UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06318
CONSULTING GROUP CAPITAL MARKETS FUNDS
(Exact name of registrant as specified in charter)
222 Delaware Avenue
Wilmington, Delaware 19801
(Address of principal executive offices)(Zip code)
CT Corp
155 Federal Street Suite 700
Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 444-4273
Date of fiscal year end:
8/31
Date of reporting period:
8/31/2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS

Consulting Group
Capital Markets Funds
                          TRAK®

Annual Report
> >  August 31, 2008

•	Large Capitalization Growth Investments

•	Large Capitalization Value Equity Investments

•	Small Capitalization Growth Investments

•	Small Capitalization Value Equity Investments

•	International Equity Investments

•	Emerging Markets Equity Investments

•	Core Fixed Income Investments

•	High Yield Investments

•	International Fixed Income Investments

•	Municipal Bond Investments

•	Money Market Investments

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Table of Contents

Shareholder Letter	I

Consulting Group Capital Markets Funds Performance Summary

Large Capitalization Growth Investments	1

Large Capitalization Value Equity Investments	3

Small Capitalization Growth Investments	5

Small Capitalization Value Equity Investments	7

International Equity Investments	9

Emerging Markets Equity Investments	12

Core Fixed Income Investments	14

High Yield Investments	17

International Fixed Income Investments	19

Municipal Bond Investments	21

Money Market Investments	23

Fund Expenses	26

Schedules of Investments	28

Statements of Assets and Liabilities	136

Statements of Operations	138

Statements of Changes in Net Assets	140

Financial Highlights	144

Notes to Financial Statements	155

Report of Independent Registered Public Accounting Firm	197

Board Approval of Management Agreement and Investment Advisory Agreements	198

Additional Information	202

Important Tax Information	207

Consulting Group
Capital Markets Funds

Dear Shareholder,

The fiscal year for the Consulting Group Capital Markets (“CGCM”) Group Funds (“Funds”) ended August 31, 2008, with the capital markets in deep retreat, a true bear market. Following the fiscal year end, the bear markets worsened as a global financial crisis resulted in security prices plummeting into mid-October. This has been no ordinary bear market, as stock prices fell well beyond the 20% decline usually indicating a bear market. This bear market has its roots in a housing market downturn that initially triggered a collapse of mortgage-backed securities, and subsequently triggered the collapse of several major financial institutions and then a virtual collapse of the credit markets. The equity markets declined, as the credit crisis gloom spread fear of a deep global recession. A series of political and financial remedies were attempted both in individual nations and coordinated across borders, all without sustained market acceptance. Which of these solutions will restore long-term confidence to, and in, the capital markets had not yet been determined as of the writing of this letter.

In light of the post-fiscal year developments, this letter attempts to address returns during the period in review, as well as the positioning of each portfolio entering the new fiscal year. Given the rapidly changing markets and evolving fundamental developments, any data and results are subject to large potential revisions and portfolio re-positioning.

The bear market officially commenced on October 9, 2007, when the Standard & Poor’s 500® Index (“S&P 500® ‘) reached a peak close of 1565.12 and then began its descent. Strains that would later result in the bear market began earlier in 2007. Housing prices fell, several mortgage companies declared bankruptcy, and, in May 2007, several Bear Stearns-managed hedge funds reported large losses and liquidity issues. From May forward, financial stocks commenced their decline as investors reassessed the mortgage related securities held widely by financial firms and investors worldwide. The broad US and global markets continued to move forward until peaking in October 2007.

While financial stocks fell in mid-2007, some positive market movement occurred, generally due to price increases in oil and other commodities. Much of the success in the equity Funds through June 2008 may be attributed to two broad choices the sub-advisers made: they either overweighted the Energy and Basic Materials sectors or underweighted the Financial Services sector. This strategy has often been referred to as being “long commodity issues, short financial issues”. Stocks in the financial sector generally comprise a larger portion of value indices and portfolios. Of the equity Fund’s sub-advisers, AllianceBernstein LP’s (“AllianceBernstein”) Large Capitalization Value portfolio was the one most negatively impacted by the decline in financial stocks.

The fixed income Funds were also impacted by the credit market crisis. A key to these Funds’ relative success during the period was in the sub-advisers having avoided collateralized debt obligations (CDOs), a form of a mortgage backed security. The parallel bear market and financial crisis progressed into fall 2008, and ultimately bond investors avoided all classes of higher-risk assets. Their preference for government bonds over corporate bonds, regardless of quality, sent prices of corporate bonds lower and negatively impacted portfolios holding anything but the lowest-risk Treasury or government securities.

In June 2008, the markets commenced a sharper downturn as they reassessed the full effects of the mortgage and financial crises. The sharp decline in commodity prices may be attributed to a growing fear of a potential economic slowdown and as a result of many speculators and leveraged hedge fund investors selling to meet margin calls in rapidly dropping market. As is typical in a bear market, selling pressures beget further selling pressures, and buyers retreat to the sidelines. As is also more typical of a later-stage bear market, all asset classes and strategies

I

lost value and fell in unison. Financial stocks continued to decline, energy stocks dropped sharply due to an anticipated drop in demand due to the apparent oncoming recession, and the emerging and developed non-US markets also fell. From June forward, all of the equity Funds struggled against this backdrop.

Many strategies have been proposed to confront the crisis. Among those strategies have been: lowering interest rates; the US government’s purchase of troubled assets from financial firms; mergers of weaker financial firms into stronger firms, often at the urging of the US government; the permitted failure and bankruptcy of a major financial firm; a government intervention to assume and secure the debt of several financial firms; a government guarantee of various types of investments within the private sector; and direct investment by governments in a number of major financial firms, with the government’s indication of a subsequent additional such investment in potentially thousands of additional financial firms. Whichever technique or techniques eventually succeed, the ultimate goal appears to be to improve the balance sheets of financial institutions, increase their capital, and loosen credit for the purpose of lending and investing. As a result of actions already taken as of mid-October, the relationship between banks and the government has been altered for the foreseeable future.

Pertaining to the review of the fiscal year ended August 31, 2008, all of the equity Funds and comparative indices produced negative returns. A broad measure of the US equity market, the S&P 500 Index fell 11.13%. Small company stocks, as represented by the Russell 2000® Index, dropped 15.49%. In the developed economies, non-US stocks fell 14.41% as represented by the MSCI EAFE® -Capitalization Weighted Index (net of dividends). The MSCI Emerging Markets Index (net of dividends), declined 10.09%.

The Lehman Brothers U.S. Aggregate Bondtm Index (“LB Aggregate”) increased by 5.87% for the period. However, the Lehman Brothers High Yield Bond Index declined 1.01% during that time. Municipal bonds also fell, as the Lehman Brothers Municipal Bond Index dropped 4.50%. For bond holdings outside the US, the Citigroup Non-U.S. Dollar World Government Bond Index-Hedged rose 4.41%. The Unhedged variation of this index, which has the impact of a changing value of the US dollar, rose 10.07%.

THE CONSULTING GROUP CAPITAL MARKETS FUNDS

CGCM Large Capitalization Growth Investments declined 3.52% for the period, versus the comparative return of -6.76% for its benchmark, the Russell 1000® Growth Index. The Lipper Large Cap Growth Funds Index returned -6.97%. The Fund’s sub-advisers are Westfield Capital Management Company, LLC (“Westfield”), Delaware Management Company (“Delaware”), and Wells Capital Management Inc. (“Wells”). The Fund produced significant excess return through June, prior to the market correction in commodity related companies and the subsequent reduction of the Fund’s excess return. The sub-advisers, especially Wells and Westfield, positioned the portfolio with a greater-than-benchmark exposure in the Energy and Materials sectors. As energy stocks led market advances during the past few years, many of the companies were reclassified as growth stocks within the indices. Companies are delineated between growth and value based upon their valuation parameters (e.g., the price-to-book ratio) and future earnings growth expectations. Companies with higher valuations and higher earnings growth forecasts are classified as growth stocks. At the end of August 2008, the index had an 11.2% exposure to energy stocks, while the Fund held 13.6%. Financial stocks comprise just 4.2% of the index. The Fund held a similar amount, but the sub-advisers’ holdings generally were not the ones associated with the deepest concerns.

CGCM Large Capitalization Value Equity Investments declined 14.23% during the period, outperforming its benchmark, the Russell 1000® Value Index, which declined 14.68%. The Lipper Large-Cap Value Funds Index returned -14.51%. The Fund has three sub-advisers: Cambiar Investors LLC (“Cambiar”), AllianceBernstein L.P. (“AllianceBernstein”), and NFJ Investment Group L.P. (“NFJ”). Two sub-advisers, NFJ and Cambiar, outperformed the benchmark, while AllianceBernstein underperformed, as it held many of the underperforming stocks in the financial sector. Financial stocks have long comprised a substantial portion of the benchmark index. As the fiscal period began, the sector represented 32.8% of the benchmark. By the end of the fiscal year, the sector comprised only 26.6% thereof. The sub-advisers’ individual weights differ, but the total financial exposure as of August 31, 2007, was 23.4% (less than the benchmark’s 32.8%). On August 31, 2008, the financial weighting was 17.1%, still

II

significantly less than the benchmark’s weighting of 26.6%. The sub-advisers had some success in their Energy and Commodity sector holdings through June, but those positions fell sharply after June.

CGCM Small Capitalization Growth Investments returned -5.25% for the period, underperforming the -3.78% return of its benchmark, the Russell 2000® Growth Index. The Lipper Small-Cap Growth Funds Index returned -10.36%. The portfolio’s sub-advisers are Wall Street Associates LLC and Westfield. The sub-advisers heavily positioned their holdings within the Technology, Health Care, and Energy sectors. These decisions permitted the Fund to post an excess return versus the index through June. As recession fears increased during the third quarter, commodity price sensitive (e.g., Energy) stocks and economically sensitive (e.g., Technology) stocks declined sharply. These two overweighted sectors dragged the excess return advantage into a loss for the period. Financial stocks comprise an insignificant portion of the small cap growth index. The Fund’s Financial exposure, 1.9%, was underweighted to that of the benchmark at fiscal year end.

CGCM Small Capitalization Value Equity Investments declined 5.36% during the period, outperforming the -7.52% return of its benchmark, the Russell 2000® Value Index. The Lipper Small Cap Value Funds Index returned -9.13%. The portfolio’s sub-advisers are NFJ, Delaware and Rutabaga Capital Management LLC. As with the large cap index, Financials comprise a significant portion of the small cap value index. At fiscal year end, they represented 33.8% of the index. The sub-advisers have long held an underweighted exposure to financial stocks, generally approximately one-half that of the index. One key to the Fund’s outperformance was the sub-advisers having avoided much of the damage in the Financial sector. At fiscal year end, the Fund had a 17.8% exposure to financial stocks.

CGCM International Equity Investments returned -16.23%, below the -14.41% return of the benchmark, the MSCI EAFE — Capitalization Weighted Index (net of dividends). The Lipper International Multi Cap Core Funds Index returned -14.47%. This Fund has had the most changes in the sub-adviser line-up over previous year in an attempt to improve relative returns against the index and the Lipper peer group. The fiscal year began with three sub-advisers, and ended with four. There were two deletions of sub-advisers and the addition of three new sub-advisers. The two constant sub-advisers during the period were Philadelphia International Advisors LP and Schroder Investment Management North America Inc. The Fund added two new sub-advisers during the period: Marsico Capital Management. LLC (April 2008), and Thornburg Investment Management, Inc. (June 2008). Brandywine Global Investment Management, LLC, was terminated as sub-adviser in June 2008. The sub-advisers are equally divided between growth and value oriented styles. The same sector effects that drove the US market’s return drove the non-US market’s return. The sub-advisers struggled throughout the year to create excess return in a volatile market.

CGCM Emerging Markets Equity Investments declined 12.37% during the period, while its benchmark, the MSCI Emerging Markets Index, declined 9.83%. The Lipper Emerging Markets Funds Index returned 11.06%. The portfolio’s sub-advisers are Newgate Capital Management LLC and SSgA Funds Management, Inc. The emerging markets produced strong positive returns through June 2008. These markets benefited from the huge run-up in commodity prices and economic growth faster than that within developed economies. When commodity prices began their decline in July 2008 and markets began to worry that the recession would not leave the emerging economies unscathed, the emerging markets index fell sharply. Moving into October 2008, the benchmark index had declined by more than 50% from its high value. Many factors contributed to the decline of the emerging markets in addition to the two aforementioned. Among the largest decliners were Russia and China. Both sub-advisers were unable to produce a better-than benchmark return as the emerging markets posted a decline for the fiscal year.

CGCM Core Fixed Income Investments returned 4.78% for the period as compared to its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 5.87% for the period, during which the Lipper Intermediate Investment Grade Funds Index returned just 1.02%. The portfolio’s sub-advisers are Pacific Investment Management Company LLC (“PIMCO”), BlackRock Financial Management, Inc. (“BlackRock”), Metropolitan West Asset Management, LLC (“MetWest”), and Western Asset Management Company (“WAMCo”). The Fund’s relative performance in the second half of the fiscal year was very different than the six-month period through February. At the end of February, the Fund outperformed its benchmark by 113 basis points and by the end of

III

August, the Fund underperformed its benchmark by 109 basis points. Mortgage bonds in the WAMCo and BlackRock portfolios were primary drivers of the portfolios underperformance for the fiscal year. PIMCO’s excess return margin through February diminished during the last half of the fiscal year as the market corrected in areas like Emerging Market debt. MetWest’s portfolio avoided corporate credit concerns, resulting in added value. All of the portfolio’s sub-advisers hold positions in the very broadly defined mortgage-backed securities sector, but targeted different portions of that market with varying degrees of success.

CGCM High Yield Investments returned -1.69% for the period, underperforming its benchmark, the Lehman Brothers High Yield Index, which yielded -1.01% and outperforming the Lipper High Current Yield Bond Funds Index, which returned -2.58%. The portfolio’s sub-advisers are WAMCo and Penn Capital Management Co., Inc. (“Penn Capital”). The high yield market is impacted by future economic activity expectations, and, as a result, the slowing economy produced negative returns. As economic conditions continue to decline, the expectation is that investors will demand a higher yield premium over riskless, comparable US Treasury securities. Given the risk-averse posture of the market, spreads widened to within the upper band of historical observations. The WAMCo portion of the Fund lagged the index as lower quality issues performed worse than the overall high yield market. Penn Capital’s portion more closely tracked the index return due to its relatively conservative approach during the period.

CGCM International Fixed Income Investments returned 4.90% for the period, outperforming its benchmark, the Citigroup Non-US Dollar World Government Bond Index-Hedged, which returned 4.41%, but underperforming the Lipper International Income Funds Average, which returned 7.16%. PIMCO is the Fund’s sole sub-adviser. The Lipper index’s universe includes those funds that are not required to hedge their currency exposure. The portfolio has an 80% hedged minimum as described in the prospectus. The major strategy effects that produced higher than index returns included positioning for a cut in short-term interest rates and holding Emerging Market debt, which had improving fundamentals for a large part of the fiscal year.

CGCM Municipal Bond Investments returned 3.48% for the period versus the 4.50% return of its benchmark, the Lehman Brothers Municipal Bond Index. The Lipper General Municipal Debt Funds Index returned 1.94%. McDonnell Investment Management, LLC (“McDonnell”), is the Fund’s sole sub-adviser. The municipal bond market recovered from negative returns generated during the first half of the fiscal year, as interest rates declined. The municipal market also suffered from general overall negative credit market conditions. Poor liquidity impacted both trading spreads and lower quality issues. McDonnell’s longer maturity focus negatively impacted performance, as the market penalized long-term muni bonds and more highly valued quality and liquidity characteristics.

We thank you for your continued support as shareholders of the CGCM Funds. These challenging times have brought forth some novel potential solutions to the market crisis. We urge you to continue to discuss all the changes and impacts with your financial adviser as we navigate the new fiscal year.

Sincerely,

James J. Tracy
Chief Executive Officer

October 17, 2008

IV

The performance shown herein represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown herein. Principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The portfolios are only available to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

RISKS: Certain of the portfolios may invest in derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Investments in small or medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain of the portfolios may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds.

1	The US Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
2	The S&P 500® Index is a market capitalization-weighted index of 500 widely-held common stocks. Standard & Poor’s 500 and S&P 500® are registered trademarks of the McGraw-Hill Companies, Inc.
3	The Russell 1000® Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
4	The Russell 1000® Value Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S.-domiciled companies with greater than average value orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 1000® Index is a registered trademark of the Frank Russell Company.
5	The Russell 2000® Growth Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with greater-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. Russell 2000® Index is a registered trademark of the Frank Russell Company.
6	The Russell 2000® Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S.-domiciled companies with less-than-average growth orientation whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ.
7	The MSCI EAFE® — Capitalization Weighted Index is a composite portfolio or equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. MSCI EAFE® — Capitalization Weighted Index is a registered trademark of Morgan Stanley Capital International Inc.
8	The MSCI Emerging Markets Index is an index comprised of thirteen emerging markets open to direct foreign participation.
9	The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Lehman Brothers U.S. Aggregate Bond Index is a trademark of Barclays Capital Inc.
10	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible and have at least one year remaining to maturity as well as an outstanding par value of $100 million.
11	The Citigroup Non-U.S. Dollar World Government Bond Index-Hedged is a market capitalization weighted index that is designed to represent the hedged performance of the government bond markets in thirteen developed countries, excluding the U.S.
12	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons.

V

Performance of the Consulting Group Capital Markets Funds
For the Year Ended August 31, 2008†* (unaudited)

Large Capitalization Growth Investments	(3.52)%
Russell 1000® Growth Index (1)	(6.76)

Large Capitalization Value Equity Investments	(14.23)
Russell 1000® Value Index (2)	(14.68)

Small Capitalization Growth Investments	(5.25)
Russell 2000® Growth Index (3)	(3.78)

Small Capitalization Value Equity Investments	(5.36)
Russell 2000® Value Index (4)	(7.52)

International Equity Investments	(16.23)
MSCI EAFE® — Capitalization Weighted Index (5)	(14.41)

Emerging Markets Equity Investments	(12.37)
MSCI Emerging Markets Index (6)	(9.83)

Core Fixed Income Investments	4.78
Lehman Brothers U.S. Aggregate Bondtm Index (7)	5.87

High Yield Investments	(1.69)
Lehman Brothers High Yield Index (8)	(1.01)

International Fixed Income Investments	4.90
Citigroup Non-U.S. Dollar World Government Bond Index — Hedged (9)	4.41

Municipal Bond Investments	3.48
Lehman Brothers Municipal Bond Index (10)	4.50

Money Market Investments	3.10
90-day Treasury Bill	2.30

See pages 24 through 25 for all footnotes.

VI

Large Capitalization Growth Investments

About the Sub-Advisers

•	Delaware Management Company (“Delaware”)
Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company’s operational efficiencies, management’s plans for capital allocation and the company’s shareholder orientation. Delaware currently defines large capitalization companies as those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $45 million to $410 billion as of September 30, 2008, Delaware will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

•	Wells Capital Management Inc. (“Wells Capital”)
Wells Capital employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were Westfield Capital Management Company, LLC (“Westfield”), Wells Capital Management, Inc. (“Wells Capital”), and Delaware Management Company (“Delaware”).

The Delaware portion of the Fund underperformed the Fund’s benchmark, the Russell 1000® Growth Index, during the one-year period ending August 31, 2008, primarily due to security selection and, to a lesser extent, sector allocation. Sector allocation was a factor as Delaware’s portion of the Fund was underweighted in Energy, which had the highest absolute performance of any sector for the period. Delaware tends to avoid many stocks in the traditionally cyclical sectors where a commodity price or the magnitude of an economic cycle is the key driver of the company’s results. In contrast, they tend to own businesses that they believe have a unique, sustainable competitive advantage that can help them manage their way through various economic cycles and whose returns are not subject to the cyclical swings in an underlying commodity price. Performance was also impacted by security selection in Consumer Services, Technology, and Healthcare. In addition, while Delaware did not own the traditional “spread-lending” financial stocks, they did own transaction-based financials that suffered as the entire financial sector was under pressure. Finally, Delaware added contribution from stock selection in Business Services, as companies in this sector outperformed due to business models that tend to hold up relatively well in periods of economic uncertainty or slowdown.

The Wells Capital portion of the Fund outperformed the benchmark for the twelve month period ending August 31, 2008. During this period of challenging equity markets, an emphasis on bottom-up stock selection based on rigorous fundamental research proved beneficial and led to favorable investments and relative gains for the year. From an attribution standpoint, stock selection within the portfolio provided the majority of relative gains, with allocations to companies operating in the materials, health care and energy sectors driving performance. Additionally, selective positioning in the Consumer Discretionary and Financials sectors proved to be sound investment decisions. Looking deeper, portfolio gains were generated from exposure to companies operating in a wide variety of industries. Within Materials, investments tied to steel and fertilizer production provided meaningful portfolio gains as these were areas experiencing robust growth and rising commodity prices. Healthcare investments in areas of biotechnology and pharmaceuticals proved helpful. Favorable global supply and demand dynamics coupled with prospects for continued capital investment in energy production led to strength in Energy investments. Detracting from portfolio value were allocations to Information Technology and Telecommunication Services. Specifically, the primary source of underperformance was exposure to wireless service within Telecommunications and semiconductors within Technology.

The portion of the Fund managed by Westfield in the twelve months ending August 31, 2008, outperformed the Fund’s benchmark. Sources of the portfolio’s relative outperformance were broad-based, with six out of eight sectors finishing ahead of the benchmark. Positive stock selection in Energy and Healthcare provided the biggest contribution to performance. Energy was the Westfield portfolio’s best absolute and relative performer. Every holding within the sector posted double-digit gains; the biggest contribution to relative results came from oil and gas equipment and services. Portfolio investments in Materials, specifically within gold and industrial gases, provided a significant contribution to excess returns. Healthcare was the second best relative performer. A meaningful overweight of the sector, along

•	Westfield Capital Management Co., LLC (“Westfield”)
Westfield uses an active management style and favors investing in earnings stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Westfield believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research.

The following graph depicts the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index1 and the Lipper Large-Cap Growth Funds Index.13

with strong performance within biotechnology, healthcare supplies, and healthcare equipment drove positive results. The Consumer Discretionary and Technology sectors also contributed to overall results. Westfield’s portfolio remained underweight in the Consumer Discretionary sector. The cautious stance toward that group proved to have a positive impact upon returns, as consumer-related stocks were among the poorest performers during the period. Financials finished slightly ahead of the benchmark. Sector results were mixed: gains posted in investment banking and brokerage were counterbalanced by declines within specialized finance and diversified banks. Consumer Staples and Industrials hurt relative results. Weakness in Consumer Staples stemmed from declines within agricultural products. Agricultural commodity stocks were significantly hurt as investor sentiment began to shift to worries of an impending global slowdown. Finally, Industrials underperformed, negatively impacted by losses within construction and engineering and electrical components and equipment.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	7.92%	6.31%
10 year	3.45	1.91
5 year	7.50	5.90
3 year	5.40	3.83
1 year	(3.52)	(4.96)

See pages 24 through 25 for all footnotes

Large Capitalization Value Equity Investments

About the Sub-Advisers

•	Cambiar Investors LLC (“Cambiar”)
Cambiar utilizes a bottom-up process that seeks to identify companies that are attractively priced, demonstrate positive developments not yet recognized by the market and offer significant appreciation potential within a one- to two-year time frame.

•	NFJ Investment Group LP (“NFJ”)
The NFJ investment process initially screens for positive fundamentals by applying a screen over a universe of approximately 800 stocks in order to identify companies with positive fundamental characteristics. After the screen has been applied, NFJ then conducts in-depth research and analysis by reviewing each of the remaining 150-200 possible investments for low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations. As part of the portfolio construction process, industry concentration is mitigated by avoiding overexposure to any one sector by restricting the number of stocks held within a single industry. The portfolio generally holds 40 to 50 companies. NFJ’s process involves regular portfolio and universe monitoring for buy and sell candidates. NFJ continually repeats its research process in order to identify new buy and sell candidates. The sell discipline is an important part of NFJ’s process. A stock is sold when an alternative stock with equally strong fundamentals demonstrates a substantially lower price-to-earnings ratio, and/or a substantially higher dividend yield.

For the period of September 1, 2007, through August 31, 2008, the Fund’s sub-advisers for the Fund were NFJ Investment Group L.P. (“NFJ”), AllianceBernstein LP (“AllianceBernstein”), and Cambiar Investors LLC (“Cambiar”).

The portion of the Fund managed by NFJ for the twelve months ending August 31, 2008, posted an annual return that outperformed the Fund’s benchmark, the Russell 1000 Value Index performance benchmark although both the Fund and the benchmark declined by more than 10%. The dispersion of economic sector returns was wide. The Financial sector decline exceeded 30% and the Consumer Discretionary, Industrials, and Technology sectors, declined by more than 10%. Energy, Consumer Staples, and Utilities were the only three sectors that appreciated in value. Favorable performance results may mainly be attributed to positive sector strategy. An underweighting in Financials (the worst performing sector) buoyed returns, but issue selection within the group was poor and more than offset the benefit. Sector weighting was positive in seven other economic sectors. Issue selection within the Energy sector was favorable. The economy and equity markets should continue to move forward unless adverse changes to monetary, tax, incomes and/or trade policies occur. Heightened geo-political tensions in the Middle East could also be disruptive to the equity markets. The turmoil in the equity markets over the past year has primarily been focused within the financial sector where the impairment in value of illiquid mortgage related securities has occurred. When write downs for financial companies reduce equity and increase leverage ratios, solvency becomes an issue. Financial companies that need to shore up their capital requirements are reluctant to lend especially to borrowers that may have similar risks. Capital flows less freely when the creditworthiness of borrowers becomes less certain. Mortgage securities will remain illiquid until they are able to be valued accurately. Once that happens, credit should once again flow more freely. The portfolio maintains low valuation and above average dividend yield.

The AllianceBernstein portion of the Fund underperformed the benchmark, for the annual period ended August 31, 2008. The period was difficult across most sectors, with only Consumer Staples, Energy and Services stocks posting gains. Financial stocks were heavily battered, as a crisis of confidence engulfed financial markets. As such, stock selection in the Financial sector most negatively impacted returns. However, this was somewhat offset by an underweight of the Finance sector. Not owning several outperforming Energy stocks also detracted from performance. Positive contributors to performance included a holding in steel producer Arcelor Mittal, which continued to benefit from rising global steel prices, bolstered by strong demand and rising input costs. Stock selection in Technology holdings also contributed to returns, including positions in Motorola and Microsoft. Microsoft benefited from strong demand of its notebook PCs and xBox hardware and on its expected release of its virtualization software, a technology that permits multiple software applications to run on a single server.

The Cambiar portion of the Fund outperformed the Fund’s benchmark. The sources of the portfolio’s relative outperformance for the trailing 12 months was even split between strong sector allocation decisions, as well as positive security selection. The portfolio was significantly underweight Financials due to the credit crisis and its negative impact on earnings; this decision was the primary value-add, as Financials represented the worst-performing sector over this timeframe. Portfolio capital was subsequently allocated to Energy and Consumer Staples, two of the better-performing sectors in the market. The Cambiar-managed portion of the Fund also benefitted from strong stock selection within the Industrial and Healthcare sectors; individual

•	AllianceBernstein L.P. (“AllianceBernstein”)
AllianceBernstein seeks to exploit undervalued securities and the opportunities these create. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500® Index and 150 additional large/ mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock’s expected return and risk considerations. AllianceBernstein also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000® Value Index2 and the Lipper Large-Cap Value Funds Index.12

highlights included Barr Pharmaceuticals and Norfolk Southern. The Cambiar portfolio’s higher exposure to Technology and Consumer Discretionary was a negative contributor, as these sectors sold off on fears of a spending slowdown in both the corporate and consumer marketplaces. Non-exposure to Utilities was an additional detractor, as this sector’s defensive characteristics enabled it to post a modest gain for the year.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	8.36%	6.75%
10 year	5.45	3.88
5 year	7.57	5.96
3 year	3.20	1.66
1 year	(14.23)	(15.51)

See pages 24 through 25 for all footnotes

Small Capitalization Growth Investments

About the Sub-Advisers

•	Wall Street Associates LLC (“WSA”)
WSA follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

•	Westfield Capital Management Co., LLC (“Westfield”)
Westfield favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small capitalization portion of the market is under-researched, and therefore less efficient, than the large capitalization sector.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were Westfield Capital Management Company, LLC (“Westfield”), and Wall Street Associates LLC (“WSA”).

The portion of the Fund managed by Westfield in the twelve months ending August 31, 2008, outperformed the Fund’s benchmark, the Russell 2000 Growth Index. Positive stock selection within Information Technology, Healthcare, and Consumer Discretionary was the most significant driver of relative gains. In addition, an overweight in Energy and an underweight position in the Consumer Discretionary sector enhanced overall results. Information Technology was the biggest contributor to relative performance. The sector returns were assisted by positive stock selection within semiconductors, internet software and services, and data processing and outsourced services. Healthcare posted a double-digit gain and contributed handsomely to relative results. The sector outperformed the benchmark in six of seven industries in which Westfield’s portion of the Fund was invested; advances were especially significant within Pharmaceuticals and Biotechnology. The Consumer Discretionary sector benefited from positive stock selection within specialized Consumer Services and Casinos & Gaming. Energy delivered the best absolute performance; however, stock selection did not keep pace with the index’s advances. Despite the recent dramatic pullback in Energy, the portfolio remains overweight the sector. Performance results were hurt by declines within Industrials and Consumer Staples. Although holdings in industrial machinery posted gains, their positive impact was overshadowed by declines within construction & farm machinery and marine ports & services. Underperformance in Consumer Staples stemmed from weak stock selection within agricultural products and personal products.

The portion of the Fund managed by WSA underperformed the benchmark for the fiscal year ended August 31, 2008. The Fund benefited from an over weighted position in the Energy sector, which produced relatively strong returns. WSA’s portfolio increased exposure to infrastructure in the second quarter of 2008, which contributed to portfolio returns. The Fund benefited from an under weighted position in the Consumer Discretionary sector, however Consumer stocks lagged the broader market as consumers faced strong headwinds and this group had an overall negative impact on performance. Technology stocks had the largest negative impact on performance during the period. Declining investor sentiment spilled over into business spending and negatively impacted corporate capital expenditures. Additionally, fallout from the sub-prime related financial crisis negatively impacted Technology issues, as financial companies are generally large spenders in the technology area. Investors are quite possibly experiencing their worst-ever financial crisis. U.S. equity markets were extraordinarily volatile during the fiscal year as the sub-prime lending crisis continued to unfold. Investors were hit by a continuous barrage of negative news including recession fears, the collapse of several commercial and investment banks, the demise of Fannie Mae, Freddie Mac and AIG, hedge fund implosions, rising home foreclosures, and a clearly weakening economy. Although small-cap stocks outperformed their larger cap counterparts, the investment landscape was clearly difficult to navigate. Many broad economic sectors within the benchmark produced negative returns, including Technology, Consumer Discretionary and Financial Services. The Energy sector was the only sector to post a significant positive return.

The following graph depicts the performance of the Small Capitalization Growth Investments vs. the Russell 2000® Growth Index3 and the Lipper Small Cap Growth Funds Index.15

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION GROWTH INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	9.69%	8.05%
10 year	7.28	5.68
5 year	7.91	6.31
3 year	5.16	3.60
1 year	(5.25)	(6.66)

See pages 24 through 25 for all footnotes

Small Capitalization Value Equity Investments

About the Sub-Advisers

•	Rutabaga Capital Management LLC (“Rutabaga”)
Rutabaga focuses exclusively on micro- and small capitalization stocks and looks to unearth uncommon or currently out-of-favor stocks. The firm’s analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

•	NFJ Investment Group L.P. (“NFJ”)
NFJ employs an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. NFJ also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

•	Delaware Management Company (“Delaware”)
Delaware believes that markets can misprice securities. Delaware seeks to exploit this inefficiency on a consistent basis through active, research-based management. Delaware identifies companies with market capitalizations typically less than $2 billion at the time of purchase whose values it believes are not currently recognized in the market. In order to do so, Delaware considers a variety of factors, including, the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward. Delaware’s focus is on value stocks whose prices are historically low on a given financial measure, such as profits, book value or cash flow.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were NFJ Investment Group L.P. (“NFJ”), Rutabaga Capital Management LLC (“Rutabaga”), and Delaware Management Company (“Delaware”).

The NFJ portion of the Fund posted an annual return that exceeded that of the Fund’s benchmark, the Russell 2000 Value Index performance, for the year ended August 31, 2008. There was a wide divergence in benchmark sector returns during the period. Energy and Materials sectors finished with double-digit returns exceeding 10% while Consumer Discretionary, Financials, Technology sectors returns declined by more than 10%. Favorable portfolio performance results can mainly be attributed to significant underweighting in Consumer Discretionary and Financials and an overweighting in Energy and Materials. Issue selection contributed negatively overall and overwhelmingly within the Energy. The NFJ portfolio had approximately 27% turnover in its positions for the period. Turmoil in the equity markets over the past year has primarily been focused within the financial sector, where the impairment in value of illiquid mortgage related securities has occurred. When write downs for financial companies reduce equity and increase leverage ratios, solvency becomes an issue. Financial companies that need to shore up their capital requirements are reluctant to lend, especially to borrowers that may have similar risks. Capital flows less freely when the creditworthiness of borrowers becomes less certain. Mortgage securities will remain illiquid until they may be valued accurately. Once that occurs, credit will once again flow more freely. The portfolio is underweighted in the Finance and Technology sectors. As of August 31, 2008, the NFJ portfolio maintains low valuation with a P/E ratio of 12.5. The dividend yield is 3.0%. The average market capitalization is $1.7 billion.

Rutabaga trailed the benchmark for the fiscal year. The portfolio was hit by poor performance in several Consumer and Automotive stocks. Rutabaga liquidated a few of those positions, but in most cases, believes the market has overreacted to the current pull back in consumer activity – so at present, remains committed to its positions. The other major detractor to recent performance is the fact that over the past several quarters Rutabaga has found greater value in the smaller end of the small cap universe. Indeed, the weighted average market cap of the portfolio is almost half that of the benchmark. During the fiscal year, micro cap stocks underperformed small cap stocks by 9%, clearly providing a negative headwind to performance. Still, Rutabaga’s objective remains to outperform the market in all environments. The recent months have been marked by unprecedented volatility in the markets as investors grapple with the uncertainty posed by the breakdown of the credit markets and the slowing of domestic and global economic activity. While Rutabaga cannot predict how or when these issues will be resolved, it believes that they present some very attractive buying opportunities. As such, Rutabaga remains focused on trying to identify superior companies, which are neglected, attractively valued, and possess internal catalysts to grow their earnings faster than other investors may expect.

The Delaware portion of the Fund outperformed the benchmark over the one-year period ending August 31, 2008. The combination of slowing economic growth, tougher lending standards, falling housing prices and a dramatic increase in problem loans at banks led to a very difficult environment for investors. The sectors that performed poorly were generally tied to the consumer and credit, and therefore, Consumer Cyclicals, Consumer Services, and Financial Services were the worst-performing sectors in the benchmark. The only sectors showing positive returns during the period were Basic Industries, Capital Spending, Healthcare, and Transportation, and much of this stronger performance for the economically sensitive

The following graph depicts the performance of the Small Capitalization Value Equity Investments vs. the Russell 2000 Value Index4 and the Lipper Small Cap Value Funds Index.14

areas occurred during the early part of 2008, while commodity prices were rising. From a performance standpoint, the overweighting in Capital Spending and Energy, combined with strong stock selection, had a positive impact on performance during the fiscal year. Additionally, the underweighting in Financial Services and REITs also had a positive impact on performance. Poor stock selection in several areas including Financial Services and Consumer Staples negated some of the previously mentioned positive impact. Overall, stock selection and sector weightings were both positive factors in portfolio performance versus the Index.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	10.65%	8.99%
10 year	11.10	9.45
5 year	12.73	11.05
3 year	5.78	4.20
1 year	(5.36)	(6.77)

See pages 24 through 25 for all footnotes

International Equity Investments

About the Sub-Advisers

•	Schroder Investment Management, Inc.
The Schroders International Diversified portfolio uses a bottom-up growth oriented strategy for stock selection. We employ a fundamental, research driven approach to identify quality growth companies with attractive medium-term growth and valuation, quality management and financial position, and a sustainable competitive advantage. Our concentrated, “best ideas” portfolio blends both core and opportunistic holdings.

•	Philadelphia International Advisors LP (“PIA”)
PIA utilizes a bottom-up approach to international investing. It selects stocks to buy and sell by evaluating a company’s growth outlook and market valuation based on traditional value characteristics, positive company-specific catalysts and other operating and financial conditions. It selects countries primarily by evaluating a country’s valuation ratios such as price-to-earnings and dividend yield, prospective economic growth, government policies and other factors.

•	Thornburg Investment Management, Inc. (“Thornburg”)
Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace. Our idea of value centers on our assessment of the intrinsic worth of an investment, as compared to today’s price, based on intensive fundamental research.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were Schroder Investment Management NorthAmerica Inc. (“Schroder”) and Philadelphia International Advisors LP (“PIA”). Marsico Capital Management, LLC (“Marsico”) began serving as sub-adviser on March 17, 2008. Thornburg Investment Management, Inc. (“Thornburg”) began serving as sub-adviser on June 16, 2008.

The portion of the Fund managed by Schroder during the twelve months ended August 31, 2008, outperformed the MSCI EAFE® — Capitalization Weighted Index, the Fund’s benchmark. Pan-European holdings added the most value from a regional perspective, more than offsetting weakness in emerging markets and Canada. Across the portfolio, from a sector viewpoint, stock selection in Information Technology (“IT”), Materials and Healthcare contributed most to the portfolio’s relative performance. Examples in IT include Redecard, which is benefiting from Brazil’s transition to a card-based payment system, and Autonomy Corporation PLC, which has seen strong demand from banks wanting to safeguard against potential sub-prime-related litigation. Secular trends drove most of the key contributors in the Materials sector. Examples were linked to climate change, such as Syngenta and Linde, and the continued integration of emerging markets into the global economy. Mining group Rio Tinto PLC and steel producer Arcelor Mittal fall into the latter category. Schroder’s substantial underweight to financials also helped relative returns, although the impact was reduced by some disappointing stock performances. As of August 31, 2008, nearly 13% of Schroder’s portfolio was invested in emerging markets, in particular stocks driven by strong secular growth trends, and Canadian energy stocks. The portfolio has a large underweight to Japan relative to the benchmark, although within this is an overweight to industrials such as Central Japan Railway, Mitsubishi Corporation and USHIO. On an overall level, the largest sector overweights are to Energy, Materials, Industrials, Telecommunications and Consumer Staples. Key underweights are currently to financials, utilities and healthcare. These positions are largely by-products of Schroders’ bottom-up selection process for identifying quality growth companies with competitive advantages trading on reasonable valuations.

PIA’s portion of the Fund underperformed the benchmark. Although PIA’s Financial and Energy sector exposures added value on a relative basis, its portfolio’s economically sensitive sectors declined sharply, and dragged overall returns down. Specifically, Materials and Consumer Discretionary holdings accounted for the bulk of the decline. These sectors have been frustrating for some time now, yet PIA believes valuations for the companies remain very attractive. Many of these sector holdings are in the UK, which was the worst-performing country in the portfolio for the period. In addition, the portfolio was underweight sectors deemed to be safer from an earnings risk perspective, namely Consumer Staples and Utilities, which continued to outperform the overall market despite rich valuations. On a regional basis, select holdings in emerging markets aided relative returns but could not compensate for the security selection shortfall in the UK and Continental Europe.

Thornburg began serving as sub-adviser to the Fund on June 16, 2008. During that period, Thornburg’s portion of the portfolio was nearly in-line with the benchmark. Although stock selection was negative during the period, positive sector allocation and currency effects somewhat offset stock selection impact. Top performers included Teva Pharmaceutical Industries (“Teva”), Embraer-Empresa Brasileira de Aeronautica PFD (“Embraer”), and Canadian National (“CN”) Railway. Teva has delivered strong earnings growth this year and recently announced the acquisition of Barr that should round out its generic drug pipeline and provide opportunities for significant cost

•	Marsico Capital Management, LLC (“Marsico”)
Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals; strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

The following graph depicts the performance of the International Equity Investments vs. the MSCI EAFE-Capitalization Weighted Index5 and the Lipper International Multi Cap Core Funds Index.16

savings across the two firms’ operations. Embraer has benefited recently from the decline in oil prices, as the airline industry prices in lower fuel costs and the potential for better profitability during the second half of 2008. CN Railway delivered strong results and announced more favorable pricing and volumes on its new Prince Rupert facility that went into service during the spring. From a sector allocation perspective, the overweight to Healthcare was Thornburg’s largest contributor. The underweight to Utilities was Thornburg’s largest detractor from a sector allocation perspective. By region/country, the emerging markets also performed roughly in-line with developed markets. Emerging market exposure increased with Thornburg assuming the new mandate, as its investment philosophy allows for flexibility to invest outside developed markets. Developed markets experienced strong relative performance in France, Switzerland, and the United Kingdom and weak relative performance in Canada, Germany, and Japan. These sector and regional exposures are solely a function of Thornburg’s bottom-up, fundamental analysis approach to investing in promising companies at a discount to intrinsic value.

Marsico began serving as sub-adviser to the Fund on March 17, 2008. Marsico’s portion of the portfolio modestly underperformed the index. Marsico’s Consumer Discretionary positions struggled, in part, due to concerns regarding a potential global slowdown in consumer spending. Certain individual holdings in several sectors disappointed, including France-based utility Veolia Environnement S.A., Japan-headquartered industrials company Marubeni Corp., Swiss construction materials company Holcim Ltd. (prior to being sold), and Latin America wireless telecommunications provider America Movil S.A.B. de C.V. Financials positions Fortis N.V. and Bovespa Holding SA posted negative returns and were sold. There were a few bright spots to the portfolio’s performance. In particular, stock selection was strong in the Information Technology and Materials sectors. Although active currency management is not a central facet of Marsico’s investment process, currency fluctuations may at times impact the Marsico-managed portfolio’s performance. For the period, currency fluctuations had a positive effect on performance results relative to the benchmark.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	6.61%	5.01%
10 year	5.88	4.30
5 year	12.06	10.39
3 year	6.65	5.06
1 year	(16.23)	(17.47)

See pages 24 through 25 for all footnotes

Emerging Markets Equity Investments

About the Sub-Advisers

•	SSgA Funds Management, Inc. (“SSgA”)
Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

•	Newgate Capital Management LLC (“Newgate”)
Newgate seeks long-term growth of capital by utilizing a top-down value approach in identifying undervalued economic countries, regions and sectors. Newgate incorporates both geopolitical and macroeconomic factors into its investment strategy through fundamental quantitative analysis, investment experience and professional judgment.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were Newgate Capital Management LLC (“Newgate”), and SSgA Funds Management, Inc. (“SSgA”).

The portion of the Fund managed by Newgate for the twelve months ended August 31, 2008, was substantially invested in commodity-related countries for the first nine months of the Fund’s fiscal year, a position that greatly benefited the Fund during that time. Brazil, Argentina and Russia were three primary countries that the Fund was overallocated to as a result of energy exposure. Toward the fiscal year end, allocations to Brazil and energy exposure in China and South Africa were reduced. As the year progressed, Asia became an increasing focus. Allocations to China increased as its market declined and valuations improved. Positioning in China has been a net contributor to Fund performance relative to the Fund’s benchmark, the MSCI Emerging Markets Index. Newgate is now overallocated to China. South Korea has been a consistent overallocation in the portfolio as a changing government promises significant reforms in the Financial and Real Estate sectors. Companies and countries that rely primarily on exports, especially exports to the United States (“US”), saw reduced allocations as a major source of growth. As a result, there has been underallocation to Taiwan, a primary exporter of technology components. The portfolio has also underallocated to India, especially the Indian software companies that have US and European banks as key clients. During the past year, the best-performing allocations were to Brazil, China, Mexico and an underallocation to Taiwan. Newgate’s portfolio was hurt by allocations to South Korea and an underallocation to South Africa. Newgate is confident as to potential for growth in emerging markets going forward. The selloff in 2008 has led to very compelling valuations and attractive economic growth rates in light of the slowdown in the developed world. Newgate remains allocated to countries with strong balance sheets at the government, corporate and household levels.

For the twelve month period ending August 31, 2008, the SSgA portion of the Fund outperformed the benchmark. SSgA utilizes both a country selection and a stock selection model in its process. At the beginning of 2008, SSgA began the year with a modest overweight in Brazil. Brazil had been a strong outperformer through all of 2007 and through the end of the second quarter in June relative to other countries in the benchmark July and August were quite challenging as the Brazilian market suffered from the sell off in commodities and the selloff by investors seeking liquidity. It was the one position that caused a significant negative impact to the portfolio. On the positive side, through most of 2008, SSgA has maintained modest underweights in both China and India, which has benefited the portfolio. These two markets have been two of the worst-performing markets in the benchmark through the 12-month period ending August 31, 2008. SSgA’s portfolio has also benefited from a number of positions in some of the smaller markets in the benchmark. Specifically, SSgA had a modest overweight in South Africa and Egypt which, along with positive stock selection in Korea, contributed positively to overall performance.

The following graph depicts the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Index6 and the Lipper Emerging Markets Funds Index.17

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EMERGING MARKETS EQUITY INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (4/20/94)	6.53%	4.94%
10 year	15.15	13.44
5 year	21.78	19.97
3 year	17.51	15.76
1 year	(12.37)	(13.68)

See pages 24 through 25 for all footnotes

Core Fixed Income Investments

About the Sub-Advisers

•	BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

•	Pacific Investment Management Co. (“PIMCO”)
PIMCO employs “top-down” and “bottom-up” investment techniques. It implements the following “top-down” strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. PIMCO also employs the following “bottom-up” strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

•	Western Asset Management Co. (“WAMCo”)
WAMCo emphasizes three key strategies to enhance total return: (i) adjusting the allocation among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing undervalued securities in each of the key sectors of the bond market while keeping overall quality high.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were Metropolitan West Asset Management LLC (“MetWest”), BlackRock Financial Management, Inc. (“BlackRock”), Pacific Investment Management Company LLC (“PIMCO”), and Western Asset Management Company (“WAMCo”).

The portion of the Fund managed by MetWest outperformed the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bondtm Index, during the twelve months ended August 31, 2008. During that period, the fixed income and equity markets experienced volatility and turbulence to a degree virtually unprecedented in history, over which MetWest was defensively positioned in the credit markets and also benefited from Treasury yield curve steepening. Duration was similar to the benchmark. Although the housing market and sub-prime-related difficulties resulted in credit market under performance and liquidity challenges, particularly in mortgage-related sectors, overall Fund performance was still above that of the benchmark. MetWest continued to focus on high quality, well-structured senior sub-prime asset-backed securities and mortgage-backed securities since depressed pricing in these sectors suggested draconian housing market assumptions in the financial markets and led to relative value investment opportunities. The managers remained generally underweighted to the corporate sector throughout the period as a slowing economy and tight credit conditions signal wider spreads ahead.

The BlackRock portion of the Fund underperformed the benchmark during the period. Concerns over the weakening consumer, declining mortgage market, and reported write-downs in the financial sector contributed to a decline in risk appetite. A flight to quality and lack of liquidity lead to Treasuries outperforming all spread sectors. BlackRock’s largest contributor to performance was the consistent underweight to credit. Given the increasingly deteriorating economic environment, corporate spreads widened in sympathy with other risk assets, generating negative returns for the period, benefiting relative performance. BlackRock’s overweight to Commercial Mortgage-Backed Securities (“CMBS”) was the largest detractor during the period. The CMBS sector has struggled with extreme technical stressors within the sector. Hedge funds, broker-dealers and other leveraged players have sold CMBS in a wholesale attempt at reducing leverage. Security selection within CMBS has been strong, favoring short duration, high-quality CMBS, which have outperformed longer-duration CMBS. Holdings within mortgages, particularly non-agency mortgages, detracted from performance due to tight credit, rating action uncertainty, and liquidations by failing funds and Collateralized Debt Obligations.

The PIMCO portion of the Fund outperformed the benchmark for the period. The most significant contributor to outperformance was PIMCO’s emphasis on short-term interest rates in the United States (“US”) as the Federal Reserve reduced short-term rates (“Fed Funds rate”) by 425 basis points in an effort to stimulate the economy and mitigate the financial stress that resulted from the dramatic deleveraging experienced in the marketplace. Similarly, PIMCO’s overall duration positioning contributed to performance as yields fell in the US on increase risk aversion and a general flight to quality. The twelve months ended August 31, 2008 were characterized by numerous extraordinary and unprecedented events, including the escalation of the sub-prime debacle, substantial financial write-downs that snowballed into nothing short of a global financial crisis, a slowing of major developed economies and record-high commodity prices. The policy response, especially in the US, has been equally unprecedented — from the opening up the discount window to investment banks to the introduction of several different facilities aimed to inject liquidity into the market. Keeping with PIMCO’s secular

•	Metropolitan West Asset Management, LLC (“MetWest”)
MetWest seeks to achieve consistent outperformance through the measured and diversified application of five fixed income management strategies, including (i) duration management, (ii) yield curve positioning, (iii) sector allocation, (iv) security selection, and (v) opportunistic execution. The philosophy is predicated on a long-term economic outlook. Portfolio risk is addressed through the limitation of duration to within one year of the benchmark. Investments are characterized by diversification amongst all US-Dollar denominated sectors of the fixed income marketplace. Finally, the philosophy recognizes the over-the-counter nature of the fixed income markets and the attendant potential for pricing inefficiencies that can be exploited to the portfolio’s advantage.

The following graph depicts the performance of the Core Fixed Income Investments vs. the Lehman Brothers U.S. Aggregate Bond Index7 and the Lipper Intermediate Investment Grade Index.19

belief that the emerging markets will help lead global growth going forward, it maintained moderate off-benchmark exposure to emerging markets currency, especially those in Asian countries. These currency positions contributed to performance as emerging market currencies rallied versus the dollar on both worries of slowing US growth and optimism about emerging markets’ fundamentals. Other contributors to performance were PIMCO’s underweight to credit through the beginning of the year, though emphasis on financials weighed on returns. Off-benchmark positions to Treasury Inflation-Protected Securities (“TIPS”) and dollar-denominated emerging market debt also contributed to performance. Detractors to performance included the portfolio’s overweight position to high-quality Agency and non-Agency mortgages, as mortgages generally underperformed on concerns of a slowing economy, increasing defaults and worries about the financial viability of Fannie Mae and Freddie Mac escalated.

Strategies employed by WAMCo to manage its portion of the Fund during the period produced negative results. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility increased. Diversification into a number of select non-agency issues which were particularly impacted further detracted from performance. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads trended higher in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. On the positive side, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the last twelve months. A curve-steepening strategy had a positive impact on performance as the spread between the two- and ten-year yields widened. A modest TIPS exposure had a positive impact following a commodity-driven rise in headline inflation.

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

CORE FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	5.63%	4.06%
10 year	4.90	3.34
5 year	4.10	2.56
3 year	3.69	2.15
1 year	4.78	3.22

See pages 24 through 25 for all footnotes

High Yield Investments

About the Sub-Advisers

•	Penn Capital Management Co., Inc. (“Penn Capital”)
Penn Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier. Penn Capital’s investment team determines sectors/industries that may offer relative value based on its macro-economic outlook. The team will review and evaluate the economic cycle, business environment, industry/sector analysis and interest rates. Penn Capital then scans this group for companies with spreads to treasury that are wider than comparable companies, industry averages and historical averages. The team analyzes the liquidity outlook of the company through qualitative research, including bank loan facility analysis, covenant review analysis and asset value analysis. After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team determines whether or not the credit is suitable for the portfolio given its impact on Penn Capital’s current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

•	Western Asset Management Co. (“WAMCo”)
WAMCo combines traditional analysis with innovative technology applied to all sectors of the market. WAMCo believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

For the period of September 1, 2007, through August 31, 2008, the sub-advisers for the Fund were Western Asset Management Co. (“WAMCo”) and Penn Capital Management Co., Inc. (“Penn Capital”).

For the annual period ending August 31, 2008, the portion of the Fund managed by WAMCo underperformed its primary benchmark, the Lehman Brothers High Yield Index. However, the Fund outperformed its Lipper High Yield peer group. There was little in the way of strategic change made to the portfolio over the past twelve months as WAMCo has had a long-term view that economic activity and credit fundamentals would remain supportive of the high yield asset class. Therefore, the portfolio remained overweight lower-rated issues, which are disproportionately leveraged to economic activity. The primary factors contributing to the Fund’s underperformance to the benchmark was due to the Fund’s overweight to CCC and lower-rated issues. An overweight to the financial sub-sector also detracted from relative performance. Outperformance versus the Fund’s peer group and contributors to offsetting the negative impact of being overweight CCC and below rated issues versus the benchmark included sub-sector allocation, due in large part to an underweight to Consumer Cyclicals and an overweight to Utilities. Issue selection also aided relative performance due in large part to the Fund’s top five overweights significantly outperforming the benchmark.

The portion of the Fund managed by Penn Capital provided returns consistent with that of the benchmark over the period. The credit crisis created a flight to quality as high yield spread to treasuries increased dramatically to near all-time highs. While defaults have remained below their historical averages, they are trending upward and the market is pricing in the prospect of a high single-digit default rate over the next twelve months. The failures and consolidation of major financial firms further complicated the matter, as market liquidity has been negatively impacted in the short run. To combat the deteriorating market environment over the period, Penn Capital rotated to a more conservative posture by moving up the capital structure and increasing the credit quality. In addition, Penn Capital shed a significant amount of equity-sensitive convertible securities and increased its cash position to further protect against the downside. Telecommunications was a strong performer, as strong free cash flow metrics and consolidation within the sector drove positive returns. The defensive nature of Healthcare provided stability during a very volatile market. Penn Capital’s exposure to Energy contributed to performance as the record breaking price of oil provided a strong technical and fundamental bid to energy related securities. The downside to the strength in oil was its impact on the consumer and other industries that are unable to pass the increase in the price of fuel. As a result, profit margins were adversely affected by the spike in fuel costs. Exposure to Retail, Restaurants and Gaming detracted from performance as consumer spending has significantly diminished. As Penn Capital looks forward, it anticipates maintaining a conservative posturing in the near term and will selectively initiate positions in deeply discounted credits as it gains visibility and confidence. Historically, this strategy has benefited greatly on the other side of a credit crisis.

The following graph depicts the performance of the High Yield Investments vs. the Lehman Brothers High Yield Index9 and the Lipper High Current Yield Bond Funds Index.20

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

HIGH YIELD INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (7/13/98)	2.30%	0.77%
10 year	2.47	0.95
5 year	5.63	4.06
3 year	3.15	1.62
1 year	(1.69)	(3.15)

See pages 24 through 25 for all footnotes

International Fixed Income Investments

About the Sub-Advisers

•	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO’s total return approach focuses on both capital appreciation and income while managing overall risk. PIMCO employs a core philosophy toward managing global bonds focusing on both economic and credit fundamentals as key determinants of value in fixed income markets, limiting volatility with respect to the benchmark index.

For the period of September 1, 2007, through August 31, 2008, the sub-adviser for the Fund was Pacific Investment Management Company LLC (“PIMCO”).

The twelve months through August 31, 2008, were characterized by numerous extraordinary and unprecedented events, including the escalation of the sub-prime debacle, substantial financial write-downs that snowballed into nothing short of the global financial crisis, a slowing of major developed economies and record-high commodity prices. The policy response, especially in the United States (“US”), has been equally unprecedented — from opening up the discount window to investment banks to the introduction of several different facilities aimed to inject liquidity into the market.

PIMCO’s management strategies led to an outperformance of the benchmark, the Citigroup Non-U.S. World Government Bond Index-Hedged, during this turbulent time with an emphasis on high credit quality assets. Additionally, PIMCO was positioned for a global slowdown, anticipating that the Federal Reserve (“Fed”), the Bank of England (“BOE”) and the European Central Bank would be forced to cut short-term rates in order to address the sharp slowdown in each respective economy. These “curve steepening” positions benefited performance as yield curves in all three countries steepened over the past year, especially in the US and United Kingdom, in which the Fed cut rates by 425 basis points and the BOE cut by 75 basis points.

In line with PIMCO’s secular view that the emerging markets will lead global economic growth in the future, the Fund was and continues to be positioned to take advantage of the improving fundamentals, strong balance sheets and increasing consumerism of these emerging countries. As such, the Fund’s exposure to foreign currencies was particularly concentrated in emerging market currencies, such as the Brazilian Real, the Chinese Yuan, the Malaysian Ringgit, and the Russian Ruble, which have benefited performance as these currencies performed well versus the dollar over the past year on increasing optimism about emerging market fundamentals and worries of slowing U.S. growth. An off-benchmark allocation to Treasury Inflation-Protected Securities (“TIPS”) and dollar denominated emerging market debt also contributed to performance.

Detractors to performance were the Fund’s small off-benchmark exposure to high yield, which suffered due to a general period of risk aversion and a flight to the safest assets. Additionally, an off-benchmark allocation to high quality mortgages detracted from performance as Agency and non-Agency mortgages generally underperformed on concerns of a slowing economy, increasing defaults, and worries of the financial viability of Fannie Mae and Freddie Mac escalated.

Going forward, the portfolio will continue to focus up on high-quality assets while taking advantage of opportunities that arise as a result of the dislocation.

The following graph depicts the performance of the International Fixed Income Investments vs. the Citigroup Non-U.S. Dollar World Government Bond Index – Hedged,10 the Citigroup Non-U.S. Dollar World Government Bond Index – Unhedged10 and Lipper International Income Funds Index. 18

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INTERNATIONAL FIXED INCOME INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	6.18%	4.60%
10 year	4.33	2.77
5 year	5.14	3.58
3 year	1.80	0.29
1 year	4.90	3.34

See pages 24 through 25 for all footnotes

Municipal Bond Investments

About the Sub-Advisers

•	McDonnell Investment Management, LLC (“McDonnell”)
McDonnell Employs a value-added approach to active municipal bond management utilizing a team oriented philosophy. This approach attempts to maximize after-tax total returns while reducing the volatility in relative rates of return. By limiting dependence on market timing and tightly controlling duration, McDonnell reduces the portfolio’s exposure to interest rate risk relative to the benchmark. McDonnell utilizes extensive internal research to identify relative value opportunities among sectors and securities and to control credit risk. Additionally, McDonnell seeks to exploit yield curve anomalies through quantitative analysis of historical spreads and future expectations.

For the period of September 1, 2007, through August 31, 2008, the sub-adviser for the portfolio was McDonnell Investment Management, LLC (“McDonnell”).

Municipal Bond Investments underperformed the benchmark, the Lehman Brothers Municipal Bond Index, over the period. The main detractors for the Fund’s performance was a modestly long duration position and transaction costs associated with cash flows. As the credit crisis persists liquidity in the municipal bond market has diminished resulting in wider bid/ask spreads. The Fund is positioned with a modest quality bias, and a focus on government and essential service bonds. The quality and duration posture should benefit the Fund going forward if economic activity continues to recede.

The Fund maintained a modestly long duration relative to its benchmark. This duration posture was a modest negative as credit sensitive sectors such as municipals were less responsive to the decline in Treasury yields. McDonnell believes that maintaining a modestly long duration posture is appropriate given indications that the economy is continuing to slow.

Relative to the benchmark, the portfolio was neutral with respect to longer maturing bonds, which were among the market’s worst performers. The Fund entered the period underweight to long maturities and gradually increased exposure as the yield curve steepened.

In addition to the yield curve steepening, credit spreads also began to widen during mid-2007. McDonnell increased credit exposure through the purchase of Single “A” and Triple “B” rated healthcare issues. The portfolio now has a modest overweight in the healthcare sector relative to the benchmark. The portfolio maintains a higher credit quality than the benchmark with an overweight in “AA” and an underweight in “A” rated bonds. Credit may widen a bit more and, as a result, McDonnell believes there will be desirable opportunities to add to lower rated credits. During the period, higher credit quality generally benefited portfolio performance.

The following graph depicts the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index11 and the Lipper General Municipal Debt Funds Index.21

The performance shown above and below represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MUNICIPAL BOND INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	5.12%	3.56%
10 year	4.12	2.58
5 year	3.74	2.20
3 year	2.50	0.98
1 year	3.48	1.94

See pages 24 through 25 for all footnotes

Money Market Investments

About the Sub-Advisers

•	Standish Mellon Asset Management LLC (“Standish”)
Standish seeks to improve the Fund’s yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.

For the period of September 1, 2007, through August 31, 2008, the sub-adviser for the Fund was Standish Mellon Asset Management LLC (“Standish”).

The fixed income markets struggled with credit and liquidity problems throughout this period. Beginning in August 2007, the effects of the sub-prime mortgage crisis infiltrated the money market area, most notably in asset-backed commercial paper. While this part of the commercial paper market had been the largest and most liquid, issuance ground to a halt as buyers were scarce until most mortgage exposure was removed from the facilities or they were brought back on to bank balance sheets. The Federal Reserve (“Fed”) decreased its target Fed Funds rate by 100 basis points by the end of 2007, and by an additional 200 basis points throughout the first quarter of 2008. In addition, the Fed introduced several tools for primary brokers to gain access to funding through the Fed. Despite these actions liquidity never really returned to the fixed income markets throughout the first eight months of 2008 as finance companies continue to struggle with bad assets, balance sheet constraints and funding difficulties. The flight to quality coupled with the drop in the Fed target rate caused a significant drop in Treasury yields across the curve, with three-month yields dropping almost 250 basis points and two-year yields falling approximately 188 basis points. Standish continues to invest in high quality short-term instruments, as mandated in the Fund’s prospectus. The average maturity of the Fund typically ranged from one to two months during the year.

MONEY MARKET INVESTMENTS (unaudited)
Average Annual Total Returns for the Period Ended August 31, 2008†

	Without TRAK Fee*	With TRAK Fee

Since inception (11/18/91)	3.64%	2.08%
10 year	3.22	1.67
5 year	2.92	1.36
3 year	3.99	2.41
1 year	3.10	1.50

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See pages 24 through 25 for all footnotes

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Portfolio.

FOOTNOTES

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, where redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarney.com.

*	The Funds are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK® may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

1	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

2	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

3	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

4	The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

5	The MSCI EAFE® -Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country’s market capitalization. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

6	The MSCI Emerging Markets Index is an index comprised of twenty-five emerging markets open to direct foreign participation. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

7	The Lehman Brothers U.S. Aggregate Bondtm Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

8	The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-denominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

9	The Citigroup Non-U.S. Dollar World Government Bond Index is an index subset of the Citigroup World Bond Index that excludes corporate bonds denominated in US dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish

currencies. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

10	The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index’s performance. Please note that an investor cannot invest directly in an index.

11	The Lipper Large Cap Value Funds Index is comprised of the Portfolio’s peer group of mutual funds investing in value oriented funds.

12	The Lipper Large Cap Growth Funds Index is comprised of the Portfolio’s peer group of mutual funds investing in growth oriented funds.

13	The Lipper Small Cap Value Funds Index is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap value companies.

14	The Lipper Small Cap Growth Funds Index is comprised of the Portfolio’s peer group of mutual funds which limit their investments to small cap growth companies.

15	The Lipper International Multi Cap Core Funds Index is an equally weighted average of the funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations greater than the 250th largest company in the S&P/ Citigroup World ex-U.S. Broad Market Index.

16	The Lipper Emerging Markets Funds Index is an equally weighted average of the funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

17	The Lipper International Income Funds Index is an equally weighted average of the funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, excluding the United States.

18	Lipper Intermediate Investment Grade Index is an average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

19	Lipper High Current Yield Bond Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

20	The Lipper General Municipal Debt Funds Index is an average of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. The total return of the Lipper Average does not include the effect of sales charges. You cannot invest directly in a Lipper Average.

Fund Expenses
(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) advisory program annual fees, which in the case of TRAK® may be up to 1.50%; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2008, and held for the six months ended August 31, 2008.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account during this period, divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Total Return	Beginning	Ending	Annualized	Expense
	Without	Account	Account	Expense	Paid During
Fund	TRAK Fee(2)	Value	Value	Ratios(3)	the Period(4)

Large Capitalization Growth Investments	0.34%	$1,000.00	$1,003.40	0.70%	$3.53
Large Capitalization Value Equity Investments	(4.91)%	1,000.00	950.90	0.67%	3.29
Small Capitalization Growth Investments	8.73%	1,000.00	1,087.30	1.01%	5.30
Small Capitalization Value Equity Investments	7.79%	1,000.00	1,077.90	0.99%	5.17
International Equity Investments	(10.99)%	1,000.00	890.10	0.83%	3.94
Emerging Markets Equity Investments	(18.17)%	1,000.00	818.30	0.94%	4.30
Core Fixed Income Investments	(1.90)%	1,000.00	981.00	0.55%	2.74
High Yield Investments	1.01%	1,000.00	1,010.10	0.74%	3.74
International Fixed Income Investments	(1.87)%	1,000.00	981.30	0.69%	3.44
Municipal Bond Investments	5.01%	1,000.00	1,050.10	0.58%	2.99
Money Market Investments	0.96%	1,000.00	1,009.60	0.48%	2.42

(1)	For the six months ended August 31, 2008.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable advisory program charge, which in the case of TRAK® may be up to 1.50%. Total return is not annualized as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from expense ratios in the Financial Highlights.
(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses
(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any advisory program annual fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these advisory program annual fees were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expense
	Annualized	Account	Account	Expense	Paid During
Fund	Total Return	Value	Value	Ratios(2)	the Period(3)

Large Capitalization Growth Investments	5.00%	$1,000.00	$1,021.62	0.70%	$3.56
Large Capitalization Value Equity Investments	5.00%	1,000.00	1,021.77	0.67%	3.40
Small Capitalization Growth Investments	5.00%	1,000.00	1,020.06	1.01%	5.13
Small Capitalization Value Equity Investments	5.00%	1,000.00	1,020.16	0.99%	5.03
International Equity Investments	5.00%	1,000.00	1,020.96	0.83%	4.22
Emerging Markets Equity Investments	5.00%	1,000.00	1,020.41	0.94%	4.77
Core Fixed Income Investments	5.00%	1,000.00	1,022.37	0.55%	2.80
High Yield Investments	5.00%	1,000.00	1,021.42	0.74%	3.76
International Fixed Income Investments	5.00%	1,000.00	1,021.67	0.69%	3.51
Municipal Bond Investments	5.00%	1,000.00	1,022.22	0.58%	2.95
Money Market Investments	5.00%	1,000.00	1,022.72	0.48%	2.44

(1)	For the six months ended August 31, 2008.
(2)	Annualized Expense Ratios are based on the most recent 6 month expense ratios, which may differ from the expense ratios in the Financial Highlights.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Portfolio’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Schedules of Investments
August 31, 2008

Large Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 95.5%
CONSUMER DISCRETIONARY — 8.3%

Commercial Services — 2.4%
144,800	Mastercard Inc. (a)	$35,121,240
225,000	Visa Inc.*	17,077,500

	Total Commercial Services	52,198,740

Consumer Services — 0.5%
300,000	Weight Watchers International Inc. (a)	11,880,000

Hotels, Restaurants & Leisure — 1.4%

350,000	International Game Technology	7,500,500
146,200	McDonald’s Corp.	9,064,400
410,000	MGM MIRAGE Inc. (a)*	14,427,900

	Total Hotels, Restaurants & Leisure	30,992,800

Internet & Catalog Retail — 0.5%
133,598	Amazon.com Inc. (a)*	10,796,054

Media — 0.5%

369,300	DIRECTV Group Inc.*	10,417,953

Multiline Retail — 1.5%

679,850	Kohl’s Corp.*	33,428,224

Specialty Retail — 1.5%

578,800	Bed Bath & Beyond Inc. (a)*	17,746,008
633,000	Staples Inc. (a)	15,318,600

	Total Specialty Retail	33,064,608

	TOTAL CONSUMER DISCRETIONARY	182,778,379

CONSUMER STAPLES — 9.1%
Food & Staples Retailing — 5.6%

128,600	Costco Wholesale Corp. (a)	8,623,916
1,366,700	CVS/Caremark Corp.	50,021,220
450,000	Walgreen Co.	16,393,500
829,700	Wal-Mart Stores Inc.	49,010,379

	Total Food & Staples Retailing	124,049,015

Food Products — 2.6%

392,700	Bunge Ltd. (a)	35,091,672
539,550	Nestle SA, ADR	23,853,505

	Total Food Products	58,945,177

Household Products — 0.9%

280,000	Procter & Gamble Co.	19,535,600

	TOTAL CONSUMER STAPLES	202,529,792

ENERGY — 13.1%
Energy Equipment & Services — 7.5%

1,000,700	Halliburton Co.	43,970,758
648,000	National-Oilwell Varco Inc.*	47,777,040
110,100	Schlumberger Ltd.	10,373,622
130,464	Transocean Inc. (a)*	16,595,021
1,201,600	Weatherford International Ltd. (a)*	46,357,728

	Total Energy Equipment & Services	165,074,169

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.6%

913,700	Chesapeake Energy Corp. (a)	$44,223,080
125,000	EOG Resources Inc.	13,052,500
421,800	Occidental Petroleum	33,474,048
102,300	Pioneer Natural Resources Co. (a)	6,462,291
470,900	Suncor Energy Inc.	26,765,956

	Total Oil, Gas & Consumable Fuels	123,977,875

	TOTAL ENERGY	289,052,044

FINANCIALS — 4.2%
Capital Markets — 1.5%

765,250	Charles Schwab Corp. (a)	18,358,347
215,300	State Street Corp.	14,569,351

	Total Capital Markets	32,927,698

Commercial Banks — 1.0%

1,147,800	Banco Bradesco SA, ADR (a)	21,130,998

Diversified Financial Services — 1.7%

59,600	CME Group Inc. (a)	19,988,648
204,000	IntercontinentalExchange Inc.*	17,958,120

	Total Diversified Financial Services	37,946,768

	TOTAL FINANCIALS	92,005,464

HEALTH CARE — 15.3%
Biotechnology — 6.0%

666,270	Biogen Idec Inc.*	33,933,131
716,200	Celgene Corp.*	49,632,660
325,000	Genentech Inc.*	32,093,750
316,037	Gilead Sciences Inc.*	16,648,829

	Total Biotechnology	132,308,370

Health Care Equipment & Supplies — 2.0%

88,300	Alcon Inc.	15,036,607
549,400	Covidien Ltd.	29,706,058

	Total Health Care Equipment & Supplies	44,742,665

Health Care Providers & Services — 0.8%

560,000	UnitedHealth Group Inc.	17,052,000

Life Sciences Tools & Services — 2.8%

1,033,800	Thermo Fisher Scientific Inc. (a)*	62,606,928

Pharmaceuticals — 3.7%

335,000	Allergan Inc.	18,716,450
1,765,850	Elan Corp. PLC, ADR (a)*	23,644,731
249,500	Teva Pharmaceutical Industries Ltd., ADR	11,811,330
657,300	Wyeth	28,447,944

	Total Pharmaceuticals	82,620,455

	TOTAL HEALTH CARE	339,330,418

INDUSTRIALS — 9.5%
Aerospace & Defense — 1.7%

134,500	General Dynamics Corp.	12,414,350
392,400	United Technologies Corp.	25,737,516

	Total Aerospace & Defense	38,151,866

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Air Freight & Logistics — 1.3%

375,000	Expeditors International of Washington Inc.	$13,533,750
230,000	United Parcel Service Inc., Class B Shares	14,747,600

	Total Air Freight & Logistics	28,281,350

Construction & Engineering — 2.0%

412,000	Foster Wheeler Ltd.*	20,472,280
313,900	Jacobs Engineering Group Inc.*	23,172,098

	Total Construction & Engineering	43,644,378

Electrical Equipment — 1.1%

299,071	ABB Ltd., ADR	7,348,174
66,967	First Solar Inc.*	18,526,421

	Total Electrical Equipment	25,874,595

Industrial Conglomerates — 0.3%

190,992	McDermott International Inc.*	6,633,152

Machinery — 3.1%

294,300	Danaher Corp. (a)	24,006,051
313,900	Deere & Co.	22,151,923
353,150	ITT Industries Inc. (a)	22,513,313

	Total Machinery	68,671,287

	TOTAL INDUSTRIALS	211,256,628

INFORMATION TECHNOLOGY — 27.0%
Communication Equipment — 4.8%

542,100	Cisco Systems Inc.*	13,037,505
1,364,000	QUALCOMM Inc.	71,814,600
170,800	Research in Motion Ltd.*	20,769,280

	Total Communication Equipment	105,621,385

Computers & Peripherals — 9.1%

409,664	Apple Inc.*	69,450,338
1,579,500	EMC Corp.*	24,134,760
657,300	Hewlett-Packard Corp.	30,840,516
148,805	International Business Machines Corp.	18,114,033
1,108,600	NetApp Inc.*	28,247,128
1,026,600	Seagate Technology	15,306,606
600,000	Teradata Corp.*	14,742,000

	Total Computers & Peripherals	200,835,381

Internet Software & Services — 4.4%

580,000	eBay Inc.*	14,459,400
103,398	Equinix Inc. (a)*	8,323,539
133,619	Google Inc., Class A Shares*	61,904,347
446,000	Verisign Inc.*	14,258,620

	Total Internet Software & Services	98,945,906

IT Services — 1.07%

735,800	Cognizant Technology Solutions Corp.*	21,573,656

Semiconductors & Semiconductor Equipment — 2.7%

566,800	Applied Materials Inc. (a)	10,157,056
1,461,850	Intel Corp. (a)	33,432,510

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 2.7% — (continued)

616,600	Marvell Technology Group Ltd. (a)*	$8,700,226
165,400	MEMC Electronic Materials Inc.*	8,119,486

	Total Semiconductors & Semiconductor Equipment	60,409,278

Software — 5.0%

261,600	Adobe Systems Inc.*	11,204,328
706,300	Autodesk Inc.*	25,094,839
585,000	Intuit Inc.*	17,590,950
1,133,060	Microsoft Corp.	30,921,207
1,157,600	Oracle Corp.*	25,386,168

	Total Software	110,197,492

	TOTAL INFORMATION TECHNOLOGY	597,583,098

MATERIALS — 5.5%
Chemicals — 3.6%

620,200	Praxair Inc.	55,718,768
213,840	The Mosaic Co.*	22,825,282

	Total Chemicals	78,544,050

Metals & Mining — 1.9%

255,100	Freeport-McMoRan Copper & Gold Inc.	22,785,532
578,800	Goldcorp Inc.	19,638,684

	Total Metals & Mining	42,424,216

	TOTAL MATERIALS	120,968,266

TELECOMMUNICATION SERVICES — 3.6%
Wireless Equipment — 1.0%

912,400	Nokia Corp., ADR	22,965,108

Wireless Telecommunication Services — 2.6%

422,800	American Tower Corp., Class A Shares*	17,474,324
400,000	Crown Castle International Corp.*	14,960,000
462,132	NII Holdings Inc., Class B Shares (a)*	24,271,173

	Total Wireless Telecommunication Services	56,705,497

	TOTAL TELECOMMUNICATION SERVICES	79,670,605

	TOTAL COMMON STOCKS (Cost — $1,881,089,413)	2,115,174,694

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,881,089,413)	2,115,174,694

Face
Amount

SHORT-TERM INVESTMENTS (b) — 15.6%

MONEY MARKET FUND — 12.0%
$265,742,218	BBH Securities Lending Trust (Cost — $265,742,218) (c)	265,742,218

TIME DEPOSITS — 3.5%

2,761	BBH — Grand Cayman, 1.600% due 9/2/08	2,761
21,118,280	JPMorgan Chase & Co. — London, 1.600% due 9/2/08	21,118,280
56,167,569	Wells Fargo — Grand Cayman, 1.600% due 9/2/08	56,167,569

	TOTAL TIME DEPOSITS (Cost — $77,288,610)	77,288,610

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Growth Investments

Face
Amount	Security	Value

U.S. GOVERNMENT AGENCY — 0.1%

$1,085,000	Federal Home Loan Bank (FHLB), Discount Notes, 1.950% due 9/2/08 (Cost — $1,084,765) (d)	$1,084,765

	TOTAL SHORT-TERM INVESTMENTS (Cost — $344,115,593)	344,115,593

	TOTAL INVESTMENTS — 111.1% (Cost — $2,225,205,006#)	2,459,290,287
	Liabilities in Excess of Other Assets — (11.1%)	(244,894,347)

	TOTAL NET ASSETS — 100.0%	$2,214,395,940

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.6%.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $2,247,008,724.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

Summary of Investments by Security Type*

Consumer Discretionary	7.4%
Consumer Staples	8.2
Energy	11.8
Financials	3.8
Health Care	13.8
Industrials	8.6
Information Technology	24.3
Materials	4.9
Telecommunication Services	3.2
Short-Term Investments	14.0

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 93.6%
CONSUMER DISCRETIONARY — 10.7%

Auto Components — 0.1%
44,400	Autoliv Inc.	$1,704,516

Automobiles — 0.2%
224,600	General Motors Corp. (a)	2,246,000
8,500	Toyota Motor Corp., ADR	761,515

	Total Automobiles	3,007,515

Household Durables — 1.8%
290,900	Black & Decker Corp. (a)	18,399,425
178,600	DR Horton Inc. (a)	2,225,356
182,800	Whirlpool Corp. (a)	14,872,608

	Total Household Durables	35,497,389

Leisure Equipment & Products — 0.7%
660,300	Mattel Inc.	12,763,599

Media — 3.7%

1,052,900	CBS Corp., Class B Shares	17,035,922
370,000	DIRECTV Group Inc.*	10,437,700
422,600	Gannett Co. Inc. (a)	7,518,054
1,560,000	Interpublic Group Cos. Inc. (a)*	14,664,000
402,700	Time Warner Inc. (a)	6,592,199
360,000	WPP Group PLC, ADR (a)	17,564,400

	Total Media	73,812,275

Multiline Retail — 1.4%
85,800	JC Penney Co. Inc.	3,343,626
336,000	Macy’s Inc.	6,995,520
332,000	Target Corp. (a)	17,602,640

	Total Multiline Retail	27,941,786

Specialty Retail — 2.0%
1,071,600	Home Depot Inc.	29,061,792
500,000	Limited Brands Inc. (a)	10,400,000

	Total Specialty Retail	39,461,792

Textiles, Apparel & Luxury Goods — 0.8%
209,400	V. F. Corp. (a)	16,594,950

	TOTAL CONSUMER DISCRETIONARY	210,783,822

CONSUMER STAPLES — 9.4%

Food & Staples Retailing — 1.9%
762,000	CVS/Caremark Corp.	27,889,200
133,800	Kroger Co.	3,695,556
242,900	SUPERVALU Inc.	5,632,851

	Total Food & Staples Retailing	37,217,607

Food Products — 3.2%

805,000	Archer Daniels Midland (a)	20,495,300
385,000	Campbell Soup Co.	14,171,850
614,000	ConAgra Foods Inc. (a)	13,059,780
447,900	Kraft Foods Inc. (a)	14,113,329
145,570	Tyson Foods Inc.	2,113,676

	Total Food Products	63,953,935

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Household Products — 0.8%
244,000	Kimberly-Clark Corp.	$15,049,920

Tobacco — 3.5%
990,800	Altria Group Inc.	20,836,524
591,600	Philip Morris International Inc.	31,768,920
306,800	Reynolds American Inc. (a)	16,254,264

	Total Tobacco	68,859,708

	TOTAL CONSUMER STAPLES	185,081,170

ENERGY — 22.8%

Energy Equipment & Services — 5.0%

196,000	Baker Hughes Inc.	15,681,960
795,000	BJ Services Co.	21,345,750
124,300	Diamond Offshore Drilling Inc.	13,661,813
742,500	Halliburton Co.	32,625,450
418,000	Nabors Industries Ltd.*	14,880,800

	Total Energy Equipment & Services	98,195,773

Oil, Gas & Consumable Fuels — 17.8%

465,400	Anadarko Petroleum Corp. (a)	28,729,142
91,900	Apache Corp.	10,511,522
712,000	BP PLC, ADR (a)	41,032,560
622,400	Chevron Corp.	53,725,568
514,500	ConocoPhillips	42,451,395
1,435,000	El Paso Corp. (a)	24,050,600
91,900	EnCana Corp.	6,883,310
272,400	Exxon Mobil Corp.	21,794,724
784,200	Marathon Oil Corp.	35,343,894
181,300	Occidental Petroleum	14,387,968
440,000	Petro-Canada (a)	19,421,600
326,300	Royal Dutch Shell PLC, Class A Shares, ADR (a)	22,684,376
295,500	Total SA, ADR	21,240,540
53,600	Valero Energy Corp. (a)	1,863,136
141,000	XTO Energy Inc.	7,107,810

	Total Oil, Gas & Consumable Fuels	351,228,145

	TOTAL ENERGY	449,423,918

FINANCIALS — 16.0%

Capital Markets — 0.8%
8,400	Goldman Sachs Group Inc.	1,377,348
57,000	Lehman Brothers Holdings Inc. (d)	917,130
341,500	Morgan Stanley (a)	13,943,445

	Total Capital Markets	16,237,923

Commercial Banks — 2.5%
942,604	Bank of America Corp.	29,352,689
341,300	Wachovia Corp. (a)	5,423,257
484,600	Wells Fargo & Co. (a)	14,668,842

	Total Commercial Banks	49,444,788

Diversified Financial Services — 1.9%
63,500	Deutsche Bank AG	5,389,245
838,600	JPMorgan Chase & Co.	32,277,714

	Total Diversified Financial Services	37,666,959

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Insurance — 9.4%

351,000	ACE Ltd.	$18,466,110
966,100	Allstate Corp. (a)	43,600,093
590,600	American International Group Inc.	12,691,994
106,800	Fidelity National Financial Inc.	1,498,404
307,500	Genworth Financial Inc., Class A Shares	4,935,375
420,900	Hartford Financial Services Group Inc.	26,550,372
698,000	Lincoln National Corp.	35,430,480
236,800	MetLife Inc. (a)	12,834,560
590,100	The Travelers Cos. Inc.	26,058,816
106,100	XL Capital Ltd., Class A Shares (a)	2,132,610

	Total Insurance	184,198,814

Real Estate Investment Trusts (REITs) — 1.3%
911,400	Annaly Capital Management Inc.	13,634,544
880,600	Host Hotels & Resorts Inc. (a)	12,592,580

	Total Real Estate Investment Trusts (REITs)	26,227,124

Thrifts & Mortgage Finance — 0.1%
222,200	Fannie Mae (a)	1,519,848
193,200	Freddie Mac (a)	871,332

	Total Thrifts & Mortgage Finance	2,391,180

	TOTAL FINANCIALS	316,166,788

HEALTH CARE — 8.8%

Biotechnology — 0.2%
52,200	Amgen Inc.*	3,280,770

Health Care Providers & Services — 2.0%

169,420	Amerisourcebergen Corp. Class A	6,947,914
172,000	Cardinal Health Inc.	9,456,560
350,000	Humana Inc.*	16,240,000
119,200	McKesson Corp.	6,887,376

	Total Health Care Providers & Services	39,531,850

Pharmaceuticals — 6.6%

210,000	Barr Pharmaceuticals Inc.*	14,183,400
581,100	GlaxoSmithKline PLC, ADR (a)	27,294,267
427,200	Merck & Co. Inc.	15,238,224
2,548,700	Pfizer Inc.	48,705,657
427,000	Schering-Plough Corp.	8,283,800
406,200	Wyeth	17,580,336

	Total Pharmaceuticals	131,285,684

	TOTAL HEALTH CARE	174,098,304

INDUSTRIALS — 5.2%

Aerospace & Defense — 0.9%
219,400	Boeing Co.	14,383,864
38,500	Northrop Grumman Corp.	2,650,725

	Total Aerospace & Defense	17,034,589

Building Products — 0.1%

113,300	KB Home (a)	2,356,640

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

Commercial Services & Supplies — 1.6%

227,600	Allied Waste Industries Inc.*	$3,058,944
506,600	R.R. Donnelley & Sons Co.	14,124,008
431,000	Waste Management Inc.	15,162,580

	Total Commercial Services & Supplies	32,345,532

Industrial Conglomerates — 1.0%

206,900	3M Co.	14,814,040
202,700	General Electric Co.	5,695,870

	Total Industrial Conglomerates	20,509,910

Machinery — 0.9%

240,800	Caterpillar Inc.	17,031,784

Road & Rail — 0.7%

144,000	Norfolk Southern Corp.	10,588,320
40,800	Ryder System Inc.	2,632,416

	Total Road & Rail	13,220,736

	TOTAL INDUSTRIALS	102,499,191

INFORMATION TECHNOLOGY — 8.5%

Communication Equipment — 0.2%

384,675	Motorola Inc.	3,623,638

Computers & Peripherals — 0.8%

772,500	Seagate Technology (a)	11,517,975
186,045	Western Digital Corp.*	5,071,587

	Total Computers & Peripherals	16,589,562

Electronic Equipment & Instruments — 2.3%

2,627,626	Flextronics International Ltd.*	23,438,424
1,009,900	Ingram Micro Inc.*	19,097,209
182,520	Sanmina-SCI Corp.*	428,922
51,910	Tech Data Corp.*	1,772,207

	Total Electronic Equipment & Instruments	44,736,762

Internet Software & Services — 0.7%

597,000	eBay Inc.*	14,883,210

Office Electronics — 0.7%

973,600	Xerox Corp.	13,562,248

Semiconductors & Semiconductor Equipment — 3.3%

2,300,000	Infineon Technologies AG, ADR (a)*	19,573,000
1,517,000	Intel Corp. (a)	34,693,790
282,000	Kla-Tencor Corp.	10,450,920

	Total Semiconductors & Semiconductor Equipment	64,717,710

Software — 0.5%

469,000	Symantec Corp.*	10,463,390

	TOTAL INFORMATION TECHNOLOGY	168,576,520

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Shares	Security	Value

MATERIALS — 6.7%
Chemicals — 3.5%

56,800	Ashland Inc.	$2,324,824
588,000	EI Du Pont de Nemours & Co.	26,130,720
1,189,900	The Dow Chemical Co. (a)	40,611,287

	Total Chemicals	69,066,831

Metals & Mining — 3.2%

605,700	Alcoa Inc. (a)	19,461,141
89,350	ArcelorMittal, Class A Shares (a)	7,024,697
576,000	Newmont Mining Corp.	25,977,600
956,000	Yamana Gold Inc.	10,343,920

	Total Metals & Mining	62,807,358

	TOTAL MATERIALS	131,874,189

TELECOMMUNICATION SERVICES — 4.5%

Diversified Telecommunication Services — 4.5%

1,088,734	AT&T Inc.	34,828,601
1,188,400	Sprint Nextel Corp.	10,362,848
774,900	Verizon Communications	27,214,488
1,235,500	Windstream Corp. (a)	15,344,910

	Total Diversified Telecommunication Services	87,750,847

	TOTAL TELECOMMUNICATION SERVICES	87,750,847

UTILITIES — 1.0%

Electric Utilities — 0.3%

50,100	American Electic Power Co. Inc.	1,955,904
77,900	Wisconsin Energy Corp.	3,643,383

	Total Electric Utilities	5,599,287

Multi-Utilities — 0.7%
338,700	Ameren Corp.	14,177,982

	TOTAL UTILITIES	19,777,269

	TOTAL COMMON STOCKS (Cost — $1,905,793,990)	1,846,032,018

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,905,793,990)	1,846,032,018

Face
Amount

SHORT-TERM INVESTMENTS (b) — 21.1%
MONEY MARKET FUND — 15.6%
$307,914,822	BBH Securities Lending Trust (Cost — $307,914,822) (c)	307,914,822

See Notes to Financial Statements.

Schedules of Investments
(continued)

Large Capitalization Value Equity Investments

Face
Amount	Security	Value

TIME DEPOSITS — 5.5%
$16,591,275	JPMorgan Chase & Co. — London, 1.600% due 9/2/08	$16,591,275
48,352,311	Wachovia — London, 1.600% due 9/2/08	48,352,311
43,063,007	Wells Fargo — Grand Cayman, 1.600% due 9/2/08	43,063,007

	TOTAL TIME DEPOSITS (Cost — $108,006,593)	108,006,593

	TOTAL SHORT-TERM INVESTMENTS (Cost — $415,921,415)	415,921,415

	TOTAL INVESTMENTS — 114.7% (Cost — $2,321,715,405#)	2,261,953,433
	Liabilities in Excess of Other Assets — (14.7%)	(289,854,026)

	TOTAL NET ASSETS — 100.0%	$1,972,099,407

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 5.5%.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Security in default as of September 15, 2008.
#	Aggregate cost for federal income tax purposes is $2,334,673,126.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

Summary of Investments by Security Type*

Consumer Discretionary	9.3%
Consumer Staples	8.2
Energy	19.9
Financials	14.0
Health Care	7.7
Industrials	4.5
Information Technology	7.4
Materials	5.8
Telecommunication Services	3.9
Utilities	0.9
Short-Term Investments	18.4

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

COMMON STOCKS — 96.3%
CONSUMER DISCRETIONARY — 8.6%
Diversified Consumer Services — 4.1%

101,400	American Public Education Inc.*	$4,532,580
105,400	Coinstar Inc.*	3,469,768
260,512	Corinthian Colleges Inc. (a)*	3,456,994
49,200	New Oriental Education & Technology Group Inc., ADR*	3,645,720
390,200	Stewart Enterprises Inc., Class A Shares (a)	3,652,272

	Total Diversified Consumer Services	18,757,334

Hotels, Restaurants & Leisure — 0.2%
39,100	Red Robin Gourmet Burgers Inc. (a)*	1,043,970

Internet & Catalog Retail — 0.4%
88,200	NutriSystem Inc. (a)	1,752,534

Media — 0.1%
25,000	Rentrak Corp.*	378,750

Specialty Retail — 1.5%
361,959	bebe stores inc. (a)	3,511,002
46,300	Gymboree Corp.*	1,817,275
109,100	Zumiez Inc.*	1,572,131

	Total Specialty Retail	6,900,408

Textiles, Apparel & Luxury Goods — 2.3%
109,600	Aeropostale Inc. (a)*	3,820,656
167,600	Iconix Brand Group Inc. (a)*	2,167,068
168,400	True Religion Apparel Inc. (a)*	4,572,060

	Total Textiles, Apparel & Luxury Goods	10,559,784

	TOTAL CONSUMER DISCRETIONARY	39,392,780

CONSUMER STAPLES — 1.2%
Food Products — 0.3%
255,500	Agria Corp., ADR*	1,134,420

Personal Products — 0.9%

143,000	Bare Escentuals Inc. (a)*	1,778,920
32,800	Chattem Inc. (a)*	2,299,936

	Total Personal Products	4,078,856

	TOTAL CONSUMER STAPLES	5,213,276

ENERGY — 16.5%
Energy Equipment & Services — 9.3%
174,900	Complete Production Services Inc.*	5,168,295
131,700	Evergreen Solar Inc. (a)*	1,241,931
114,880	Exterran Holdings Inc. (a)*	5,251,165
186,800	Flotek Industries Inc. (a)*	3,147,580
94,800	Matrix Service Co.*	2,491,344
101,700	NATCO Group Inc., Class A Shares (a)*	5,155,173
170,300	North American Energy Partners Inc.*	2,813,356
97,300	Oil States International Inc.*	5,412,799
252,600	Superior Energy Services Inc. (a)*	11,882,304

	Total Energy Equipment & Services	42,563,947

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 7.2%

36,850	Carrizo Oil & Gas Inc. (a)*	$1,829,234
56,000	Foundation Coal Holdings Inc.	3,312,400
248,900	Key Energy Services Inc.*	4,181,520
111,900	Parallel Petroleum Corp.*	1,481,556
162,700	Patterson UTI Energy Inc.	4,623,934
243,000	Pioneer Drilling Co.*	4,072,680
120,400	Precision Drilling Trust (a)	2,547,664
173,998	Quicksilver Resources Inc. (a)*	4,209,012
120,600	T-3 Energy Services Inc.*	6,733,098

	Total Oil, Gas & Consumable Fuels	32,991,098

	TOTAL ENERGY	75,555,045

FINANCIALS — 1.8%
Commercial Banks — 1.0%

145,900	Signature Bank*	4,314,263

Insurance — 0.4%

93,900	Tower Group Inc.	1,967,205

Real Estate Investment Trusts (REITs) — 0.4%

208,800	DiamondRock Hospitality Co.	1,923,048

	TOTAL FINANCIALS	8,204,516

HEALTH CARE — 24.3%
Biotechnology — 9.0%

151,680	Alexion Pharmaceuticals Inc.*	6,837,734
225,400	Celera Corp.*	3,155,600
65,789	Cephalon Inc. (a)*	5,040,753
98,000	Cubist Pharmaceuticals Inc. (a)*	2,158,940
330,700	Human Genome Sciences Inc. (a)*	2,450,487
71,100	Illumina Inc. (a)*	6,123,843
125,500	InterMune Inc. (a)*	2,380,735
141,550	OSI Pharmaceuticals Inc. (a)*	7,148,275
33,900	United Therapeutics Corp.*	3,597,807
81,600	Vertex Pharmaceuticals Inc.*	2,191,776

	Total Biotechnology	41,085,950

Health Care Equipment & Supplies — 8.1%

261,700	American Medical Systems Holdings Inc. (a)*	4,658,260
349,400	ev3 Inc. (a)*	4,266,174
46,500	Greatbatch Inc. (a)*	1,135,530
196,288	Immucor Inc.*	6,322,436
131,200	Masimo Corp. (a)*	5,244,064
22,500	NuVasive Inc.*	1,072,350
86,500	Palomar Medical Technologies Inc. (a)*	1,251,655
177,300	PerkinElmer Inc.	5,037,093
455,000	Spectranetics Corp. (a)*	3,658,200
90,200	Varian Inc.*	4,483,842

	Total Health Care Equipment & Supplies	37,129,604

Health Care Providers & Services — 2.0%

52,100	Brookdale Senior Living Inc. (a)	1,148,805
59,100	Genoptix Inc.*	2,068,500
130,200	Gentiva Health Services Inc.*	3,623,466
129,700	Sun Healthcare Group Inc.*	2,229,543

	Total Health Care Providers & Services	9,070,314

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

Life Sciences Tools & Services — 0.8%

57,500	Dionex Corp.*	$3,748,425

Pharmaceuticals — 4.4%
496,800	Adolor Corp.*	1,619,568
187,100	Array Biopharma Inc. (a)*	1,528,607
362,200	Medicines Co.*	8,823,192
83,200	Medicis Pharmaceutical Corp., Class A Shares (a)	1,723,072
237,300	Santarus Inc. (a)*	555,282
137,250	Sciele Pharma Inc. (a)*	2,644,808
69,300	XenoPort Inc.*	3,383,919

	Total Pharmaceuticals	20,278,448

	TOTAL HEALTH CARE	111,312,741

INDUSTRIALS — 17.3%
Aerospace & Defense — 0.5%

57,500	TransDigm Group Inc.*	2,159,700

Commercial Services & Supplies — 3.1%

227,000	Geo Group Inc.*	5,023,510
183,000	Hill International Inc.*	3,522,750
80,000	Kendle International Inc.*	3,956,000
184,700	MDC Partners Inc., Class A Shares*	1,486,835

	Total Commercial Services & Supplies	13,989,095

Construction & Engineering — 0.7%

119,900	Perini Corp.*	3,202,529

Electrical Equipment — 2.6%
55,700	AZZ Inc. (a)*	2,420,165
66,000	Energy Conversion Devices Inc. (a)*	4,961,220
90,300	Powell Industries Inc.*	3,989,454
307,800	Power-One Inc. (a)*	692,550

	Total Electrical Equipment	12,063,389

Machinery — 7.2%

133,894	Actuant Corp., Class A Shares (a)	4,224,356
368,300	Colfax Corp. (a)*	9,056,497
33,330	Lindsay Corp. (a)	2,730,060
138,325	RBC Bearings Inc.*	5,524,701
196,700	Titan Machinery Inc. (a)*	5,118,134
106,700	Wabtec Corp.	6,302,769

	Total Machinery	32,956,517

Marine — 0.6%
151,100	Safe Bulkers Inc.*	2,876,944

Professional Services — 0.5%
36,400	Huron Consulting Group Inc.*	2,347,072

Road & Rail — 0.7%
93,800	J.B. Hunt Transport Services Inc.	3,419,010

Trading Companies & Distributors — 0.6%
52,700	Watsco Inc. (a)	2,697,713

Transportation Infrastructure — 0.8%
118,900	Aegean Marine Petroleum Network Inc.	3,694,223

	TOTAL INDUSTRIALS	79,406,192

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 26.0%
Communication Equipment — 2.4%
212,100	Harmonic Inc. (a)*	$1,866,480
91,000	NICE Systems Ltd., ADR*	2,787,330
172,000	Polycom Inc.*	4,822,880
82,600	Riverbed Technology Inc. (a)*	1,405,026

	Total Communication Equipment	10,881,716

Internet Software & Services — 3.2%
82,900	comScore Inc.*	1,691,160
20,900	Equinix Inc. (a)*	1,682,450
219,200	Omniture Inc. (a)*	3,906,144
674,400	Skillsoft PLC, ADR*	7,344,216

	Total Internet Software & Services	14,623,970

IT Services — 1.6%
212,300	Cybersource Corp.*	3,647,314
136,200	MPS Group Inc.*	1,569,024
256,000	Sapient Corp.*	2,373,120

	Total IT Services	7,589,458

Semiconductors & Semiconductor Equipment — 7.2%
150,900	ATMI Inc.*	3,680,451
117,700	Cavium Networks Inc. (a)*	2,011,493
160,300	IXYS Corp.*	2,040,619
113,700	Microsemi Corp. (a)*	3,126,750
61,100	Monolithic Power Systems Inc.*	1,489,007
78,300	Netlogic Microsystems Inc. (a)*	2,719,359
367,230	ON Semiconductor Corp. (a)*	3,477,668
709,600	PMC-Sierra Inc.*	6,386,400
88,800	Power Integrations Inc.*	2,613,384
56,700	Renesola Ltd., ADR (a)*	1,074,465
47,600	Tessera Technologies Inc.*	1,107,652
37,750	Varian Semiconductor Equipment Associates Inc.*	1,219,325
124,900	Veeco Instruments Inc. (a)*	2,099,569

	Total Semiconductors & Semiconductor Equipment	33,046,142

Software — 11.6%
59,500	Ansys Inc.*	2,638,825
93,400	Blackboard Inc. (a)*	3,732,264
393,800	Commvault Systems Inc.*	6,639,468
153,300	Concur Technologies Inc. (a)*	6,737,535
126,000	Double-Take Software Inc.*	1,651,860
233,985	Informatica Corp. (a)*	3,947,327
69,400	MICROS Systems Inc. (a)*	2,138,908
145,451	Net 1 UEPS Technologies Inc.*	3,900,996
535,400	Nuance Communications Inc. (a)*	8,459,320
200,600	Phase Forward Inc.*	3,875,592
286,000	Quest Software Inc.*	4,229,940
29,200	Solera Holdings Inc.*	900,236
77,000	Ultimate Software Group Inc.*	2,159,080
94,768	Verint Systems Inc.*	2,102,902

	Total Software	53,114,253

	TOTAL INFORMATION TECHNOLOGY	119,255,539

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Growth Investments

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.6%
86,000	Atheros Communications Inc.*	$2,804,460

	TOTAL COMMON STOCKS (Cost — $365,122,719)	441,144,549

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $365,122,719)	441,144,549

Face
Amount
SHORT-TERM INVESTMENTS (b) — 32.5%
MONEY MARKET FUND — 29.1%
$133,458,980	BBH Securities Lending Trust (Cost — $133,458,980) (c)	133,458,980

TIME DEPOSITS — 3.4%
8,660,070	BBH — Grand Cayman, 1.600% due 9/2/08	8,660,070
394,936	JPMorgan Chase & Co. — London, 1.600% due 9/2/08	394,936
6,566,719	Wachovia — London, 1.600% due 9/2/08	6,566,719

	TOTAL TIME DEPOSITS (Cost — $15,621,725)	15,621,725

	TOTAL SHORT-TERM INVESTMENTS (Cost — $149,080,705)	149,080,705

	TOTAL INVESTMENTS — 128.8% (Cost — $514,203,424#)	590,225,254
	Liabilities in Excess of Other Assets — (28.8%)	(131,824,001)

	TOTAL NET ASSETS — 100.0%	$458,401,253

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 3.4%.
(c)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $516,660,902.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

Summary of Investments by Security Type*

Consumer Discretionary	6.7%
Consumer Staples	0.9
Energy	12.8
Financials	1.4
Health Care	18.9
Industrials	13.4
Information Technology	20.2
Telecommunication Services	0.4
Short-Term Investments	25.3

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

COMMON STOCKS — 93.9%
CONSUMER DISCRETIONARY — 14.4%
Auto Components — 2.1%
1,264,307	Hayes Lemmerz Internationl Inc.*	$3,198,697
296,482	Modine Manufacturing Co.	4,690,345

	Total Auto Components	7,889,042

Automobiles — 0.7%

586,700	Fleetwood Enterprises Inc. (a)*	1,255,538
56,200	Thor Industries Inc. (a)	1,291,476

	Total Automobiles	2,547,014

Diversified Consumer Services — 1.2%

136,700	Service Corporation International	1,395,707
193,152	Universal Technical Institute Inc. (a)*	3,314,488

	Total Diversified Consumer Services	4,710,195

Hotels, Restaurants & Leisure — 0.9%

34,100	CEC Entertainment Inc.*	1,168,266
76,500	CKE Restaurants Inc.	977,670
14,900	International Speedway Corp., Class A	591,083
34,600	Jack in the Box Inc.*	821,058

	Total Hotels, Restaurants & Leisure	3,558,077

Household Durables — 1.3%

47,000	American Greetings Corp., Class A Shares	755,760
45,400	Ethan Allen Interiors Inc.	1,232,156
37,700	Lancaster Colony Corp.	1,311,206
35,000	MDC Holdings Inc.	1,450,750

	Total Household Durables	4,749,872

Leisure Equipment & Products — 1.1%

260,277	Arctic Cat Inc.	2,688,661
111,300	Callaway Golf Co.	1,511,454

	Total Leisure Equipment & Products	4,200,115

Media — 0.5%

9,620	AH Belo Corp., Class A Shares	46,657
168,000	Belo Corp.	1,231,440
14,800	Meredith Corp. (a)	420,024

	Total Media	1,698,121

Multiline Retail — 2.0%

50,900	Dollar Tree Inc.*	1,952,524
406,379	Fred’s Inc. (a)	5,697,434

	Total Multiline Retail	7,649,958

Specialized Consumer Services — 0.4%

54,900	Sothebys (a)	1,479,006

Specialty Retail — 3.1%

25,300	Advance Auto Parts Inc.	1,088,912
22,300	Genesco Inc.*	816,403
316,086	MarineMax Inc. (a)*	2,503,401
34,400	Men’s Wearhouse Inc. (a)	753,360
38,100	PETsMART Inc.	1,027,557
41,200	Ross Stores Inc.	1,656,652
47,975	Stage Stores Inc.	763,762

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Specialty Retail — 3.1% — (continued)

94,350	The Cato Corp., Class A Shares	$1,661,503
52,300	Zale Corp. (a)*	1,428,313

	Total Specialty Retail	11,699,863

Textiles, Apparel & Luxury Goods — 1.1%

94,975	Brown Shoe Co. Inc.	1,443,620
21,400	Phillips-Van Heusen Corp.	814,484
15,600	Warnaco Group Inc.*	804,492
43,600	Wolverine World Wide Inc.	1,147,988

	Total Textiles, Apparel & Luxury Goods	4,210,584

	TOTAL CONSUMER DISCRETIONARY	54,391,847

CONSUMER STAPLES — 5.4%

Beverages — 1.0%

1,274,200	Cott Corp. (a)*	2,420,980
61,100	PepsiAmericas Inc.	1,431,573

	Total Beverages	3,852,553

Food & Drug Retailing — 0.8%

68,200	Casey’s General Stores Inc.	1,977,800
23,800	Weis Markets Inc.	900,830

	Total Food & Drug Retailing	2,878,630

Food Products — 2.7%

31,000	Corn Products International Inc.	1,388,490
248,600	Del Monte Foods Co.	2,118,072
43,200	Pilgrim’s Pride Corp. (a)	554,688
35,500	The J.M. Smucker Co.	1,925,165
148,148	Tootsie Roll Industries Inc. (a)	4,219,255

	Total Food Products	10,205,670

Household Products — 0.5%

50,300	WD-40 Co.	1,754,967

Tobacco — 0.4%

32,700	Universal Corp., Richmond VA	1,697,784

	TOTAL CONSUMER STAPLES	20,389,604

ENERGY — 6.6%

Energy Equipment & Services — 1.7%

129,700	Grey Wolf Inc.*	1,129,687
36,324	Hercules Offshore Inc. (a)*	801,671
38,400	Holly Corp.	1,228,800
18,000	Lufkin Industries Inc.	1,670,220
27,700	Tidewater Inc. (a)	1,680,559

	Total Energy Equipment & Services	6,510,937

Oil, Gas & Consumable Fuels — 4.9%

16,100	Arch Coal Inc.	873,264
37,900	Berry Petroleum Co., Class A Shares	1,577,398
30,400	Cimarex Energy Co. (a)	1,688,416
134,400	Gushan Environmental Energy Ltd., ADR (a)	1,382,976
38,300	Newfield Exploration Co.*	1,731,926
24,700	Penn Virginia Corp.	1,634,646
37,100	St. Mary Land & Exploration Co. (a)	1,566,362
46,500	Tsakos Energy Navigation Ltd.	1,618,200

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Oil, Gas & Consumable Fuels — 4.9% — (continued)

33,300	Walter Industries Inc.	$3,123,540
32,800	Whiting Petroleum Corp.*	3,156,672

	Total Oil, Gas & Consumable Fuels	18,353,400

	TOTAL ENERGY	24,864,337

FINANCIALS — 16.7%

Commercial Banks — 6.4%

62,700	BancorpSouth Inc. (a)	1,443,354
69,900	Bank of Hawaii Corp.	3,696,312
68,600	Boston Private Financial Holdings Inc. (a)	613,284
117,100	Colonial BancGroup Inc. (a)	740,072
17,100	Community Bank System Inc.	386,460
27,600	Cullen/Frost Bankers Inc.	1,536,768
37,100	CVB Financial Corp. (a)	398,825
72,000	East-West Bancorp (a)	897,840
40,100	First Midwest Bancorp Inc. (a)	897,438
14,800	FirstMerit Corp.	299,552
131,700	Fulton Financial Corp. (a)	1,403,922
28,700	Hancock Holding Co. (a)	1,407,735
28,400	Independent Bank Corp., (Massachusetts)	785,544
34,000	NBT Bancorp Inc.	853,060
85,099	Old National Bancorp (a)	1,483,276
111,977	Oriental Financial Group Inc.	1,934,963
53,199	Provident Bankshares Corp. (a)	411,760
13,600	S&T Bancorp Inc.	456,416
108,700	Sterling Bancshares Inc.	1,069,608
71,450	Sterling Financial Corp. of Spokane	728,075
71,000	Susquehanna Bancshares Inc. (a)	1,134,580
13,536	WesBanco Inc.	335,422
55,100	Whitney Holding Corp.	1,192,915

	Total Commercial Banks	24,107,181

Consumer Finance — 0.1%

102,800	Advance America Cash Advance Centers Inc.	505,776

Insurance — 5.4%

140,000	American Equity Investment Life Holding Co.	1,286,600
59,500	American Financial Group Inc.	1,697,535
58,550	Delphi Financial Group, Class A Shares	1,570,896
37,600	Harleysville Group Inc.	1,363,752
67,600	Infinity Property & Casualty Corp.	3,143,400
59,500	Platinum Underwriters Holdings Ltd.	2,150,925
35,100	Protective Life Corp.	1,273,779
31,100	RLI Corp.	1,738,801
89,100	Selective Insurance Group	2,150,874
24,800	StanCorp Financial Group Inc.	1,215,448
63,700	W.R. Berkley Corp.	1,500,772
40,900	Zenith National Insurance Corp.	1,561,971

	Total Insurance	20,654,753

Real Estate Investment Trusts (REITs) — 4.4%

82,300	Ashford Hospitality Trust Inc.	373,642
71,364	Brandywine Realty Trust	1,241,734
65,100	CBL & Associates Properties Inc.	1,412,019
55,500	Education Realty Trust Inc.	608,280
71,700	Equity One Inc. (a)	1,504,983
43,600	First Industrial Realty Trust Inc. (a)	1,028,524

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 4.4% — (continued)

53,700	Healthcare Realty Trust (a)	$1,539,579
40,300	Highwoods Properties Inc.	1,461,681
173,600	HRPT Properties Trust	1,315,888
41,700	Nationwide Health Properties Inc. (a)	1,435,314
33,730	Potlatch Corp,	1,574,854
33,900	Sovran Self Storage Inc. (a)	1,305,150
52,500	Washington Real Estate Investment Trust (a)	1,855,875

	Total Real Estate Investment Trusts (REITs)	16,657,523

Thrifts & Mortgage Finance — 0.4%

80,750	Washington Federal Inc. (a)	1,391,322

	TOTAL FINANCIALS	63,316,555

HEALTH CARE — 5.3%

Health Care Equipment & Supplies — 4.5%

187,295	ICU Medical Inc.*	5,688,149
74,500	Invacare Corp.	1,894,535
257,389	Merit Medical Systems Inc.*	4,983,051
69,400	STERIS Corp.	2,551,838
39,400	West Pharmaceutical Services Inc.	1,923,114

	Total Health Care Equipment & Supplies	17,040,687

Health Care Providers & Services — 0.8%

37,600	Owens & Minor Inc. (a)	1,734,112
23,900	Universal Health Services Inc., Class B Shares	1,476,542

	Total Health Care Providers & Services	3,210,654

	TOTAL HEALTH CARE	20,251,341

INDUSTRIALS — 22.3%

Aerospace & Defense — 0.4%

18,200	DRS Technologies Inc.	1,449,084

Airlines — 0.3%

62,200	SkyWest Inc.	1,062,998

Building Products — 1.4%

42,800	Crane Co.	1,571,616
44,400	Insteel Industries Inc.	759,240
46,200	Lennox International Inc. (a)	1,709,400
48,800	Simpson Manufacturing Co. Inc. (a)	1,356,640

	Total Building Products	5,396,896

Commercial Services — 0.2%

34,200	Sykes Enterprises Inc.*	688,788

Commercial Services & Supplies — 6.4%

541,580	ACCO Brands Corp.*	4,598,014
32,300	Brink’s Co.	2,253,894
321,070	Calgon Carbon Corp. (a)*	6,848,423
23,800	Casella Waste Systems Inc., Class A Shares*	316,778
89,200	Ennis Inc.	1,472,692
27,200	Great Lakes Dredge & Dock Corp.	203,728
68,267	Kelly Services Inc., Class A Shares (a)	1,320,284
361,214	Schawk Inc.	5,692,733
2,400	Steelcase Inc., Class A Shares	26,640
28,900	United Stationers Inc.*	1,432,862

	Total Commercial Services & Supplies	24,166,048

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Construction & Engineering — 0.4%

40,400	Granite Construction Inc.	$1,481,872

Electrical Equipment — 2.0%

31,700	Acuity Brands Inc.	1,379,267
135,746	EnerSys*	3,817,178
49,900	Regal-Beloit Corp.	2,342,805

	Total Electrical Equipment	7,539,250

Industrial Conglomerates — 0.2%

18,400	Otter Tail Corp. (a)	730,664
1,100	Teleflex Inc.	71,027

	Total Industrial Conglomerates	801,691

Machinery — 5.7%

61,200	Actuant Corp., Class A Shares (a)	1,930,860
48,800	Albany International Corp., Class A Shares	1,496,696
63,800	Barnes Group Inc. (a)	1,538,856
345,394	Briggs & Stratton Corp. (a)	5,180,910
9,400	Colfax Corp. (a)*	231,146
30,700	Gardner Denver Inc.*	1,385,798
54,200	Harsco Corp.	2,853,088
47,000	Kennametal Inc.	1,655,810
23,200	Lincoln Electric Holdings Inc.	1,873,864
49,000	Mueller Industries Inc.	1,374,450
27,856	Mueller Water Products Inc., Class B Shares (a)	289,145
35,500	Timken Co.	1,147,360
12,700	Wabtec Corp.	750,189

	Total Machinery	21,708,172

Marine — 1.1%

40,100	Alexander & Baldwin Inc.	1,793,673
24,600	Genco Shipping & Trading Ltd. (a)	1,543,404
23,400	Kirby Corp.*	1,071,486

	Total Marine	4,408,563

Road & Rail — 2.9%

34,800	Arkansas Best Corp. (a)	1,204,776
150,384	FreightCar America Inc. (a)	5,559,696
28,100	Saia Inc.*	541,768
163,500	Werner Enterprises Inc. (a)	3,729,435

	Total Road & Rail	11,035,675

Trading Companies & Distributors — 1.0%

59,300	Applied Industrial Technologies Inc.	1,726,223
67,400	World Fuel Services Corp.	1,941,794

	Total Trading Companies & Distributors	3,668,017

Transportation Infrastructure — 0.3%

53,400	General Maritime Corp.	1,318,980

	TOTAL INDUSTRIALS	84,726,034

INFORMATION TECHNOLOGY — 6.8%

Communication Equipment — 0.2%

80,300	Brocade Communications Systems Inc.*	595,826

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Electronic Equipment & Instruments — 1.7%

150,000	AVX Corp.	$1,722,000
50,400	Bell Microproducts Inc.*	110,880
42,000	Checkpoint Systems Inc.*	894,180
38,800	Tech Data Corp.*	1,324,632
87,100	Technitrol Inc.	1,377,051
130,100	Vishay Intertechnology Inc.*	1,156,589

	Total Electronic Equipment & Instruments	6,585,332

IT Services — 1.0%

1,219,337	Lionbridge Technologies Inc.*	3,889,685

Semiconductors & Semiconductor Equipment — 1.8%

171,200	Cirrus Logic Inc.*	1,063,152
296,855	Cohu Inc.	4,957,479
101,600	Entegris Inc.*	625,856

	Total Semiconductors & Semiconductor Equipment	6,646,487

Software — 2.1%

209,700	Compuware Corp.*	2,396,871
107,800	Parametric Technology Corp.*	2,164,624
41,400	QAD Inc.	272,412
53,300	Sybase Inc. (a)*	1,834,053
69,300	Synopsys Inc. (a)*	1,492,029

	Total Software	8,159,989

	TOTAL INFORMATION TECHNOLOGY	25,877,319

MATERIALS — 9.1%

Chemicals — 5.4%

42,900	Albemarle Corp. (a)	1,704,846
25,400	Cytec Industries Inc.	1,290,320
31,000	FMC Corp.	2,279,740
36,200	Hercules Inc.	780,110
13,200	Innophos Holdings Inc.	494,868
31,800	Lubrizol Corp.	1,685,082
58,900	Methanex Corp.	1,485,458
75,300	RPM International Inc.	1,626,480
49,500	Sensient Technologies Corp.	1,445,895
335,460	Solutia Inc.*	5,635,728
42,200	Valspar Corp. (a)	998,452
60,100	Westlake Chemical Corp. (a)	1,140,698

	Total Chemicals	20,567,677

Construction Materials — 0.2%

15,900	Texas Industries Inc. (a)	837,453

Containers & Packaging — 1.2%

64,600	Crown Holdings Inc.*	1,792,004
414,100	Intertape Polymer Group Inc.*	1,171,903
30,000	Silgan Holdings Inc.	1,570,200

	Total Containers & Packaging	4,534,107

Metals & Mining — 2.2%

33,600	Carpenter Technology Corp.	1,304,016
59,500	Commercial Metals Co.	1,548,785
261,600	IAMGOLD Corp.	1,705,632
14,600	Kaiser Aluminum Corp.	789,276
50,600	Royal Gold Inc. (a)	1,756,326

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Shares	Security	Value

Metals & Mining — 2.2% — (continued)

90,900	Titanium Metals Corp. (a)	$1,309,869

	Total Metals & Mining	8,413,904

Paper & Forest Products — 0.1%

32,955	AbitibiBowater Inc. (a)	216,844

	TOTAL MATERIALS	34,569,985

TELECOMMUNICATION SERVICES — 1.8%

Diversified Telecommunication Services — 1.8%

28,700	FairPoint Communications Inc. (a)	253,995
317,550	MasTec Inc.*	4,483,806
69,400	Premiere Global Services Inc.*	1,049,328
59,000	Syniverse Holdings Inc.*	978,810

	Total Diversified Telecommunication Services	6,765,939

	TOTAL TELECOMMUNICATION SERVICES	6,765,939

UTILITIES — 5.5%

Electric Utilities — 1.2%

64,800	Cleco Corp.	1,633,608
61,500	El Paso Electric Co.*	1,309,335
67,500	Westar Energy Inc.	1,528,875

	Total Electric Utilities	4,471,818

Gas Utilities — 3.3%

46,100	AGL Resources Inc.	1,524,066
57,800	Atmos Energy Corp.	1,591,812
29,500	Energen Corp.	1,647,280
31,500	National Fuel Gas Co.	1,490,265
97,000	Southwest Gas Corp.	2,943,950
60,600	UGI Corp.	1,666,500
46,800	WGL Holdings Inc.	1,506,960

	Total Gas Utilities	12,370,833

Multi-Utilities — 1.0%

17,900	Black Hills Corp.	605,199
52,200	OGE Energy Corp.	1,759,140
56,500	Vectren Corp.	1,567,310

	Total Multi-Utilities	3,931,649

	TOTAL UTILITIES	20,774,300

	TOTAL COMMON STOCKS (Cost — $336,334,679)	355,927,261

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $336,334,679)	355,927,261

See Notes to Financial Statements.

Schedules of Investments
(continued)

Small Capitalization Value Equity Investments

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS (b) — 27.7%

COMMERCIAL PAPER — 1.9%

$3,625,000	BMW U.S. Capital LLC, 2.080% due 9/2/08 (c)	$3,624,162
3,590,000	BNP Paribas Canada, 2.080% due 9/2/08 (c)	3,589,171

	TOTAL COMMERCIAL PAPER (Cost — $7,213,332)	7,213,333

MONEY MARKET FUND — 20.9%

79,306,090	BBH Securities Lending Trust (Cost — $79,306,090) (d)	79,306,090

TIME DEPOSITS — 4.9%

2,244	BBH — Grand Cayman, 1.600% due 9/2/08	2,244
11,260,624	JPMorgan Chase & Co. — London, 1.600% due 9/2/08	11,260,624
7,265,485	Wells Fargo — Grand Cayman, 1.600% due 9/2/08	7,265,485

	TOTAL TIME DEPOSITS (Cost — $18,528,353)	18,528,353

	TOTAL SHORT-TERM INVESTMENTS (Cost — $105,047,775)	105,047,776

	TOTAL INVESTMENTS — 121.6% (Cost — $441,382,454#)	460,975,037
	Liabilities in Excess of Other Assets — (21.6%)	(81,789,262)

	TOTAL NET ASSETS — 100.0%	$379,185,775

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 6.8%.
(c)	Rate shown represents yield-to-maturity.
(d)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $441,960,157.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

Summary of Investments by Security Type*

Consumer Discretionary	11.8%
Consumer Staples	4.4
Energy	5.4
Financials	13.7
Health Care	4.4
Industrials	18.4
Information Technology	5.6
Materials	7.5
Telecommunication Services	1.5
Utilities	4.5
Short-Term Investments	22.8

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

COMMON STOCKS — 93.0%
Australia — 1.7%
209,617	Babcock & Brown Infrastructure Group (a)	$96,875
76,400	BHP Billiton Ltd.	2,684,520
48,898	Centennial Coal Co., Ltd.	237,273
210,703	CSL Ltd. Australia (b)	7,335,821
18,874	Downer EDI Ltd.	119,130
91,320	Emeco Holdings Ltd.	77,668
13,117	Flight Centre Ltd.	212,691
10,216	Healthscope Ltd.	36,374
48,497	ING Industrial Fund	65,843
33,186	Macquarie CountryWide Trust	29,366
48,597	Macquarie DDR Trust	14,387
131,853	Macquarie Group Ltd. (a)	4,891,481
5,901	Metcash Ltd.	19,743
29,739	Mount Gibson Iron Ltd.*	60,781
295,500	Orica Ltd.	6,255,796
21,624	Perilya Ltd.	9,723
4,444	Portman Ltd.*	70,923
27,940	Sally Malay Mining Ltd.	52,001
37,743	Spotless Group Ltd.	116,476
36,571	Straits Resources Ltd.	172,887
13,991	STW Communications Group Ltd.	16,455
183,731	SunCorp.-Metway Ltd.	1,775,286
283,355	Valad Property Group	124,535

	Total Australia	24,476,035

Austria — 0.0%
781	Austriamicrosystems AG*	27,983
8,231	Conwert Immobilien Invest SE*	120,631

	Total Austria	148,614

Belgium — 0.3%

2,412	Barco NV	112,520
2,116	Econocom Group	26,045
5,179	Euronav NV	219,047
2,559	Gimv NV	155,665
37,426	Mobistar SA	2,765,290
1,951	Recticel SA	23,908
4,728	Tessenderlo Chemie NV	261,554

	Total Belgium	3,564,029

Bermuda — 0.5%

46,147	Hiscox Ltd.	208,426
457,500	Jardine Strategic Holdings Ltd.	7,237,650

	Total Bermuda	7,446,076

Brazil — 2.2%

128,144	All America Latina Logistica SA	1,476,927
192,213	BM&FBOVESPA SA	1,462,018
69,390	Brasil Telecom Participacoes SA, ADR	4,547,821
100,600	Empresa Brasileira de Aeronautica SA (a)	3,415,370
184,300	Gafisa SA	2,630,120
174,479	Petroleo Brasileiro SA	9,202,022
350,800	Redecard SA	6,226,673
21,952	Unibanco — Uniao de Bancos Brasileiros SA, GDR	2,627,896

	Total Brazil	31,588,847

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Canada — 4.7%

163,400	Cameco Corp.	$4,909,917
106,200	Canadian National Railway Co.	5,566,021
66,600	Canadian Natural Resources Ltd.	5,679,123
28,300	Canadian Oil Sands Trust	1,370,072
40,500	Nexen Inc.	1,268,018
77,100	Niko Resources Ltd.	5,592,370
54,612	Potash Corp. of Saskatchewan	9,480,643
68,267	Research in Motion Ltd.*	8,301,267
382,493	Rogers Communications Inc.	13,846,682
84,104	Suncor Energy Inc.	4,810,690
266,000	Talisman Energy Inc.	4,697,135

	Total Canada	65,521,938

China — 1.3%

1,339,000	China Life Insurance Co., Ltd.	5,122,398
1,006,400	China Merchants Bank Co., Ltd., Class H Shares	3,365,532
5,105,100	China Petroleum & Chemical Corp., Class H Shares	4,957,572
45,100	Ctrip.com International Ltd., ADR	2,267,628
830,200	Dongfang Electric Corp. Ltd. (a)	2,569,696
72,000	Win Hanverky Holdings Ltd.	9,048

	Total China	18,291,874

Cyprus — 0.0%

24,832	Deep Sea Supply PLC	89,283

Denmark — 2.8%

60,610	Carlsberg A/S	5,375,318
1,011	D/S Norden AS	95,516
208,246	Danske Bank AS (a)	5,884,984
224,600	H. Lundbeck AS	5,202,379
140,800	Novo Nordisk A/S	7,826,616
108,075	Vestas Wind Systems AS*	14,672,008

	Total Denmark	39,056,821

Finland — 1.4%

10,571	Cramo Oyj	127,755
160,809	Fortum Oyj	6,597,284
4,702	Lemminkainen Oyj	155,163
173,900	Nokia Corp., ADR	4,377,063
286,000	Nokia Oyj	7,193,704
15,059	Oriola-KD OYJ	52,909
59,695	Outokumpu Oyj	1,431,609
10,502	Tietoenator Oyj	206,267

	Total Finland	20,141,754

France — 10.6%

63,682	Accor SA	4,211,446
1,851	Affine SA	89,246
56,900	Air Liquide	6,919,056
63,803	Alstom SA	6,493,662
4,123	Arkema*	198,714
834,498	AXA	26,771,375
145,327	BNP Paribas	13,111,579
1,823	Boiron SA	52,126
121	Bonduelle S.C.A.	11,501
35,234	Casino Guichard Perrachon SA	3,448,767
68,302	Cie de Saint-Gobain	4,179,184
71,942	Cie Generale de Geophysique-Veritas*	2,956,678

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

France — 10.6% — (continued)

2,713	Compagnie Plastic-Omnium SA	$80,695
343	Devoteam SA	10,570
1,887	Etablissements Maurel et Prom	39,057
158,000	France Telecom SA	4,662,884
142,289	GDF Suez	8,200,146
135,600	Groupe Danone	9,435,138b
375	Guerbet	67,666
366	Iliad SA	37,750
6,363	IMS-International Metal Service	143,941
99,104	JC Decaux SA (a)	2,192,871
587	L.D.C. SA	54,471
26,380	Lafarge SA	3,179,367
679	Lisi	54,757
65,704	L’Oreal SA	6,526,835
63,800	LVMH Moet Hennessy Louis Vuitton SA	6,782,570
6,043	Nexity	140,554
2,192	Oberthur Technologies	15,543
233	Pierre & Vacances	20,520
18,317	PPR	2,132,448
3,506	Rallye SA	159,253
69,907	Sanofi-Aventis	4,961,612
41,348	Societe BIC SA	2,496,105
584	Spir Communication	30,354
197,465	Total SA	14,192,375
127,276	Valeo	4,546,042
197,844	Veolia Environnement	10,648,872

	Total France	149,255,730

Germany — 8.1%

29,652	Adidas AG	1,740,704
42,724	Allianz AG	7,134,009
8,754	Arques Industries AG*	119,073
217,588	BASF AG	12,539,801
65,600	Bayer AG	5,196,044
79,874	Bayerishe Motoren Werke AG	3,272,059
164	Bijou Brigitte AG	16,224
222,725	Commerzbank AG	6,555,944
42,342	Continental AG (a)	4,597,132
283	Demag Cranes AG	15,489
32,041	Deutsche Bank AG	2,738,711
847	Deutsche Beteiligungs AG	22,362
222,720	Deutsche Lufthansa AG	4,791,568
4,080	Deutz AG	25,494
499	Draegerwerk AG & Co. KGaA	31,708
259,500	E.ON AG	15,158,184
8,056	Epcos AG	208,649
83,741	GEA Group AG	2,638,461
1,086	Gildemeister AG	26,297
2,443	Hamborner AG	28,607
138,214	Hannover Rueckversicherung AG	5,913,309
122,803	Heidelberger Druckmaschinen AG	2,516,012
696	Homag Group AG*	16,748
2,117	Indus Holding AG	57,983
2,396	Jungheinrich AG	57,937
2,278	Koenig & Bauer AG	55,384
610	KUKA AG	14,182
103,406	Linde AG	13,024,393
590	Loewe AG	11,600

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Germany — 8.1% — (continued)

2,234	MTU Aero Engines Holding AG	$77,977
4,700	Norddeutsche Affinerie AG	217,786
32,600	Porsche Automobil Holding SE	4,593,567
39,490	RWE AG	4,258,277
79,600	SAP AG	4,456,845
69,050	Siemens AG	7,510,011
4,518	Sixt AG	136,484
1,336	Stada Arzneimittel AG	72,896
81,800	ThyssenKrupp AG	4,095,158
6,420	Tognum AG*	140,102
7,044	Vivacon AG	101,420

	Total Germany	114,184,591

Greece — 1.0%

86,611	Alapis Holding Industrial and Commercial SA	215,799
185,986	EFG Eurobank Ergasias SA	3,769,305
5,155	Michaniki SA	22,960
92,000	National Bank of Greece SA	4,095,474
212,668	Public Power Corp.	5,350,192

	Total Greece	13,453,730

Hong Kong — 3.2%

407,500	China Mobile Ltd.	4,633,361
1,577,200	China Resources Enterprise	4,283,269
66,000	China Ting Group Holdings Ltd.	9,701
3,361,600	China Unicom Ltd.	5,332,546
570,000	Chung Tai Printing Holdings Ltd.	8,764
1,719,000	CNOOC Ltd.	2,676,770
10,708,700	Denway Motors, Ltd.	3,819,126
328,500	Esprit Holdings Ltd.	2,717,516
198,500	Hong Kong Exchanges and Clearing Ltd.	2,570,422
702,000	Hutchison Whampoa Ltd.	6,523,439
80,000	Meadville Holdings Ltd.	19,996
417,000	Pacific Century Premium Developments Ltd.	147,963
3,123,600	Shangri-La Asia Ltd.	5,993,423
665,400	Swire Pacific Ltd.	6,641,175
36,000	Tai Fook Securities Group Ltd.	10,453
182,000	Texwinca Holdings Ltd.	156,308
90,000	The United Laboratories Ltd.	44,717
56,000	Truly International Holdings	47,913

	Total Hong Kong	45,636,862

India — 0.5%
83,066	ICICI Bank Ltd., ADR	2,576,707
103,060	Infosys Technologies Ltd., ADR	4,254,317

	Total India	6,831,024

Indonesia — 0.1%

1,755,000	PT Telekomunikasi Indonesia Tbk	1,530,300

Ireland — 1.1%

298,582	Allied Irish Banks PLC	3,799,558
216,200	Anglo Irish Bank Corp. PLC (a)	1,850,709
354,722	Bank of Ireland (LN)	2,863,781
238,547	CRH PLC	6,259,503

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Ireland — 1.1% — (continued)

13,780	Total Produce PLC	$11,115
6,215	United Drug PLC	35,863

	Total Ireland	14,820,529

Israel — 2.2%

977,800	Makhteshim-Agan Industries Ltd.	6,603,627
506,511	Teva Pharmaceutical Industries Ltd., ADR (a)	23,978,231

	Total Israel	30,581,858

Italy — 1.9%

10,657	ACEA SpA	187,916
4,743	Benetton Group SpA	49,782
1,694	Brembo SpA	19,355
150,182	Eni SpA	4,888,654
48,913	Gruppo Editoriale L’Espresso SpA (a)	122,244
12,820	Indesit Co. SpA	146,482
648,300	Intesa Sanpaolo SpA	3,482,845
915,008	Mediaset SpA (a)	6,663,953
6,238	Pirelli & C. Real Estate SpA	121,569
28,416	Recordati SpA	199,090
2,473	Saras SpA	13,245
6,004	Sogefi SpA	21,692
1,993,661	UniCredito Italiano SpA	10,791,620

	Total Italy	26,708,447

Japan — 10.7%

1,200	Ahresty Corp.	8,699
1,300	Aica Kogyo Co. Ltd.	11,469
5,000	Aichi Corp.	23,508
3,000	Aichi Steel Corp.	12,262
3,300	Aisan Industry Co. Ltd.	24,669
528	Apamanshop Holdings Co., Ltd.	21,050
2,800	Arcs Co. Ltd.	39,247
14,300	Arisawa Manufacturing Co., Ltd.	91,013
132,300	Astellas Pharma Inc.	5,965,676
5,600	Atrium Co. Ltd.	30,022
1,100	BML Inc.	21,479
1,400	C. Uyemura & Co. Ltd.	47,989
22,000	Calsonic Kansei Corp.	73,582
4,500	Cawachi Ltd.	95,381
600	Central Japan Railway Co.	6,262,376
1,400	Chiyoda Integre Co. Ltd.	19,540
7,700	CKD Corp.	37,655
42,000	Cosmos Initia Co., Ltd.	47,649
9,500	Daifuku Co., Ltd.	77,700
28,000	Daiichi Chuo Kisen Kaisha (a)	166,195
8,100	Daiichikosho Co. Ltd.	83,451
77,400	Daikin Industries Ltd.	2,622,790
78,300	Daito Trust Construction Co., Ltd.	3,237,801
302,000	Daiwa Securities Group Inc.	2,325,287
23	Dena Co., Ltd.	112,745
700	Doshisha Co. Ltd.	9,951
53,800	Fanuc Ltd.	3,998,282
1,700	FCC Co. Ltd.	27,896
47	Fields Corp.	96,906
11,700	Fuji Machine Manufacturing Co., Ltd.	168,902
225,000	Fujitsu Ltd.	1,555,507
3,100	Futaba Industrial Co., Ltd.	49,557

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Japan — 10.7% — (continued)

19	Future Architect Inc.	$10,446
61	Geo Corp.	59,077
1,200	Glory Ltd.	25,811
7	Harmonic Drive Systems Inc.	22,805
5,300	Heiwa Corp.	47,185
4,000	Hisamitsu Pharmaceutical Co. Inc.	178,445
4,800	Hitachi Capital Corp.	72,238
221,500	Hitachi Construction Machinery Co., Ltd.	5,185,549
4,400	Hitachi Information Systems Ltd.	96,023
1,700	Hitachi Systems & Services Ltd.	25,454
3,700	Hokuto Corp.	83,847
191,900	Honda Motor Co., Ltd.	6,254,844
88,000	Hoya Corp.	1,790,170
24,000	Hyakujushi Bank Ltd. (The)	126,867
97,200	Ibiden Co. Ltd.	2,873,020
600	Itochu-Shokuhin Co. Ltd.	19,805
3,000	Iyo Bank Ltd. (The)	31,878
3,000	Japan Aviation Electronics Industry Ltd.	18,625
124,700	JFE Holdings Inc.	5,250,848
18,200	Joint Corp. (a)	32,547
26,000	Juroku Bank Ltd. (The)	107,720
750	KDDI Corp.	4,370,034
14,000	Keihin Corp.	230,977
140	Kenedix Inc. (a)	80,777
81,000	Kiyo Holdings Inc.	125,538
6,000	Koito Manufacturing Co. Ltd.	71,817
191,600	Komatsu Ltd.	4,026,415
337,000	Kuraray Co., Ltd.	3,520,050
2,800	Kuroda Electric Co. Ltd.	32,344
7,200	Lasertec Corp.	71,772
2,000	Maeda Road Co.nstruction Co. Ltd.	12,792
33,000	Makino Milling Machine Co., Ltd.	151,505
500	Mandom Corp.	13,442
691,000	Marubeni Corp.	4,298,947
4,000	Matsumotokiyoshi Holdings Co. Ltd.	84,285
3,800	Meiko Electronics Co.	97,711
600	Meitec Corp.	16,604
2,600	Milbon Co., Ltd.	56,024
4,100	Miraca Holdings Inc.	91,816
421,600	Mitsubishi Corp.	11,689,398
794,000	Mitsubishi Gas Chemical Co., Inc.	4,502,680
13,000	Mitsubishi Steel Manufacturing Co. Ltd.	48,619
10,000	Mitsui Mining Co. Ltd.	34,226
545	Mizuho Financial Group Inc.	2,299,741
7,300	Mori Seiki Co. Ltd.	94,378
1,050	Moshi Moshi Hotline Inc.	28,380
2,500	Musashi Seimitsu Industry Co., Ltd.	54,963
1,300	NEC Fielding Ltd.	14,193
35,000	Nintendo Co., Ltd.	16,562,325
3,000	Nippon Seiki Co. Ltd.	37,509
6,000	Nippon Shokubai Co. Ltd.	38,378
2,000	Nippon Signal Co. Ltd.	10,561
712	Nippon Telegraph & Telephone Corp.	3,499,785
5,000	Nippon Thompson Co. Ltd.	26,431
6,000	Nissin Electric Co. Ltd.	26,339
2,400	Nitta Corp.	36,444
103,200	Nitto Denko Corp.	3,106,771
900	Obara Corp.	10,557

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Japan — 10.7% — (continued)

5,800	Ohara Inc.	$87,236
7,000	Okuwa Co., Ltd.	112,530
23,000	Orient Corp.*	33,058
30,000	Pacific Metals Co., Ltd.	191,923
6,000	Press Kogyo Co. Ltd.	23,058
41	Raysum Co. Ltd.	16,133
249,000	Ricoh Co., Ltd.	4,102,410
11,000	Riken Corp.	37,436
2,100	Riso Kagaku Corp.	27,266
15,000	Ryobi Ltd.	49,838
800	Ryosan Co., Ltd.	17,220
10,000	Sakai Chemical Industry Co. Ltd.	30,586
2,700	Sanei-International Co., Ltd.	35,191
12,000	Sanyo Denki Co., Ltd.	45,066
1,100,000	Sekisui Chemical Co., Ltd.	6,835,421
780	SFCG Co. Ltd.	63,662
6,000	Shimadzu Corp.	56,427
72,400	Shin-Etsu Chemical Co., Ltd.	4,043,591
141,100	Square Enix Co., Ltd.	4,678,828
1,900	Star Micronics Co. Ltd.	23,641
980	Sumco Corp.	19,572
268,000	Sumitomo Electric Industries Ltd.	3,074,307
600	Sumitomo Mitsui Financial Group Inc.	3,654,929
51	Telepark Corp.	62,081
7,000	The Nippon Synthetic Chemical Industry Co. Ltd.	27,197
3,300	Tocalo Co., Ltd.	50,032
290	Token Corp.	9,896
4,000	Tokyo Tekko Co. Ltd.	11,254
10,400	Toppan Forms Co. Ltd.	124,865
215	Tosei Corp.	54,813
3,000	Toshiba Machine Co. Ltd.	13,204
17,000	Toshiba TEC Corp.	85,787
212,200	Toyota Motor Corp.	9,522,984
285,800	Ushio Inc	4,329,857
3,100	Valor Co. Ltd.	27,428
5,000	Yodogawa Steel Works Ltd.	25,598

	Total Japan	150,758,293

Liechtenstein — 0.0%
693	Liechtenstein Landesbank	49,672

Luxembourg — 0.6%
109,640	ArcelorMittal	8,626,374

Mexico — 1.0%
167,354	America Movil SAB de CV	8,598,649
124,600	Cemex SAB de CV, ADR*	2,498,230
855,500	Wal-Mart de Mexico SA de CV	3,115,017

	Total Mexico	14,211,896

Netherlands — 4.7%

346,053	Aegon NV	4,085,006
68,184	Akzo Nobel NV	4,159,044
147,659	ASML Holding NV	3,480,159
683	Gamma Holding NV	24,382
121,043	Heineken NV (a)	5,679,974
307,678	ING Groep NV	9,634,886
4,639	Koninklijke BAM Groep NV	81,913

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Netherlands — 4.7% — (continued)

115,000	Koninklijke Philips Electronics NV	$3,735,492
3,123	Nutreco Holding NV	192,433
2,122	OCE NV	20,626
9,901	OPG Groep NV	165,518
526,532	Reed Elsevier NV	8,804,633
334,725	SBM Offshore NV	8,099,661
1,051	Smit Internationale NV	81,099
4,357	SNS Reaal	72,686
456,100	STMicroelectronics NV	5,959,470
196,654	TNT NV	7,311,582
171,400	Unilever NV, CVA	4,733,235
4,449	USG People NV	80,753

	Total Netherlands	66,402,552

New Zealand — 0.0%
80,909	Air New Zealand Ltd.	64,553
24,096	Goodman Property Trust	19,037

	Total New Zealand	83,590

Norway — 1.5%
10,358	DOF ASA	103,458
4,042	Fred Olsen Energy ASA	213,884
188,600	Norsk Hydro ASA	2,007,248
3,545	SpareBank 1 SMN (a)	30,596
162,585	StatoilHydro ASA	4,993,735
883,597	Telenor ASA	13,878,240

	Total Norway	21,227,161

Portugal — 0.0%
18,121	BANIF SA	47,318

Russia — 0.7%

132,300	OAO Gazprom, ADR	5,145,147
291,200	Rosneft Oil Co., GDR	2,483,936
1,212,200	Sberbank RF	2,854,731

	Total Russia	10,483,814

Singapore — 0.9%

29,000	ARA Asset Management Ltd. (c)	13,451
322,000	CapitaLand Ltd.	985,150
1,757,000	Cosco Corp., Singapore Ltd.	2,825,682
68,000	Fortune Real Estate Investment Trust*	31,731
137,000	Jaya Holdings Ltd.	119,346
1,699,000	Keppel Land Ltd.	4,625,108
13,000	Macquarie Prime REIT*	9,612
11,000	MCL Land Ltd.	9,522
9,000	MobileOne Ltd.	12,105
55,000	Orchard Parade Holdings Ltd.	33,219
1,194,000	SembCorp. Industries Ltd.	3,472,793
21,000	Singapore Petroleum Co., Ltd.	79,299
32,000	United Industrial Corp. Ltd.	54,351

	Total Singapore	12,271,369

South Africa — 0.2%
184,801	MTN Group Ltd.	2,832,448

South Korea — 0.5%

100,700	Daewoo Shipbuilding & Marine Engineering Co., Ltd. — GDR (c)	6,464,255

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Spain — 2.8%

324,955	Banco Santander Central Hispano SA	$5,525,866
933	Cementos Portland Valderrivas SA	51,248
4,162	Corp Financiera Alba	219,727
120,748	Gamesa Corp. Tecnologica SA	5,718,614
310,700	Repsol YPF SA	9,636,041
1,586	Solaria Energia y Medio Ambiente SA*	10,379
724,121	Telefonica SA	17,909,647
5,493	Tubos Reunidos SA	31,106

	Total Spain	39,102,628

Sweden — 0.9%

400	AF AB	10,986
200,705	Assa Abloy AB (a)	2,871,161
4,205	Billerud AB	33,200
7,648	Eniro AB	33,118
3,374	Haldex AB	48,329
111,946	Hennes & Mauritz AB	5,550,106
125	Hoganas AB	2,389
3,975	JM AB	47,839
6,381	KappAhl Holding AB*	44,350
12,664	NCC AB	166,208
5,821	Nobia AB	31,277
2,666	Nolato AB	24,327
281,000	Nordea Bank AB	3,748,026
5,463	PA Resources AB*	42,332
27,306	Peab AB	185,388

	Total Sweden	12,839,036

Switzerland — 7.4%

240,587	ABB Ltd.*	5,891,895
50,667	Actelion Ltd.*	2,901,377
1,143	Baloise Holding AG	97,665
238,065	Credit Suisse Group	11,058,540
850	Energiedienst Holding AG*	52,427
27,723	Ferrexpo PLC	129,109
343	Forbo Holding AG*	144,449
255	Galenica AG	100,882
526	Georg Fischer AG*	199,830
3,200	Givaudan SA	2,660,098
88,645	Julius Baer Holding AG	5,395,213
106,500	Logitech International SA*	2,836,202
58,516	Lonza Group, Registered Shares	8,266,193
565,475	Nestle SA	24,899,966
62,100	Novartis AG	3,463,043
104,365	Roche Holding AG	17,579,457
84,900	Swiss Reinsurance	5,237,169
26,700	Syngenta AG	7,161,468
860	Valartis Group AG	35,136
22,497	Zurich Financial Services AG	5,868,815

	Total Switzerland	103,978,934

Taiwan — 0.7%

676,288	Novatek Microelectronics	1,455,876
866,077	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	8,409,608

	Total Taiwan	9,865,484

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

Turkey — 0.2%

468,400	Turkcell Iletisim Hizmet AS	$3,113,612

United Kingdom — 15.7%

514,600	Admiral Group PLC	9,097,344
3,580	Aero Inventory PLC	28,899
120,700	Amdocs Ltd.*	3,643,933
42,749	Amlin PLC	226,178
77,589	Anglo American PLC	4,123,817
1,119,900	Arm Holdings PLC	2,260,981
148,751	Ashtead Group PLC	205,006
553,299	Aviva PLC	5,158,425
301,801	Barclays PLC	1,939,590
8,040	Beazley Group PLC	16,220
468,937	BG Group PLC	10,387,004
273,542	BHP Billiton PLC	8,547,755
724,909	BP PLC	6,955,917
26,030	Brit Insurance Holdings PLC	91,726
308,017	British Sky Broadcasting Group PLC	2,607,590
961,484	BT Group PLC	3,010,661
4,148	Capital & Regional PLC	13,959
160,300	Carnival PLC	5,465,846
484,642	Cattles PLC	1,053,937
4,652	Charter PLC	80,286
8,684	Clarkson PLC	163,159
8,187	Close Bros. Group PLC	93,542
35,269	Colt Telecom Group SA*	82,930
6,066	Computacenter PLC	13,859
4,298	Consort Medical PLC	42,980
20,379	Cookson Group PLC	240,083
15,527	Dairy Crest Group PLC	131,929
16,749	Davis Service Group PLC	103,683
84,475	Dawnay Day Treveria PLC	37,455
18,062	Delta PLC	37,803
2,838	Development Securities PLC	18,560
10,636	Devro PLC	15,764
2,509	Drax Group PLC	34,058
2,497	E2V Technologies PLC	12,148
306,442	GlaxoSmithKline PLC	7,197,475
38,384	Halfords Group PLC	204,802
5,387	Headlam Group PLC	32,562
24,714	JKX Oil & Gas PLC	194,890
42,924	Johnson Matthey PLC	1,266,462
6,922	Keller Group PLC	99,341
3,971	Kesa Electricals PLC	11,647
14,824	Lavendon Group PLC	73,790
134,394	Man Group PLC	1,386,416
960,400	Marks & Spencer Group PLC	4,570,794
6,216	Menzies (John) PLC	39,860
655,800	Michael Page International PLC	4,369,283
3,782	Morgan Sindall PLC	40,634
55,227	Morse PLC	39,045
261,196	National Express Group PLC	4,923,280
34,161	Northern Foods	40,352
8,412	Northgate PLC	52,744
18,353	Northumbrian Water Group PLC	102,845
57,785	Pendragon PLC	10,026
434,900	Persimmon PLC	2,934,701
1,541,436	Premier Foods PLC	2,426,575

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Shares	Security	Value

United Kingdom — 15.7% — (continued)

569,165	Prudential PLC	$5,676,092
277,857	Reckitt Benckiser Group PLC	14,024,816
27,232	Regus Group PLC	36,827
1,503,552	Rexam PLC	11,062,313
120,583	Rio Tinto PLC	11,449,529
1,414,778	Rolls-Royce Group PLC*	10,200,247
1,849,689	Royal Bank of Scotland Group PLC	7,904,458
136,300	Sabmiller PLC	2,920,528
1,134,506	Sage Group PLC	4,321,526
6,183	Severfield-Rowen PLC	27,308
10,605	Sibir Energy PLC*	111,810
2,113,400	Signet Group PLC	2,405,436
182,451	Smith & Nephew PLC	2,193,314
19,251	Spectris PLC	290,066
15,667	SSL International PLC	134,823
12,748	St. Ives PLC	38,680
191,900	Standard Chartered PLC	5,207,261
2,163,450	Tesco PLC	14,976,717
392,221	Travis Perkins PLC	4,770,164
52,464	Trinity Mirror PLC	102,406
48,874	TT Electronics PLC	91,079
8,009	Venture Production PLC	119,978
5,453,918	Vodafone Group PLC	13,940,138
206,100	Vodafone Group PLC, ADR	5,265,855
16,845	WH Smith PLC	117,619
799,300	WPP Group PLC	7,788,591

	Total United Kingdom	221,138,132

United States — 0.9%

87,363	Las Vegas Sands Corp. (a)*	4,141,880
88,792	Schlumberger Ltd.	8,365,982

	Total United States	12,507,862

	TOTAL COMMON STOCKS (Cost — $1,412,036,785)	1,309,332,772

WARRANTS — 0.9%
Ireland — 0.3%

193,600	Bharti Airtel Ltd., expires 8/1/10 (c)*	3,709,821

Luxembourg — 0.5%

823,000	Shriram Transport Finance Co., Ltd., expires 1/18/13*	6,337,100

Netherlands — 0.1%
1,008,300	JP Morgan Structured Products BV, expires 7/15/13*	2,107,347

	TOTAL WARRANTS (Cost — $14,389,028)	12,154,268

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,426,425,813)	1,321,487,040

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments

Face
Amount		Security	Value

SHORT-TERM INVESTMENTS (d) — 8.5%
MONEY MARKET FUND — 3.7%
$51,048,154		BBH Securities Lending Trust (Cost — $51,048,154) (e)	$51,048,154

TIME DEPOSITS — 4.8%
122,481	CHF	Bank of America — London, 1.230% due 9/2/08	110,737
		BBH — Grand Cayman:
354,094	JPY	0.010% due 9/2/08	3,270
1,347	HKD	0.510% due 9/2/08	173
41,260	CHF	1.230% due 9/2/08	37,304
9,287,740		1.600% due 9/2/08	9,287,740
5	EUR	3.530% due 9/2/08	7
51,948	GBP	4.240% due 9/2/08	92,301
		JPMorgan Chase & Co. — London:
36,475,263		1.600% due 9/2/08	36,475,263
255,511	EUR	3.530% due 9/2/08	370,452
3,513,443	DKK	3.700% due 9/2/08	683,277
186,236	GBP	4.240% due 9/2/08	330,904
20,458,825		Wells Fargo — Grand Cayman, 1.600% due 9/2/08	20,458,825

		TOTAL TIME DEPOSITS (Cost — $67,850,253)	67,850,253

		TOTAL SHORT-TERM INVESTMENTS (Cost — $118,898,407)	118,898,407

		TOTAL INVESTMENTS — 102.4% (Cost — $1,545,324,220#)	1,440,385,447
		Liabilities in Excess of Other Assets — (2.4%)	(33,114,325)

		TOTAL NET ASSETS — 100.0%	$1,407,271,122

*	Non-income producing securities.
(a)	All or a portion of this security is on loan (See Note 1).
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(d)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 4.8%.
(e)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $1,559,922,133.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Equity Investments
Summary of Investments by Sector*

Financials	18.4%
Industrials	13.3
Materials	10.6
Consumer Discretionary	9.3
Energy	8.8
Telecommunication Services	8.2
Consumer Staples	6.9
Health Care	6.6
Information Technology	6.2
Utilities	3.5
Short-Term Investments	8.2

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

COMMON STOCKS — 90.7%
Argentina — 0.1%
26,043	Banco Patagonia SA*	$284,077
38,046	Grupo Clarin SA Class B, GDR (a)*	233,838

	Total Argentina	517,915

Bermuda — 0.2%
14,774	Credicorp Ltd.	1,039,055
26,277	Dufry South America Ltd.*	396,846

	Total Bermuda	1,435,901

Brazil — 14.8%

53,056	Acucar Guarani SA*	215,728
124,382	Agrenco Ltd.*	35,364
154,865	All America Latina Logistica SA	1,784,901
46,160	Anglo Ferrous Brazil SA*	778,976
32,018	Anhanguera Educacional Participacoes SA*	548,153
97,166	Banco Bradesco SA, ADR (b)	1,788,826
82,237	Banco Cruzeiro do Sul SA	326,836
63,004	Banco Daycoval SA	362,885
227,031	Banco do Brasil SA	3,302,395
30,940	Banco Industrial e Comercial SA	152,666
245,865	Banco Itau Holding Financeira SA	4,622,653
97,183	Banco Sofisa SA	385,642
28,797	Brasil Telecom Participacoes SA, ADR	1,887,355
39,600	Brasil Telecom SA	405,806
26,900	Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR (b)	1,120,923
21,800	Cia de Transmissao de Energia Eletrica Paulista	613,679
11,100	Cia Paranaense de Energia	190,809
63,700	Cia Siderurgica Nacional SA, ADR (b)	2,211,027
340,082	Cia Vale do Rio Doce	9,039,049
396,777	Cia Vale do Rio Doce, ADR	10,534,429
54,500	Companhia Energetica de Minas Gerais, ADR	1,176,110
85,700	Cyrela Brazil Realty SA	1,073,674
17,700	EDP — Energias do Brasil SA	308,221
56,799	Empresa Brasileira de Aeronautica SA (b)	1,928,326
109,632	Ez Tec Empreendimentos e Participacoes SA*	201,768
116,966	General Shopping Brasil SA*	606,464
138,800	Gerdau SA, ADR	2,596,948
259,391	Inpar SA*	534,483
46,160	LLX Logistica SA*	96,243
33,280	Lojas Renner SA	600,281
11,675	LPS Brasil Consultoria de Imoveis SA	163,471
20,860	MMX Mineracao e Metalicos SA*	203,945
2,900	MPX Energia SA*	813,880
159,286	PDG Realty SA Empreendimentos e Participacoes	1,911,822
53,940	Perdigao SA	1,345,944
2,900	Perdigao SA, ADR	146,073
129,812	Petroleo Brasileiro SA	6,846,285
512,064	Petroleo Brasileiro SA, Sponsored ADR	22,003,390
197,150	Sadia SA	1,298,261
45,515	Tecnisa SA	182,839
12,255	Tele Norte Leste Participacoes SA	299,950
49,400	Tele Norte Leste Participacoes SA, ADR	1,147,068
31,166	Tim Participacoes SA (b)	701,235

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Brazil — 14.8% — (continued)

46,700	Tractebel Energia SA	$575,362
404,251	Unibanco — Uniao de Bancos Brasileiros SA	4,772,905
278,317	Vivo Participacoes SA (b)*	1,455,598
36,600	Weg SA	400,575

	Total Brazil	93,699,223

Chile — 0.4%
477,489	Centros Comerciales Sudamericanos SA	1,391,377
314,637	SACI Falabella	1,219,789

	Total Chile	2,611,166

China — 9.3%
249,200	Angang Steel Co., Ltd.	338,728
478,000	Anhui Conch Cement H (b)*	2,476,098
520,000	China Coal Energy Co., Class H Shares	873,729
1,607,500	China Communications Construction Co., Ltd., Class H Shares	2,725,282
6,398,000	China Construction Bank Corp., Class H Shares	5,197,419
1,263,500	China COSCO Holdings Co., Ltd.	2,411,175
2,207,000	China Life Insurance Co., Ltd.	8,442,967
297,500	China Merchants Bank Co., Ltd., Class H Shares	994,879
2,640,000	China Molybdenum Co., Ltd., Class H Shares	1,723,885
1,936,000	China National Building Material Co., Ltd.	2,995,731
532,000	China National Materials Co., Ltd.*	353,604
2,094,000	China Petroleum & Chemical Corp., Class H Shares	2,033,487
452,987	China Railway Construction Corp.*	623,160
860,570	China Shenhua Energy Co., Ltd., Class H Shares	2,946,753
446,000	China Shipping Development Co., Ltd., Class H Shares	1,051,733
622,000	China Telecom Corp., Ltd.	317,781
243	Country Garden Holdings Co., Ltd.*	109
178,400	Guangzhou R&F Properties Co., Ltd., Class H Shares (b)	309,659
406,000	Harbin Power Equipment Co., Ltd., Class H Shares	502,202
2,495,000	Hidili Industry International Development Ltd.*	2,906,552
7,603,000	Industrials & Commercial Bank of China	5,222,581
1,890,000	Jiangsu Expressway Co. Ltd.	1,448,699
225,000	Jiangxi Copper Co., Ltd., Class H Shares	358,762
7,700	New Oriental Education & Technology Group Inc., ADR*	570,570
2,029,500	PetroChina Co., Ltd., Class H shares	2,620,126
244,500	Ping An Insurance Group Co. of China Ltd.	1,810,478
138,400	Tencent Holdings Ltd.	1,178,717
210,000	Xinao Gas Holdings Ltd.	334,313
987,719	Yanzhou Coal Mining Co., Ltd.	1,713,324
34,200	Yingli Green Energy Holding Co., Ltd., ADR (b)*	615,942
2,330,000	Zhejiang Expressway Co. Ltd.	1,562,146
2,193,000	Zhuzhou CSR Times Electric Co., Ltd.	1,817,849
612,500	Zijin Mining Group Co., Ltd., Class H Shares	416,379

	Total China	58,894,819

Cyprus — 0.0%
36,630	Urals Energy PCL*	49,019

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Egypt — 1.0%
159,736	Egyptian Financial Group-Hermes Holding	$1,415,932
57,169	El Sewedy Cables Holding Co.*	1,422,763
30,149	Maridive & Oil Services	147,127
45,379	Orascom Hotels & Development*	355,791
214,496	Orascom Telecom Holding SAE	2,191,590
10,200	Orascom Telecom Holding SAE, GDR	528,360
216,996	Telecom Egypt	664,481

	Total Egypt	6,726,044

Hong Kong — 5.3%
2,482,684	Agile Property Holdings Ltd.	1,857,455
110,000	Beijing Enterprises Holdings Ltd.	409,975
220,000	China Everbright Ltd. (b)	396,393
234,000	China Mengniu Dairy Co., Ltd.	706,925
1,010,000	China Mobile Ltd.	11,483,913
102,248	China Mobile Ltd., ADR	5,799,507
2,439,484	China Overseas Land & Investment Ltd.	4,066,158
274,000	China Resources Power Holdings Co.	677,170
1,655,000	CNOOC Ltd.	2,577,111
820,000	GOME Electrical Appliances Holdings Ltd.	336,510
1,773,500	iShares Asia Trust — iShares FTSE/Xinhua A50 China Tracker (b)*	2,901,478
399,500	Parkson Retail Group Ltd. (b)	574,983
1,641,000	Shimao Property Holdings Ltd.	1,866,225

	Total Hong Kong	33,653,803

Hungary — 0.9%
180,229	Magyar Telekom Telecommunications PLC	924,115
15,062	MOL Hungarian Oil and Gas Nyrt	1,619,240
65,643	OTP Bank Nyrt*	2,935,067
2,816	Richter Gedeon Nyrt	556,654

	Total Hungary	6,035,076

India — 3.6%
38,210	ICICI Bank Ltd., ADR	1,185,274
45,708	Infosys Technologies Ltd., ADR (b)	1,886,826
39,173	Larsen & Toubro Ltd., ADR (a)	2,312,621
99,162	Larsen & Toubro Ltd., GDR	5,751,396
108,227	Ranbaxy Laboratories Ltd., GDR (b)	1,277,988
56,664	Reliance Communications Ltd., GDR (a)*	509,698
23,755	Reliance Industries Ltd., GDR, London Shares (a)	2,287,607
45,922	Reliance Industries Ltd., GDR, Luxembourg Shares (a)	4,422,289
92,578	Satyam Computer Services Ltd., ADR (b)	2,060,786
102,607	Sterlite Industries India Ltd. (b)*	1,459,072

	Total India	23,153,557

Indonesia — 2.2%

337,000	International Nickel Indonesia Tbk PT	136,454
775,000	Perusahaan Gas Negara PT	214,991
4,307,000	PT Aneka Tambang Tbk	884,183
454,175	PT Astra International Tbk	1,025,996
1,195,500	PT Bank Central Asia Tbk	411,792
1,266,500	PT Bank Mandiri Persero Tbk	388,383

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Indonesia — 2.2% — (continued)

934,000	PT Bank Rakyat Indonesia	$591,477
1,918,000	PT Berlian Laju Tanker Tbk	368,021
1,405,000	PT Berlian Laju Tanker Tbk, Singapore Shares	260,525
10,965,377	PT Bumi Resources Tbk	6,513,071
2,172,996	PT Telekomunikasi Indonesia Tbk	1,894,778
616,500	PT United Tractors Tbk	694,654
348,000	Tambang Batubara Bukit Asam Tbk PT	549,301

	Total Indonesia	13,933,626

Ireland — 0.1%
117,854	Dragon Oil PLC*	674,436

Israel — 1.3%
64,033	Bank Hapoalim BM	249,806
72,889	Bank Leumi Le-Israel BM	300,525
11,178	Elbit Systems Ltd.	614,302
181,984	Israel Chemicals Ltd.	3,016,226
119,982	Makhteshim-Agan Industries Ltd.	810,305
64,562	Teva Pharmaceutical Industries Ltd., ADR	3,056,365

	Total Israel	8,047,529

Luxembourg — 1.1%
23,815	Evraz Group SA, GDR	1,798,033
99,196	Tenaris SA, ADR	5,425,029

	Total Luxembourg	7,223,062

Malaysia — 0.0%
9	SP Setia Bhd	9

Mexico — 6.1%
258,565	America Movil SAB de CV	13,285,070
31,882	Cemex SAB de CV, ADR*	639,234
8,300	Coca-Cola Femsa SAB de CV, Series L Shares, ADR	470,942
824,923	Corporacion GEO SA de CV*	2,410,955
8,400	Desarrolladora Homex SA de CV, ADR (b)*	425,460
52,901	Financiera Independencia SAB de CV	65,902
87,648	Fomento Economico Mexicano SAB de CV, ADR	3,893,324
9,775	Grupo Elektra SA de CV	362,568
1,343,340	Grupo Financiero Banorte SA de CV, Series O Shares	5,373,934
1,729,203	Grupo Mexico SAB de CV, Series B Shares	2,876,156
114,400	Grupo Modelo SAB de CV	547,290
943,206	Grupo Televisa SA	4,359,359
26,700	Grupo Televisa SA, ADR	618,906
324,000	Mexichem SAB de CV	745,594
806,900	Telefonos de Mexico SAB de CV, Series L Shares	987,970
276,997	Wal-Mart de Mexico SA de CV	1,008,592
12,144	Wal-Mart de Mexico SA de CV, Series V Shares, ADR	442,676

	Total Mexico	38,513,932

Nigeria — 0.1%
48,256	Guaranty Trust Bank, GDR (a)	474,868

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Pakistan — 0.6%
543,075	Bank Alfalah Ltd.	$224,108
135,987	Engro Chemical Pakistan Ltd.	327,019
329,255	MCB Bank Ltd.	1,065,313
131,008	National Bank of Pakistan	160,870
64,000	Nishat Mills Ltd.	39,619
268,100	Oil & Gas Development Co., Ltd.	346,531
160,500	Pakistan Petroleum Ltd.	449,492
153,000	Pakistan State Oil Co., Ltd.	566,165
1,246,000	Pakistan Telecommunication Co., Ltd.	518,539

	Total Pakistan	3,697,656

Peru — 0.1%
30,200	Cia de Minas Buenaventura SA, ADR	700,640

Russia — 11.9%
63,503	Comstar United Telesystems, GDR	438,171
15,656,328	Federal Hydrogenerating Co.*	1,072,458
38,350	Gazpromneft OAO	882,050
28,738	LSR Group OJSC, GDR (a)*	296,001
2,658	LUKOIL	198,287
23,663	LUKOIL Sponsor, ADR	1,758,161
144,483	LUKOIL, ADR, London Shares (b)	10,677,294
2,704	Magnit OAO*	108,160
23,701	Mechel, ADR (b)	647,985
111,452	MMC Norilsk Nickel, ADR (b)	2,206,750
85,739	Mobile Telesystems OJSC, ADR	5,830,252
20,650	Novolipetsk Steel OJSC	794,406
358,758	OAO Gazprom, ADR	13,952,099
378,584	OAO Gazprom, ADR, London Shares	14,707,988
14,550	OAO NovaTek, ADR	960,300
2,900	OAO NovaTek, GDR	208,800
554	Open Investments*	135,592
22,000	Pharmstandard, GDR*	532,400
12,252	Raspadskaya	69,836
76,946	Rosneft Oil Co.	654,041
3,709,681	Sberbank RF	8,736,299
13,650	Sistema JSFC, GDR	340,841
4,195	SOLLERS	188,775
11,400	Tatneft, GDR	1,179,900
2,850	TMK OAO	75,525
75,818	Uralkali, GDR	3,260,174
216,969	Vimpel-Communications, ADR	5,213,765
67,200,000	VTB Bank OJSC	183,120
3,979	Wimm-Bill-Dann Foods OJSC*	181,045
1,365	Wimm-Bill-Dann Foods OJSC, ADR (b)*	94,895

	Total Russia	75,585,370

South Africa — 6.2%

37,584	ABSA Group Ltd.	530,571
913,982	African Bank Investments Ltd.	3,299,499
33,932	African Rainbow Minerals Ltd.	1,142,771
7,167	Anglo Platinum Ltd.	903,981
73,377	Aveng Ltd.	630,070
1	Discovery Holdings Ltd.	3
209,220	Exxaro Resources Ltd.	3,118,189
238,820	FirstRand Ltd.	507,803
209,709	Impala Platinum Holdings Ltd.	5,915,406
55,425	Investec Ltd.	412,685

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Africa — 6.2% — (continued)

28,826	Kumba Iron Ore Ltd.	$941,958
3,363	Liberty Group Ltd.*	30,839
46,228	Mittal Steel South Africa Ltd.	1,089,573
381,696	MTN Group Ltd.	5,850,262
71,238	Murray & Roberts Holdings Ltd.	960,556
57,015	Naspers Ltd.	1,430,698
28,726	Nedbank Group Ltd.	388,313
63,894	Remgro Ltd.	1,549,448
243,749	Sanlam Ltd.	561,146
80,275	Sasol Ltd.	4,418,594
82,097	Shoprite Holdings Ltd.	489,359
408,801	Standard Bank Group Ltd.	4,786,168
90,832	Steinhoff International Holdings Ltd.*	217,586
502	Telkom South Africa Ltd.	9,076
103,372	Truworths International Ltd.	417,890

	Total South Africa	39,602,444

South Korea — 13.9%

957	CJ CheilJedang Corp.*	208,035
26,782	Daelim Industrials Co.	1,654,487
2,740	DC Chemical Co., Ltd.	742,634
23,840	Dongbu Insurance Co., Ltd.	667,739
32,378	GS Engineering & Construction Corp.	2,495,164
113,484	Hana Financial Group Inc.	3,997,278
7,086	Hanjin Heavy Industries & Construction Co., Ltd.*	194,768
2,200	Hanjin Heavy Industries & Construction Holdings Co., Ltd.*	34,066
8,736	Hyundai Department Store Co., Ltd.	712,649
15,625	Hyundai Development Co.	590,856
3,618	Hyundai Heavy Industries	789,302
8,689	Hyundai Mipo Dockyard Co., Ltd.	1,246,373
10,962	Hyundai Mobis	910,235
20,091	Hyundai Motor Co.	1,310,063
12,046	Hyundai Steel Co.	558,044
34,850	Industrials Bank of Korea	499,853
74,677	Kookmin Bank	4,095,662
9,831	Korea Kumho Petrochemical, Co., Ltd.	273,923
1,517	Korea Line Corp.	243,545
2,094	Korea Zinc Co., Ltd.	242,424
34,759	KT&G Corp.	2,920,868
16,417	LG Chem Ltd.	1,419,676
26,468	LG Electronics Inc.	2,437,361
2,899	LG Household & Health Care Ltd.	500,585
8,893	LS Cable Ltd.	645,108
29,106	NHN Corp.*	3,974,125
30,354	POSCO	13,037,826
43,700	Pusan Bank	485,375
43,982	Samsung Electronics Co., Ltd.	20,649,594
2,758	Samsung Electronics Co., Ltd., Registered Shares, GDR (a)	648,130
4,425	Samsung Engineering Co., Ltd.	281,593
16,568	Samsung Fire & Marine Insurance Co., Ltd.	3,007,377
13,800	Samsung Heavy Industries Co., Ltd.	393,139
5,153	Samsung SDI Co. Ltd.*	391,293
165,748	Shinhan Financial Group Co., Ltd.	7,582,548
962	Shinsegae Co., Ltd.	477,673
6,081	SK Corp.	607,068

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

South Korea — 13.9% — (continued)

12,502	SK Energy Co., Ltd.*	$981,259
19,704	SK Telecom Co., Ltd.	3,615,845
3,388	STX Engine Co., Ltd.	65,191
145,000	STX Pan Ocean Co., Ltd.	245,194
175,409	Woori Finance Holdings Co., Ltd.	2,303,524

	Total South Korea	88,137,452

Sri Lanka — 0.1%
4,878,280	Dialog Telekom Ltd. (c)	508,767

Taiwan — 6.3%

230,668	Acer Inc.	459,762
442,439	Advanced Semiconductor Engineering Inc.	320,980
389,232	Asia Cement Corp.	428,948
222,040	Asustek Computer Inc.	510,581
849,378	AU Optronics Corp.	1,016,911
635,102	Cathay Financial Holding Co., Ltd.	1,225,334
529	Cathay Financial Holding Co., Ltd., GDR	10,183
604,000	China Airlines*	201,401
877,685	China Steel Corp.	1,073,904
440,160	Chunghwa Telecom Co., Ltd.*	1,093,994
387,930	Compal Electronics Inc.	346,571
1,811,000	Evergreen Marine Corp. Taiwan Ltd.	1,026,686
245,700	Far Eastern Department Stores Co., Ltd.	179,440
499,347	Far Eastern Textile Co., Ltd.	460,020
39,000	Farglory Land Development Co., Ltd.	72,076
652,677	First Financial Holding Co., Ltd.	491,255
296,513	Formosa Chemicals & Fibre Corp.	508,663
168,000	Formosa Petrochemical Corp.	403,295
375,000	Formosa Plastics Corp.	730,224
247,000	Formosa Taffeta Co., Ltd.	187,404
623,000	Fubon Financial Holding Co., Ltd.	527,943
777,315	Fuhwa Financial Holding Co., Ltd.	442,655
75,244	High Tech Computer Corp.	1,395,650
2,330,995	HON HAI Precision Industry Co., Ltd.*	11,705,293
86,603	HON HAI Precision Industry Co., Ltd., GDR*	861,700
366,180	Hua Nan Financial Holdings Co., Ltd.	271,169
186,442	InnoLux Display Corp.	303,531
264,000	KGI Securities Co., Ltd.	130,809
411,386	MediaTek Inc.	4,720,706
691	Pacific Electric Wire & Cable Co., Ltd. (c)(d)*	0
146,613	Powertech Technology Inc.	453,197
464,220	Siliconware Precision Industries Co.	640,445
63,156	Silitech Technology Corp.	181,716
415,150	Taiwan Cooperative Bank	304,502
104,000	Taiwan Fertilizer Co., Ltd.	318,688
310,098	Taiwan Mobile Co., Ltd.	556,197
1,612,948	Taiwan Semiconductor Manufacturing Co., Ltd.	2,982,652
189,148	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,836,627
163,337	Tripod Technology Corp.	360,968
137,000	U-Ming Marine Transport Corp.	360,752
31	United Microelectronics Corp.	13
71,075	Wafer Works Corp.	239,588
393,247	Wistron Corp.	567,626

	Total Taiwan	39,910,059

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

Thailand — 1.2%
63,550	Advanced Info Service Public Co., Ltd.	$165,210
67,000	Bangkok Bank Public Co., Ltd.	228,558
219,100	Bangkok Bank Public Co., Ltd., NVDR	740,566
108,500	Banpu Public Co., Ltd.	1,229,041
73,700	Electricity Generating PCL	159,084
379,800	Kasikornbank Public Co. Ltd., NVDR	789,097
1,981,300	Krung Thai Bank Public Co., Ltd.	423,924
542,700	Land and Houses PCL	104,951
763,465	Minor International PCL	285,449
520,465	PTT Aromatics & Refining PCL*	325,145
213,209	PTT Chemical Public Co., Ltd.	470,200
173,600	PTT Public Co., Ltd.	1,338,700
20,900	Siam Cement Public Co. Ltd., NVDR	100,182
182,200	Thai Oil Public Co., Ltd.	264,771
19,600	Thoresen Thai Agencies PCL	21,612
385,000	Thoresen Thai Agencies PCL (NVDR)	418,995
236,600	Total Access Communication PCL	300,482
4,031,400	True Corp. Public Co., Ltd.*	353,270

	Total Thailand	7,719,237

Turkey — 3.5%
193,298	Akbank TAS	993,915
367	Aktas Electric Ticaret AS (c)(d)*	0
71,705	Anadolu Efes Biracilik Ve Malt Sanayii AS	772,818
122,475	Asya Katilim Bankasi AS	266,889
12,729	BIM Birlesik Magazalar AS	493,657
61,910	Enka Insaat ve Sanayi AS	552,791
133,340	Eregli Demir Ve Celik Fabrikalari TAS	898,029
7,744	Finans Fin Kirala*	28,416
29,317	Ford Otomotiv Sanayi AS	226,187
85,521	Haci Omer Sabanci Holding AS	360,842
107,470	KOC Holding AS	375,447
5,465	Petrol Ofisi	28,587
25,981	Tekfen Holding Co.*	178,698
53,034	Tofas Turk Otomobil Fabrikasi AS	178,612
27,506	Tupras — Turkiye Petrol Rafinerileri AS	645,672
126,046	Turk Sise ve Cam Fabrikalari AS	169,973
595,154	Turk Telekomunikasyon AS*	2,116,454
581,928	Turkcell Iletisim Hizmet AS	3,868,271
47,637	Turkcell Iletisim Hizmet AS, ADR	788,392
1,796,934	Turkiye Garanti Bankasi AS*	5,338,590
59,646	Turkiye Halk Bankasi AS*	329,065
575,586	Turkiye Is Bankasi, Class C Shares	2,741,559
166,670	Turkiye Sinai Kalkinma Bankasi AS	155,446
83,000	Turkiye Vakiflar Bankasi Tao	156,734
202,966	Yapi ve Kredi Bankasi AS*	451,082

	Total Turkey	22,116,126

United Arab Emirates — 0.1%
549,422	DP World Ltd.*	467,009

United Kingdom — 0.1%
7,979	Anglo American PLC	421,549

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Shares	Security	Value

United States — 0.2%
47,196	Southern Copper Corp. (b)	$1,204,914

	TOTAL COMMON STOCKS (Cost — $535,630,384)	575,715,208

PREFERRED STOCKS — 1.8%
Brazil — 1.5%
53,848	Banco Pine SA, 0.420%	297,967
26,200	Bradespar SA, 0.420%	522,238
21,140	Eletropaulo Metropolitana de Sao Paulo SA, Class B Shares, 8.960%	390,356
54,800	Petroleo Brasileiro SA, 0.080%	1,169,379
36,600	Ultrapar Participacoes SA, 3.440%	1,310,036
169,504	Usinas Siderurgicas de Minas Gerais SA, Class A Shares, 0.730%	5,928,235

	Total Brazil	9,618,211

South Korea — 0.3%
6,570	Hyundai Motor Co., 4.530%	161,510
1,780	LG Electronics Inc., 2.210%	80,727
3,772	Samsung Electronics Co., Ltd., 2.200%	1,255,151

	Total South Korea	1,497,388

	TOTAL PREFERRED STOCKS (Cost — $10,931,557)	11,115,599

EXCHANGE TRADED SECURITY — 0.5%
United States — 0.5%
57,163	iPath MSCI India Index ETN (Cost — $3,352,212) (b)*	3,126,816

RIGHTS — 0.7%
Chile — 0.0%
7,838	Centros Comerciales Sudamericanos SA*	15

Egypt — 0.3%
36,675	Orascom Construction Industries	2,322,630

Indonesia — 0.0%
102,750	United Tractors Tbk PT*	0

Russia — 0.4%
32,327	Evraz Group SA, GDR	2,440,689

	TOTAL RIGHTS (Cost — $3,908,277)	4,763,334

WARRANTS — 0.1%
Malaysia — 0.0%
7,420	IJM Land Bhd-CW13, expires 12/31/49	0

United Kingdom — 0.1%
66,700	UBS AG London, expires 2/22/10	332,813

	TOTAL WARRANTS (Cost — $566,079)	332,813

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $554,388,509)	595,053,770

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments

Face
Amount		Security	Value

SHORT-TERM INVESTMENTS (e) — 9.1%
MONEY MARKET FUND — 4.3%
$27,288,503		BBH Securities Lending Trust (f) (Cost — $27,288,503)	27,288,503

TIME DEPOSITS — 4.8%
		BBH — Grand Cayman:
2,153,060	HKD	0.510% due 9/2/08	275,731
393	GBP	4.240% due 9/2/08	699
654,765	ZAR	10.350% due 9/2/08	83,121
		JPMorgan Chase & Co. — London:
13,814,541	HKD	0.510% due 9/2/08	1,769,156
17,613,824		1.600% due 9/2/08	17,613,824
18,871,815	ZAR	10.350% due 9/2/08	2,395,752
8,275,071		Wachovia — London, 1.600% due 9/2/08	8,275,071

		TOTAL TIME DEPOSITS (Cost — $30,413,354)	30,413,354

		TOTAL SHORT-TERM INVESTMENTS (Cost — $57,701,857)	57,701,857

		TOTAL INVESTMENTS — 102.9% (Cost — $612,090,366#)	652,755,627
		Liabilities in Excess of Other Assets — (2.9%)	(18,350,277)

		TOTAL NET ASSETS — 100.0%	$634,405,350

*	Non-income producing securities.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	All or a portion of this security is on loan (See Note 1).
(c)	Illiquid security.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(e)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 4.8%.
(f)	Represents investment of collateral received from securities lending transactions.
#	Aggregate cost for federal income tax purposes is $619,579,510.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Emerging Markets Equity Investments
Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt

Summary of Investments by Sector*

Financials	20.3%
Energy	18.5
Materials	15.6
Telecommunication Services	11.7
Information Technology	9.6
Industrials	7.2
Consumer Discretionary	3.5
Consumer Staples	2.7
Utilities	0.8
Health Care	0.8
Exchange Traded Funds	0.5
Short-Term Investments	8.8

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 56.1%
FHLMC — 9.0%

	Federal Home Loan Mortgage Corp. (FHLMC):
$145,617	4.102% due 1/1/35 (a)	$147,147
153,336	4.345% due 12/1/34 (a)	154,566
1,000,000	5.000% due 9/1/38 (b)	960,781
1,099,800	5.015% due 3/1/36 (a)(c)	1,108,678
1,049,507	5.114% due 5/1/38 (a)	1,037,875
291,708	5.779% due 2/1/37 (a)	298,124
563,037	5.907% due 5/1/37 (a)	573,960
3,321,912	5.934% due 5/1/37 (a)	3,364,440
789,300	5.938% due 5/1/37 (a)	805,253
1,841,570	6.000% due 10/1/36 (a)	1,876,882
1,600,468	6.097% due 9/1/37 (a)	1,631,317
50,947	8.000% due 4/1/09-6/1/17	54,641
143,988	8.500% due 11/1/16-7/1/17	156,552
998	9.000% due 8/1/09-10/1/09	1,009
8,141	9.500% due 10/1/08-8/1/16	8,701
1,187	10.000% due 4/1/09-10/1/09	1,204
782	10.250% due 5/1/09-2/1/10	806
27,018	11.500% due 10/1/15	31,035
	Gold:
2,763,842	4.500% due 3/1/23-7/1/23	2,676,680
6,541,757	5.000% due 6/1/21-11/1/36 (b)(c)	6,312,900
30,122,420	5.500% due 10/1/13-8/1/38 (c)	29,807,015
23,773,335	6.000% due 5/1/16-8/1/38	24,055,225
9,860,192	6.500% due 7/1/14-2/1/38 (c)	10,105,571
28,373	7.000% due 5/1/12-8/1/12	29,758
7,330	8.000% due 8/1/09-8/1/12	7,536
34,463	8.500% due 2/1/18	36,716
1,319	9.500% due 4/1/10	1,370

	TOTAL FHLMC	85,245,742

FNMA — 35.6%

	Federal National Mortgage Association (FNMA):
1,658,683	3.946% due 3/1/34 (a)	1,666,767
5,668,980	4.000% due 7/1/18-8/1/19 (b)(c)	5,379,401
520,695	4.003% due 4/1/34 (c)	524,666
393,727	4.210% due 12/1/34 (a)	397,893
49,557	4.230% due 12/1/34 (a)	50,090
10,849,122	4.500% due 11/1/20-9/1/38 (c)	10,261,531
669,290	4.504% due 9/1/35 (a)	674,033
2,820,263	4.986% due 1/1/36 (a)	2,858,778
119,812,647	5.000% due 12/1/21-10/1/38 (b)(c)	115,622,556
178,282	5.036% due 11/1/35 (a)	183,080
180,731	5.038% due 11/1/35 (a)	185,595
391,277	5.041% due 11/1/35 (a)	401,807
566,469	5.042% due 10/1/35 (a)	581,728
179,502	5.044% due 11/1/35 (a)	184,333
967,699	5.048% due 11/1/35 (a)(c)	993,837
180,576	5.051% due 11/1/35 (a)	185,444
177,628	5.054% due 11/1/35 (a)	182,412
853,365	5.059% due 10/1/35 (a)	876,373
102,011,547	5.500% due 12/1/08-9/1/38 (b)(c)	101,093,992
1,050,000	5.503% due 9/1/38 (a)	1,063,601
2,626,416	5.593% due 4/1/37 (a)	2,651,554
207,836	5.619% due 12/1/36 (a)	208,901
2,088,328	5.633% due 5/1/37 (a)	2,108,657

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount		Security	Value

FNMA — 35.6% — (continued)

$1,769,303		5.647% due 4/1/37 (a)	$1,777,556
1,203,531		5.736% due 6/1/36 (a)	1,216,139
1,586,366		5.807% due 7/1/36 (a)	1,603,574
1,704,720		5.850% due 2/1/37 (a)	1,720,227
3,103,417		5.946% due 8/1/37 (a)	3,131,601
55,301,859		6.000% due 5/1/12-10/1/38 (b)(c)	55,950,507
1,862,096		6.045% due 8/1/36 (a)	1,908,703
2,355,821		6.147% due 4/1/37 (a)	2,403,850
16,714,400		6.500% due 11/1/23-9/1/38 (b)(c)	17,219,789
53,259		6.565% due 3/1/30 (a)(c)	53,947
17,459		6.572% due 1/1/30 (a)(c)	17,558
3,494,468		7.000% due 9/1/26-4/1/37 (b)(c)	3,644,979
13,719		8.000% due 8/1/17	14,937
5,380		8.500% due 4/1/17	5,828
1,086		9.000% due 12/1/08	1,096
7,813		9.500% due 11/1/09-11/1/21 (c)	7,953
4,476		10.000% due 1/1/21	5,077
187		10.750% due 10/1/12	190

		TOTAL FNMA	339,020,540

GNMA — 11.5%

		Government National Mortgage Association (GNMA):
31,871		4.500% due 9/15/33 (c)	30,043
14,325,587		5.000% due 1/1/33-9/1/38 (b)(c)	14,010,167
67,585		5.125% due 10/20/27 (a)(c)	68,109
172,129		5.375% due 2/20/26-5/20/30 (c)	173,451
20,832,578		5.500% due 8/15/33-9/1/38 (c)	20,812,572
64,517,534		6.000% due 1/15/29-10/1/38 (c)	65,472,037
1,754,441		6.500% due 9/15/36-9/1/38 (c)	1,809,252
2,301		8.000% due 3/20/30 (c)	2,510
107,200		8.500% due 11/20/16-8/15/30 (c)	117,274
43,119		9.000% due 4/20/17-9/15/30 (c)	46,876
7,003		9.500% due 12/15/16-8/15/17	7,720
2,968		11.000% due 7/15/10-9/15/10	3,161
		Government National Mortgage Association II (GNMA):
2,500,002		6.000% due 12/20/37-3/20/38	2,536,712
4,700,000		6.500% due 9/1/38	4,831,820

		TOTAL GNMA	109,921,704

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $531,236,407)	534,187,986

	Rating‡

ASSET-BACKED SECURITIES — 1.2%
Student Loan — 0.4%

		SLM Student Loan Trust:
225,174	AAA	Series 2005-5, Class A1, 2.800% due 1/25/18 (a)(c)	224,827
757,563	AAA	Series 2006-5, Class A2, 2.790% due 7/25/17 (a)	755,581
1,650,000	AAA	Series 2008-5, Class A2, 3.900% due 10/25/16 (a)	1,653,011
420,000	AAA	Series 2008-5, Class A3, 4.100% due 1/25/18 (a)	429,087
1,120,000	AAA	Series 2008-5, Class A4, 4.500% due 7/25/23 (a)	1,153,875

		Total Student Loan	4,216,381

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Credit Card — 0.6%

$3,000,000	AAA	BA Credit Card Trust, Series 2008-A3, Class A3, 3.238% due 8/15/11 (a)(c)	$3,000,584
1,300,000	AAA	Chase Issuance Trust, Series 2007-A17, Class A, 5.120% due 10/15/14	1,296,610
1,020,000	AA	Washington Mutual Master Note Trust, 2006-A3A, Class A3, 2.518% due 9/15/13 (a)(e)	968,926

		Total Credit Card	5,266,120

Automobiles — 0.2%

1,850,000	AAA	USAA Auto Owner Trust, Series 2005-4, Class A4, 4.890% due 8/15/12	1,864,662

		TOTAL ASSET-BACKED SECURITIES (Cost — $11,328,368)	11,347,163

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.2%

381,730	AAA	Accredited Mortgage Loan Trust, Series 2005-3, Class A1, 2.712% due 9/25/35 (a)	353,499
284,862	AAA	ACE Securities Corp., Series 2004-SD1, Class A1, 2.962% due 11/25/33 (a)	255,245
264,029	BB	AFC Home Equity Loan Trust, Series 1999-2, Class 2A, 2.722% due 6/25/29 (a)	98,144
455,270	AAA	American Home Mortgage Assets, Series 2006-6, Class A1A, 2.662% due 12/25/46 (a)	278,124
1,726,316	AAA	American Home Mortgage Investment Trust, Series 4, Class 11A1, 2.702% due 3/25/47 (a)	1,358,618
914,455	AAA	Asset Backed Funding Certificates, Series 2004-OPT5, Class A1, 2.822% due 6/25/34 (a)(c)	741,561
96,665	AAA	Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1, 2.747% due 9/25/34 (a)(c)	83,688
319,712	Aaa (f)	Banc of America Alternative Loan Trust, Series 2004-6, Class 4A1, 5.000% due 7/25/19	294,983
		Banc of America Commercial Mortgage Inc.:
849,107	Aaa (f)	Series 2001-1, Class A2, 6.503% due 4/15/36	866,402
1,060,000	AAA	Series 2005-1, Class A4, 5.143% due 11/10/42 (a)	1,043,071
		Banc of America Funding Corp.:
2,728,214	AAA	Series 1998-D7, Class 3A1, 6.000% due 7/25/37	2,638,452
8,839	AAA	Series 2003-1, Class A1, 6.000% due 5/20/33	8,229
505,819	AAA	Series 2005-B, Class 2A1, 5.093% due 4/20/35 (a)	429,339
		Banc of America Mortgage Securities Inc.:
574,619	AAA	Series 1865, Class 1A1, 4.518% due 7/25/34 (a)(c)	541,630
3,370,759	AAA	Series 2006-B, Class 4A1, 6.213% due 11/20/46 (a)	3,116,036
478,393	AAA	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 3.145% due 2/28/44 (a)	433,015
		Bear Stearns Adjustable Rate Mortgage Trust:
142,176	AAA	Series 2002-11, Class 1A1, 5.438% due 2/25/33 (a)(c)	133,075
1,558,179	AAA	Series 2005-2, Class A2, 4.125% due 3/25/35 (a)(c)	1,493,060
		Bear Stearns ALT-A Trust:
621,533	AAA	Series 2005-2, Class 2A4, 4.695% due 4/25/35 (a)	526,755
482,086	AAA	Series 2005-4, Class 23A2, 5.369% due 5/25/35 (a)(c)	412,516
672,746	AAA	Series 2005-7, Class 22A1, 5.504% due 9/25/35 (a)(c)	552,061
989,971	AAA	Bear Stearns Asset Backed Securities Trust, Series 2007-HE7, Class 1A1, 3.472% due 10/25/37 (a)(c)	885,255
		Bear Stearns Commercial Mortgage Securities:
400,000	AAA	Series 1999-LTL1, Class AJ, 5.623% due 3/11/39 (a)	311,067
2,480,000	AAA	Series 2001-T2, Class A2, 6.480% due 2/15/35	2,532,117
1,765,000	Aaa (f)	Series 2003-T12, Class A4, 4.680% due 8/13/39 (a)	1,676,340
1,030,000	Aaa (f)	Series 2005-PWR7, Class A2, 4.945% due 2/11/41	1,008,413
550,000	AAA	Series 2006-PW13, Class A4, 5.540% due 9/11/41	508,938
1,105,000	AAA	Series 2007-PW17, Class A4, 5.694% due 6/1/50 (a)	999,675
780,386	BB	Bear Stearns Second Lien Trust, Series 2007-SV1A, Class A1, 2.692% due 12/25/36 (a)(c)(e)	519,714
		Bear Stearns Structured Products Inc.:
2,219,062	AAA	Series 2007-EMX1, Class A1, 3.472% due 3/25/37 (a)(e)(g)	2,140,729
2,285,722	AAA	Series 2007-R11, Class A1A, 3.072% due 9/27/37 (a)(e)	2,271,528
1,700,000	AAA	Centex Home Equity, Series 2006-A, Class AV4, 2.722% due 6/25/36 (a)	1,044,371
366,646	AAA	Chase Commercial Mortgage Securities Corp., Series 2000-3, Class A2, 7.319% due 10/15/32	378,341
		Chase Funding Mortgage Loan Asset-Backed Certificates:
1,576	AAA	Series 2002-2, Class 2A1, 2.972% due 5/25/32 (a)	1,547
1,765	AAA	Series 2002-3, Class 2A1, 3.112% due 8/25/32 (a)	1,733
210,000	Aaa (f)	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.482% due 10/15/49	159,281

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.2% — (continued)

$3,429,468	AAA	Citigroup Mortgage Loan Trust Inc., Series 2000-34, Class A, 5.343% due 8/25/35 (a)	$3,019,635
634,709	AAA	Commercial Mortgage Asset Trust, Series 1999-C2, Class A2, 7.546% due 11/17/32 (a)	646,509
		Commercial Mortgage Pass Through Certificates:
1,475,000	AAA	Series 2004-LB2A, Class A3, 4.221% due 3/10/39	1,447,025
860,000	AAA	Series 2004-SL4, Class AM, 5.986% due 6/10/46 (a)	764,144
		Countrywide Alternative Loan Trust:
875,407	AAA	Series 2005-24, Class 4A1, 3.418% due 7/20/35 (a)	588,775
536,505	AAA	Series 2005-27, Class 2A3, 4.639% due 8/25/35 (a)	355,497
1,004,245	AAA	Series 2005-59, Class 1A1, 2.802% due 11/20/35 (a)	646,418
602,632	AAA	Series 2006-OA21, Class A1, 3.378% due 3/20/47 (a)	376,226
2,018,403	AAA	Series 2007-0A2, Class 2A1, 2.602% due 3/25/47 (a)	1,250,842
		Countrywide Asset-Backed Certificates:
1,248,535	AAA	Series 1998-C1, Class 3A1, 2.592% due 6/25/36 (a)	1,126,813
2,401	AAA	Series 2001-BC3, Class A, 2.952% due 12/25/31 (a)	2,113
5,025	AAA	Series 2002-3, Class 1A1, 3.212% due 5/25/32 (a)	3,963
12,759	AAA	Series 2003-BC2, Class 2A1, 3.072% due 6/25/33 (a)	9,429
167,684	AAA	Series 2004-SD4, Class A1, 2.852% due 12/25/34 (a)(e)	140,605
200,898	AAA	Series 2005-4, Class AF3, 4.456% due 10/25/35 (a)	191,600
139,062	AAA	Series 2006-11, Class 3AV1, 2.532% due 9/25/46 (a)(c)	138,289
1,003,082	AAA	Series 2006-SD3, Class A1, 2.802% due 7/25/36 (a)(e)	736,168
220,081	AA	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 2.728% due 12/15/35 (a)	121,333
		Countrywide Home Loan Mortgage Pass Through Trust:
400,507	AAA	Series 2005-11, Class 3A3, 4.914% due 4/25/35 (a)	245,358
268,995	AAA	Series 2005-11, Class 6A1, 2.772% due 3/25/35 (a)	200,079
677,466	AAA	Series 2005-R1, Class 1AF1, 2.832% due 3/25/35 (a)(e)	660,143
709,218	AAA	Series 2007-16, Class A1, 6.500% due 10/25/37	588,946
		Credit Suisse Mortgage Capital Certificates:
2,365,000	AAA	Series 2005-C3, Class A3, 5.311% due 12/15/39	2,144,862
375,561	BB	Series 2006-8, Class 3A1, 6.000% due 10/25/21	272,655
		CS First Boston Mortgage Securities Corp.:
1,675,594	AAA	Series 1997-1, Class A1, 3.819% due 5/15/36	1,619,774
1,498,616	AAA	Series 2005-A2, Class 5A6, 5.500% due 11/25/35	1,446,054
1,760,000	AAA	Series 2005-C6, Class A4, 5.230% due 12/15/40 (a)	1,658,475
		Deutsche ALT-A Securities Inc.:
518,236	AAA	Series 2006-OA1, Class A1, 2.672% due 2/25/47 (a)	329,751
3,917,826	AAA	Series 2007-0A2, Class A1, 3.242% due 4/25/47 (a)	2,343,340
1,264,256	Aaa (f)	DLJ Commercial Mortgage Corp., Series 2000-3, Class A1B, 6.460% due 3/10/32	1,267,794
285,605	AAA	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class A2B, 3.430% due 11/19/44 (a)	147,097
		EMC Mortgage Loan Trust:
11,402	AAA (h)	Series 2002-B, Class A1, 3.122% due 2/25/41 (a)(e)	8,958
53,928	AAA	Series 2003-A, Class A1, 3.022% due 8/25/40 (a)(e)	51,375
		Federal Home Loan Mortgage Corp. (FHLMC):
8,053	AAA	Series 1865, Class DA, 19.242% due 2/15/24 (a)(i)(j)	2,345
932,046	AAA	Series 2962, Class YC, 4.500% due 9/15/14 (c)	935,329
827,359	AAA	Series 3117, Class PN, 5.000% due 11/15/21 (c)	830,685
10,018,466	AAA	Series 3346, Class SC, 4.063% due 10/15/33 (a)	925,161
987,878	AAA	Structured Pass Through Securities, Series T-61, Class 1A1, 4.690% due 7/25/44 (a)(c)	899,960
		Federal National Mortgage Association (FNMA):
39,749	AAA	Series 1999-18, Class A, 5.500% due 10/18/27	40,414
77,612	AAA	Series 2000-34, Class F, 2.922% due 10/25/30 (a)(c)	76,994
177,719	AAA	Series 2002-34, Class FE, 3.148% due 5/18/32 (a)(c)	175,923
829,855	AAA	Series 2004-25, Class PA, 5.500% due 10/25/30	839,427
536,375	AAA	Series 2004-36, Class BS, 5.500% due 11/25/30	544,096
262,429	AAA	Series 2004-88, Class HA, 6.500% due 7/25/34	271,833
966,690	AAA	Series 2005-47, Class PA, 5.500% due 9/25/24 (c)	973,947
3,156,616	AAA	STRIPS, Series 2005-105, Class 19, 5.000% due 6/1/35	815,663

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.2% — (continued)

		Federal National Mortgage Association (FNMA), Grantor Trust:
$227,760	AAA	Series 2000-T06, Class A3, 5.839% due 1/25/28 (a)	$231,670
144,959	AAA	Series 2002-T06, Class A1, 3.310% due 2/25/32	139,873
940,000	AAA	Series 2002-T3, Class B, 5.763% due 12/25/11	982,077
		First Union National Bank Commercial Mortgage:
1,357,747	AAA	Series 1999-C4, Class A2, 7.390% due 12/15/31	1,388,022
1,689,780	AAA	Series 2001-C2, Class A2, 6.663% due 1/12/43	1,731,300
		GE Capital Commercial Mortgage Corp.:
1,925,000	AAA	Series 2002-20K, Class A5, 4.772% due 6/10/48 (a)	1,787,299
1,850,000	AAA	Series 2005-C4, Class A4, 5.512% due 11/10/45 (a)	1,764,215
1,800,000	AAA	Series 2007, Class A4, 5.543% due 12/10/49	1,621,539
		GMAC Commercial Mortgage Securities Inc.:
1,950,000	AAA	Series 1999-1, Class A4, 4.547% due 12/10/41	1,877,889
595,616	Aaa (f)	Series 1999-C3, Class A2, 7.179% due 8/15/36 (a)	604,709
975,000	AAA	Series 2000-C2, Class B, 7.594% due 8/16/33 (a)	1,012,329
1,718,286	AAA	Series 2001-C1, Class A2, 6.465% due 4/15/34	1,753,219
2,339,617	AAA	GMAC Mortgage Corp. Loan Trust, Series 2004-VF1, Class A1, 3.222% due 2/25/31 (a)(e)	1,867,506
		Government National Mortgage Association (GNMA):
145,890	AAA	Series 2000-35, Class F, 3.038% due 12/16/25 (a)(c)	145,187
123,051	AAA	Series 2002-21, Class FV, 2.888% due 3/16/32 (a)(c)	121,861
2,355,000	AAA	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444% due 3/10/39	2,113,762
		GS Mortgage Securities Corp. II:
910,000	Aaa (f)	Series 2001-C1, Class A4, 5.560% due 11/10/39	841,519
300,000	AAA	Series 2001-ROCK, Class A2, 6.624% due 5/3/18 (c)(e)	316,208
1,225,000	AAA	Series 2005-GG4, Class A4, 4.761% due 7/10/39	1,132,033
		GSR Mortgage Loan Trust:
3,514,911	AAA	Series , Class 6A1, 5.250% due 7/25/35 (a)	3,215,405
540,510	AAA	Series 2005-AR6, Class 2A1, 4.540% due 9/25/35 (a)(c)	491,232
667,871	AAA	Series 2006-OA1, Class 2A1, 2.662% due 8/25/46 (a)	413,081
		Harborview Mortgage Loan Trust:
64,882	AAA	Series 2005-8, Class 1A2A, 3.360% due 9/19/35 (a)	42,290
483,800	AAA	Series 2006-2, Class 1A, 5.455% due 2/25/36 (a)	365,610
429,132	AAA	Series 2006-9, Class 2A1A, 3.240% due 11/19/36 (a)	266,844
53,396,056	AAA	Series 2007-GG9, Class X2A, 0.570% due 10/19/35 (a)(i)(j)	533,961
531,937	AAA	Home Equity Asset Trust, Series 2007-2, Class 2A1, 2.582% due 7/25/37 (a)	498,319
7,746	AA+	Impac CMB Trust, Series 2003-1, Class 1A1, 3.272% due 3/25/33 (a)	6,131
481,200	AAA	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 6.254% due 11/25/37 (a)	442,913
		Indymac Index Mortgage Loan Trust:
210,527	AAA	Series 2004-AR15, Class 1A1, 6.455% due 2/25/35 (a)	173,507
219,991	AAA	Series 2005-AR15, Class A2, 5.099% due 9/25/35 (a)	149,083
2,032,378	AAA	Series 2007-AR5, Class 1A1, 6.332% due 5/25/37 (a)	1,284,597
1,700,000	AAA	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A3, 2.632% due 8/25/36 (a)	1,257,372
		JP Morgan Chase Commercial Mortgage Securities Corp.:
635,000	AAA	Series 2003-C1, Class A2, 4.985% due 1/12/37	614,617
80,000	Aaa (f)	Series 2005-CB12, Class A4, 4.895% due 9/12/37	74,314
100,000	Aaa (f)	Series 2005-CB13, Class A4, 5.458% due 1/12/43 (a)	94,910
1,200,000	Aaa (f)	Series 2005-LDP4, Class A4, 4.918% due 10/15/42 (a)	1,114,126
1,980,000	AAA	Series 2007-CB19, Class A4, 5.937% due 2/12/49 (a)	1,809,028
500,000	AAA	Series 2007-LD11, Class A2, 5.992% due 6/15/49 (a)	487,850
620,000	Aaa (f)	Series 2007-LDPX, Class A3, 5.420% due 1/15/49	552,560
		JP Morgan Mortgage Trust:
635,866	AAA	Series 2001-A1, Class 6T1, 5.023% due 2/25/35 (a)(c)	566,667
1,742,432	AAA	Series 2006-A2, Class 5A3, 3.906% due 11/25/33 (a)	1,669,140
150,809	Aaa (f)	Series 2006-S2, Class 2A2, 5.875% due 7/25/36	142,609
156,450	AA	Series 2007-S1, Class 1A2, 5.500% due 3/25/22	145,504

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.2% — (continued)

		LB− UBS Commercial Mortgage Trust:
$2,895,000	Aaa (f)	Series 2001-C2, Class B, 6.799% due 9/15/34	$2,985,224
1,150,000	AAA	Series 2004-C6, Class A2, 4.187% due 8/15/29	1,142,510
310,000	AAA	Series 2005-C3, Class A5, 4.739% due 7/15/30	286,181
400,000	AAA	Series 2005-C3, Class AAB, 4.664% due 7/15/30	383,247
805,000	AAA	Series 2006-C6, Class A4, 5.372% due 9/15/39	735,746
1,210,000	AAA	Series 2007-C7, Class A2, 5.588% due 9/15/45	1,163,895
		Lehman XS Trust:
522,095	AAA	Series 2005-5N, Class 1A1, 2.772% due 11/25/35 (a)	331,463
395,281	AAA	Series 2005-7N, Class 1A1B, 2.772% due 12/25/35 (a)	178,167
7,140,000	AAA	Series 2007-12N, Class 1A3A, 2.672% due 7/25/47 (a)	1,597,374
173,251	AAA	Long Beach Mortgage Loan Trust, Series 2005-WL3, Class 2A2A, 2.612% due 11/25/35 (a)	171,643
		Mastr Adjustable Rate Mortgages Trust:
1,900,000	AAA	Series 2004-13, Class 3A7, 3.788% due 11/21/34 (a)	1,676,559
173,390	AAA	Series 2004-4, Class 4A1, 5.198% due 5/25/34 (a)(c)	150,641
2,479,038	AAA	Series 2007-3, Class 12A1, 2.672% due 5/25/47 (a)	1,539,709
525,504	AAA	Medallion Trust, Series 2003-1G, Class A, 3.394% due 12/21/33 (a)	478,869
		Merrill Lynch Mortgage Investors Inc.:
537,180	AAA	Series 2005-3, Class 4A3, 5.030% due 5/1/34 (a)	485,976
579,681	AAA	Series 2005-A2, Class A2, 4.487% due 2/25/35 (a)	532,921
670,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.841% due 5/12/39 (a)	629,940
		Merrill Lynch/Countrywide Commercial Mortgage Trust:
190,000	AAA	Series 2001-C2, Class A4, 5.378% due 8/12/48	169,349
1,210,000	Aaa (f)	Series 2005-5N, Class A4, 5.485% due 3/12/51 (a)	1,083,350
767,650	AAA	Mid-State Trust, Series 2004-1, Class A, 6.005% due 8/15/37	758,233
		MLCC Mortgage Investors Inc.:
183,527	Aaa (f)	Series 2005-1, Class 2A1, 4.961% due 4/25/35 (a)	167,770
562,815	Aaa (f)	Series 2005-1, Class 2A2, 4.961% due 4/25/35 (a)	493,520
		Morgan Stanley Capital I:
1,700,000	Aaa (f)	Series 2003-IQ4, Class A2, 4.070% due 5/15/40	1,583,140
660,000	AAA	Series 2004-8AR, Class A4, 5.692% due 4/15/49 (a)	598,339
801,306	AAA	Series 2004-SD3, Class A, 2.932% due 6/25/34 (a)(e)	738,542
1,955,000	AAA	Series 2005-HQ6, Class A4A, 4.989% due 8/13/42	1,827,651
1,300,000	AAA	Series 2006-BC3, Class A4, 5.803% due 6/11/42 (a)	1,183,339
386,317	AAA	Series 2006-HE7, Class A2A, 2.522% due 9/25/36 (a)(c)	381,490
705,000	AAA	Series 2006-HQ8, Class A4, 5.559% due 3/12/44 (a)	654,396
550,000	AAA	Series 2007-IQ16, Class A4, 5.809% due 12/12/49	504,861
800,873	AAA	Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A2, 5.362% due 10/25/34 (a)	734,101
73,571	AAA	Nationslink Funding Corp., Series 1999-LTL1, Class A2, 6.867% due 1/22/26	74,084
1,400,000	AAA	Nationstar Home Equity Loan Trust, Series 2006-B, Class AV3, 2.642% due 9/25/36 (a)	1,117,745
1,482,000	AAA	Opteum Mortgage Acceptance, Series 2006-2, Class A, 2.742% due 7/25/36 (a)	561,074
		Option One Mortgage Loan Trust:
4,834	AAA	Series 2002-6, Class A2, 3.272% due 11/25/32 (a)	4,092
24,403	AAA	Series 2003-1, Class A2, 3.312% due 2/25/33 (a)	19,202
1,800,000	AAA	Popular ABS Mortgaged Pass-Through Trust, Series 2003-KS1, Class AF6, 4.759% due 7/25/35	1,595,729
		Prime Mortgage Trust:
1,037,886	AAA	Series 2006-DR1, Class 1A1, 5.500% due 5/25/35 (e)	934,016
492,840	AAA	Series 2006-DR1, Class 1A2, 6.000% due 5/25/35 (e)	450,641
2,533,367	AAA	Series 2006-DR1, Class 2A1, 5.500% due 5/25/36 (e)	2,100,914
100,000	AAA	Public Service New Hampshire Funding LLC, Series 2001-1, Class A3, 6.480% due 5/1/15	105,071
2,557,442	AAA	Residential Accredit Loans Inc., Series 2006-WMC1, Class A10, 6.000% due 6/25/37	2,456,063
		Residential Asset Mortgage Products Inc.:
10,269	AA	Series 2003-RS4, Class AIIB, 3.132% due 5/25/33 (a)	6,099
234,987	AAA	Series 2004-SL4, Class A5, 7.500% due 7/25/32	178,139
1,765,199	AAA	Series 2006-NC1, Class AI6A, 6.110% due 10/25/33	1,684,637
2,879,735	AAA	Residential Asset Securitization Trust, Series 2007-A7, Class A4, 6.000% due 7/25/37	2,750,936

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.2% — (continued)

$96,550	BBB−	Residential Funding Mortgage Securities II Inc., Series 2005-HS1, Class AI1, 2.592% due 9/25/35 (a)	$91,877
1,024,775	CC	SACO I Inc., Series 2006-7, Class A1, 2.602% due 7/25/36 (a)	196,818
		Small Business Administration:
200,766	NR	Series 1999-P10B, Class 1, 7.540% due 8/10/09 (c)	204,839
447,606	NR	Series 2000-P10A, Class 1, 8.017% due 2/10/10 (c)	461,574
789,057	NR	Series 2005-P10A, Class 1, 4.638% due 2/10/10	763,660
		Small Business Administration Participation Certificates:
728,329	NR	Series 1993-20K, Class 1, 6.150% due 11/1/13 (c)	739,075
234,064	NR	Series 1995-20J, Class 1, 6.850% due 10/1/15 (c)	239,646
511,328	NR	Series 1995-20K, Class 1, 6.650% due 11/1/15 (c)	522,551
298,645	NR	Series 1996-20G, Class 1, 7.700% due 7/1/16 (c)	309,319
1,598,799	NR	Series 1999-20L, Class 1, 7.190% due 12/1/19 (c)	1,661,291
1,099,655	NR	Series 2000-20A, Class 1, 7.590% due 1/1/20 (c)	1,151,210
1,476,387	NR	Series 2002-20K, Class 1, 5.080% due 11/1/22 (c)	1,445,872
		Structured Adjustable Rate Mortgage Loan Trust:
290,023	AAA	Series 2004-16, Class 1A2, 5.645% due 11/25/34 (a)	236,157
1,163,409	AAA	Series 2004-6, Class 4A1, 4.839% due 6/25/34 (a)	1,052,227
415,978	AAA	Series 2005-19XS, Class 1A1, 2.792% due 10/25/35 (a)	261,000
2,806,612	AAA	Series 2005-7N, Class 4A1, 5.503% due 7/25/35 (a)	2,355,229
		Structured Asset Mortgage Investments Inc.:
541,372	AAA	Series 2005-AR5 , Class A3, 3.280% due 7/19/35 (a)(c)	443,861
2,922,295	AAA	Series 2007-AR6, Class A1, 4.579% due 8/25/47 (a)	1,727,096
		Structured Asset Securities Corp.:
9,602	AAA	Series 2002-14A, Class 2A1, 5.355% due 7/25/32 (a)(c)	8,777
315,020	AAA	Series 2003-AL1, Class A, 3.357% due 4/25/31 (e)	250,792
482,897	AAA	Series 2006-BC3, Class A2, 2.522% due 10/25/36 (a)(c)	464,003
2,635,824	AAA	Series 2007-BC4, Class A3, 2.722% due 11/25/37 (a)	2,299,228
2,218,800	AA	Terwin Mortgage Trust, 4.500% due 5/25/37 (a)(e)(j)	479,554
		Thornburg Mortgage Securities Trust:
1,937,460	AAA	Series 2006-1, Class A3, 2.642% due 1/25/46 (a)	1,921,776
1,382,529	Aaa (f)	Series 2006-3, Class A2, 2.577% due 5/25/46 (a)	1,327,110
1,528,532	Aaa (f)	Series 2006-3, Class A3, 2.582% due 6/25/46 (a)	1,511,888
480,000	AAA	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, 6.093% due 8/15/39 (a)	463,315
		Wachovia Bank Commercial Mortgage Trust:
700,000	AAA	Series 2005-C22, Class A4, 5.440% due 12/15/44 (a)	664,094
305,000	AAA	Series 2006-C23, Class AM, 5.466% due 1/15/45 (a)	265,146
		WaMu Mortgage Pass Through Certificates:
1,959,161	AAA	Series 2002-3, Class 2A, 3.779% due 1/25/47 (a)	1,071,013
872,545	AAA	Series 2003-A3, Class 4A1, 5.503% due 9/25/36 (a)	801,717
1,237,418	AAA	Series 2003-R1, Class A1, 3.012% due 12/25/27 (a)(c)	1,109,265
87,832	AAA	Series 2004-AR11, Class A, 4.553% due 10/25/34 (a)	82,270
256,646	AAA	Series 2004-AR12, Class A2A, 2.890% due 10/25/44 (a)	212,443
1,000,000	AAA	Series 2005-AR 4, Class A5, 4.669% due 4/25/35 (a)	904,555
663,638	AAA	Series 2005-AR11, Class A1A, 2.792% due 8/25/45 (a)	433,653
1,532,048	AAA	Series 2005-AR13, Class A1A1, 2.762% due 10/25/45 (a)(c)	972,163
651,449	AAA	Series 2005-AR15, Class A1A2, 2.752% due 11/25/45 (a)	415,979
643,255	AAA	Series 2005-AR19, Class A1A2, 2.762% due 12/25/45 (a)	494,312
1,683,694	AAA	Series 2006-AR13, Class 2A, 4.329% due 10/25/46 (a)(c)(g)	1,146,217
31,048,266	AAA	Series 2007-0A1, Class XPPP, 0.864% due 2/25/47 (i)(j)	378,401
1,619,889	AAA	Series 2007-OA5, Class 1A, 3.829% due 6/25/47 (a)	981,743
		Wells Fargo Mortgage Backed Securities Trust:
1,238,171	AAA	Series 2004-H, Class A1, 4.529% due 6/25/34 (a)	1,143,065
400,000	AAA	Series 7, Class 2A4, 5.772% due 4/25/36 (a)	333,149

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $193,726,864)	173,207,779

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 22.7%

Aerospace & Defense — 0.0%

$25,000	BB−	DRS Technologies Inc., Company Guaranteed Notes, 6.625% due 2/1/16	$25,875
300,000	BBB+	Goodrich (BF) Co., Notes, 6.290% due 7/1/16 (c)	304,795

		Total Aerospace & Defense	330,670

Airlines — 0.5%

		Continental Airlines Inc., Pass Thru Certificates:
850,000	A−	7.056% due 9/15/09	835,125
440,316	BBB+	7.256% due 3/15/20	392,982
710,097	BB−	7.461% due 4/1/15	612,459
		Delta Air Lines Inc., Pass Thru Certificates:
840,274	BBB	6.619% due 3/18/11	798,260
500,000	BBB−	7.111% due 9/18/11	460,000
234,819	BBB	7.379% due 5/18/10	225,427
		Northwest Airlines Inc., Pass Thru Certificates:
1,000,000	BBB−	6.841% due 4/1/11	925,000
461,662	BBB−	7.041% due 4/1/22	392,413

		Total Airlines	4,641,666

Auto Components — 0.0%

		Visteon Corp., Senior Unsecured Notes:
10,000	B−	8.250% due 8/1/10 (d)	8,500
24,000	B−	12.250% due 12/31/16 (e)	18,240

		Total Auto Components	26,740

Automobiles — 0.3%

		Daimler Finance North America LLC:
		Company Guaranteed Notes:
900,000	A−	5.750% due 9/8/11 (c)	904,003
300,000	A−	5.875% due 3/15/11	302,291
285,000	A−	Notes, 4.875% due 6/15/10	285,893
610,000	CCC	Ford Motor Co., Senior Unsecured Notes, 7.450% due 7/16/31	317,200
		General Motors Corp.:
1,325,000	B−	Debentures Notes, 8.250% due 7/15/23	652,562
20,000	B−	Senior Unsubordinated Notes, 8.375% due 7/15/33 (d)	10,000

		Total Automobiles	2,471,949

Capital Markets — 2.5%

450,000	A+	Bank of New York Mellon Corp., Senior Subordinated Notes, 6.375% due 4/1/12	468,225
450,000	A	Goldman Sachs Capital II, Company Guaranteed Notes, 5.793% due 12/31/49 (a)	279,112
		Goldman Sachs Group Inc.:
		Notes:
190,000	AA−	4.500% due 6/15/10	190,753
115,000	AA−	4.750% due 7/15/13	110,614
1,000,000	AA−	5.750% due 10/1/16 (c)(e)	951,069
1,725,000	A+	Subordinated Notes, 6.750% due 10/1/37 (c)	1,522,200
650,000	A−	Lehman Brothers Holdings Capital Trust V, Notes, 5.857% due 12/29/99 (a) (p)	339,870
230,000	A−	Lehman Brothers Holdings E-Capital Trust I, 3.589% due 8/19/65 (a) (p)	143,274
		Lehman Brothers Holdings Inc.:
		Notes:
416,000	A−	8.920% due 2/16/17 (p)	322,358
640,000	A−	11.000% due 11/7/16 (p)	540,544
		Senior Notes:
1,400,000	A−	2.520% due 11/24/08 (p)	1,387,429
300,000	B3 (f)	4.476% due 9/15/22 (p)	278,759
120,000	A−	5.250% due 2/6/12 (p)	112,555

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Capital Markets — 2.5% — (continued)

$1,345,000	B3 (f)	Senior Unsecured Notes, 5.625% due 1/24/13 (p)	$1,257,145
900,000	Caa2 (f)	Subordinated Notes, 6.750% due 12/28/17 (p)	808,512
		Merrill Lynch & Co. Inc.:
		Notes:
5,200,000	A	6.875% due 4/25/18 (c)(e)	4,797,416
1,000,000	A	8.680% due 5/2/17 (a)	890,650
		Senior Unsecured Notes:
1,050,000	AA−	2.619% due 5/18/17 (a)	938,437
1,584,000	AA−	9.570% due 6/6/17 (a)	1,486,030
		Morgan Stanley:
		Notes:
565,000	A+	5.550% due 4/27/17	492,973
1,170,000	A+	6.250% due 8/28/17	1,066,697
25,000	A+	6.750% due 4/15/11	25,477
		Senior Unsecured Notes:
900,000	A+	5.625% due 1/9/12	884,632
2,000,000	A+	5.750% due 10/18/16 (c)(e)	1,796,956
2,600,000	A+	6.625% due 4/1/18 (c)(e)	2,419,877

		Total Capital Markets	23,511,564

Chemicals — 0.0%

30,000	CCC	Georgia Gulf Corp., Company Guaranteed Notes, 9.500% due 10/15/14	22,200
190,000	A−	PPG Industries Inc., Senior Unsecured Notes, 6.650% due 3/15/18	194,228
29,000	BB+	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	24,795

		Total Chemicals	241,223

Commercial Banks — 2.3%

1,000,000	AA	ANZ National International Ltd./New Zealand, Bank Guaranteed Notes, 6.200% due 7/19/13 (e)	1,004,201
855,000	A+	Bank One Corp., 5.900% due 11/15/11	877,229
760,000	A	BankAmerica Capital III, 3.361% due 1/15/27 (a)	550,556
800,000	BBB−	Banponce Trust 1, Company Guaranteed Notes, 8.327% due 2/1/27	769,636
1,048,000	AA	BNP Paribas, Notes, 9.230% due 6/8/17 (a)	1,028,402
1,000,000	AA−	Deutsche Bank AG London, Notes, 4.875% due 5/20/13	981,929
3,100,000	AA−	Deutsche Bank AG/London, Senior Unsecured Notes, 6.000% due 9/1/17 (c)	3,126,651
		Glitnir Banki HF:
270,000	BBB+	Notes, 6.330% due 7/28/11 (e)	218,991
460,000	BBB	Subordinated Notes, 6.693% due 6/15/16 (a)(e)	277,107
		HBOS PLC:
		Subordinated Notes:
1,750,000	A−	5.920% due 12/31/49 (a)(e)	1,134,252
700,000	A	6.750% due 5/21/18 (e)	633,286
		ICICI Bank Ltd.:
		Unsecured Notes:
400,000	BB	6.375% due 4/30/22 (a)(e)	336,260
150,000	BB	6.375% due 4/30/22 (a)	127,751
690,000	A2 (f)	Landsbanki Islands HF, Notes, 6.100% due 8/25/11 (e)	600,047
		National Australia Bank Ltd.:
1,500,000	AA	Bonds, 3.253% due 2/8/10 (a)(c)(e)	1,500,387
1,500,000	AA	Senior Notes, 5.350% due 6/12/13 (e)	1,469,199
750,000	A	Nationsbank Cap Trust III, Bank Guaranteed Notes, 3.341% due 1/15/27 (a)	582,437
20,000	AA	Rabobank Capital Funding II, 5.260% due 12/31/49 (a)(e)	18,436
40,000	AA	Rabobank Capital Funding Trust, Company Guaranteed Notes, 5.254% due 12/31/49 (a)(e)	34,517
660,000	AA3	Royal Bank of Scotland Group PLC, 9.118% due 12/31/49	662,111
390,000	AA−	Santander Issuances S.A Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(e)	373,116
400,000	BBB	Shinsei Finance Cayman Ltd., 6.418% due 12/31/49 (a)(e)	239,708
10,000	A	Sumitomo Mitsui Banking Corp./New York, 8.000% due 6/15/12	10,976
190,000	A−	Sun Trust Capital VIII, 6.100% due 12/15/36 (a)	129,842

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Commercial Banks — 2.3% — (continued)

$4,100,000	AA−	UBS AG Stamford Branch, Notes, 5.750% due 4/25/18 (c)	$3,932,253
		Wachovia Corp.:
790,000	A+	Notes, 5.750% due 2/1/18	671,208
280,000	A	Subordinated Notes, 5.250% due 8/1/14	238,651
10,000	AA	Wells Fargo & Co., Subordinated Notes, 5.000% due 11/15/14	9,748

		Total Commercial Banks	21,538,887

Commercial Services & Supplies — 0.0%

27,000	B	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13	26,797
		Waste Management Inc., Company Guaranteed Notes:
185,000	BBB	6.375% due 11/15/12	185,854
40,000	BBB	7.375% due 5/15/29	38,084
100,000	BBB	7.750% due 5/15/32	98,967

		Total Commercial Services & Supplies	349,702

Communication Equipment — 0.1%

1,500,000	BBB	Motorola Inc., Senior Unsecured Notes, 6.000% due 11/15/17 (c)	1,303,615

Computers & Peripherals — 0.0%

60,000	B	Sungard Data Systems Inc., Company Guaranteed Notes, 9.125% due 8/15/13	61,200

Consumer Finance — 1.3%

200,000	BBB	Aiful Corp., Notes, 5.000% due 8/10/10 (e)	169,537
260,000	A−	American Express Co., 6.800% due 9/1/66 (a)	226,033
		Ford Motor Credit Co. LLC:
		Notes:
1,400,000	B−	7.000% due 10/1/13 (c)	1,015,309
300,000	B−	7.375% due 10/28/09	278,900
100,000	B−	7.375% due 2/1/11	80,530
30,000	B−	7.875% due 6/15/10	25,871
2,390,000	B−	Senior Notes, 5.800% due 1/12/09	2,345,331
		Senior Unsecured Notes:
85,000	B−	7.250% due 10/25/11	65,156
1,100,000	B−	7.800% due 6/1/12	830,977
674,000	B−	8.069% due 6/15/11 (a)	527,822
		GMAC LLC:
100,000	B−	Bonds, 8.000% due 11/1/31 (c)	54,026
		Notes:
2,150,000	B−	5.011% due 12/1/14 (a)	1,130,414
220,000	B−	7.750% due 1/19/10	175,610
		Senior Unsecured Notes:
960,000	B−	6.625% due 5/15/12	561,035
1,900,000	B−	6.750% due 12/1/14 (c)	1,032,751
1,840,000	B−	Senior Unsubordinated Notes, 5.850% due 1/14/09	1,762,030
		SLM Corp.:
		Notes:
70,000	BBB−	5.050% due 11/14/14	58,043
625,000	BBB−	5.375% due 5/15/14	518,307
80,000	BBB−	5.625% due 8/1/33	59,521
385,000	Baa2 (f)	Senior Notes, 3.100% due 1/27/14 (a)	305,658
490,000	BBB−	Senior Unsecured Notes, 2.940% due 7/27/09 (a)	464,478
470,000	BBB−	Unsecured Notes, 5.000% due 10/1/13	384,902

		Total Consumer Finance	12,072,241

Containers & Packaging — 0.0%

10,000	CCC+	Graham Packaging Co. Inc., Company Guaranteed Notes, 9.875% due 10/15/14	8,825

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Diversified Consumer Services — 0.0%

		Hertz Corp., Company Guaranteed Notes:
$35,000	BB−	8.875% due 1/1/14	$32,944
40,000	B	10.500% due 1/1/16 (d)	35,500
		Service Corp. International, Senior Unsecured Notes:
40,000	BB−	6.750% due 4/1/16	37,000
95,000	BB−	7.500% due 4/1/27	78,137

		Total Diversified Consumer Services	183,581

Diversified Financial Services — 6.0%

200,000	B	AGFC Capital Trust 1, Company Guaranteed Notes, 6.000% due 1/15/67 (a)(e)	135,041
50,000	BBB−	Anadarko Finance Co., Company Guaranteed Notes, 7.500% due 5/1/31	52,143
50,000	A+	ASIF Global Financing XIX, Secured Notes, 4.900% due 1/17/13 (e)	47,228
		Bank of America Corp.:
1,600,000	A	Notes, 8.000% due 12/31/49 (a)	1,428,144
		Senior Notes:
375,000	AA−	5.625% due 10/14/16	350,332
155,000	AA−	6.000% due 9/1/17	147,798
		Senior Unsecured Notes:
6,300,000	AA−	5.650% due 5/1/18 (c)(e)	5,835,851
5,505,000	AA−	5.750% due 12/1/17 (c)(e)	5,144,378
580,000	A+	Subordinated Notes, 7.800% due 2/15/10	604,649
7,400,000	AA−	Barclays Bank PLC, Subordinated Notes, 6.050% due 12/4/17 (c)(e)	6,982,270
300,000	A	Barnett Capital III, 3.426% due 2/1/27 (a)	217,147
280,000	A+	Bear Stearns Cos., Inc., Subordinated Notes, 5.550% due 1/22/17	261,705
150,000	AA	Belvoir Land LLC, Notes, 5.270% due 12/15/47 (e)	120,336
1,188,877	BBB−	Cedar Brakes II LLC, Secured Notes, 9.875% due 9/1/13 (e)	1,296,919
		Countrywide Financial Corp., Company Guaranteed Notes:
400,000	AA	3.333% due 12/19/08 (a)	396,364
1,375,000	AA	3.418% due 3/24/09 (a)	1,334,855
500,000	AA	4.500% due 6/15/10	471,271
300,000	AA	5.800% due 6/7/12	271,767
950,000	AA	Countrywide Home Loans Inc., 4.000% due 3/22/11	851,549
5,165,000	AA−	Credit Suisse Group New York, Senior Unsecured Notes, 5.000% due 5/15/13 (c)	5,036,030
1,000,000	A	Credit Suisse Guernsey Ltd., 3.494% due 12/31/49 (a)	745,860
1,200,000	A+	Credit Suisse/New York, Subordinated Notes, 6.000% due 2/15/18	1,153,380
680,000	BB	El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (e)	690,879
		General Electric Capital Corp.:
		Notes:
2,080,000	AAA	5.000% due 11/15/11	2,125,978
55,000	AAA	5.000% due 4/10/12	55,529
20,000	AAA	5.450% due 1/15/13	20,304
145,000	AAA	5.875% due 2/15/12	149,792
710,000	AAA	6.150% due 8/7/37	675,521
3,050,000	AA+	6.375% due 11/15/67 (a)	2,798,152
		Senior Unsecured Notes:
1,500,000	AAA	5.250% due 12/6/17	1,452,270
500,000	AAA	5.875% due 1/14/38 (c)(e)	451,699
1,100,000	AA+	Subordinated Notes, 6.500% due 9/15/67 (e)	1,894,806
1,600,000	AA−	HSBC Bank USA NA/New York, NY, Subordinated Notes, 6.000% due 8/9/17 (c)	1,613,722
585,000	AA−	HSBC Finance Corp., Notes, 4.125% due 11/16/09	583,463
270,000	B	ILFC E-Capital Trust II, 6.250% due 12/21/65 (a)(e)	202,513
240,000	AA	Irwin Land LLC, 5.300% due 12/15/35 (e)	205,186
1,760,000	A	JP Morgan Chase Capital XIII, 3.751% due 9/30/34 (a)	1,316,323
		JPMorgan Chase & Co.:
400,000	A	Notes, 7.900% due 12/30/49 (a)	364,448
1,450,000	AA−	Senior Notes, 6.000% due 1/15/18	1,406,626
1,500,000	AA−	Senior Unsecured Notes, 6.400% due 5/15/38	1,397,617

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Diversified Financial Services — 6.0% — (continued)

		Subordinated Notes:
$295,000	A+	5.125% due 9/15/14	$280,577
330,000	A+	5.150% due 10/1/15	312,015
350,000	A+	6.125% due 6/27/17	341,601
1,620,000	A+	6.750% due 2/1/11	1,684,839
		JPMorgan Chase Bank NA:
429,000	AA	Junior Subordinated Notes, 8.750% due 11/28/21 (a)	421,106
775,000	AA−	Subordinated Notes, 6.000% due 7/5/17	759,380
100,000	A1 (f)	Kaupthing Bank Hf, Senior Notes, 5.750% due 10/4/11 (e)	81,414
190,000	BBB+	MUFG Capital Finance, 1 Ltd. Subordinated Notes, 6.346% due 12/31/49 (a)	164,301
70,000	BBB	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Notes, 7.191% due 12/31/49 (a)(e)	59,920
410,000	BB	TNK-BP Finance SA, Company Guaranteed Notes, 7.500% due 7/18/16 (e)	367,975
		Wachovia Bank NA:
		Subordinated Notes:
1,375,000	A+	6.000% due 11/15/17	1,195,941
1,000,000	A+	6.600% due 1/15/38	785,619
230,000	A−	Wachovia Capital Trust III, 5.800% due 3/15/42 (a)	124,262
150,000	AA−	Wells Fargo Capital X, Company Guaranteed Notes, 5.950% due 12/15/36	130,812

		Total Diversified Financial Services	56,999,607

Diversified Telecommunication Services — 1.2%

		AT&T Inc.:
		Notes:
170,000	A	5.100% due 9/15/14	168,356
200,000	A	6.500% due 9/1/37	193,106
4,000,000	A	Senior Unsecured Notes, 6.300% due 1/15/38 (c)	3,784,020
235,000	BBB+	British Telecommunications PLC, Senior Unsecured Notes, 8.625% due 12/15/10	252,398
220,000	BBB+	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	211,671
		Embarq Corp., Senior Unsecured Notes:
740,000	BBB−	6.738% due 6/1/13	709,307
3,000,000	BBB−	7.082% due 6/1/16 (c)	2,787,492
		Frontier Communications Corp.:
20,000	BB	Notes, 9.250% due 5/15/11	20,800
55,000	BB	Senior Unsecured Notes, 7.875% due 1/15/27	47,575
50,000	A	GTE Corp., Company Guaranteed Notes, 6.940% due 4/15/28	48,168
95,000	CCC+	Level 3 Financing Inc., Company Guaranteed Notes, 9.250% due 11/1/14	87,162
55,000	A	New Cingular Wireless Services Inc., Senior Unsubordinated Notes, 8.125% due 5/1/12	60,489
		Qwest Communications International Inc.:
		Company Guaranteed Notes:
156,000	B+	6.304% due 2/15/09 (a)	156,390
20,000	B+	7.250% due 2/15/11	19,300
240,000	BBB+	Royal KPN NV, Senior Unsubordinated Notes, 8.375% due 10/1/30	275,519
		Telecom Italia Capital SA, Company Guaranteed Notes:
160,000	BBB	4.950% due 9/30/14	145,176
760,000	BBB	5.250% due 10/1/15	685,983
		Verizon Communications Inc.:
280,000	A	Bonds, 6.900% due 4/15/38	278,118
165,000	A	Maryland Inc., Senior Unsecured Notes, 5.125% due 6/15/33	128,132
340,000	A	New York Inc., Senior Unsecured Notes, 6.875% due 4/1/12	352,770
700,000	A	Senior Unsecured Notes, 5.550% due 2/15/16 (c)	687,896
		Verizon Global Funding Corp.:
5,000	A	Debenture Notes, Senior Unsecured Notes, 6.875% due 6/15/12	5,323
165,000	A	Senior Unsecured Notes, 7.375% due 9/1/12	178,854
165,000	BB	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/1/16	164,175

		Total Diversified Telecommunication Services	11,448,180

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Electric Utilities — 1.5%

$1,500,000	A−	Consolidated Edison Co. of New York Inc., Senior Unsecured Notes, 5.850% due 4/1/18	$1,517,562
900,000	BBB+ (h)	DPL Inc., Senior Notes, 8.000% due 3/31/09 (c)	919,542
1,500,000	A	Duke Energy Carolinas LLC, 1st Mortgage Notes, 5.100% due 4/15/18	1,473,225
		Edison Mission Energy:
		Senior Unsecured Notes:
220,000	BB−	7.200% due 5/15/19	212,300
50,000	BB−	7.625% due 5/15/27	45,375
90,000	B−	Energy Future Holdings Corp., Company Guaranteed Notes, 11.250% due 11/1/17 (e)(l)	89,325
115,000	BBB	Exelon Corp., Senior Unsecured Notes, 5.625% due 6/15/35	99,148
540,000	BBB−	FirstEnergy Corp., 7.375% due 11/15/31	580,995
145,000	A	Florida Power & Light Co., 1st Mortgage Notes, 4.950% due 6/1/35	125,126
195,000	A−	Florida Power Corp., 5.900% due 3/1/33	185,491
5,000	A+	Hydro-Quebec, Global Debentures, Series JL, 6.300% due 5/11/11	5,344
1,700,000	BBB	Illinois Power Co., Senior Secured Notes, 6.250% due 4/1/18 (c)	1,636,139
575,000	BBB	Kansas City Power & Light Co., Senior Unsecured Notes, 6.375% due 3/1/18	574,429
		Midamerican Energy Holdings Co., Senior Unsecured Notes:
250,000	BBB+	5.950% due 5/15/37	232,406
225,000	BBB+	6.500% due 9/15/37	225,198
322,030	BB+	Midwest Generation LLC, Pass Thru Certificates, 8.300% due 7/2/09 (c)	326,055
110,000	BBB+	Niagara Mohawk Power Corp., Senior Notes, 7.750% due 10/1/08	129,078
		Pacific Gas & Electric Co., Senior Unsecured Notes:
350,000	BBB+	5.625% due 11/30/17	349,617
210,000	BBB+	6.050% due 3/1/34	202,272
800,000	BBB	PSEG Power LLC, Company Guaranteed Notes, 7.750% due 4/15/11 (c)	845,251
800,000	BB+	Public Service Co. of New Mexico, Senior Unsecured Notes, 7.950% due 5/15/18	792,474
95,000	A−	Public Service Electric & Gas Co., 1st Mortgage Notes, 5.250% due 7/1/35	85,050
300,000	A−	Scottish Power PLC, 4.910% due 3/15/10	300,972
175,000	AA−	SP PowerAssets Ltd., Notes, 3.800% due 10/22/08 (e)	174,999
2,000,000	BB+	SWEPCO Capital I, Company Guaranteed Notes, 5.250% due 10/1/43 (a)	2,004,536
		TXU Corp.:
635,000	CCC	Notes, 6.550% due 11/15/34	448,284
		Senior Unsecured Notes:
120,000	CCC	5.550% due 11/15/14	94,177
160,000	CCC	6.500% due 11/15/24	115,122

		Total Electric Utilities	13,789,492

Electronic Equipment & Instruments — 0.0%

		NXP BV/NXP Funding LLC:
75,000	CCC+	Company Guaranteed Notes, 9.500% due 10/15/15	51,000
15,000	B	Secured Notes, 7.875% due 10/15/14	12,375

		Total Electronic Equipment & Instruments	63,375

Energy Equipment & Services — 0.1%

		Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes:
35,000	BB	7.500% due 5/15/15	35,000
110,000	BB	7.750% due 5/15/17	110,000
120,000	BB−	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	118,500
160,000	B	Dynegy Holdings Inc., Senior Unsecured Notes, 7.750% due 6/1/19	148,400
350,000	A	Halliburton Co., Senior Unsecured Notes, 5.500% due 10/15/10	363,132
60,000	BB+	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14	61,200

		Total Energy Equipment & Services	836,232

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Food Products — 0.1%

		Kraft Foods Inc., Senior Unsecured Notes:
$675,000	BBB+	6.125% due 2/1/18	$664,083
600,000	BBB+	6.500% due 8/11/17	607,867

		Total Food Products	1,271,950

Gas Utilities — 0.0%

200,000	BBB	CenterPoint Energy Resources Corp., Notes, 6.150% due 5/1/16	195,937

Health Care Providers & Services — 0.4%

50,000	BBB	AmerisourceBergen Corp., Company Guaranteed Notes, 5.875% due 9/15/15	49,012
140,000	B+	DaVita Inc., Company Guaranteed Notes, 6.625% due 3/15/13	137,200
		HCA Inc.:
120,000	B−	Debentures Notes, 7.190% due 11/15/15	99,857
		Secured Notes:
1,260,000	BB−	9.250% due 11/15/16 (c)	1,299,375
63,000	BB−	9.625% due 11/15/16 (l)	63,709
		Senior Unsecured Notes:
200,000	B−	6.250% due 2/15/13	174,000
29,000	B−	6.500% due 2/15/16	24,288
30,000	B−	7.875% due 2/1/11	29,775
		Tenet Healthcare Corp.:
		Senior Notes:
76,000	B	6.375% due 12/1/11	73,720
311,000	B	9.875% due 7/1/14	314,888
770,000	A−	UnitedHealth Group Inc., Senior Unsecured Notes, 5.250% due 3/15/11	767,890
		WellPoint Inc., Senior Unsecured Notes:
740,000	A−	5.000% due 1/15/11	737,140
30,000	A−	5.875% due 6/15/17	28,980
150,000	A−	5.950% due 12/15/34	129,648

		Total Health Care Providers & Services	3,929,482

Hotels, Restaurants & Leisure — 0.1%

		Boyd Gaming Corp., Senior Subordinated Notes:
25,000	BB	6.750% due 4/15/14	19,438
80,000	BB	7.125% due 2/1/16	61,000
30,000	B	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10	21,525
20,000	BB	Mandalay Resort Group, Notes, 7.000% due 11/15/36	20,100
		MGM Mirage:
		Company Guaranteed Notes:
20,000	BB	6.625% due 7/15/15	16,050
130,000	BB	7.625% due 1/15/17	107,738
35,000	BB	8.500% due 9/15/10	34,038
30,000	BB	Senior Notes, 6.750% due 9/1/12	25,950
		Mohegan Tribal Gaming Authority:
2,000	B	Company Guaranteed Notes, 6.375% due 7/15/09	1,945
10,000	B	Senior Subordinated Notes, 8.000% due 4/1/12 (d)	8,550
20,000	B+	River Rock Entertainment Authority, Secured Notes, 9.750% due 11/1/11	18,700
		Station Casinos Inc.:
5,000	CCC	Senior Subordinated Notes, 6.875% due 3/1/16	2,200
		Senior Unsecured Notes:
28,000	B−	6.000% due 4/1/12	19,670
95,000	B−	7.750% due 8/15/16 (d)	64,600

		Total Hotels, Restaurants & Leisure	421,504

Household Durables — 0.0%

20,000	B	American Achievement Corp., Company Guaranteed Notes, 8.250% due 4/1/12 (e)	19,700

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 0.1%

		AES Corp.:
$53,000	BB+	Secured Notes, 8.750% due 5/15/13 (e)	$55,120
		Senior Unsecured Notes:
130,000	BB−	7.750% due 10/15/15	129,350
690,000	BB−	8.000% due 10/15/17	683,100
		NRG Energy Inc., Company Guaranteed Notes:
115,000	B	7.250% due 2/1/14	113,706
40,000	B	7.375% due 2/1/16	39,600
15,000	B	7.375% due 1/15/17	14,700

		Total Independent Power Producers & Energy Traders	1,035,576

Industrial Conglomerates — 0.1%

		Tyco International Group SA, Company Guaranteed Notes:
420,000	BBB+	6.000% due 11/15/13	417,979
30,000	BBB+	6.125% due 11/1/08	30,052
10,000	BBB+	6.125% due 1/15/09	10,018
300,000	BBB+	6.375% due 10/15/11	301,046
236,000	BBB+	Tyco International Ltd./Tyco International Finance SA, Company Guaranteed Notes, 6.875% due 1/15/21 (e)	228,098

		Total Industrial Conglomerates	987,193

Insurance — 1.8%

		American International Group Inc.,:
2,300,000	AA−	Notes, 8.250% due 8/15/18 (c)(e)	2,271,172
2,100,000	A−	Senior Unsecured Notes, 5.850% due 1/16/18 (c)	1,771,226
245,000	AAA	Berkshire Hathaway Finance Corp., Company Guaranteed Notes, 4.750% due 5/15/12	249,416
600,000	BBB+	MetLife Capital Trust X, 9.250% due 4/8/38 (a)(e)	591,372
		MetLife Inc.:
1,540,000	BBB+	Junior Subordinated Notes, 6.400% due 12/15/36	1,230,506
1,397,000	A	Senior Unsecured Notes, 6.817% due 8/15/18	1,403,126
1,300,000	AA	Metropolitan Life Global Funding I, Senior Secured, 5.125% due 4/10/13 (e)	1,289,493
2,900,000	AA	Metropolitan Life Global Funding I, Senior Secured Notes, 2.847% due 5/17/10 (a)(c)(e)	2,865,099
5,200,000	AAA	New York Life Global Funding, Notes, 4.650% due 5/9/13 (c)(e)	5,204,586
720,000	BBB	Travelers Cos. Inc., 6.250% due 3/15/37 (a)	614,149

		Total Insurance	17,490,145

IT Services — 0.0%

90,000	A	Electronic Data Systems Corp., 7.125% due 10/15/09	93,005

Media — 1.0%

		Clear Channel Communications Inc.:
		Senior Notes:
100,000	CCC+	4.900% due 5/15/15	46,750
310,000	CCC+	5.500% due 9/15/14	152,675
10,000	CCC+	Senior Unsecured Notes, 6.250% due 3/15/11	7,975
30,000	BBB+	Comcast Cable Communications Holdings Inc., Company Guaranteed Notes, 8.375% due 3/15/13	33,168
		Comcast Cable Communications LLC:
		Company Guaranteed Notes:
1,300,000	BBB+	6.750% due 1/30/11	1,349,482
170,000	BBB+	8.875% due 5/1/17	193,024
		Comcast Corp.:
		Company Guaranteed Notes:
30,000	BBB+	5.875% due 2/15/18	28,938
250,000	BBB+	6.450% due 3/15/37	231,289
280,000	BBB+	6.500% due 1/15/15	284,643
30,000	BBB+	6.500% due 1/15/17	30,307

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Media — 1.0% — (continued)

$360,000	BBB+	6.500% due 11/15/35	$339,735
80,000	BBB+	7.050% due 3/15/33	81,094
65,000	BB	CSC Holdings Inc., Senior Notes, 7.625% due 4/1/11	65,650
70,000	BB	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13	72,800
		Echostar DBS Corp., Company Guaranteed Notes:
50,000	BB−	6.625% due 10/1/14	46,125
20,000	BB−	7.000% due 10/1/13	19,100
25,000	BB−	7.125% due 2/1/16	23,125
145,000	B−	Idearc Inc., Company Guaranteed Notes, 8.000% due 11/15/16	66,338
		Lamar Media Corp., Company Guaranteed Notes:
50,000	BB−	6.625% due 8/15/15	44,563
9,000	BB−	7.250% due 1/1/13	8,595
		Liberty Media LLC:
10,000	BB+	Senior Notes, 5.700% due 5/15/13	8,869
640,000	BB+	Senior Unsecured Notes, 7.875% due 7/15/09	650,849
125,000	BBB+	News America Holdings Inc., Company Guaranteed Notes, 8.500% due 2/23/25	141,823
		News America Inc.:
		Company Guaranteed Notes:
35,000	BBB+	6.200% due 12/15/34	31,904
315,000	BBB+	7.625% due 11/30/28	335,335
55,000	B−	RH Donnelley Corp., Senior Unsecured Notes, 8.875% due 10/15/17	28,600
70,000	BBB−	Rogers Cable Inc., Secured Notes, 6.750% due 3/15/15	71,893
5,000	B+	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	4,763
450,000	BBB+	Time Warner Cable Inc., Company Guaranteed Notes, 5.850% due 5/1/17	430,273
125,000	BBB+	Time Warner Cos. Inc., Debentures Notes, 7.570% due 2/1/24	126,887
50,000	BBB+	Time Warner Entertainment Co. LLP, Senior Notes, 8.375% due 7/15/33	53,746
		Time Warner Inc.:
		Company Guaranteed Notes:
4,000,000	BBB+	3.034% due 11/13/09 (c)	3,921,180
255,000	BBB+	6.875% due 5/1/12	262,230
305,000	BBB+	7.700% due 5/1/32	308,513
280,000	BBB+	Turner Broadcasting System Inc., Senior Notes, 8.375% due 7/1/13	302,883

		Total Media	9,805,124

Metals & Mining — 0.1%

100,000	A	Corp. Nacional del Cobre de Chile — (CODELCO), Senior Notes, 4.750% due 10/15/14 (e)	98,130
190,000	BBB−	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/1/17	201,710
		Steel Dynamics Inc.:
		Company Guaranteed Notes:
90,000	BB+	6.750% due 4/1/15	84,375
45,000	BB+	7.375% due 11/1/12	44,775
250,000	BBB	Teck Cominco Ltd., Notes, 6.125% due 10/1/35	202,750
		Vale Overseas Ltd., Company Guaranteed Notes:
550,000	BBB+	6.875% due 11/21/36	540,366
40,000	BBB+	8.250% due 1/17/34	45,374

		Total Metals & Mining	1,217,480

Multiline Retail — 0.0%

20,000	BBB−	JC Penney Corp. Inc., Debentures Notes, 7.400% due 4/1/37	17,659

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Multi-Utilities — 0.1%

		Dominion Resources Inc./VA:
		Senior Notes:
$70,000	A−	4.750% due 12/15/10	$70,315
175,000	A−	5.125% due 12/15/09	177,561
330,000	A−	5.700% due 9/17/12	334,768
105,000	A−	Senior Unsecured Notes, 7.195% due 9/15/14	112,975

		Total Multi-Utilities	695,619

Office Electronics — 0.0%

30,000	BBB	Xerox Corp., Senior Unsecured Notes, 6.750% due 2/1/17	30,383

Oil, Gas & Consumable Fuels — 1.7%

3,000,000	BBB	ABN Amro Bank/Deutschland for Gazprom, Senior Unsecured Notes, 9.625% due 3/1/13	3,255,000
		Anadarko Petroleum Corp., Senior Unsecured Notes:
1,125,000	BBB−	5.950% due 9/15/16	1,098,034
540,000	BBB−	6.450% due 9/15/36	497,846
540,000	A−	Apache Corp., Senior Unsecured Notes, 5.625% due 1/15/17	547,507
		Atlantic Richfield Co.:
755,000	AA	Debentures Notes, 9.125% due 3/1/11	849,035
40,000	AA	Notes, 5.900% due 4/15/09	40,609
200,000	BBB	Canadian Natural Resources Ltd., Notes, 6.500% due 2/15/37	191,203
		Chesapeake Energy Corp.:
		Company Guaranteed Notes:
30,000	BB	6.250% due 1/15/18	27,600
40,000	BB	6.375% due 6/15/15	37,400
65,000	BB	7.250% due 12/15/18	63,700
275,000	A	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	301,677
		Devon Financing Corp. ULC:
		Company Guaranteed Notes:
760,000	BBB+	6.875% due 9/30/11	807,945
75,000	BBB+	7.875% due 9/30/31	86,786
		El Paso Corp.:
		Senior Unsecured Notes:
325,000	BB−	7.750% due 1/15/32	320,805
227,000	BB−	7.800% due 8/1/31	225,298
9,000	BB	El Paso Natural Gas Co., Senior Unsecured Notes, 8.375% due 6/15/32	9,999
		Gaz Capital SA:
350,000	BBB	Notes, 6.212% due 11/22/16 (e)	316,610
300,000	BBB	Senior Unsecured Notes, 6.510% due 3/7/22 (e)	254,970
		Hess Corp.:
460,000	BBB−	Notes, 7.300% due 8/15/31	486,782
		Senior Unsecured Notes:
300,000	BBB−	6.650% due 8/15/11	315,295
50,000	BBB−	7.875% due 10/1/29	56,303
685,000	BBB−	Kerr-McGee Corp., Company Guaranteed Notes, 7.875% due 9/15/31	764,459
		Kinder Morgan Energy Partners LP:
60,000	BBB	Senior Notes, 6.300% due 2/1/09	60,459
		Senior Unsecured Notes:
230,000	BBB	6.000% due 2/1/17	229,011
240,000	BBB	6.750% due 3/15/11	249,075
55,000	BB+	OPTI Canada Inc., 8.250% due 12/15/14	55,206
39,000	BB+	Peabody Energy Corp., Company Guaranteed Notes, 6.875% due 3/15/13	39,683
29,000	BBB+	Pemex Project Funding Master Trust, Company Guaranteed Notes, 6.625% due 6/15/35	28,773
		Petrozuata Finance Inc., Company Guaranteed Notes:
29,705	B	8.220% due 4/1/17 (e)	30,968
280,221	B	8.220% due 4/1/17	292,131
1,455,000	B+	Sabine Pass LNG LP, Secured Notes, 7.250% due 11/30/13	1,294,950

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 1.7% — (continued)

$90,000	AAA	SeaRiver Maritime Inc., Company Guaranteed Notes, 3.904% due 9/1/12	$74,688
65,000	NR	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (e)(j)(k)	12,350
		Southern Natural Gas Co.:
		Notes:
40,000	BB	5.900% due 4/1/17 (e)	38,101
58,000	BB	8.000% due 3/1/32	62,018
1,300,000	A−	Suncor Energy Inc., Senior Unsecured Notes, 6.850% due 6/1/39 (c)	1,305,974
49,000	BB	Teekay Shipping Corp., Senior Notes, 8.875% due 7/15/11	51,144
110,000	BB	Tennessee Gas Pipeline Co., Debentures Notes, 7.625% due 4/1/37	113,227
		Williams Cos. Inc.:
340,000	BB+	Debentures, 7.500% due 1/15/31	344,332
353,000	BB+	Notes, 8.750% due 3/15/32	398,181
		Senior Unsecured Notes:
240,000	BB+	7.750% due 6/15/31	247,266
80,000	BB+	7.875% due 9/1/21	84,172
		XTO Energy Inc.:
		Senior Notes:
30,000	BBB	6.250% due 4/15/13	30,616
430,000	BBB	7.500% due 4/15/12	456,657
		Senior Unsecured Notes:
30,000	BBB	5.500% due 6/15/18	27,881
40,000	BBB	5.650% due 4/1/16	38,632
150,000	BBB	6.250% due 8/1/17	148,130
160,000	BBB	6.750% due 8/1/37	151,372

		Total Oil, Gas & Consumable Fuels	16,419,860

Paper & Forest Products — 0.1%

1,000	B+	Georgia-Pacific Corp., Notes, 8.125% due 5/15/11	1,005
385,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	395,979

		Total Paper & Forest Products	396,984

Pharmaceuticals — 0.1%

650,000	AA	Abbott Laboratories, Senior Unsecured Notes, 5.600% due 11/30/17	662,852

Real Estate Investment Trusts (REITs) — 1.1%

675,000	BBB−	Brandywine Operating Partnership LP, Company Guaranteed Notes, 4.500% due 11/1/09	658,002
625,000	BBB	BRE Properties Inc., Senior Unsecured Notes, 7.450% due 1/15/11	643,626
1,100,000	BBB	Developers Diversified Realty Corp., Notes, 5.250% due 4/15/11	1,059,762
700,000	BBB+	Duke Realty LP, Senior Unsecured Notes, 6.500% due 1/15/18	654,120
1,100,000	BBB−	Equity One Inc., Company Guaranteed Notes, 3.875% due 4/15/09	1,084,628
		Forest City Enterprises Inc.:
10,000	BB−	Notes, 7.625% due 6/1/15	9,050
19,000	BB−	Senior Notes, 6.500% due 2/1/17	16,055
		HCP Inc., Senior Notes:
700,000	BBB	6.450% due 6/25/12	672,443
820,000	BBB	Senior Notes, 5.950% due 9/15/11	786,217
9,000	BBB−	Health Care REIT Inc., Notes, 8.000% due 9/12/12	9,163
30,000	BB	Host Hotels & Resorts LP, Company Guaranteed Notes, 6.750% due 6/1/16	25,950
300,000	BBB	iStar Financial Inc., Senior Unsecured Notes, 5.800% due 3/15/11 (c)	240,134
1,700,000	BBB−	Nationwide Health Properties Inc., Notes, 7.920% due 3/18/09	1,724,834
330,000	CCC	Realogy Corp., Company Guaranteed Notes, 12.375% due 4/15/15	153,450
980,000	BB−	Rouse Co. LP, 3.625% due 3/15/09	951,016

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 1.1% — (continued)

		UDR Inc., Notes:
$1,200,000	BBB	4.250% due 1/15/09	$1,199,406
800,000	BBB	5.000% due 1/15/12	776,425
		Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes:
30,000	BBB−	6.750% due 6/1/10	30,300
20,000	BBB−	6.750% due 4/1/17	19,100
10,000	BBB−	8.750% due 5/1/09	10,250
30,000	BBB−	9.000% due 5/1/12	31,800

		Total Real Estate Investment Trusts (REITs)	10,755,731

Road & Rail — 0.0%

10,000	BB−	Kansas City Southern Railway, Notes, 8.000% due 6/1/15	10,175
20,000	BBB+	Norfolk Southern Corp., Senior Notes, 6.750% due 2/15/11	21,049
140,000	BBB	Union Pacific Corp., Notes, 5.375% due 5/1/14	138,932

		Total Road & Rail	170,156

Specialty Retail — 0.0%

60,000	B+	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	54,900

Textiles, Apparel & Luxury Goods — 0.0%

30,000	B+	Oxford Industries Inc., Company Guaranteed Notes, 8.875% due 6/1/11	29,325

Tobacco — 0.0%

85,000	BBB	Reynolds American Inc., Company Guaranteed Notes, 7.250% due 6/1/12	87,831

Wireless Telecommunication Services — 0.1%

		Nextel Communications Inc., Company Guaranteed Notes:
15,000	BB	5.950% due 3/15/14	12,013
700,000	BB	6.875% due 10/31/13	576,136
60,000	BB	7.375% due 8/1/15	48,780
10,000	BBB−	Rogers Wireless Inc., Secured Notes, 6.375% due 3/1/14	10,155
225,000	A−	Vodafone Group PLC, 6.150% due 2/27/37	205,041

		Total Wireless Telecommunication Services	852,125

		TOTAL CORPORATE BONDS & NOTES (Cost — $230,645,940)	216,519,270

MUNICIPAL BONDS — 1.6%
California — 0.2%

		State of California, GO:
700,000	A+	5.000% due 6/1/37 (c)	684,285
1,100,000	A+	5.000% due 11/1/37 (c)	1,075,162
200,000	A+	5.000% due 12/1/37 (c)	195,772

		Total California	1,955,219

Georgia — 0.0%

200,000	AA+	Metropolitan Atlanta Rapid Transit Authority, 5.000% due 7/1/28	218,054

Illinois — 0.6%

170,000	AAA	Chicago IL, GO, Drivers, Series 1287, FSA-Insured, 3.180% due 1/1/14 (a)(c)	138,803
2,600,000	AA+	Chicago Transit Authority, Revenue Bonds, Series A, 6.899% due 12/1/40 (c)	2,774,512
2,700,000	AA+	Chicago Transit Authority, Revenue Bonds, Series B, 6.899% due 12/1/40 (c)	2,881,224
210,000	AA	Illinois State, GO, 5.100% due 6/1/33	197,849

		Total Illinois	5,992,388

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Massachusetts — 0.2%

		Massachusetts State, GO:
$305,000	AA	MBIA-IBC Insured, Series E, 5.375% due 1/1/17	$334,552
495,000	AAA	Series B, 5.500% due 3/1/18	538,303
280,000	AA	Series E, 5.000% due 8/1/22	305,354
430,000	AAA	Series E, 5.250% due 1/1/18	469,500
490,000	AA	XCLA-ICR Insured, 5.250% due 1/1/17	532,934

		Total Massachusetts	2,180,643

New York — 0.0%

130,000	AA+	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Drivers, Series 1289, 3.483% due 12/15/13 (a)(c)(e)(j)	121,456

Ohio — 0.1%

1,000,000	BBB	Buckeye Ohio Tobacco Settlement, 5.750% due 6/1/34 (c)	833,360

South Carolina — 0.1%

		Greenville County, South Carolina School District, Purchase Refunding, Building Equity Sooner Tomorrow,
305,000	AA	5.500% due 12/1/28	342,109

Texas — 0.2%

485,000	Aa2 (f)	Galveston County, Texas, CTFS, GO, Series C, AMBAC Insured, 5.000% due 2/1/28	527,481
676,000	AAA	Harris County Texas, GO, Refunding Flood Control District Contract, 5.250% due 10/1/20	748,433
460,000	AAA	North Texas Tollway Authority, Dallas North Tollway System Revenue, Series A, 5.000% due 1/1/30	499,367

		Total Texas	1,775,281

Virginia — 0.2%

1,472,451	AAA	Virginia Housing Development Authority, Series C, 6.000% due 6/25/34	1,472,554

		TOTAL MUNICIPAL BONDS (Cost — $14,684,879)	14,891,064

SENIOR LOANS — 0.2%
994,764	AAA	CCFCI Term I, 8.696% due 8/26/09	999,738
1,283,750	AAA	MGM Studios Term B1, 8.410% due 4/8/12	978,860

		Total	1,978,598

		TOTAL SENIOR LOANS (Cost — $2,284,732)	1,978,598

SOVEREIGN BONDS — 1.3%†
Brazil — 0.2%

2,500,000 BRL	BBB−	Federative Republic of Brazil, 12.500% due 1/5/22	1,652,400

France — 0.3%

1,800,000 EUR	AAA	Government of France, 5.750% due 10/25/32	3,025,944

Germany — 0.3%

1,800,000 EUR	AAA	Bundesrepublik Deutschland, 6.250% due 1/4/30	3,200,475

Hong Kong — 0.1%

1,000,000	AA+	Hong Kong Government International Bond, 5.125% due 8/1/14 (c)(e)	1,024,926

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount	Rating‡	Security	Value

Mexico — 0.2%

		Mexico Government International Bond:
		Senior Unsecured Notes:
$70,000	BBB+	5.625% due 1/15/17	$70,840
1,208,000	BBB+	6.750% due 9/27/34	1,301,620
45,000	BBB+	7.500% due 4/8/33	52,537
275,000	BBB+	Senior Unsubordinated Notes, 6.375% due 1/16/13	290,813

		Total Mexico	1,715,810

Russia — 0.1%

1,014,550	BBB+	Russian Federation, 7.500% due 3/31/30	1,134,250

South Korea — 0.1%

1,050,000	A	Export-Import Bank of Korea, Notes, 3.011% due 10/4/11 (a)(c)(e)	1,053,528

		TOTAL SOVEREIGN BONDS (Cost — $12,414,582)	12,807,333

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 7.9%
U.S. GOVERNMENT OBLIGATIONS — 7.2%

		U.S. Treasury Bonds:
4,725,000		4.375% due 2/15/38	4,692,889
200,000		4.500% due 3/31/09	202,906
4,215,000		4.500% due 5/15/38	4,265,057
370,000		4.750% due 2/15/37 (c)	388,558
540,000		5.000% due 5/15/37	590,245
9,400,000		5.375% due 2/15/31 (c)	10,605,851
3,425,000		6.125% due 11/15/27	4,162,180
160,000		6.375% due 8/15/27	199,250
2,825,000		8.125% due 8/15/19	3,824,567
670,000		8.750% due 8/15/20	955,850
200,000		8.875% due 8/15/17	275,578
		U.S. Treasury Notes:
12,657,000		2.500% due 3/31/13	12,386,064
475,097		2.625% due 7/15/17	515,851
10,185,000		3.375% due 7/31/13	10,327,437
260,000		4.000% due 8/31/09	264,713
1,100,000		4.000% due 8/15/18	1,117,102
1,290,000		4.500% due 11/15/10	1,349,361
50,000		4.625% due 10/31/11	52,969
380,000		4.625% due 7/31/12	404,849
120,000		4.750% due 5/31/12	128,147
10,184,000		4.875% due 8/15/16	11,085,447
2,000,000		U.S. Treasury Strip Principal (STRIPS), Zero coupon bond to yield, 5.425% due 11/15/24 (n)	963,320

		TOTAL U.S. GOVERNMENT OBLIGATIONS	68,758,191

U.S GOVERNMENT AGENCIES — 0.7%

400,000	AAA	Federal Farm Credit Bank (FFCB), 4.875% due 4/4/12	414,902
		Federal Home Loan Mortgage Corp. (FHLMC):
270,000	AAA	4.750% due 3/5/12	278,826
280,000	AAA	5.600% due 9/26/13	280,454
140,000	AAA	5.600% due 10/17/13	140,437
470,000	AAA	5.625% due 11/23/35	462,634
850,000	AAA	6.750% due 3/15/31	1,043,174

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount		Rating‡	Security	Value

U.S. GOVERNMENT AGENCIES — 0.7% — (continued)

			Federal National Mortgage Association (FNMA):
$2,075,000		BBB+	5.125% due 1/2/14	$1,881,969
670,000		BBB+	5.250% due 8/1/12	619,474
1,170,000		AAA	5.550% due 2/16/17	1,194,614

			TOTAL U.S GOVERNMENT AGENCIES	6,316,484

			TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $73,754,850)	75,074,675

U.S. TREASURY INFLATION PROTECTED SECURITIES — 1.7%
			U.S. Treasury Bonds, Inflation Indexed:
7,206,912			1.750% due 1/15/28	6,755,356
1,014,272			2.000% due 1/15/26 (c)	993,354
2,170,771			2.375% due 1/15/25 (c)	2,245,563
4,785,026			2.375% due 1/15/27 (c)	4,952,507
			U.S. Treasury Notes, Inflation Indexed:
146,245			1.875% due 7/15/15	150,472
319,716			2.000% due 1/15/16	330,332
346,720			2.500% due 7/15/16	371,316

			TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $15,746,586)	15,798,900

Shares

CONVERTIBLE PREFERRED STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
3,000			General Motors Corp., 6.250% due 3/6/32	34,080

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
35			McLeodUSA Inc., 2.500% due 4/18/12 (j)(g)*	0

			TOTAL CONVERTIBLE PREFERRED STOCK (Cost — $74,125)	34,080

PREFERRED STOCK — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
100			Home Ownership Funding CP II, 1.000% (e)(j)	15,065

			TOTAL PREFERRED STOCK (Cost — $63,255)	15,065

Contracts

PURCHASED OPTIONS — 0.5%
Germany — 0.0%

53	EUR		Eurodollar Futures, Put @ 103.00, expires 11/21/08	777
244	EUR		Eurodollar Futures, Call @ 118.50, expires 11/21/08	1,789

			Total Germany	2,566

United Kingdom — 0.4%

256,600,000	EUR		Swaption, 6 Month LIBOR, Call @ $4.18, expires 4/20/09	1,110,368
47,200,000	GBP		Swaption, 6 Month LIBOR, Call @$7.00, expires 3/18/09	2,794,494

			Total United Kingdom	3,904,862

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Contracts		Security	Value

United States — 0.1%

1,200,000	EUR	Euro vs. U.S. Dollar, Put @ $1.38, expires 5/21/10	$59,169
1,200,000	EUR	Euro vs. U.S. Dollar, Call @ $1.38, expires 5/21/10	127,039
11,200,000		Euro vs. U.S. Dollar, Put @ $70.00, expires 11/6/08	0
34,000,000		Euro vs. U.S. Dollar, Put @ $74.00, expires 11/6/08	0
35,600,000		Euro vs. U.S. Dollar, Put @ $76.00, expires 11/12/08	0
9,000,000		Euro vs. U.S. Dollar, Put @ $83.00, expires 9/15/08	0
37,000,000		Euro vs. U.S. Dollar, Call @ $85.00, expires 10/7/08	0
10,900,000		Euro vs. U.S. Dollar, Put @ $85.50, expires 9/15/08	0
5,500,000		Euro vs. U.S. Dollar, Call @ $105.00, expires 9/4/08	0
46,500,000		Swaption, 3 Month LIBOR, Call @ $3.15, expires 2/2/09	132,977
21,600,000		Swaption, 3 Month LIBOR, Call @ $3.50, expires 2/2/09	116,496
27,000,000		Swaption, 3 Month LIBOR, Call @ $3.70, expires 12/15/08	192,711
27,100,000		Swaption, 3 Month LIBOR, Call @ $4.25, expires 7/6/09	343,765
9,900,000	JPY	U.S. Dollar vs. Japanese Yen, Call @ JPY118.00, expires 9/16/08	3,128
2,000,000	JPY	U.S. Dollar vs. Japanese Yen, Put @ JPY104.65, expires 3/31/10	92,686
2,000,000	JPY	U.S. Dollar vs. Japanese Yen, Call @ JPY104.65, expires 3/31/10	96,080
62		U.S. Treasury Notes 10 Year Futures, Put @ $99.00, expires 11/21/08	969
618		U.S. Treasury Notes 10 Year Futures, Call @ $135.00, expires 11/21/08	9,656
318		U.S. Treasury Notes 2 Year Futures, Call @ $113.00, expires 11/21/08	4,969
271		U.S. Treasury Notes 5 Year Futures, Call @ $128.00, expires 11/21/08	2,117

		Total United States	1,181,762

		TOTAL PURCHASED OPTIONS (Cost — $7,150,197)	5,089,190

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,093,110,785)	1,060,951,103

Face
Amount†

SHORT-TERM INVESTMENTS (m) — 9.1%
COMMERCIAL PAPER — 0.7%
$3,600,000		BNP Paribas Finance Inc., 2.410% due 9/18/08 (n)	3,595,912
3,145,000		Rabobank USA Financial Corp., 2.395% due 9/25/08 (n)	3,139,989

		TOTAL COMMERCIAL PAPER (Cost — $6,735,901)	6,735,901

MONEY MARKET FUND — 0.0%
128,085		BBH Securities Lending Trust (Cost — $128,085) (o)	128,085

REPURCHASE AGREEMENTS — 2.7%
500,000		Credit Suisse Securities (USA) LLC repurchase agreement dated 8/29/08, 1.970% due 9/2/08, Proceeds at maturity — $500,109; (Fully collateralized by U.S. Tips 0.875% due 4/15/2010; Market Value — $513,039) (n)	500,000
24,800,000		Merrill Lynch Co. repurchase agreement dated 8/29/08, 2.060% due 9/2/08, Proceeds at maturity $24,805,676; (Fully collateralized by Fannie Mae 0.00% due 10/31/2008; Market Value — $25,320,386) (n)	24,800,000

		TOTAL REPURCHASE AGREEMENTS (Cost — $25,300,000)	25,300,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Face
Amount		Security	Value

TIME DEPOSITS — 2.9%
		BBH — Grand Cayman:
$240,629	JPY	0.010% due 9/2/08	$2,222
57,345	CAD	2.100% due 9/2/08	53,962
		JPMorgan Chase & Co. — London:
8,166,347		1.600% due 9/2/08	8,166,347
1,205,568	EUR	3.530% due 9/2/08	1,747,893
339,996	GBP	4.240% due 9/2/08	604,105
134,293	AUD	Wachovia — London, 6.098% due 9/2/08	112,289
16,834,114		Wells Fargo — Grand Cayman, 1.600% due 9/2/08	16,834,114

		TOTAL TIME DEPOSITS (Cost — $27,520,932)	27,520,932

U.S GOVERNMENT AGENCIES — 2.8%
		Federal Home Loan Bank (FHLB), Discount Notes:
5,725,000		2.402% due 10/22/08 (n)	5,705,616
1,910,000		2.431% due 10/3/08 (n)	1,905,891
		Federal Home Loan Bank (FHLB), Discount Notes:
6,885,000		2.254% due 9/19/08 (n)	6,877,254
800,000		2.334% due 9/24/08 (n)	798,809
		Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
2,010,000		2.362% due 10/27/08 (n)	2,002,652
3,555,000		2.414% due 10/28/08 (n)	3,541,491
		Federal National Mortgage Association (FNMA), Discount Notes:
872,000		2.020% due 12/15/08 (n)	867,004
1,530,000		2.255% due 9/24/08 (n)	1,527,801
3,675,000		2.371% due 10/27/08 (n)	3,661,509

		TOTAL U.S GOVERNMENT AGENCIES (Cost — $26,888,027)	26,888,027

U.S. GOVERNMENT OBLIGATION — 0.0%
311,000		U.S. Treasury Bills, 1.443% due 10/16/08 (Cost — $310,441) (n)	310,441

		TOTAL SHORT-TERM INVESTMENTS (Cost — $86,883,386)	86,883,386

		TOTAL INVESTMENTS — 120.5% (Cost — $1,179,994,171#)	1,147,834,489
		Liabilities in Excess of Other Assets — (20.5%)	(195,297,351)

		TOTAL NET ASSETS — 100.0%	$952,537,138

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.
(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(c)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(d)	All or a portion of this security is on loan (See Note 1).
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Interest only security.
(j)	Illiquid security.
(k)	Security is currently in default.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

(l)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(m)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 9.1%.
(n)	Rate shown represents yield-to-maturity.
(o)	Represents investment of collateral received from securities lending transactions.
(p)	Security is in default as of September 15, 2008.
*	Non-income producing securities.
#	Aggregate cost for federal income tax purposes is $1,180,082,012.
Abbreviations used in this schedule:

FSA	—	Financial Security Assurance
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MASTR	—	Mortgage Asset Securitization Transactions Inc.
MBIA-IBC	—	Municipal Bond Investors Assurance Corporation — Insured Bond Certificates
STRIPS	—	Separate Trading of Registered Interest and Principals
XCLA-ICR	—	XL Capital Assurance Inc. — Immediate Credit Recovery

See pages 134 and 135 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Summary of Investments by Security Type*

Mortgage-Backed Securities	46.5%
Corporate Bonds & Notes	18.9
Collateralized Mortgage Obligations	15.1
U.S. Government & Agency Obligations	6.5
U.S. Treasury Inflation Protected Securities	1.4
Municipal Bonds	1.3
Sovereign Bonds	1.1
Asset-Backed Securities	1.0
Purchased Options	0.4
Senior Loans	0.2
Convertible Preferred Stock	0.0	**
Preferred Stocks	0.0	**
Short-Term Investments	7.6

	100.0%

*	As a percentage of total investments.
**	Position represents less than 0.1%.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Core Fixed Income Investments

Schedule of Written Options

Contracts		Security Name	Expiration Date	Strike Price	Value

United Kingdom
14,500,000	GBP	Swaption, 6 Month LIBOR, Call	$3/18/09	$7.00	$2,843,896
82,800,000	EUR	Swaption, 6 Month LIBOR, Call	4/20/09	4.44	1,328,348

		Total United Kingdom			4,172,244

United States
6,900,000		Swaption, 3 Month LIBOR, Call	12/15/08	4.30	92,294
2,200,000		Swaption, 3 Month LIBOR, Call	12/15/08	4.30	29,427
7,100,000		Swaption, 3 Month LIBOR, Call	2/2/09	4.60	176,919
15,500,000		Swaption, 3 Month LIBOR, Call	2/2/09	4.25	219,517
9,000,000		Swaption, 3 Month LIBOR, Put	7/6/09	4.90	336,725
4,900,000		U.S. Dollar vs. Japanese Yen, Put	9/16/08	100.00	1,578
56		U.S. Treasury Notes 10 Year, Call	11/21/08	117.00	56,875
30		U.S. Treasury Notes 10 Year, Put	11/21/08	111.00	10,313

		Total United States			923,648

		TOTAL WRITTEN OPTIONS (Premiums received — $6,077,110)			$5,095,892

Schedule of Securities Sold Short

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$2,000,000	5.000% due 9/01/38 (a)	$1,922,812
33,000,000	5.500% due 9/01/38 (a)	32,592,648
2,600,000	6.500% due 9/01/38 (a)	2,662,469
	Government National Mortgage Association (GNMA)
1,000,000	5.000% due 9/01/38 (a)	976,094
	U.S. Treasury Notes
1,800,000	6.000% due 8/15/09	1,864,267
52,500,000	2.875% due 6/30/10	53,070,150
20,300,000	3.375% due 6/30/13	20,592,606
18,800,000	4.625% due 2/15/17	20,098,384
35,300,000	4.250% due 11/15/17	36,700,987

	TOTAL OPEN SHORT SALES (Proceeds — $169,653,269)	$170,480,417

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 88.9%

Aerospace & Defense — 1.4%

$335,000	BB+	BE Aerospace Inc., Senior Unsecured Notes, 8.500% due 7/1/18	$350,075
135,000	B	DRS Technologies Inc., Company Guaranteed Notes, 7.625% due 2/1/18	142,762
355,000	BB+	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	336,362
		Sequa Corp., Company Guaranteed Notes:
110,000	B−	11.750% due 12/1/15 (a)	97,350
110,000	B−	13.500% due 12/1/15 (a)(b)	97,350
870,000	CCC	Vought Aircraft Industries Inc., Senior Notes, 8.000% due 7/15/11	806,925

		Total Aerospace & Defense	1,830,824

Airlines — 0.9%
350,000	B+	Continental Airlines Inc., Pass Thru Certificates, 7.339% due 4/19/14	263,375
665,000	B−	DAE Aviation Holdings Inc., Company Guaranteed Notes, 11.250% due 8/1/15 (a)	645,050
174,252	B	Delta Air Lines Inc., Pass Thru Certificates, 8.954% due 8/10/14	131,125
188,106	BB+	United Airlines Inc., Pass Thru Certificates, Senior Secured Notes, 7.032% due 10/1/10	186,931

		Total Airlines	1,226,481

Auto Components — 1.5%

		Allison Transmission, Company Guaranteed Notes:
170,000	B−	11.000% due 11/1/15 (a)	157,250
260,000	B−	11.250% due 11/1/15 (a)(b)	232,700
480,000	B−	Exide Technologies, Senior Secured Notes, 10.500% due 3/15/13	458,400
345,000	CCC	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	141,450
330,000	B−	Titan International Inc., Company Guaranteed Notes, 8.000% due 1/15/12	328,350
		Visteon Corp., Senior Unsecured Notes:
186,000	B−	8.250% due 8/1/10 (c)	158,100
566,000	B−	12.250% due 12/31/16 (a)	430,160

		Total Auto Components	1,906,410

Automobiles — 0.6%
90,000	CCC	Ford Motor Co., Senior Unsecured Notes, 7.450% due 7/16/31	46,800
		General Motors Corp.:
355,000	B−	Notes, 7.200% due 1/15/11 (c)	228,975
1,000,000	B−	Senior Unsubordinated Notes, 8.375% due 7/15/33 (c)	500,000

		Total Automobiles	775,775

Beverages — 0.5%
260,000	BB−	Constellation Brands Inc., Company Guaranteed Notes, 7.250% due 5/15/17	256,100
400,000	CCC	Cott Beverages USA Inc., Company Guaranteed Notes, 8.000% due 12/15/11	338,000

		Total Beverages	594,100

Building Products — 1.0%

495,000	CCC	AMH Holdings Inc., Senior Discount Notes, step bond to yield, 11.056% due 3/1/14 (c)(d)	334,125
245,000	CCC+	Associated Materials Inc., Company Guaranteed Notes, 9.750% due 4/15/12	245,612
450,000	CCC+	Dayton Superior Corp., Company Guaranteed Notes, 13.000% due 6/15/09 (c)	370,125
220,000	CCC	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	135,300
650,000	CCC	NTK Holdings Inc., Senior Discount Notes, step bond to yield, 9.244% due 3/1/14 (c)(d)	276,250

		Total Building Products	1,361,412

Chemicals — 0.5%

15,000	B−	Arco Chemical Co., Debentures, 10.250% due 11/1/10 (e)	15,075
500,000	CCC−	Georgia Gulf Corp., Company Guaranteed Notes, 10.750% due 10/15/16 (c)	247,500
80,000	B	Huntsman International LLC, Company Guaranteed Notes, 7.875% due 11/15/14	74,800
480,000	CCC+	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	247,200
27,000	BB+	Westlake Chemical Corp., Company Guaranteed Notes, 6.625% due 1/15/16	23,085

		Total Chemicals	607,660

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Commercial Services & Supplies — 4.0%

$460,000	B−	ACE Cash Express Inc., Senior Notes, 10.250% due 10/1/14 (a)	$345,000
465,000	B	ARAMARK Corp., Company Guaranteed Notes, 8.500% due 2/1/15	470,812
475,000	B−	Cardtronics Inc., Company Guaranteed Notes, 9.250% due 8/15/13	453,625
450,000	B	Cenveo Corp., Senior Subordinated Notes, 7.875% due 12/1/13	372,937
767,000	B	DI Finance/DynCorp. International, Senior Subordinated Notes, 9.500% due 2/15/13	761,247
65,000	B+	Inergy LP/Inergy Finance Corp., Company Guaranteed Notes, 8.250% due 3/1/16 (a)	61,425
		Interface Inc.:
350,000	B−	Company Guaranteed Notes, 9.500% due 2/1/14	369,250
280,000	BB−	Senior Notes, 10.375% due 2/1/10	295,400
440,000	B+	K Hovnanian Enterprises Inc., Company Guaranteed Notes, 11.500% due 5/1/13 (a)	451,550
480,000	B+	Mobile Services Group Inc./Mobile Storage Group Inc., Company Guaranteed Notes, 9.750% due 8/1/14	458,400
130,000	B	Realogy Corp., Company Guaranteed Notes, 11.000% due 4/15/14 (b)(c)	61,750
		RH Donnelley Corp.:
340,000	B−	Senior Discount Notes, step bond to yield, 6.875% due 1/15/13	187,000
100,000	B−	Senior Notes, 8.875% due 1/15/16	53,000
50,000	B+	RH Donnelley Inc., Company Guaranteed Notes, 11.750% due 5/15/15 (a)	37,000
450,000	B−	RSC Equipment Rental Inc., Company Guaranteed Notes, 9.500% due 12/1/14	362,250
325,000	B	United Rentals North America Inc., Company Guaranteed Notes, 7.750% due 11/15/13 (c)	256,750
		US Investigations Services Inc., Company Guaranteed Notes:
20,000	CCC+	10.500% due 11/1/15 (a)	17,900
180,000	CCC+	11.750% due 5/1/16 (a)	146,700

		Total Commercial Services & Supplies	5,161,996

Communication Equipment — 0.4%

555,000	CCC+	Broadview Networks Holdings Inc., Senior Secured Notes, 11.375% due 9/1/12	480,075

Computers & Peripherals — 0.8%

335,000	CCC+	Activant Solutions Inc., Company Guaranteed Notes, 9.500% due 5/1/16	254,600
		Sungard Data Systems Inc., Company Guaranteed Notes:
340,000	B+	9.125% due 8/15/13	346,800
470,000	B−	10.250% due 8/15/15	475,875

		Total Computers & Peripherals	1,077,275

Consumer Finance — 3.4%

		Ford Motor Credit Co., LLC:
1,345,000	B−	Notes, 7.000% due 10/1/13	975,422
		Senior Unsecured Notes:
290,000	B−	7.250% due 10/25/11	222,296
1,775,000	B	12.000% due 5/15/15	1,503,065
		Unsecured Notes:
160,000	B−	8.625% due 11/1/10	133,727
62,500	B−	5.538% due 1/13/12 (d)	46,178
		GMAC LLC:
870,000	B−	Bonds, 8.000% due 11/1/31	470,031
170,000	B−	Notes, 6.875% due 8/28/12	99,805
		Senior Unsecured Notes:
1,440,000	B−	6.000% due 12/15/11	863,394
270,000	B−	6.750% due 12/1/14	146,759

		Total Consumer Finance	4,460,677

Containers & Packaging — 1.0%

240,000	CCC	Berry Plastics Holding Corp., Company Guaranteed Notes, 10.250% due 3/1/16 (c)	169,200
295,000	B−	Constar International Inc., Company Guaranteed Notes, 6.179% due 2/15/12 (d)	237,475
		Graham Packaging Co. Inc., Company Guaranteed Notes:
310,000	CCC+	8.500% due 10/15/12	293,725
143,000	CCC+	9.875% due 10/15/14	126,197
145,000	BB+	Greif Inc., Senior Unsecured Notes, 6.750% due 2/1/17	141,375

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Containers & Packaging — 1.0% — (continued)

$137,767	NR	Newpage Holding Corp., Senior Notes, 9.986% due 11/1/13 (b)	$128,468
150,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	125,250
75,000	CCC	Solo Cup Co., Company Guaranteed Notes, 8.500% due 2/15/14	66,375

		Total Containers & Packaging	1,288,065

Diversified Consumer Services — 1.8%

372,000	NR	Allied Security Escrow Corp., Notes, 11.375% due 7/15/11	394,785
310,000	CCC+	Education Management LLC/Education Management Corp., Company Guaranteed Notes, 10.250% due 6/1/16	273,187
885,000	B	Hertz Corp., Company Guaranteed Notes, 10.500% due 1/1/16 (c)	785,437
250,000	B−	Pegasus Solutions Inc., Senior Notes, 10.500% due 4/15/15 (a)	189,375
555,000	B−	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	402,375
290,000	B−	TeamHealth Inc., Company Guaranteed Notes, 11.250% due 12/1/13	303,775

		Total Diversified Consumer Services	2,348,934

Diversified Financial Services — 6.1%

880,000	CCC+	AAC Group Holding Corp., Senior Unsecured Notes, step bond to yield, 10.250% due 10/1/1 (a)(d)	839,300
260,000	B−	Advanta Capital Trust I, Company Guaranteed Notes, 8.990% due 12/17/26 (e)	144,300
240,000	B+	AmeriCredit Corp.,Company Guaranteed Notes, 8.500% due 7/1/15 (c)	184,200
595,000	BBB−	Capmark Financial Group Inc., Company Guaranteed Notes, 5.875% due 5/10/12	384,267
105,000	B−	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	85,050
2,000,000	B3e (f)	CDX North America High Yield, Secured Notes, 8.875% due 6/29/13 (a)	1,862,500
		CIT Group Inc., Senior Unsecured Notes:
220,000	A−	4.250% due 2/1/10	194,097
400,000	A−	5.800% due 7/28/11	323,182
240,000	AA	Countrywide Financial Corp., Company Guaranteed Notes, LIBOR minus 3.500%, 10.698% due 4/15/37 (d)	234,300
110,000	BB	El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (a)	111,760
		Galaxy Entertainment Finance Co., Ltd.:
510,000	B+	Company Guaranteed Notes, 9.875% due 12/15/12 (a)	481,950
155,000	B+	Senior Notes, 8.133% due 12/15/10 (a)(d)	149,575
570,000	B	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	547,200
		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co.:
15,000	B−	Senior Subordinated Notes, 9.750% due 4/1/17	14,775
615,000	B−	Senior Unsecured Notes, 8.875% due 4/1/15 (b)	616,537
290,000	BB+	Leucadia National Corp., Senior Unsecured Notes, 8.125% due 9/15/15	293,262
85,000	CCC+	LyondellBasell Industries AF SCA, Senior Secured Notes, 8.375% due 8/15/15 (a)	50,575
400,000	B−	Nuveen Investments Inc., Senior Unsecured Notes, 5.500% due 9/15/15	267,000
		Residential Capital LLC:
432,000	CCC−	Secured Notes, 9.625% due 5/15/15 (a)	144,720
282,000	CCC+	Senior Secured Notes, 8.500% due 5/15/10 (a)	195,990
270,000	B−	Sensus Metering Systems Inc., Senior Subordinated Notes, 8.625% due 12/15/13	265,950
105,000	B	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14 (a)(d)	77,437
		Vanguard Health Holdings Co.:
130,000	CCC+	I LLC, Company Guaranteed Notes, step bond to yeild, 11.250% due 10/1/15 (d)	117,325
370,000	CCC+	II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	365,375

		Total Diversified Financial Services	7,950,627

Diversified Telecommunication Services — 7.4%

705,000	B−	Cincinnati Bell Inc., Company Guaranteed Notes, 8.375% due 1/15/14	670,631
35,000	BB	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	27,037
		Frontier Communications Corp.:
50,000	BB	Debentures Notes, 7.050% due 10/1/46	33,125
		Senior Unsecured Notes:
520,000	BB	6.625% due 3/15/15	470,600
160,000	BB	7.875% due 1/15/27	138,400
495,000	B−	GC Impsat Holdings I PLC, Senior Unsecured Notes, 9.875% due 2/15/17 (a)	461,587

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 7.4% — (continued)

$475,000	B−	Global Crossing UK Finance PLC, Company Guaranteed Notes, 10.750% due 12/15/14	$467,875
140,000	CCC−	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15 (c)	25,200
		Level 3 Financing Inc., Company Guaranteed Notes:
970,000	CCC+	9.250% due 11/1/14	889,975
365,000	CCC+	8.750% due 2/15/17	319,375
400,000	B+	Nordic Telephone Co. Holdings ApS, Secured Notes, 8.875% due 5/1/16 (a)	387,000
		Primus Telecommunications GP:
215,000	NR	Notes, 3.750% due 9/15/10 (c)	98,362
895,000	C (f)	Senior Notes, 8.000% due 1/15/14 (c)	308,775
		Qwest Communications International Inc.:
		Company Guaranteed Notes:
9,000	B+	6.304% due 2/15/09 (d)	9,022
685,000	B+	7.500% due 2/15/14	626,775
850,000	B+	Senior Notes, Class B, 7.500% due 2/15/14	777,750
180,000	BBB−	Qwest Corp., Senior Notes, 7.625% due 6/15/15	167,850
535,000	NR	SAVVIS Inc., Senior Unsecured Notes, 3.000% due 5/15/12	392,556
		Sprint Capital Corp., Company Guaranteed Notes:
230,000	BB	7.625% due 1/30/11	230,124
480,000	BB	6.875% due 11/15/28	409,025
995,000	BB	Sprint Nextel Corp., Senior Unsecured Notes, 6.000% due 12/1/16	909,369
465,000	B	Syniverse Technologies Inc., Company Guaranteed Notes, 7.750% due 8/15/13	439,425
545,000	CCC+	Time Warner Telecom Holdings Inc., Company Guaranteed Notes, 9.250% due 2/15/14	555,219
340,000	B−	Virgin Media Fianance PLC, Company Guaranteed Notes, 8.750% due 4/15/14	326,400
460,000	B	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	473,800

		Total Diversified Telecommunication Services	9,615,257

Electric Utilities — 5.1%

		AES Corp.:
77,000	BB+	Secured Notes, 8.750% due 5/15/13 (a)	80,080
		Senior Unsecured Notes:
290,000	BB−	7.750% due 10/15/15	288,550
290,000	BB−	8.000% due 10/15/17	287,100
430,000	BBB	Aquila Inc., Senior Unsecured Notes, 11.875% due 7/1/12	499,191
		Edison Mission Energy:
160,000	BB−	Senior Notes, 7.750% due 6/15/16	160,800
		Senior Unsecured Notes:
140,000	BB−	7.200% due 5/15/19	135,100
260,000	BB−	7.625% due 5/15/27	235,950
115,970	BB	Elwood Energy LLC, Secured Notes, 8.159% due 7/5/26	109,975
2,100,000	B−	Energy Future Holdings Corp., Company Guaranteed Notes, 11.250% due 11/1/17 (a)(b)	2,084,250
79,737	BB−	FPL Energy National Wind, Secured Notes, 6.125% due 3/25/19 (a)(e)	79,901
647,910	BB	Mirant Mid Atlantic Pass Through Trust A, Pass Thru Certificates, 10.060% due 12/30/28	730,518
675,000	BB−	Reliant Energy Inc., Senior Notes, 7.625% due 6/15/14	656,437
		Texas Competitive Electric Holdings Co. LLC, Company Guaranteed Notes:
670,000	CCC	10.250% due 11/1/15 (a)	671,675
590,000	CCC	10.500% due 11/1/16 (a)(b)	567,875

		Total Electric Utilities	6,587,402

Electrical Equipment — 0.7%

390,000	B+	Coleman Cable Inc., Company Guaranteed Notes, 9.875% due 10/1/12	364,650
305,000	B+	General Cable Corp., Company Guaranteed Notes, 5.166% due 4/1/15 (d)	265,350
280,000	NR	Superior Essex Communications LLC/Essex Group Inc., Senior Notes, 9.000% due 4/15/12	292,600

		Total Electrical Equipment	922,600

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Electronic Equipment & Instruments — 0.5%

$355,000	BB−	Belden Inc., Senior Subordinated Notes, 7.000% due 3/15/17	$337,250
320,000	B−	Sanmina-SCI Corp., Senior Subordinated Notes, 8.125% due 3/1/16	290,400

		Total Electronic Equipment & Instruments	627,650

Energy Equipment & Services — 2.3%

130,000	A−	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	168,270
535,000	B	Dynegy Holdings Inc., Senior Unsecured Notes, 7.750% due 6/1/19	496,212
500,000	B	Dynegy Roseton/Danskammer Pass Through Trust, Pass Thru Certificates, 7.670% due 11/8/16	489,375
335,000	B	Forbes Energy Services Ltd., Senior Secured Notes, 11.000% due 2/15/15	336,675
65,000	BB−	Gulfmark Offshore Inc., Company Guaranteed Notes, 7.750% due 7/15/14	64,350
		MarkWest Energy Partners LP / MarkWest Energy Finance Corp.:
275,000	B+	Company Guaranteed Notes, 6.875% due 11/1/14	259,875
420,000	B+	Senior Notes, 8.750% due 4/15/18 (a)(d)	420,000
45,000	BB+	Pride International Inc., Senior Unsecured Notes, 7.375% due 7/15/14	45,900
530,000	B−	Seitel Inc., Company Guaranteed Notes, 9.750% due 2/15/14	473,025
268,000	BBB−	Transcontinental Gas Pipe Line Corp., Senior Notes, Series B, 8.875% due 7/15/12	297,626

		Total Energy Equipment & Services	3,051,308

Food & Staples Retailing — 0.6%

35,000	BBB−	Delhaize America Inc., Debentures, 9.000% due 4/15/31	40,692
825,000	B−	Pantry Inc. (The), Company Guaranteed Notes, 7.750% due 2/15/14	693,000
40,000	B+	Stater Brothers Holdings Inc., Company Guaranteed Notes, 7.750% due 4/15/15	38,800

		Total Food & Staples Retailing	772,492

Food Products — 0.7%

		Dole Food Co. Inc.:
50,000	B−	Company Guaranteed Notes, 8.625% due 5/1/09	49,625
335,000	B−	Notes, 7.250% due 6/15/10	311,550
680,000	CCC−	Merisant Co., Company Guaranteed Notes, 9.500% due 7/15/13	489,600

		Total Food Products	850,775

Health Care Equipment & Supplies — 1.7%

		Advanced Medical Optics Inc.:
595,000	B−	Company Guaranteed Notes, 7.500% due 5/1/17	535,500
245,000	B−	Senior Subordinated Notes, 3.250% due 8/1/26	170,887
470,000	B	Bausch & Lomb Inc., Senior Unsecured Notes, 9.875% due 11/1/15 (a)	484,100
		Biomet Inc., Company Guaranteed Notes:
295,000	B−	10.000% due 10/15/17	320,075
80,000	B−	10.375% due 10/15/17 (b)	84,400
105,000	B−	11.625% due 10/15/17	110,906
405,000	BB+	Boston Scientific Corp., Senior Unsecured Notes, 6.400% due 6/15/16	392,850
140,000	B	Invacare Corp., Company Guaranteed Notes, 9.750% due 2/15/15	142,450

		Total Health Care Equipment & Supplies	2,241,168

Health Care Providers & Services — 5.2%

660,000	B	CHS/Community Health Systems Inc., Company Guaranteed Notes, 8.875% due 7/15/15	669,900
340,000	CCC+	CRC Health Corp., Company Guaranteed Notes, 10.750% due 2/1/16	263,500
		DaVita Inc.:
470,000	B+	Company Guaranteed Notes, 6.625% due 3/15/13	460,600
150,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	148,312
		HCA Inc.:
		Notes:
120,000	B−	9.000% due 12/15/14	112,392
190,000	B−	7.690% due 6/15/25	149,582

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Health Care Providers & Services — 5.2% — (continued)

		Secured Notes:
$1,035,000	BB−	9.250% due 11/15/16	$1,067,344
860,000	BB−	9.625% due 11/15/16 (b)	869,675
230,000	B+	Omnicare Inc., Debentures, 3.250% due 12/15/35	173,937
340,000	B	Res-Care Inc., Senior Notes, 7.750% due 10/15/13	323,850
705,000	CCC+	Select Medical Corp., Company Guaranteed Notes, 7.625% due 2/1/15	609,825
300,000	CCC+	Sun Healthcare Group Inc., Company Guaranteed Notes, 9.125% due 4/15/15	301,500
		Tenet Healthcare Corp.:
		Senior Notes:
200,000	B	6.375% due 12/1/11	194,000
519,000	B	9.875% due 7/1/14	525,487
100,000	B	Senior Unsecured Notes, 6.500% due 6/1/12	97,250
385,000	CCC+	United Surgical Partners International Inc., Company Guaranteed Notes, 8.875% due 5/1/17	333,025
		Universal Hospital Services Inc.:
35,000	B+	Secured Notes, 8.500% due 6/1/15 (b)	35,000
40,000	B+	Senior Secured Notes, 6.303% due 6/1/15 (d)	37,400
459,000	CCC+	US Oncology Holdings Inc., Senior Unsecured Notes, 7.949% due 3/15/12 (b)	369,495

		Total Health Care Providers & Services	6,742,074

Hotels, Restaurants & Leisure — 5.2%

		Boyd Gaming Corp., Senior Subordinated Notes:
460,000	BB	6.750% due 4/15/14	357,650
30,000	BB	7.125% due 2/1/16	22,875
140,000	NR	Buffets Inc., Company Guaranteed Notes, 12.500% due 11/1/14 (g)	2,100
310,000	B−	Caesars Entertainment Inc., Company Guaranteed Notes, 8.125% due 5/15/11	218,550
80,000	B	Denny’s Holdings Inc., Company Guaranteed Notes, 10.000% due 10/1/12	77,200
180,000	B−	Downstream Development Authority of the Quapaw Tribe of Oklahoma, Secured Notes, 12.000% due 10/15/15 (a)	136,350
65,000	CCC+	EPL Finance Corp., Company Guaranteed Notes, 11.750% due 11/15/13	63,375
65,000	CCC+	Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp, 2nd Mortgage Notes, 10.250% due 6/15/15 (a)	31,038
430,000	B+	Gaylord Entertainment Co., Company Guaranteed Notes, 8.000% due 11/15/13	396,675
200,000	BB	Host Hotels & Resorts LP, Senior Notes, 2.625% due 4/15/27 (a)	161,750
265,000	B	Indianapolis Downs LLC & Capital Corp., Secured Notes, 11.000% due 11/1/12 (a)(c)	186,825
480,000	B	Inn of the Mountain Gods Resort & Casino, Company Guaranteed Notes, 12.000% due 11/15/10	344,400
905,000	B−	Isle of Capri Casino Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (c)	651,600
480,000	BB	Las Vegas Sands Corp., Company Guaranteed Notes, 6.375% due 2/15/15	386,400
525,000	B+	Mandalay Resort Group, Senior Subordinated Notes, 7.625% due 7/15/13	431,813
		MGM Mirage, Company Guaranteed Notes:
335,000	B+	8.375% due 2/1/11	305,688
50,000	BB	7.500% due 6/1/16	41,000
		Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
200,000	B	8.000% due 4/1/12 (c)	171,000
245,000	B	7.125% due 8/15/14 (c)	181,300
315,000	B	MTR Gaming Group Inc., Company Guaranteed Notes, 9.750% due 4/1/10	307,913
465,000	B+	OED Corp./Diamond Jo LLC, Company Guaranteed Notes, 8.750% due 4/15/12	401,063
370,000	CCC+	OSI Restaurant Partners Inc., Company Guaranteed Notes, 10.000% due 6/15/15	205,350
		Pinnacle Entertainment Inc.:
315,000	B+	Company Guaranteed Notes, 7.500% due 6/15/15	245,700
140,000	B+	Senior Subordinated Notes, 8.250% due 3/15/12	137,200
415,000	BB+	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.000% due 6/15/13	373,500
250,000	CCC−	Sbarro Inc., Senior Unsecured Notes, 10.375% due 2/1/15 (c)	173,750
		Station Casinos Inc.:
15,000	CCC+	Senior Subordinated Notes, 6.625% due 3/15/18	6,300
		Senior Unsecured Notes:
145,000	B−	6.000% due 4/1/12 (c)	101,863
325,000	B−	7.750% due 8/15/16 (c)	221,000

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 5.2% — (continued)

$260,000	B	Travelport LLC, Company Guaranteed Notes, 9.875% due 9/1/14	$213,850
30,000	B+	Turning Stone Resort Casino Enterprise, Senior Notes, 9.125% due 9/15/14 (a)	29,025
220,000	BBB−	Wynn Las Vegas Capital Corp., 1st Mortgage Notes, 6.625% due 12/1/14	201,575

		Total Hotels, Restaurants & Leisure	6,785,678

Household Durables — 1.2%

20,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	19,100
230,000	B+	Elizabeth Arden Inc., Company Guaranteed Notes, 7.750% due 1/15/14	216,200
535,000	B	Jarden Corp., Company Guaranteed Notes, 7.500% due 5/1/17	478,825
330,000	B+	Libbey Glass Inc., Senior Secured Notes, 9.928% due 6/1/11 (d)	330,825
		Norcraft Cos. LP/Norcraft Finance Corp.:
415,000	B−	Senior Discount Notes, step bond to yield, 9.750% due 9/1/12 (d)	371,425
200,000	B+	Senior Subordinated Notes, 9.000% due 11/1/11	200,000

		Total Household Durables	1,616,375

Independent Power Producers & Energy Traders — 1.6%

200,000	B−	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	199,500
1,670,000	B	NRG Energy Inc., Company Guaranteed Notes, 7.375% due 2/1/16	1,653,300
195,000	BB+	Orion Power Holdings Inc., Senior Unsecured Notes, 12.000% due 5/1/10	211,575

		Total Independent Power Producers & Energy Traders	2,064,375

Insurance — 0.4%

550,000	CCC+	HUB International Holdings Inc., Senior Notes, 9.000% due 12/15/14 (a)	493,625

Internet & Catalog Retail — 0.5%

290,000	BB	Expedia Inc., Company Guaranteed Notes, 8.500% due 7/1/16 (a)	283,475
260,000	BB	HSN Inc., Senior Notes, 11.250% due 8/1/16 (a)	262,600
135,000	BB	Ticketmaster, Senior Notes, 10.750% due 8/1/16 (a)	139,050

		Total Internet & Catalog Retail	685,125

Internet Software & Services — 0.3%

405,000	NR	Terremark Worldwide Inc., Senior Notes, 6.625% due 6/15/13	347,789

IT Services — 0.1%

175,000	CCC+	Ceridian Corp., Senior Unsecured Notes, 12.250% due 11/15/15 (a)(b)	155,969

Leisure Equipment & Products — 0.1%

138,000	CCC	Six Flags Operations Inc., Company Guaranteed Notes, 12.250% due 7/15/16 (a)(c)	127,650

Machinery — 0.5%

435,000	BB	Terex Corp., Company Guaranteed Notes, 7.375% due 1/15/14	430,650
270,000	CCC	Thermadyne Holdings Corp., Company Guaranteed Notes, 10.000% due 2/1/14	258,525

		Total Machinery	689,175

Marine — 0.1%
180,000	B	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	148,725

Media — 5.3%

		Affinion Group Inc.:
400,000	B−	Company Guaranteed Notes, 11.500% due 10/15/15	392,000
40,000	B−	Senior Notes, 10.125% due 10/15/13	39,600
629	CCC+	CanWest MediaWorks Inc., Senior Notes, 8.000% due 9/15/12 (e)	543
1,947,000	CCC	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (c)	1,504,058
118,000	CCC (h)	CCH II LLC/CCH II Capital Corp., Company Guaranteed Notes, 10.250% due 10/1/13 (c)	106,200
1,065,000	CCC	CCO Holdings LLC/Capital Corp., Senior Unsecured Notes, 8.750% due 11/15/13	1,009,088
		Cengage Learning Acquistions Inc.:
270,000	CCC+	Senior Notes, 10.500% due 1/15/15 (a)	230,850
110,000	CCC+	Senior Subordinated Notes, step bond to yield, 11.625% due 7/15/15 (a)(d)	78,650

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Media — 5.3% — (continued)

		Charter Communications Holdings Capital Corp./Charter Communications Holdings Capital, Senior Discount Notes,:
$240,000	CCC	11.750% due 5/15/11	$159,600
100,000	CCC	step bond to yield, 12.125% due 1/15/12 (d)	66,500
390,000	B−	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 10.875% due 9/15/14 (a)	411,450
355,000	CCC+	Cinemark Inc., Discount Notes, step bond to yield, 5.683% due 3/15/14 (d)	344,350
195,000	CCC	CMP Susquehanna Corp., Company Guaranteed Notes, 9.875% due 5/15/14	122,850
510,000	BB	CSC Holdings Inc., Senior Notes, 7.625% due 4/1/11	515,100
80,000	BB	DirecTV Holdings LLC/DirecTV Financing Co., Senior Notes, 8.375% due 3/15/13	83,200
80,000	BB−	Echostar DBS Corp., Company Guaranteed Notes, 7.750% due 5/31/15	76,800
1,245,000	B−	Idearc Inc., Company Guaranteed Notes, 8.000% due 11/15/16	569,588
460,000	CCC+	Marquee Holdings Inc., Senior Discount Notes, step bond to yield, 12.000% due 8/15/14 (d)	368,000
540,000	B−	Mediacom LLC/Mediacom Capital Corp., Senior Unsecured Notes, 9.500% due 1/15/13	525,150
275,000	NR	Sinclair Broadcast Group Inc., 6.000% due 9/15/12	245,781
60,000	B+	Sun Media Corp., Company Guaranteed Notes, 7.625% due 2/15/13	57,150

		Total Media	6,906,508

Metals & Mining — 3.4%

325,000	BB−	AK Steel Corp., Company Guaranteed Notes, 7.750% due 6/15/12	333,938
250,000	B	Foundation PA Coal Co., Senior Unsecured Notes, 7.250% due 8/1/14	251,875
1,320,000	BBB−	Freeport-McMoRan Copper & Gold Inc., Senior Unsecured Notes, 8.375% due 4/1/17	1,401,350
90,000	CCC	Metals USA Holdings Corp., Senior Unsecured Notes, 8.791% due 7/1/12 (b)	81,675
295,000	CCC	Metals USA Inc., Company Guaranteed Notes, 11.125% due 12/1/15	309,750
895,000	B−	Noranda Aluminium Acquisition Corp., Company Guaranteed Notes, 6.828% due 5/15/15 (d)	769,700
830,000	CCC+	Noranda Aluminium Holding Corp., Senior Unsecured Notes, 8.578% due 11/15/14 (d)	664,000
545,000	B+	Ryerson Inc., Secured Notes, 12.000% due 11/1/15 (a)	536,825
15,000	B−	Tube City IMS Corp., Company Guaranteed Notes, 9.750% due 2/1/15	14,100

		Total Metals & Mining	4,363,213

Multiline Retail — 1.1%

460,000	B	Carrols Corp., Company Guaranteed Notes, 9.000% due 1/15/13	391,000
		Dollar General Corp., Company Guaranteed Notes:
45,000	CCC+	10.625% due 7/15/15	45,338
230,000	CCC+	11.875% due 7/15/17 (b)	218,500
70,000	BBB−	Macys Retail Holdings Inc., Company Guaranteed Notes, 10.625% due 11/1/10	75,029
		Michaels Stores Inc., Company Guaranteed Notes:
125,000	CCC	10.000% due 11/1/14 (c)	94,375
100,000	CCC	11.375% due 11/1/16	64,500
		Neiman Marcus Group Inc.:
		Company Guaranteed Notes:
160,000	B+	9.000% due 10/15/15 (b)	156,400
380,000	B	10.375% due 10/15/15 (c)	372,400
30,000	BB+	Debentures Notes, 7.125% due 6/1/28	25,350

		Total Multiline Retail	1,442,892

Oil, Gas & Consumable Fuels — 10.1%

		Allis-Chalmers Energy Inc., Company Guaranteed Notes:
320,000	B+	9.000% due 1/15/14	307,200
235,000	B+	8.500% due 3/1/17	214,438
220,000	B−	Atlas Pipeline Partners LP, Company Guaranteed Notes, 8.750% due 6/15/18 (a)	215,600
735,000	B	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	751,538
380,000	B−	Brigham Exploration Co., Company Guaranteed Notes, 9.625% due 5/1/14	356,250
355,000	NR	Callon Petroleum Co., Senior Notes, 9.750% due 12/8/10	352,781

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 10.1% — (continued)

		Chesapeake Energy Corp.:
		Company Guaranteed Notes:
$245,000	BB	6.250% due 1/15/18	$225,400
375,000	BB	7.250% due 12/15/18	367,500
180,000	BB	Notes, 2.500% due 5/15/37	243,000
110,000	BB	Senior Notes, 6.500% due 8/15/17	102,850
500,000	BB	Compagnie Generale de Geophysique-Veritas, Company Guaranteed Notes, 7.500% due 5/15/15	500,000
145,000	BB−	Complete Production Services Inc., Company Guaranteed Notes, 8.000% due 12/15/16	143,188
655,000	B+	Comstock Resources Inc., Company Guaranteed Notes, 6.875% due 3/1/12	633,713
75,000	B+	Copano Energy LLC/Copano Energy Finance Corp., Senior Notes, 8.125% due 3/1/16 (e)	73,125
250,000	B−	Dune Energy Inc., Senior Secured Notes, 10.500% due 6/1/12	216,250
		El Paso Corp.:
500,000	BB−	Medium-Term Notes, 8.050% due 10/15/30	504,075
350,000	BB−	Senior Unsecured Notes, 7.800% due 8/1/31	347,375
345,000	CCC+	Energy XXI Gulf Coast Inc., Company Guaranteed Notes, 10.000% due 6/15/13	291,525
		Enterprise Products Operating LP:
60,000	BB	Company Guaranteed Notes, 7.034% due 1/15/68 (d)	52,122
190,000	BB	Notes, 8.375% due 8/1/66 (d)	187,996
410,000	B−	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	407,950
220,000	BB−	Helix Energy Solutions Group Inc., Senior Unsecured Notes, 9.500% due 1/15/16 (a)	220,000
680,000	CCC	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	693,600
165,000	BB−	Key Energy Services Inc., Company Guaranteed Notes, 8.375% due 12/1/14 (a)	167,063
		Mariner Energy Inc., Senior Notes:
90,000	B+	7.500% due 4/15/13	84,600
540,000	B+	8.000% due 5/15/17	496,800
360,000	B+	North American Energy Partners Inc., Company Guaranteed Notes, 8.750% due 12/1/11	360,000
755,000	B	Parallel Petroleum Corp., Senior Unsecured Notes, 10.250% due 8/1/14	739,900
		PetroHawk Energy Corp.:
135,000	B	Company Guaranteed Notes, 9.125% due 7/15/13	135,000
60,000	B	Senior Notes, 7.875% due 6/1/15 (a)	56,250
485,000	B+	Petroleum Development Corp., Company Guaranteed Notes, 12.000% due 2/15/18	509,250
710,000	B+	Petroquest Energy Inc., Company Guaranteed Notes, 10.375% due 5/15/12	724,200
345,000	B+	Quicksilver Resources Inc., Company Guaranteed Notes, 8.250% due 8/1/15	335,513
		SandRidge Energy Inc.:
20,000	B−	Company Guaranteed Notes, 8.625% due 4/1/15 (a)(b)	19,400
560,000	B−	Senior Notes, 8.000% due 6/1/18 (a)	527,800
470,000	NR	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(e)(g)	89,300
150,000	BB+	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18 (a)	154,125
140,000	B+	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	136,500
50,000	B	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16 (a)	45,750
160,000	BB+	Tesoro Corp., Company Guaranteed Notes, 6.500% due 6/1/17	134,800
325,000	B	United Refining Co., Company Guaranteed Notes, 10.500% due 8/15/12	303,875
230,000	B−	VeraSun Energy Corp., Company Guaranteed Notes, 9.375% due 6/1/17	135,700
80,000	B	W&T Offshore Inc., Company Guaranteed Notes, 8.250% due 6/15/14 (a)	72,400
440,000	BB−	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	420,200
160,000	BB+	Williams Cos. Inc., Debentures, 7.500% due 1/15/31	162,038

		Total Oil, Gas & Consumable Fuels	13,217,940

Paper & Forest Products — 1.2%

250,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	198,750
185,000	BB−	Domtar Corp., Company Guaranteed Notes, 9.500% due 8/1/16	185,000
545,000	B	Mercer International Inc., Senior Unsecured Notes, 9.250% due 2/15/13	478,238
535,000	B−	NewPage Corp., Senior Secured Notes, 9.051% due 5/1/12 (d)	504,238
280,000	CCC+	Verso Paper Holdings LLC/Verson Paper Inc., Company Guaranteed Notes, 11.375% due 8/1/16	239,400

		Total Paper & Forest Products	1,605,626

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Pharmaceuticals — 0.3%

$375,000	C	Angiotech Pharmaceuticals Inc., Company Guaranteed Notes, 6.560% due 12/1/13 (d)	$333,750
585,000	NR	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (e)(g)	30,713

		Total Pharmaceuticals	364,463

Real Estate Investment Trusts (REITs) — 1.0%

135,000	CC	Ashton Woods USA LLC/Ashton Woods Finance Co., Company Guaranteed Notes, 9.500% due 10/1/15	74,925
1,205,000	BB+	CBG Florida REIT Corp., Notes, 7.114% due 12/31/49 (a)(d)	337,376
205,000	B+	Felcor Lodging LP, Company Guaranteed Notes, 8.500% due 6/1/11	198,850
		Forest City Enterprises Inc.:
90,000	BB−	Notes, 7.625% due 6/1/15	81,450
270,000	BB−	Senior Notes, 6.500% due 2/1/17	228,150
		Realogy Corp., Company Guaranteed Notes:
150,000	B	10.500% due 4/15/14	89,250
240,000	CCC+	12.375% due 4/15/15	111,600
183,000	BBB−	Ventas Realty LP/Ventas Capital Corp., Company Guaranteed Notes, 9.000% due 5/1/12	193,980

		Total Real Estate Investment Trusts (REITs)	1,315,581

Road & Rail — 0.9%

50,000	BB−	American Railcar Industries Inc., Senior Unsecured Notes, 7.500% due 3/1/14	46,500
630,000	B1 (f)	Kansas City Southern de Mexico SA de CV, Senior Note, 9.375% due 5/1/12	661,500
		Kansas City Southern Railway:
300,000	BB−	Company Guaranteed Notes, 7.500% due 6/15/09	304,875
205,000	BB−	Notes, 8.000% due 6/1/15	208,588

		Total Road & Rail	1,221,463

Semiconductors & Semiconductor Equipment — 0.8%

490,000	NR	Conexant Systems Inc., Subordinated Notes, 4.000% due 3/1/26	374,850
355,000	NR	RF Micro Devices Inc., 1.000% due 4/15/14	255,156
500,000	B+	Spansion Inc., Notes, 5.935% due 6/1/13 (a) (d)	350,000

		Total Semiconductors & Semiconductor Equipment	980,006

Software — 0.5%

520,000	B	First Data Corp., Company Guaranteed Notes, 9.875% due 9/24/15 (a)	449,150
240,000	B−	Vangent Inc., Company Guaranteed Notes, 9.625% due 2/15/15	205,200

		Total Software	654,350

Specialty Retail — 1.2%

120,000	BB−	Ace Hardware Corp., Notes, 9.125% due 6/1/16 (a)	108,600
225,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12 (c)	179,438
320,000	B−	Collective Brands Inc., Company Guaranteed Notes, 8.250% due 8/1/13	292,800
275,000	B−	Eye Care Centers of America, Company Guaranteed Notes, 10.750% due 2/15/15	284,969
320,000	B+	Rite Aid Corp., Senior Secured Notes, 7.500% due 3/1/17	267,200
440,000	B+	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	402,600

		Total Specialty Retail	1,535,607

Textiles, Apparel & Luxury Goods — 0.3%

84,000	B+	Oxford Industries Inc., Company Guaranteed Notes, 8.875% due 6/1/11	82,110
390,000	B−	Perry Ellis International Inc., Company Guaranteed Notes, 8.875% due 9/15/13	360,263

		Total Textiles, Apparel & Luxury Goods	442,373

Tobacco — 0.2%

		Alliance One International Inc., Company Guaranteed Notes:
180,000	B+	8.500% due 5/15/12	169,650
40,000	B+	11.000% due 5/15/12	40,900

		Total Tobacco	210,550

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Face
Amount	Rating‡	Security	Value

Trading Companies & Distributors — 0.6%

$245,000	B	Ashtead Capital Inc., Senior Secured Notes, 9.000% due 8/15/16 (a)	$221,725
360,000	BB−	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	313,200
273,000	B	Wesco Distribution Inc., Company Guaranteed Notes, 7.500% due 10/15/17	241,605

		Total Trading Companies & Distributors	776,530

Transportation Infrastructure — 0.1%

		Swift Transportation Co. Inc., Secured Notes:
400,000	B−	10.554% due 5/15/15 (a)(d)	152,000
105,000	B−	12.500% due 5/15/17 (a)	42,000

		Total Transportation Infrastructure	194,000

Wireless Equipment — 0.2%

250,000	BB+	American Tower Corp., Senior Notes, 7.000% due 10/15/17 (a)	250,000

Wireless Telecommunication Services — 3.6%

160,000	B−	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (a)(b)	188,000
490,000	CCC+	Centennial Communication Corp., Senior Notes, 10.000% due 1/1/13 (c)	512,050
505,000	B−	Cricket Communications Inc., Company Guaranteed Notes, 9.375% due 11/1/14	503,106
325,000	B	GCI Inc., Senior Unsecured Notes, 7.250% due 2/15/14	289,250
575,000	BB−	Intelsat Jackson Holdings Ltd., Senior Unsecured Notes, 9.500% due 6/15/16 (a)	580,031
160,000	B	iPCS Inc., Senior Unsecured Notes, 4.926% due 5/1/13 (d)	142,800
45,000	B	MetroPCS Wireless Inc., Senior Unsecured Notes, 9.250% due 11/1/14	44,831
560,000	BB	Millicom International Cellular SA, Senior Notes, 10.000% due 12/1/13	593,600
220,000	BB	Nextel Communications Inc., Company Guaranteed Notes, 6.875% due 10/31/13	181,071
470,000	NR	NII Holdings Inc., Senior Unsecured Notes, 3.125% due 6/15/12	405,963
845,000	CCC+	PAETEC Holding Corp., Company Guaranteed Notes, 9.500% due 7/15/15	688,675
		Rural Cellular Corp.:
70,000	A3 (f)	Senior Notes, 9.875% due 2/1/10	72,100
90,000	Baa1	Senior Subordinated Notes, 5.682% due 6/1/13 (d)	92,250
435,000	BB	Windstream Corp., Company Guaranteed Notes, 8.625% due 8/1/16	432,825

		Total Wireless Telecommunication Services	4,726,552

		TOTAL CORPORATE BONDS & NOTES (Cost — $124,954,667)	115,803,177

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
237,292	NR	Blackrock Capital Finance LP, Series 1996-R1, Class B3, 9.587% due 9/25/26 (d)	80,983
9,243	NR	Ocwen Residential MBS Corp., Series 1998-R1, Class B4, 7.000% due 10/25/40 (d)(i)	277

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $173,515)	81,260

Shares

PREFERRED STOCKS — 1.0%
FINANCIALS — 0.5%
Commercial Banks — 0.3%
410	Bank of America Corp., 7.250%	374,740

Diversified Financial Services — 0.1%
4,700	Federal National Mortgage Association (FNMA), 8.250% (d)	67,445

Real Estate Investment Trusts (REITs) — 0.1%
12,700	FelCor Lodging Trust Inc., 8.000%	196,850

	TOTAL FINANCIALS	639,035

See Notes to Financial Statements.

Schedules of Investments
(continued)

High Yield Investments

Shares	Security	Value

INFORMATION TECHNOLOGY — 0.5%
Networking Products — 0.5%
910	Lucent Technologies Capital Trust I, 7.750%	$619,710

	TOTAL PREFERRED STOCKS (Cost — $1,683,137)	1,258,745

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $126,811,319)	117,143,182

Face
Amount

SHORT-TERM INVESTMENTS (j) — 14.2%
MONEY MARKET FUND — 6.7%
	BBH Securities Lending Trust
$8,735,485	(Cost — $8,735,485) (k)	8,735,485

TIME DEPOSITS — 5.3%
5,200,405	JPMorgan Chase & Co. — London, 1.600% due 9/2/08	5,200,405
1,713,880	Wells Fargo — Grand Cayman, 1.600% due 9/2/08	1,713,880

	TOTAL TIME DEPOSITS (Cost — $6,914,285)	6,914,285

U.S. GOVERNMENT AGENCY — 2.2%
2,900,000	Federal Home Loan Bank (FHLB), Discount Notes, 1.950% due 9/2/08 (Cost — $2,899,843) (l)	2,899,843

	TOTAL SHORT-TERM INVESTMENTS (Cost — $18,549,613)	18,549,613

	TOTAL INVESTMENTS — 104.2% (Cost — $145,360,932#)	135,692,795
	Liabilities in Excess of Other Assets — (4.2%)	(5,433,911)

	TOTAL NET ASSETS — 100.0%	$130,258,884

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Payment-kind security for which part of the income earned maybe paid as additional principal.
(c)	All or a portion of this security is on loan (See Note 1).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.
(e)	Illiquid security.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Security is currently in default.
(h)	Rating by Fitch Ratings Service. All ratings are unaudited.
(i)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(j)	Inclusive of all short term holdings, including collateral received from securities lending activities. Not including such collateral, the percentage of portfolio holdings would be 7.5%.
(k)	Represents investment of collateral received from securities lending transactions.
(l)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $146,647,115.

See pages 134 and 135 for definitions of ratings.

Summary of Investments by Security Type*

Corporate Bonds & Notes	85.3%
Collateralized Mortgage Obligations	0.1
Preferred Stocks	0.9
Short-Term Investments	13.7

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

SOVEREIGN BONDS — 39.0%
Canada — 0.7%
		Province of Ontario Canada:
$300,000	CAD	6.200% due 6/2/31 (a)	$338,025
1,500,000	CAD	4.700% due 6/2/37 (a)	1,408,063
200,000	CAD	Province of Quebec Canada, 5.750% due 12/1/36 (a)	214,490

		Total Canada	1,960,578

France — 6.5%
		Government of France:
6,500,000	EUR	6.500% due 4/25/11 (a)	10,076,695
1,800,000	EUR	4.000% due 10/25/14 (a)	2,607,377
1,900,000	EUR	5.500% due 4/25/29 (a)	3,077,080
200,000	EUR	4.750% due 4/25/35 (a)	295,987
1,800,000	EUR	Series A, 4.000% due 4/25/14 (a)	2,611,920

		Total France	18,669,059

Germany — 8.9%
1,500,000	EUR	Bundesobligatioen, 3.500% due 4/12/13 (a)	2,146,082
		Bundesrepublik Deutschland:
500,000	EUR	3.750% due 1/4/15 (a)	719,657
3,700,000	EUR	5.625% due 1/4/28 (a)	6,105,419
5,100,000	EUR	6.250% due 1/4/24-1/4/30 (a)	8,963,931
600,000	EUR	4.750% due 7/4/34 (a)	897,586
4,600,000	EUR	4.250% due 7/4/14-7/4/39 (a)	6,591,633

		Total Germany	25,424,308

Greece — 2.0%
3,500,000	EUR	Hellenic Republic, 6.500% due 1/11/14 (a)	5,576,985

Ireland — 0.4%
800,000EUR		Irish Government Treasury, Senior Unsubordinated Notes, 4.400% due 6/18/19 (a)	1,148,658

Italy — 0.5%
1,050,000	EUR	Buoni Poliennali Del Tesoro, 4.500% due 5/1/09 (a)	1,540,432

Japan — 18.4%
		Japan Government:
1,480,000,000	JPY	1.100% due 9/20/12 (a)	13,727,516
300,000,000	JPY	0.900% due 12/20/12 (a)	2,756,351
2,420,000,000	JPY	1.500% due 12/20/17	22,578,614
80,000,000	JPY	2.400% due 3/20/34 (a)	750,524
250,000,000	JPY	2.300% due 6/20/35 (a)	2,295,092
1,077,000,000	JPY	2.500% due 9/20/35-9/20/37 (a)	10,300,130

		Total Japan	52,408,227

Netherlands — 0.1%
		Netherlands Government:
200,000	EUR	3.750% due 7/15/14 (a)	286,731
100,000	EUR	4.000% due 1/15/37 (a)	131,914

		Total Netherlands	418,645

Poland — 1.0%
6,280,000	PLN	Poland Government Bond, 6.000% due 5/24/09 (a)	2,749,016

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

United Kingdom — 0.5%
		United Kingdom Treasury Gilt:
$700,000	GBP	4.250% due 6/7/32 (a)	$1,215,975
130,000	GBP	4.750% due 9/7/15-12/7/38 (a)	248,711

		Total United Kingdom	1,464,686

		TOTAL SOVEREIGN BONDS (Cost — $108,998,845)	111,360,594

ASSET-BACKED SECURITIES — 2.4%
Credit Card — 0.7%
		BA Credit Card Trust:
1,300,000		Series 2006-A9, Class A9, 2.498% due 2/15/13 (a)(b)	1,271,062
800,000		Series 2008-A5, Class A5, 3.688% due 12/16/13 (a)(b)	797,932

		Total Credit Card	2,068,994

Student Loan — 1.7%
700,000		Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 2.864% due 4/25/38 (a)(b)	699,986
599,970		Nelnet Student Loan Trust, Series 2008-4, Class A1, 3.330% due 4/27/15 (a)(b)	601,069
		SLM Student Loan Trust:
272,271		Series 2003-6, Class A4, 3.019% due 12/17/18 (a)(b)	267,438
700,000		Series 2008-4, Class A1, 3.480% due 7/25/13 (a)(b)	700,076
1,300,000		Series 2008-7, Class A2, 3.364% due 10/25/17 (a)(b)	1,261,812
		South Carolina Student Loan Corp.:
700,000		Series 2008-1, Class A1, 3.311% due 9/2/14 (a)(b)	698,359
500,000		Series 2008-1, Class A2, 3.361% due 3/1/18 (a)(b)	489,141

		Total Student Loan	4,717,881

		TOTAL ASSET-BACKED SECURITIES (Cost — $6,858,344)	6,786,875

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6%

600,000		Arran Master Trust, Series 2005-B, Class A1, 2.869% due 12/15/12 (a)(b)	577,343
171,668		Banc of America Commercial Mortgage Inc., Series 2007-2, Class A1, 5.421% due 4/10/49 (a)	168,702
298,825		Banc of America Mortgage Securities Inc., Series 2004-4, Class 1A9, 5.000% due 5/25/34 (a)	286,803
		Bear Stearns Adjustable Rate Mortgage Trust:
36,795		Series 2003-7, Class 6A, 4.648% due 10/25/33 (a)(b)	35,521
125,086		Series 2004-2, Class 22A, 4.418% due 5/25/34 (a)(b)	122,479
46,144		Series 2004-2, Class 23A, 4.630% due 5/25/34 (a)(b)	44,373
587,064		Series 2005-2, Class A1, 4.125% due 3/25/35 (a)(b)	546,315
243,465		Series 2005-2, Class A2, 4.125% due 3/25/35 (a)(b)	233,291
360,720		Series 2005-5, Class A1, 4.150% due 8/25/35 (a)(b)	339,770
379,641		Series 2005-5, Class A2, 4.550% due 8/25/35 (a)(b)	360,881
72,776		Series 2007-AR6, Class A1, 4.534% due 8/25/33 (a)(b)	70,473
		Bear Stearns Alt-A Trust:
51,750		Series 2005-7, Class 22A1, 5.504% due 9/25/35 (a)(b)	42,466
280,880		Series 2005-9, Class 24A1, 5.578% due 11/25/35 (a)(b)	232,505
404,304		Series 2006-5, Class 2A2, 6.250% due 8/25/36 (a)(b)	263,687
624,084		Series 2006-6, Class 32A1, 5.778% due 11/25/36 (a)(b)	420,506
255,465		Bear Stearns Structured Products Inc., Series 2007-R6, Class 1A1, 5.672% due 1/26/36 (a)(b)	209,675
5,000,000		Canada Housing Trust, 3.950% due 6/15/13 (a)	4,788,043
600,000		Chase Issuance Trust, Series 2006-A3, Class A3, 2.478% due 7/15/11 (a)(b)	596,544
900,000		Commercial Mortgage Pass Through Certificates, Series 2006-CN2A, Class A2FL, 2.708% due 2/5/19 (a)(b)(d)	865,125
		Countrywide Alternative Loan Trust:
525,974		Series 2006-OA1, Class 2A1, 3.398% due 3/20/46 (a)(b)	332,383
176,703		Series 2007-11T1, Class A12, 2.822% due 5/25/37 (a)(b)	94,593
86,897		Series 2007-16CB, Class 5A1, 6.250% due 8/25/37 (a)	54,289
175,924		Series 2007-7T2, Class A9, 6.000% due 4/25/37 (a)	109,081

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6% — (continued)

	Countrywide Asset-Backed Certificates:
$280,806	Series 2005-15, Class A, 2.582% due 10/25/46 (a)(b)	$272,857
199,750	Series 2006-17, Class 2A1, 2.522% due 3/25/47 (a)(b)	195,039
	Countrywide Home Loan Mortgage Pass Through Trust:
22,935	Series 2004-12, Class 11A1, 4.732% due 8/25/34 (a)(b)	18,224
80,101	Series 2005-11, Class 3A1, 4.914% due 4/25/35 (a)(b)	69,741
365,603	Series 2005-2, Class 1A1, 2.792% due 3/25/35 (a)(b)	202,144
48,338	Series 2005-3, Class 2A1, 2.762% due 4/25/35 (a)(b)	31,440
306,321	Series 2005-9, Class 1A3, 2.702% due 5/25/35 (a)(b)	199,233
203,728	Series 2005-HYB9, Class 3A2A, 5.250% due 2/20/36 (a)(b)	161,969
93,056	Credit Suisse Mortgage Capital Certificates, Series 2007-5R, Class7/26/36 (a)(c)	66,752
93,774	CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A1, 4.557% due 8/25/33 (a)(b)	91,905
	CSAB Mortgage Backed Trust:
18,119	Series 2006-1, Class A1A, 2.572% due 6/25/36 (a)(b)	18,074
400,000	Series 2006-4, Class A6A, 5.684% due 12/25/36 (a)(b)	251,384
	Federal Home Loan Mortgage Corp. (FHLMC):
293,321	REMICS, Series 2391, Class FJ, 2.988% due 4/15/28 (a)(b)	290,680
679,622	Series 3174, Class FM, 2.728% due 5/15/36 (a)(b)	661,854
121,603	Structured Pass Through Securities Series T-35, Class A, 2.752% due 9/25/31 (a)(b)	113,515
174,953	Structured Pass Through Securities Series T-62, Class 1A1, 4.490% due 10/25/44 (a)(b)	168,184
	First Horizon Asset Securities Inc.:
11,711	Series 2003-AR2, Class 2A1, 4.426% due 7/25/33 (a)(b)	11,537
47,650	Series 2003-AR4, Class 2A1, 4.382% due 12/25/33 (a)(b)	45,007
1,300,000	Ford Credit Auto Owner Trust, Series 2008-C, Class A2B, 3.388% due 1/15/11 (a)(b)	1,297,106
178,670	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.500% due 9/25/34 (a)	175,746
	Government National Mortgage Association (GNMA):
635,245	Series 2004-68, Class ZC, 6.000% due 8/20/34 (a)	633,283
3,723,413	Series 2007-2, Class PA, 5.500% due 6/20/35 (a)	3,806,524
43,055	GSR Mortgage Loan Trust, Series 2003-1, Class A2, 4.511% due 3/25/33 (a)(b)	40,796
	Harborview Mortgage Loan Trust:
89,839	Series 2003-1, Class A, 5.150% due 5/19/33 (a)(b)	85,162
76,757	Series 2006-12, Class 2A2A, 3.220% due 1/19/38 (a)(b)	46,961
276,172	Series 2006-SB1, Class A1A, 3.705% due 12/19/36 (a)	159,617
163,103	Indymac Residential Asset Backed Trust, Series 2006-D, Class 2A1, 2.522% due 11/25/36 (a)(b)	160,662
36,600,000	JLOC Ltd., Series 36A, Class A1, 1.154% due 2/16/16 (a)(b)(d)	332,900
203,253	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 2A1, 5.550% due 10/25/36 (a)(b)	164,266
	JP Morgan Mortgage Trust:
63,587	Series 2001-A1, Class 6T1, 5.023% due 2/25/35 (a)(b)	56,667
59,650	Series 2003-A2, Class 3A1, 4.384% due 11/25/33 (a)(b)	58,276
569,540	Series 2005-A8, Class 1A1, 5.402% due 11/25/35 (a)(b)	510,214
	Lehman XS Trust:
153,755	Series 2006-12N, Class A1A1, 2.552% due 8/25/46 (a)(b)	151,230
135,950	Series 2006-GP1, Class A1, 2.562% due 5/25/46 (a)(b)	132,986
600,000	Locat Securitisation Vehicle S.r.l., Series 2006-4, Class A2, 5.119% due 12/12/28 (a)(b)	842,580
44,838	Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.752% due 10/25/34 (a)(b)	35,151
75,846	Mastr Adjustable Rate Mortgages Trust, Series 2004-6, Class A4, 4.126% due 7/25/34 (a)(b)	72,956
	Merrill Lynch Mortgage Investors Inc.:
34,743	Series 2003-A2, Class 1A1, 6.027% due 2/25/33 (a)(b)	34,118
274,717	Series 2005-2, Class 1A, 4.353% due 10/25/35 (a)(b)	260,212
82,655	Series 2005-A8, Class A3A2, 2.722% due 8/25/36 (a)(b)	58,439
700,000	Series 2008-LAQA, Class A1, 2.818% due 7/9/21 (c)(e)	643,538
564,658	Opteum Mortgage Acceptance Corp., 2.732% due 7/25/35 (a)(b)	469,868
700,000	Permanent Financing PLC, Series 4, Class 5A2, 5.887% due 6/10/42 (a)(b)	1,224,428
	Puma Finance Ltd.:
568,125	Series G5, Class A1, 2.881% due 2/21/38 (a)(b)(c)(d)	539,440
202,920	Series P10, Class BA, 7.510% due 7/12/36 (a)(b)(e)	171,403
701,316	Series P11, Class BA, 7.470% due 8/22/37 (a)(b)	581,754

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 13.6% — (continued)

		Residential Accredit Loans Inc.:
$611,882		Series 2006-Q03, Class A1, 2.682% due 4/25/46 (a)(b)	$388,579
183,281		Series 2007-QO2, Class A1, 2.622% due 2/25/47 (a)(b)	99,717
74,029		Residential Asset Securitization Trust, Series 2005-A15, Class 5A1, 5.750% due 2/25/36 (a)	58,247
470,286		Silver Arrow S.A. Series 2, Class A, 4.585% due 8/15/14 (a)(b)	685,374
108,884		Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A1, 2.522% due 10/25/36 (a)(b)	107,949
		Structured Adjustable Rate Mortgage Loan Trust:
41,682		Series 2004-1, Class 4A1, 4.180% due 2/25/34 (a)(b)	35,762
135,266		Series 2004-19, Class 2A1, 4.255% due 1/25/35 (a)(b)	91,394
77,893		Series 2004-4, Class 3A2, 4.590% due 4/25/34 (a)(b)	72,327
		Structured Asset Mortgage Investments Inc.:
157,939		Series 2005-AR2, Class 2A1, 2.702% due 5/25/45 (a)(b)	106,788
200,867		Series 2005-AR8, Class A1A, 2.752% due 2/25/36 (a)(b)	130,841
693,511		Series 2006-AR3, Class 12A1, 2.692% due 5/25/36 (a)(b)	427,331
124,398		Series 2006-AR5, Class 1A1, 2.682% due 5/25/46 (a)(b)	78,344
292,229		Series 2007-AR6, Class A1, 4.579% due 8/25/47 (a)(b)	172,710
		Swan Trust:
660,270		Series 2006-1E, Class A1, 2.884% due 5/12/37 (a)(c)	635,602
848,919		Series 2006-1E, Class A2, 7.450% due 5/12/37 (a)(b)	704,166
624,181		Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 2.592% due 9/25/46 (a)(b)	601,615
995,449		Torrens Trust, Series 2007-1, Class A, 7.873% due 10/19/38 (a)(b)(c)	828,705
1,300,000		Turquoise Card Backed Securities PLC., Series 2007-1, Class A, 2.537% due 6/15/12 (a)(b)	1,259,578
		Wachovia Bank Commercial Mortgage Trust:
700,000		Series 2005-APB, Class C17, 5.037% due 3/15/42 (a)	680,692
500,000		Series 2006-C28, Class A4, 5.572% due 10/15/48 (a)	462,191
617,546		Series 2006-WL7A, Class A1, 2.578% due 9/15/21 (a)(b)(d)	576,724
78,712		WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR5, Class A3, 4.019% due 7/25/46 (a)(b)	45,077
		WaMu Mortgage Pass Through Certificates:
174,096		Series 2005-AR13, Class A1A1, 2.762% due 10/25/45 (a)(b)	110,473
292,816		Series 2006-AR13, Class 2A, 4.329% due 10/25/46 (a)(b)	199,342
24,779		WaMu Mortgage Pass Through Certificates, Series 2003-AR5, Class A7, 4.565% due 6/25/33 (a)(b)	24,158
		Washington Mutual Inc.:
9,222		Series 2001-7, Class A, 4.472% due 5/25/41 (a)(b)	8,466
4,158		Series 2002-AR9, Class 1A, 4.479% due 8/25/42 (a)(b)	3,724
842,944		Series 2003-AR9, Class 1A5, 4.159% due 9/25/33 (a)(b)	842,296
2,000,000		Series 2003-AR9, Class 1A6, 4.159% due 9/25/33 (a)(b)	2,002,913
401,279		Series 2006-AR3, Class A1A, 4.079% due 2/25/46 (a)(b)	252,511
179,724		Series 2006-AR4, Class 2A1A, 4.329% due 5/25/46 (a)(b)	149,669
		Wells Fargo Mortgage Backed Securities Trust:
591,236		Series 2006-AR2, Class 2A1, 4.950% due 3/25/36 (a)(b)	529,554
159,205		Series 2006-AR8, Class 1A1, 5.577% due 4/25/36 (a)(b)	151,689

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $40,256,919)	38,935,178

CORPORATE BONDS & NOTES — 38.3%
Australia — 0.3%
324,622	EUR	Crusade Global Trust, 5.106% due 11/19/37 (b)	453,042
500,000		National Australia Bank, Subordinated Notes, 3.253% due 6/19/17 (a)(b)	459,858

		Total Australia	912,900

Canada — 1.2%
1,400,000	CAD	Broadway Credit Card Trust Subordinated Notes, 5.234% due 6/17/11 (a)	1,335,739
1,500,000	CAD	Golden Credit Card Trust, 5.106% due 4/15/11 (a)	1,431,516
200,000	CAD	HSBC Financial Corp., Ltd., Company Guaranteed Notes, 3.470% due 5/3/12 (a)(b)	188,283
600,000		Suncor Energy Inc., Senior Unsecured, 6.100% due 6/1/18 (a)	596,933

		Total Canada	3,552,471

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

Cayman Island — 1.0%
$500,000	EUR	Hutchison Whampoa Finance Ltd., 5.875% due 7/8/13 (a)	$716,033
1,000,000		Mizuho Finance Subordinated Notes, 8.375% due 12/31/49 (a)	1,001,673
		MUFG Capital Finance:
900,000		1 Ltd. Subordinated Notes, 6.346% due 12/31/49 (a)(b)	778,266
200,000	EUR	2 Ltd. Senior Subordinated Notes, 4.850% due 12/31/49 (a)(b)	219,613

		Total Cayman Island	2,715,585

Denmark — 1.0%
2,400,000	DKK	Nykredit A/S Secured Notes, 4.000% due 1/1/10 (a)	463,985
1,100,000	DKK	Realkredit Danmark, 4.000% due 1/1/10 (a)	212,833
11,956,279	DKK	Realkredit Danmark A/S Secured Notes, 5.000% due 10/1/38 (a)(b)	2,204,406

		Total Denmark	2,881,224

France — 0.5%
300,000	EUR	Caisse Nationale des Caisses d’Epargne et de Prevoyance Subordinated Notes, 6.117% due 12/31/49 (a)(b)	351,111
500,000	EUR	CM-CIC Covered Bonds Secured Notes, 5.250% due 6/9/10	735,990
300,000	EUR	France Telecom SA, Senior Unsubordinated Medium-Term Note, 7.250% due 1/28/13 (a)	472,095

		Total France	1,559,196

Germany — 3.6%
1,400,000		Deutsche Bank AG London, Notes, 4.875% due 5/20/13 (a)	1,374,701
100,000		Deutsche Telekom International Finance BV, Company Guaranteed Notes, 8.750% due 6/15/30 (a)	110,499
4,700,000	GBP	Kreditanstalt Fuer Wiederaufbau, 5.500% due 12/7/15 (a)	8,795,733

		Total Germany	10,280,933

Greece — 0.2%
370,000	EUR	Public Power Corp., Notes, 4.500% due 3/12/09 (a)	540,983

Iceland — 0.1%
200,000		Landsbanki Islands HF, 3.511% due 8/25/09 (a)(b)(d)	186,508

Ireland — 0.9%
900,000	GBP	General Electric Capital UK Funding, 6.000% due 4/11/13	1,631,529
800,000		TransCapitalInvest Ltd. for OJSC AK Transneft, Secured Notes, 8.700% due 8/7/18 (a)(d)	805,758

		Total Ireland	2,437,287

Italy — 0.4%
720,000	EUR	Telecom Italia SpA, Medium-Term Note, 6.250% due 2/1/12 (a)	1,064,263

Japan — 0.8%
200,000	EUR	Bank of Tokyo-Mitsubishi UFJ Ltd., Subordinated Notes, 3.500% due 12/16/15 (a)(b)	274,837
400,000		Resona Bank Ltd., Subordinated Notes, 5.850% due 12/31/49 (a)(b)(d)	322,302
		Sumitomo Mitsui:
100,000,000	JPY	1.418% due 12/31/49 (a)(c)	906,666
100,000,000	JPY	1.594% due 12/31/49 (a)	922,459

		Total Japan	2,426,264

Luxembourg — 0.1%
400,000		Covidien International Finance SA, Senior Unsecured Notes, 6.000% due 10/15/17 (a)	406,165

Netherlands — 1.8%
		Rabobank Nederland NV.:
2,400,000		Notes, 3.209% due 5/19/10 (a)(b)(d)	2,397,602
700,000		Senior Notes, 2.811% due 1/15/09 (a)(b)(d)	699,712
1,900,000		SovRisc BV, Notes, 5.250% due 4/30/11 (d)(e)	1,985,578

		Total Netherlands	5,082,892

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

New Zealand — 0.3%
$900,000		ANZ National International Ltd./New Zealand, Bank Guaranteed Notes, 6.200% due 7/19/13 (a)(d)	$903,781

Portugal — 0.5%
1,000,000	EUR	Banco Espírito Santo e Comercial de Lisboa, 5.500% due 7/21/10 (a)	1,471,446

South Korea — 0.2%
400,000	EUR	The Export — Import Bank of Korea, 5.750% due 5/22/13 (a)	569,924

Spain — 1.8%
2,000,000	EUR	Banco Bilbao Vizcaya Argentaria SA Subordinated Notes, 3.750% due 11/23/11 (a)	2,824,017
600,000	EUR	Caixa Estalvis Catalunya, Secured Notes, 5.000% due 5/19/10 (a)	874,607
1,400,000		Santander Perpetual SA Unipersonal Subordinated Notes, 6.671% due 12/31/49 (a)(b)(d)	1,333,961

		Total Spain	5,032,585

Switzerland — 1.6%
700,000		Credit Suisse Group New York, Senior Unsecured Notes, 5.000% due 5/15/13 (a)	682,521
		UBS AG Stamford Branch:
		Notes:
1,300,000		3.983% due 6/19/10 (a)(b)	1,299,013
900,000		5.875% due 12/20/17 (a)	878,925
1,400,000		5.750% due 4/25/18 (a)	1,342,720
300,000		Senior Unsecured Notes, 3.714% due 5/5/10 (a)(b)	299,073

		Total Switzerland	4,502,252

United Kingdom — 2.5%

		Barclays Bank PLC:
1,400,000		Senior Unsecured Notes, 5.450% due 9/12/12 (a)	1,402,154
200,000		Subordinated Notes, 6.050% due 12/4/17 (a)(d)	188,710
200,000	GBP	HBOS Capital Funding LP. Subordinated Notes, 9.540% due 12/31/49 (b)	368,664
		HBOS PLC:
1,700,000	EUR	Notes, 5.625% due 5/23/13	2,432,610
		Subordinated Notes:
600,000		6.750% due 5/21/18 (a)(d)	542,816
200,000		5.920% due 12/31/49 (a)(b)(d)	129,629
300,000	CAD	National Grid PLC, Medium-Term Note, 4.980% due 6/22/11 (e)	283,712
1,000,000		Pearson Dollar Finance PLC, Company Guaranteed Notes, 5.700% due 6/1/14 (a)(d)	986,027
400,000	EUR	Royal Bank of Scotland Group PLC, Subordinated Notes, 7.092% due 12/31/49 (a)(b)	484,166
100,000		Tate & Lyle International Finance PLC, 5.000% due 11/15/14 (a)(d)	91,535
100,000		XL Capital Europe PLC, 6.500% due 1/15/12 (a)	94,996

		Total United Kingdom	7,005,019

United States — 19.5%

100,000		Ace INA Holdings Inc., 5.875% due 6/15/14 (a)	100,862
1,000,000		Alcoa Inc., Senior Unsecured Notes, 6.000% due 1/15/12 (a)	1,010,910
1,800,000		Allstate Life Global Funding II, Senior Unsecured Notes, 3.461% due 5/21/10 (a)(b)	1,786,175
		American Express Bank FSB, Senior Unsecured Notes:
800,000		2.532% due 4/26/10 (a)(b)	787,844
1,300,000		2.599% due 5/29/12 (a)(b)	1,219,919
800,000		2.637% due 6/12/12 (a)(b)	744,949
500,000		American Express Credit Card Corp. Medium-Term Note, 2.547% due 4/6/09 (a)(b)	495,317
1,000,000		American General Finance Corp., Notes, 6.900% due 12/15/17 (a)	802,340
600,000		American International Group Inc. Subordinated Notes, 8.175% due 5/15/58 (a)(b)(d)	464,495
1,000,000		Amgen Inc., Senior Notes, 6.150% due 6/1/18 (a)	1,030,520
		AT&T Inc.:
300,000		Notes, 6.500% due 9/1/37 (a)	289,658
1,500,000		Senior Unsecured Notes, 6.300% due 1/15/38 (a)	1,419,008
300,000		Avnet Inc., Senior Unsecured Notes, 6.625% due 9/15/16 (a)	297,056

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

United States — (continued)

		Bank of America Corp.:
$900,000		Senior Unsecured Notes, 5.750% due 12/1/17 (a)	$841,043
900,000	EUR	Subordinated Notes, 4.750% due 5/23/17 (a)(b)	1,213,943
1,100,000		Bank of America NA, Senior Unsecured, 3.760% due 6/23/10 (a)(b)	1,099,413
		Bear Stearns Cos., Inc.:
700,000		Notes, 6.950% due 8/10/12 (a)	727,698
		Senior Unsecured Notes:
2,000,000		6.400% due 10/2/17 (a)	1,995,300
5,000,000		7.250% due 2/1/18 (a)	5,189,470
100,000		Capital One Financial Corp., Medium-Term, Senior Unsecured Notes, 5.700% due 9/15/11 (a)	93,934
1,000,000		Cleveland Electric Illuminating Co., Senior Unsecured Notes, 5.700% due 4/1/17 (a)	939,290
200,000		CNA Financial Corp., Senior Unsecured Notes, 6.000% due 8/15/11 (a)	202,920
1,100,000		Computer Sciences Corp., Senior Unsecured Notes, 6.500% due 3/15/18 (a)(d)	1,115,942
500,000		Consolidated Edison Co. of New York Inc., Senior Unsecured Notes, 5.850% due 4/1/18 (a)	505,854
50,309		Countrywide Alternative Loan Trust, 5.250% due 6/25/35 (a)	43,677
100,000		Daimler Finance North America LLC, Company Guaranteed Notes, 5.750% due 9/8/11 (a)	100,445
200,000		DR Horton Inc., 4.875% due 1/15/10 (a)	188,000
500,000		Duke Energy Carolinas LLC, 1St Mortgage Secured Notes, 6.050% due 4/15/38 (a)	488,984
400,000		El Paso Performance-Linked Trust, Notes, 7.750% due 7/15/11 (a)(d)	406,399
1,000,000		GATX Financial Corp., Senior Notes, 5.500% due 2/15/12 (a)	1,006,227
2,000,000		General Electric Capital Corp., Senior Unsecured Notes, 5.875% due 1/14/38 (a)	1,806,798
900,000		Genworth Global Funding Trusts Secured Notes, 2.879% due 2/10/09 (a)(b)	893,471
		GMAC LLC:
200,000		Notes, 3.951% due 9/23/08 (a)(b)	200,125
200,000		Senior Unsecured Notes, 6.750% due 12/1/14 (a)	108,711
		Goldman Sachs Group Inc., Senior Unsecured Notes:
300,000		5.450% due 11/1/12	299,015
1,000,000	EUR	5.375% due 2/15/13 (a)	1,410,361
200,000		3.654% due 3/22/16 (a)(b)	175,256
100,000		HJ Heinz Finance Co., 6.000% due 3/15/12 (a)	103,057
1,000,000		Home Depot Inc., Senior Unsecured Notes, 5.400% due 3/1/16 (a)	906,192
300,000		HSBC Finance Corp., Medium-Term Note, 2.906% due 9/15/08 (a)(b)	300,000
300,000		iStar Financial Inc., 5.150% due 3/1/12 (a)	219,164
600,000		JPMorgan Chase & Co., Senior Unsecured Notes, 6.400% due 5/15/38 (a)	559,047
1,500,000		JPMorgan Chase Bank NA, Subordinated Notes, 6.000% due 10/1/17 (a)	1,454,490
300,000		JPMorgan Chase Capital XX Subordinated Notes, 6.550% due 9/29/36 (a)	247,547
350,000		Kinder Morgan Energy Partners LP, Senior Unsecured Notes, 5.950% due 2/15/18 (a)	340,514
		Lehman Brothers Holdings Inc., Senior Unsecured Notes:
1,900,000		2.950% due 5/25/10 (a)(f)(k)	1,736,781
600,000		6.875% due 5/2/18 (a)(f)(k)	559,572
500,000		Limited Brands Inc., Senior Unsecured Notes, 6.900% due 7/15/17 (a)	435,757
1,000,000		Macy’s Retail Holdings Inc. Company Guaranteed Notes, 5.900% due 12/1/16 (a)	864,807
400,000		Mandalay Resort Group, Senior Unsecured Notes, 6.500% due 7/31/09 (a)	394,000
1,000,000		Marsh & McLennan Cos., Inc., Senior Unsecured Notes, 5.375% due 7/15/14 (a)	956,147
700,000		Merrill Lynch & Co., Inc., Notes, 3.310% due 3/23/10 (a)(b)	652,884
1,000,000		Metropolitan Life Global Funding I, Senior Secured Notes, 2.847% due 5/17/10 (a)(b)(d)	987,965
		Morgan Stanley:
900,000		Notes, 2.913% due 2/9/09 (a)(b)	892,062
		Senior Unsecured Notes:
800,000		4.904% due 5/14/10 (a)(b)	791,229
800,000		6.000% due 4/28/15 (a)	737,851
1,000,000		Nabors Industries Inc., Company Guaranteed Notes, 6.150% due 2/15/18 (a)(d)	985,560
1,000,000		Norfolk Southern Corp., Senior Unsecured Notes, 5.257% due 9/17/14 (a)	1,011,017
540,000	EUR	Pemex Project Funding Master Trust, 6.250% due 8/5/13 (a)(d)	797,202
800,000		Popular North America Inc., Medium-Term Note, Series F, 3.191% due 4/6/09 (a)(b)	796,371

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†	Security	Value

United States — (continued)

	Pricoa Global Funding I. Notes:
$1,200,000	2.896% due 1/30/12 (a)(b)(d)	$1,155,317
1,600,000	2.939% due 6/26/12 (a)(b)(d)	1,535,866
600,000	Principal Life Income Funding Trusts Senior Secured Notes, 5.300% due 4/24/13 (a)	599,881
1,000,000	Prologis, Secured Notes, 5.625% due 11/15/15 (a)	897,347
146,146	Residential Asset Securitization Trust, 2.872% due 1/25/46 (a)(b)	103,344
200,000	Ryder System Inc., Medium-Term Note, 3.500% due 3/15/09 (a)	199,832
200,000	Sealed Air Corp., 6.950% due 5/15/09 (a)(d)	202,400
500,000	Simon Property Group LP, Senior Unsecured Notes, 5.250% due 12/1/16 (a)	449,757
1,000,000	Starwood Hotels & Resorts Worldwide Inc., Notes, 6.750% due 5/15/18 (a)	907,911
500,000	US BanCorp., Notes, 2.500% due 4/28/09 (a)(b)	500,010
1,000,000	Wachovia Bank NA Senior Unsecured Notes, 3.250% due 3/23/09 (a)(b)	998,427

	Total United States	55,780,637

	TOTAL CORPORATE BONDS & NOTES (Cost — $112,819,454)	109,312,315

MORTGAGE-BACKED SECURITIES — 31.0%

FHLMC — 4.5%

	Federal Home Loan Mortgage Corp. (FHLMC):
1,400,000	3.500% due 3/25/11 (a)	1,386,888
572,586	4.500% due 2/15/20 (a)	565,018
116,487	4.000% due 6/15/22 (a)	116,481
2,295,381	5.000% due 3/1/48 (a)	2,149,140
2,291,395	5.500% due 3/1/48 (a)	2,224,622
	Gold:
170,623	4.500% due 2/1/10 (a)	172,294
352,626	4.000% due 3/1/10 (a)	352,132
3,696,395	5.000% due 8/1/35-5/1/38 (a)	3,485,078
2,440,727	5.500% due 4/1/38-9/1/38 (g)	2,393,551

	Total FHLMC	12,845,204

FNMA — 14.0%

	Federal National Mortgage Association (FNMA):
700,000	5.480% due 7/1/18 (a)(b)(c)	704,920
1,000,000	5.700% due 8/1/18 (a)(c)	1,003,043
122,494	2.572% due 1/25/21 (a)(b)	120,381
433,977	4.503% due 11/1/34 (a)(b)	436,743
420,968	6.500% due 11/1/36-8/1/37 (a)	433,315
3,318,163	5.000% due 8/1/37-9/1/38 (g)	3,146,027
24,243,894	5.500% due 5/1/34-11/1/38 (g)	23,966,350
10,025,909	6.000% due 7/1/36-7/25/44 (a)	10,133,150

	Total FNMA	39,943,929

GNMA — 12.5%

	Government National Mortgage Association (GNMA):
14,500,000	6.500% due 9/1/38 (g)	14,937,262
20,400,000	6.000% due 9/1/38-9/20/38	20,697,567

	Total GNMA	35,634,829

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $88,108,209)	88,423,962

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount†		Security	Value

MUNICIPAL BONDS — 0.8%

United States — 0.8%

$200,000		Buckeye Ohio Tobacco Settlement, 5.88%, expires 6/1/47 (a)	$162,240
1,100,000		Chicago Transit Authority, Revenue Bonds, Series A, 6.30%, expires 12/1/21 (a)	1,144,825
100,000		Puerto Rico Sales Tax Financing Corp., 5.14%, expires 8/1/54 (a)(h)	6,657
900,000		State of California, GO, 5.00%, expires 11/1/37 (a)	879,678
100,000		Tobacco Settlement Financing Corp./NJ, 5.00%, expires 6/1/41 (a)	71,471

		Total United States	2,264,871

		TOTAL MUNICIPAL BONDS (Cost — $2,279,563)	2,264,871

Contracts

PURCHASED OPTIONS — 0.7%

Germany — 0.0%
9	EUR	Eurodollar Futures, Put @ $103.00, expires 11/21/08	132

United States — 0.7%

14,000,000		Euro vs. U.S. Dollar, Call @ $107.00, expires 10/7/08	0
12,000,000		Euro vs. U.S. Dollar, Put @ $85.00, expires 10/15/08	0
12,500,000		Euro vs. U.S. Dollar, Put @ $91.00, expires 10/16/08	15
2,200,000	EUR	Euro vs. U.S. Dollar, Put @ $1.39, expires 7/8/10	128,381
2,200,000	EUR	Euro vs. U.S. Dollar, Call @ $1.39, expires 7/8/10	215,281
62,000,000		Swaption, 3 Month LIBOR, Call @ $3.50, expires 2/2/09	334,387
20,700,000		Swaption, 3 Month LIBOR, Call @ $4.25, expires 7/6/09	262,580
2,300,000		Swaption, 3 Month LIBOR, Call @ $3.45, expires 8/3/09	11,952
5,200,000		Swaption, 3 Month LIBOR, Call @ $3.45, expires 8/3/09	27,022
47,800,000		Swaption, 3 Month LIBOR, Call @ $3.50, expires 8/3/09	264,547
17,900,000		Swaption, 3 Month LIBOR, Call @ $3.85, expires 8/3/09	148,991
17,600,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 8/28/09	384,597
3,700,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 8/28/09	80,853
8,600,000		Swaption, 3 Month LIBOR, Call @ $5.00, expires 8/28/09	187,928
10,000,000	EUR	Swaption, 6 Month EUR LIBOR, Call @ $4.00, expires 9/14/09	49,425
471		U.S. Treasury Notes 10 Year Futures, Call @ $135.00, expires 11/21/08	7,359

		Total United States	2,103,318

		TOTAL PURCHASED OPTIONS (Cost — $1,938,950)	2,103,450

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $361,260,284)	359,187,245

Face
Amount

SHORT-TERM INVESTMENTS — 13.1%
TIME DEPOSITS — 1.5%

$56,461,667	JPY	Bank of America — London, 0.010% due 9/2/08	521,369
		BBH — Grand Cayman:
43,787	SEK	3.450% due 9/2/08	6,697
30,123	NZD	7.050% due 9/2/08	20,639

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Face
Amount		Security	Value

TIME DEPOSITS — (continued)

		JPMorgan Chase & Co. — London:
$267,700	CAD	2.100% due 9/2/08	$251,905
748,729	EUR	3.530% due 9/2/08	1,085,545
787,567	DKK	3.700% due 9/2/08	153,162
116,184	GBP	4.240% due 9/2/08	206,436
322,179	AUD	Wachovia — London, 6.098% due 9/2/08	269,390
1,897,693		Wells Fargo — Grand Cayman, 1.600% due 9/2/08	1,897,693

		TOTAL TIME DEPOSITS (Cost — $4,413,136)	4,412,836

COMMERCIAL PAPER — 7.3%
5,600,000		Bank of America Corp., Discount Notes, 2.700% due 9/9/08 (a)(h)	5,596,640
2,000,000		Bank of Scottland PLC, Senior Unsecured Notes, 2.860% due 12/3/08 (a)(h)	1,985,120
2,000,000		CBA Delaware Finance Inc., 2.620% due 10/8/08 (a)(h)	1,994,717
6,000,000		Intesa Funding LLC, 2.650% due 10/21/08 (a)(h)	5,977,917
5,200,000		UBS Finance Delaware LLC, Discount Notes, 2.630% due 9/2/08 (a)(h)	5,199,621

		TOTAL COMMERCIAL PAPER (Cost — $20,754,015)	20,754,015

REPURCHASE AGREEMENT — 3.5%
10,000,000		Credit Suisse Securities (USA) LLC repurchase agreement dated 8/29/08, 1.970% due 9/2/08, Proceeds at maturity — $10,002,189; (Fully collateralized by U.S. Treasury Notes 4.875% due 2/15/17; Market Value — $10,242,709) (a)(h)	10,000,000

U.S. GOVERNMENT OBLIGATION — 0.8%
2,300,000		U.S. Cash Management Bill, 1.610% due 9/15/08 (Cost — $2,298,578) (a)(h)(i)	2,298,578

		TOTAL SHORT-TERM INVESTMENTS (Cost — $37,465,729)	37,465,429

		TOTAL INVESTMENTS — 138.9% (Cost — $398,725,713#)	396,652,674
		Liabilities in Excess of Other Assets — (38.9%)	(111,100,068)

		TOTAL NET ASSETS — 100.0%	$285,552,606

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts, extended settlements, written options, swap contracts, foreign currency contracts, TBA’s and short sales.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security maybe resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(e)	Illiquid security.
(f)	Security is currently in default.
(g)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(h)	Rate shown represents yield-to-maturity.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Security in default as of September 15, 2008.
#	Aggregate cost for federal income tax purposes is $402,084,329.

See pages 134 and 135 for definitions of ratings.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments
Abbreviation used in this schedule:

LIBOR — London Interbank Offered Rate
Summary of Investments by Security Type*

Sovereign Bonds	28.1%
Corporate Bonds & Notes	27.6
Mortgage-Backed Securities	22.3
Collateralized Mortgage Obligations	9.8
Asset-Backed Securities	1.7
Municipal Bonds	0.6
Purchased Options	0.5
Short-Term Investments	9.4

100.0%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Schedule of Written Options

Contracts		Security Name	Expiration Date	Strike Price	Value

United Kingdom
105	GBP	90 Day Sterling Futures, Put	6/17/09	$93.00	$4,775
53	GBP	90 Day Sterling Futures, Put	12/16/09	92.00	1,807

		Total United Kingdom			6,582

United States
620,000	EUR	Euro vs. U.S. Dollar, Call	9/11/08	1.52	476
84	EUR	Eurodollar Futures, Put	3/16/09	95.25	60,059
5,000,000		Fannie Mae TBA, Call	10/24/08	96.92	32,888
3,000,000		Fannie Mae TBA, Put	10/24/08	99.41	15,396
2,900,000	EUR	Swaption, 6 Month EUR-LIBOR, Put	6/10/09	5.29	11,457
2,900,000	EUR	Swaption, 6 Month EUR-LIBOR, Call	6/10/09	5.29	62,555
3,200,000	EUR	Swaption, 3 Month EUR-LIBOR, Call	9/14/09	4.23	44,691
21,000,000		Swaption, 3 Month LIBOR, Call	2/2/09	4.25	297,411
6,900,000		Swaption, 3 Month LIBOR, Call	7/6/09	4.90	258,156
20,800,000		Swaption, 3 Month LIBOR, Call	8/3/09	4.30	391,525
1,000,000		Swaption, 3 Month LIBOR, Call	8/3/09	4.15	15,946
1,700,000		Swaption, 3 Month LIBOR, Call	8/3/09	4.40	37,200
6,000,000		Swaption, 3 Month LIBOR, Call	8/3/09	4.55	155,709
2,900,000		Swaption, 3 Month LIBOR, Call	8/28/09	5.32	156,450
5,900,000		Swaption, 3 Month LIBOR, Call	8/28/09	5.32	318,295
1,200,000		Swaption, 3 Month LIBOR, Call	8/28/09	5.32	64,738
1,400,000		U.S. Dollar vs. Brazilian Real, Call	9/19/08	1.65	10,569
36		U.S. Treasury Notes 10-Year Future, Put	9/26/08	113.50	11,250

		Total United States			1,944,771

		TOTAL WRITTEN OPTIONS (Premiums received — $1,911,388)			$1,951,353

See Notes to Financial Statements.

Schedules of Investments
(continued)

International Fixed Income Investments

Schedule of Securities Sold Short

Face
Amount	Security	Value

	Federal National Mortgage Association (FNMA)
$11,200,000	6.500% due 9/01/38 (a)	$11,520,253
2,100,000	5.500% due 9/01/38-11/01/38 (a)	2,064,078
27,200,000	6.000% due 9/01/38-11/01/38 (a)	27,462,132
	Government National Mortgage Association (GNMA)
4,000,000	6.000% due 9/01/38 (a)	4,059,376
	U.S. Treasury Notes
3,700,000	2.750% due 2/28/13	3,663,004
600,000	2.500% due 3/31/13	587,156
700,000	3.125% due 4/30/13	703,008
1,900,000	3.375% due 6/30/13	1,927,387
7,700,000	5.125% due 5/15/16	8,525,948
3,700,000	4.625% due 11/15/16	3,964,494
29,350,000	4.500% due 11/15/15-5/15/17	31,180,342
500,000	3.500% due 2/15/18	490,078
5,860,000	3.875% due 5/15/18	5,896,168

	TOTAL OPEN SHORT SALES (Proceeds — $101,331,065)	$102,043,424

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 100.4%

Alabama — 1.0%

$1,000,000	Aa3 (a)	Alabama State Board of Education, Revenue, Jefferson State Community College, AMBAC-Insured, 5.000% due 10/1/22	$1,023,890

Alaska — 1.9%

1,750,000	AA	North Slope Boro Alaska, GO, Series A, MBIA-Insured, 5.000% due 6/30/16	1,887,182

Arizona — 1.0%

1,000,000	Aaa (a)	Arizona Student Loan Acquisition Authority Student Loan Revenue, Refunding, Senior Series A-1, GTDSTD-Insured, AMT, 5.650% due 5/1/14 (b)	1,031,540

California — 8.3%

285,000	AAA	California Pollution Control Finance Authority Revenue, ExxonMobil Project, 2.000% due 4/1/17 (c)	285,000
		California State, GO:
805,000	AA+	Economic Recovery, Series C-5, STGTD-Insured, 2.240% due 7/1/23 (c)	805,000
1,000,000	A+	Refunding, 5.000% due 2/1/33	984,710
1,110,000	AA	Costa Mesa, CA, COP, Refunding, Public Facilities Project, MBIA-Insured, 5.000% due 10/1/18	1,167,787
1,000,000	AA	Los Angeles, CA, Department of Water & Power Waterworks Revenue, Series C, MBIA-Insured, 5.250% due 7/1/19	1,070,760
1,000,000	A3 (a)	Rancho Mirage Joint Powers Financing Authority, Eisenhower Medical Center, Series A, 5.000% due 7/1/27	938,400
2,865,000	AA	University of California, University Revenue, Series L, 5.000% due 5/15/20	3,067,011

		Total California	8,318,668

Colorado — 3.5%

1,000,000	AA	Colorado Water Resources & Power Development Authority, Drinking Water Revenue, Refunding, Revolving Fund Series A, 5.500% due 9/1/22	1,137,630
2,165,000	AA+	Longmont, CO, Sales & Use Tax Revenue, Refunding, 5.250% due 5/15/17	2,441,665

		Total Colorado	3,579,295

Connecticut — 0.5%

495,000	AA−	Connecticut State Health & Educational Facility Authority Revenue, University of Connecticut Foundation, Series C, 2.600% due 7/1/37 (c)	495,000

District of Columbia — 1.1%

1,075,000	AAA	Metropolitan Washington, D.C., Airport Authority System, Refunding, Series D, FSA-Insured, AMT, 5.375% due 10/1/18 (b)	1,088,857

Florida — 7.4%

1,500,000	AA+	Broward County, FL, GO, Parks & Land Preservation Project, 5.000% due 1/1/19	1,572,690
1,000,000	AA	Florida Municipal Loan Council Revenue, North Miami Beach Water Project, Series B, MBIA-Insured, 5.375% due 8/1/18	1,049,300
		Miami-Dade County, FL:
1,315,000	AA	Transit Sales Surtax Revenue, XLCA-Insured, 5.000% due 7/1/16	1,419,030
1,000,000	A+	Water & Sewer Revenue, XLCA-Insured, 5.000% due 10/1/21	1,021,180
1,075,000	AA	Port St. Lucie, FL, Florida Stormwater Utility Revenue, MBIA-Insured, 5.000% due 5/1/23	1,063,927
		Tampa, Florida Utility Tax & Special Revenue:
195,000	AA	Series A, AMBAC-Insured — Prerefunded 10/1/12 @ 101, 5.250% due 10/1/19 (d)	216,050
1,055,000	AA	Series A, AMBAC-Insured, 5.250% due 10/1/19	1,124,145

		Total Florida	7,466,322

Georgia — 2.1%

2,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.000% due 10/1/21	2,141,180

Hawaii — 0.6%

535,000	AA	Maui County, HI, GO, Series A, 5.500% due 3/1/15	565,035

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

Illinois — 7.9%

		Chicago, IL:
$1,000,000	AAA	Housing Authority Capital Program Revenue, Refunding, FSA-Insured, 5.000% due 7/1/14	$1,088,270
1,000,000	AA−	Board of Education, GO, School Reform Board, Series A, FGIC-Insured, 5.250% due 12/1/20	1,064,110
		Illinois Finance Authority Revenue:
1,095,000	A3 (a)	Refunding, DePaul University, Series A, 5.375% due 10/1/19	1,177,804
2,000,000	A	OBG Bradley University, XLCA, 5.000% due 8/1/34	1,855,420
1,800,000	A−	Quincy, IL, OBG Blessing Hospital, 5.000% due 11/15/29	1,632,186
1,000,000	AA−	University of Illinois, University Revenue, Auxiliary Facilities System, Series B, FGIC-Insured, 5.500% due 4/1/19	1,120,030

		Total Illinois	7,937,820

Indiana — 2.3%

1,250,000	AAA	Ball State University, Indiana University Revenue, Student Fee, Series N, FSA-Insured,, 5.000% due 7/1/22	1,309,712
1,000,000	AAA	Indiana Health Facility Financing Authority Hospital Revenue, Refunding, Methodist Hospital Industry, Series A, Escrowed to Maturity, 5.750% due 9/1/15 (e)	1,001,800

		Total Indiana	2,311,512

Iowa — 1.0%

1,000,000	A3 (a)	Des Moines, IA, Public Parking Systems Revenue, Series A, FGIC-Insured, 5.750% due 6/1/13	1,047,140

Kansas — 1.1%

1,065,000	AA	Kansas State Development Finance Authority Revenue, Kansas Transition Revolving Fund, 5.000% due 10/1/20	1,130,700

Maryland — 1.0%

1,000,000	BBB−	Maryland Health & Higher Educational Facilities Authority Revenue, Washington County Hospital, 5.000% due 1/1/17	990,540

Massachusetts — 2.2%

1,000,000	A2 (a)	Massachusetts Health & Educational Facilities Authority Revenue, Northeastern University, Series R, 5.000% due 10/1/28	996,200
1,100,000	AAA	Massachusetts State Water Pollution Abatement Trust, Refunding, Pool PG, Series A, 5.250% due 8/1/19	1,239,216

		Total Massachusetts	2,235,416

Michigan — 3.7%

1,750,000	AAA	Kalamazoo Michigan Hospital Finance Authority, Hospital Facilities Revenues, Refunding, Bronson Hospital A RMK 4/30/08, 5.000% due 5/15/26	1,756,545
1,730,000	AA+	Michigan State, Trunk Line, Refunding, Series A, 5.250% due 11/1/14	1,931,856

		Total Michigan	3,688,401

Minnesota — 1.9%

922,193	AAA	Minneapolis & St. Paul, MN, Housing Finance Board Single Family Mortgage Revenue, Mortgage Backed Securities, Cityliving, Series A-3, GNMA & FNMA-Insured, 5.700% due 4/1/27	933,093
1,000,000	A2 (a)	Minnesota State Higher EFA Revenue, University St. Thomas, Series Six-I, 5.000% due 4/1/23	1,022,100

		Total Minnesota	1,955,193

Missouri — 2.2%

2,000,000	AAA	Missouri State Highways & Transit Commission, State Road Revenue, Second Lien, 5.250% due 5/1/18	2,232,480

Nevada — 3.4%

1,500,000	AA+	Clark County, NV, GO, Refunding Flood Control, FGIC-Insured, 4.750% due 11/1/24	1,508,520
2,000,000	A+	Truckee Meadows, Nevada, Water Authority, Water Revenue, XLCA-Insured, 4.875% due 7/1/34	1,913,540

		Total Nevada	3,422,060

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

New Jersey — 13.1%

$1,000,000	Aaa (a)	Egg Harbor Township School District, GO, FSA-Insured, 5.500% due 7/15/22	$1,142,320
1,750,000	AA−	New Jersey Economic Development Authority Revenue, School Facilities Construction, Series O, 5.000% due 3/1/12	1,861,020
3,000,000	AAA	New Jersey Environmental Infrastructure Trust, Refunding, Environmental Infrastructure, Series C, 5.000% due 9/1/21	3,276,180
1,500,000	A+	New Jersey Health Care Facilities Financing Authority, Atlanticare Regional Medical Center, 5.000% due 7/1/27	1,441,515
		New Jersey State:
1,000,000	AA	Transportation Corp., COP, Series A, AMBAC-Insured, 5.500% due 9/15/15	1,103,360
1,065,000	AAA	Educational Facilities Authority Revenue, Princeton University, Series F, 2.010% due 7/1/23	1,065,000
3,000,000	AAA	Turnpike Authority, Refunding, Series A, FSA-Insured, 5.250% due 1/1/27	3,270,720

		Total New Jersey	13,160,115

New Mexico — 1.2%

1,150,000	AA+	New Mexico Finance Authority Revenue, Senior Lien-Public Project Revolving Fund, Series E, MBIA-Insured, 5.000% due 6/1/29	1,171,114

New York — 5.8%

		New York City, NY:
1,000,000	AA	Series D, 5.000% due 11/1/27	1,012,090
1,450,000	AAA	Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series E, 5.000% due 6/15/38	1,459,686
		New York State:
1,100,000	AAA	Urban Development Corp. Revenue, Refunding, Correctional Capital Facilities, Series A, FSA-Insured, 5.250% due 1/1/14	1,192,411
1,000,000	AA−	Dormitory Authority Revenue, Series B, Mandatory Put 5/15/12 @ 100, 5.250% due 11/15/23	1,065,500
1,080,000	AAA	New York, NY, GO, Series A-10, 2.200% due 8/1/16	1,080,000

		Total New York	5,809,687

North Carolina — 1.0%

1,000,000	AA+	Johnston County, NC, GO, FGIC-Insured, 5.000% due 6/1/21	1,040,680

Oregon — 2.4%

1,000,000	AAA	Oregon State Department Administrative Services, COP, Series A, FSA-Insured, 5.000% due 5/1/24	1,037,750
1,330,000	Aa3 (a)	Washington & Clackamas Counties School District No. 23, GO, MBIA-Insured, 5.000% due 6/15/22	1,415,971

		Total Oregon	2,453,721

Pennsylvania — 1.4%

1,370,000	Aa2 (a)	Central Bucks, PA School District, GO, FGIC Insured, 5.000% due 5/15/21	1,456,091

Tennessee — 0.9%

1,000,000	BBB+	Knox County, TN, Health & Housing Facilities Revenue, University Health System, 5.250% due 4/1/36	910,690

Texas — 6.7%

1,150,000	Aaa (a)	Judson, Texas, GO Independant School District, PSF-GTD Insured, 5.000% due 2/1/20	1,224,624
2,000,000	AA	Round Rock, Texas, Independent School District, GO, 5.000% due 8/1/33	2,010,780
		Texas State:
450,000	AAA	Department of Housing & Community Affairs Residential Mortgage Revenue, Refunding, (b) Series A, GNMA/FNMA-Insured, 6.200% due 7/1/19	460,589
1,000,000	AAA	Transportation Commission, 5.000% due 4/1/27	1,031,620
1,000,000	A+	University of North Texas, University Revenue, Financing System, FGIC-Insured, 5.000% due 4/15/18	1,035,680
1,000,000	AAA	Waxahachie, Texas, GO, Series A, FSA-Insured, 5.000% due 8/1/25	1,037,810

		Total Texas	6,801,103

Washington — 7.2%

1,500,000	AAA	Central Puget Sound Regional Transportation Authority, Sales & Use Tax Revenue, Series A, AMBAC-Insured, 5.000% due 11/1/24	1,552,245
2,000,000	AA+	King County, Washington School District No. 210 Federal Way, GO, FGIC-Insured, 5.000% due 12/1/23	2,070,200

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments

Face
Amount	Rating‡	Security	Value

Washington — 7.2% — (continued)

$2,000,000	AA+	State of Washington, Series A, GO, 5.000% due 7/1/22	$2,112,760
1,500,000	AA−	Washington Health Care Facilities Authority, Series A, Revenue Bonds, 5.000% due 11/1/18	1,539,585

		Total Washington	7,274,790

Wisconsin — 6.6%

1,200,000	BBB	Franklin, WI, Solid Waste Disposal Revenue, Waste Management Wisconsin Inc., Series A, 4.950% due 11/1/16 (b)	1,103,280
1,000,000	A1 (a)	Sun Prairie, WI, Area School District, GO, FGIC-Insured, 5.625% due 4/1/16	1,036,460
		Wisconsin State:
3,000,000	AA	GO, Series D, 5.000% due 5/1/19	3,216,510
1,340,000	BBB	HEFA Revenue, Refunding, Divine Savior Healthcare, 5.500% due 5/1/26	1,275,935

		Total Wisconsin	6,632,185

		TOTAL MUNICIPAL BONDS (Cost — $102,400,745)	101,258,407

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $102,400,745)	101,258,407

SHORT-TERM INVESTMENT
TIME DEPOSITS — 0.1%
$60,753		BBH — Grand Cayman, 1.600% due 9/2/08
		(Cost — $60,753)	60,753

		TOTAL INVESTMENTS — 100.5% (Cost — $102,461,498#)	101,319,160
		Liabilities in Excess of Other Assets — (0.5%)	(514,560)

		TOTAL NET ASSETS — 100.0%	$100,804,600

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Rating by Moody’s Investors Service. All ratings are unaudited.
(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(c)	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2008.
(d)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
#	Aggregate cost for federal income tax purposes is $102,443,598.

See pages 134 and 135 for definition of ratings.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Municipal Bond Investments
Abbreviations used in this schedule:

AMBAC	—	Ambac Assurance Corporation
AMT	—	Alternative Minimum Tax
COP	—	Certificate of Participation
EFA	—	Educational Facilities Authority
FGIC	—	Financial Guaranty Insurance Company
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTDSTD	—	Guaranteed Student Loans
HEFA	—	Health & Educational Facilities Authority
MBIA	—	Municipal Bond Investors Assurance Corporation
PSF	—	Public School Fund Guaranteed
STGTD	—	State Guaranteed
XLCA	—	XL Capital Assurance Inc.

Summary of Investments by Industry*

General Obligation	24.5%
Education	20.5
Transportation	12.4
Utilities	11.2
Health Care Providers & Services	10.9
Water and Sewer	5.5
Public Facilities	3.9
Housing	3.4
Miscellaneous	3.3
Tax Allocation	3.2
Airport	1.1
Short-Term Investment	0.1

100%

*	As a percentage of total investments.

See Notes to Financial Statements.

Schedules of Investments
(continued)

Money Market Investments

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 99.5%
CERTIFICATE OF DEPOSIT — 6.2%
$3,000,000	Bank of Scotland PLC/NY, 2.964% due 11/14/08	$3,000,000
3,500,000	Branch Banking & Trust, 3.092% due 1/22/09	3,500,000
2,500,000	Chase Bank USA NA, 2.768% due 12/15/08	2,500,000

	Total Certificate of Deposit	9,000,000

COMMERCIAL PAPER — 38.8%
3,500,000	American Express Co., 2.386% due 9/12/08 (a)	3,497,455
5,000,000	Bank of America Corp., 2.678% due 11/3/08 (a)	4,976,725
3,500,000	Bank of Montreal, 2.789% due 9/15/08 (a)	3,496,230
3,500,000	CBA Delaware Finance Inc., 2.405% due 9/2/08 (a)	3,499,767
5,000,000	General Electric Capital Corp., 2.495% due 9/24/08 (a)	4,992,078
1,000,000	Illinois Tool Works Inc., 2.109% due 10/31/08 (a)	996,500
5,000,000	ING (US) Funding LLC, 2.708% due 9/29/08 (a)	4,989,539
3,500,000	Lloyds TSB Bank PLC, 2.354% due 9/10/08 (a)	3,497,944
3,500,000	Nordea North America Inc., 2.902% due 2/11/09 (a)	3,454,677
3,000,000	PNC Funding Corp., 2.769% due 11/25/08 (a)	2,980,521
3,500,000	Prudential Funding LLC, 2.274% due 9/19/08 (a)	3,496,027
5,000,000	Reckitt Benckiser Treasury Services PLC, 2.891% due 9/24/08 (a)	4,990,832
3,500,000	Svenska Handelsbank Inc., 2.723% due 11/6/08 (a)	3,482,643
600,000	Teachers Insurance & Annuity Association, 2.073% due 9/24/08 (a)	599,206
3,500,000	UBS Finance Delaware LLC, 2.810% due 10/23/08 (a)	3,485,895
3,500,000	Unicredit Delaware Inc., 2.992% due 9/23/08 (a)	3,493,647

	Total COMMERCIAL PAPER	55,929,686

TIME DEPOSITS — 0.0%
30	BBH — Grand Cayman, 1.600% due 9/2/08	30

U.S GOVERNMENT AGENCIES — 51.1%
54,082,000	Federal Home Loan Bank (FHLB), Discount Notes, 1.950% due 9/2/08 (a)	54,079,070
	Federal Home Loan Bank (FHLB), Discount Notes:
3,000,000	2.586% due 10/20/08 (a)	2,989,506
3,500,000	2.302% due 10/29/08 (a)	3,500,000
	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes:
4,600,000	2.172% due 9/17/08 (a)	4,595,686
5,000,000	2.555% due 12/15/08 (a)	4,963,104
	Federal National Mortgage Association (FNMA), Discount Notes
3,500,000	2.334% due 9/10/08 (a)	3,497,970

	Total U.S GOVERNMENT AGENCIES	73,625,336

U.S. GOVERNMENT OBLIGATION — 3.4%
5,000,000	U.S. Treasury Bill, 2.515% due 6/4/09 (a)	4,905,892

	TOTAL SHORT-TERM INVESTMENTS (Cost — $143,460,944)	143,460,944

	TOTAL INVESTMENTS — 99.5% (Cost — $143,460,944#)	143,460,944
	Other Assets in Excess of Liabilities — 0.5%	731,252

	TOTAL NET ASSETS — 100.0%	$144,192,196

(a)	Rate shown represents yield-to-maturity.
(#)	Aggregate cost for federal income tax purposes is $143,460,944.

See Notes to Financial Statements.

Ratings
(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa
— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A
— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C
— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Ratings
(unaudited) (continued)

Short-Term Security Ratings

SP-1
— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1
— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1
— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Statements of Assets and Liabilities
August 31, 2008

	Large	Large	Small
	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth
	Investments	Investments	Investments

ASSETS:
Investments, at cost	$2,225,205,006	$2,321,715,405	$514,203,424
Foreign currency, at cost	—	—	—

Investments, at value*	$2,459,290,287	$2,261,953,433	$590,225,254
Foreign currency, at value	—	—	—
Cash	110,318	140,716	—
Receivable for securities sold	25,371,107	20,829,404	2,223,624
Dividends and interest receivable	1,804,196	6,182,136	126,536
Receivable for Fund shares sold	9,562,819	9,953,000	1,349,876
Receivable for open forward currency contracts (Notes 1 and 3)	—	—	—
Receivable from broker — variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Unrealized appreciation on swaps (Notes 1 and 3)	—	—	—
Deposits with brokers for open futures contracts	—	—	—
Prepaid expenses	26,072	42,518	22,814
Other assets	—	—	—

Total Assets	2,496,164,799	2,299,101,207	593,948,104

LIABILITIES:
Payable for securities on loan	$265,742,218	$307,914,822	$133,458,980
Payable for Fund shares repurchased	1,692,349	1,407,751	370,693
Payable for securities purchased	12,940,755	16,504,326	1,265,077
Investment management fee payable	1,126,994	951,165	303,170
Transfer agent fees payable	57,811	58,580	52,204
Custody fee payable	64,696	61,117	12,766
Trustees’ fees payable	34,473	35,582	9,606
Interest payable for short sales (Note 1)	—	—	—
Due to custodian	—	—	3,422
Premium paid for open swaps (Notes 1 and 3)	—	—	—
Investments sold short, at value (proceeds received $169,653,269 and $101,331,065, respectively) (Note 1)	—	—	—
Options written, at value (premiums received $6,077,110 and $1,911,388, respectively) (Notes 1 and 3)	—	—	—
Unrealized depreciation on swaps (Notes 1 and 3)	—	—	—
Payable for open forward currency contracts (Notes 1 and 3)	—	—	—
Payable to broker — variation margin on open futures contracts (Notes 1 and 3)	—	—	—
Distributions payable	—	—	—
Accrued expenses	109,563	68,457	70,933

Total Liabilities	281,768,859	327,001,800	135,546,851

Total Net Assets	$2,214,395,940	$1,972,099,407	$458,401,253

NET ASSETS:
Par value (Note 4)	$151,048	$199,619	$26,460
Paid-in capital in excess of par value	1,971,600,993	2,040,380,668	632,218,875
Undistributed (Overdistributed) net investment income	4,379,199	26,275,508	—
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap contracts and foreign currency transactions	4,179,419	(34,994,416)	(249,865,912)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	234,085,281	(59,761,972)	76,021,830

Total Net Assets	$2,214,395,940	$1,972,099,407	$458,401,253

Shares Outstanding	151,047,643	199,619,346	26,459,736

Net Asset Value	$14.66	$9.88	$17.32

*	Includes securities on loan for the following funds: Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, and High Yield Investments with a market value of $259,977,268, $299,209,856, $129,888,823, $77,152,142, $46,998,101, $26,411,763, $125,527, and $8,565,686, respectively.
**	Value represents amortized cost.

See Notes to Financial Statements.

Small		Emerging
Capitalization	International	Markets	Core Fixed		International	Municipal	Money
Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

$441,382,454	$1,545,324,220	$612,090,366	$1,179,994,171	$145,360,932	$398,725,713	$102,461,498	$143,460,944
—	—	6,039,837	280,706	—	627,204	—	—

$460,975,037	$1,440,385,447	$652,755,627	$1,147,834,489	$135,692,795	$396,652,674	$101,319,160	$143,460,944	**
—	—	6,021,190	259,156	—	612,223	—	—
—	12,414,585	6,413,830	430,273	—	—	—	—
732,566	5,327,446	2,186,511	387,667,834	52,416	127,688,175	—	—
700,124	2,649,502	1,532,219	7,687,515	2,806,350	3,861,357	1,391,409	46,164
1,044,329	7,070,836	3,504,245	7,373,206	986,618	2,262,948	288,919	952,000
—	1,235,083	34,068	660,504	—	2,737,907	—	—
—	—	38,897	116,350	—	—	—	—
—	—	—	8,185,853	—	3,198,126	—	—
—	—	1,927,070	1,464,758	—	2,489,697	—	—
18,959	30,550	20,782	25,373	10,899	19,626	11,417	13,195
—	46	—	—	—	—	—	—

463,471,015	1,469,113,495	674,434,439	1,561,705,311	139,549,078	539,522,733	103,010,905	144,472,303

$79,306,090	$51,048,154	$27,288,503	$128,085	$8,735,485	$—	$—	$—
381,888	987,206	605,366	1,222,717	127,172	273,005	75,114	145,899
4,180,447	7,113,939	11,308,938	417,250,291	245,261	141,700,903	2,013,449	—
249,358	805,084	413,352	313,165	59,101	118,658	33,966	17,224
40,963	50,611	24,532	35,012	7,957	15,170	1,171	13,610
10,904	104,160	78,420	55,738	6,582	10,857	4,020	6,907
8,129	17,300	7,079	13,074	2,288	4,175	3,790	3,174
—	—	—	1,099,634	—	707,545	—	—
36,363	1,469,062	—	—	12,239	379,751	6,427	11,096
—	—	—	5,666,019	—	550,075	—	—

—	—	—	170,480,417	—	102,043,424	—	—

—	—	—	5,095,892	—	1,951,353	—	—
—	—	—	7,061,500	—	5,039,456	—	—
—	170,381	250,962	545,234	—	1,032,926	—	—
—	—	—	—	—	84,267	—	—
	—	—	108,853	33,897	—	21,324	—
71,098	76,476	51,937	92,542	60,212	58,562	47,044	82,197

84,285,240	61,842,373	40,029,089	609,168,173	9,290,194	253,970,127	2,206,305	280,107

$379,185,775	$1,407,271,122	$634,405,350	$952,537,138	$130,258,884	$285,552,606	$100,804,600	$144,192,196

$35,605	$118,239	$41,295	$118,264	$31,564	$36,324	$11,298	$144,209
343,788,068	1,446,520,079	582,836,983	972,865,340	232,055,603	294,237,532	103,124,351	144,058,912
2,588,328	30,191,785	3,397,794	7,560,185	1,632,340	4,759,238	143,618	—

13,181,191	34,334,510	7,655,851	2,112,463	(93,792,486)	(12,459,817)	(1,332,329)	(10,925)

19,592,583	(103,893,491)	40,473,427	(30,119,114)	(9,668,137)	(1,020,671)	(1,142,338)	—

$379,185,775	$1,407,271,122	$634,405,350	$952,537,138	$130,258,884	$285,552,606	$100,804,600	$144,192,196

35,605,254	118,239,443	41,295,265	118,264,324	31,564,203	36,323,543	11,298,331	144,208,908

$10.65	$11.90	$15.36	$8.05	$4.13	$7.86	$8.92	$1.00

See Notes to Financial Statements.

Statements of Operations
For the Year Ended August 31, 2008

	Large	Large	Small
	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth
	Investments	Investments	Investments

INVESTMENT INCOME:
Dividends	$17,797,827	$48,514,835	$748,114
Interest	2,179,731	2,514,432	292,718
Income from securities lending	932,786	863,454	921,970
Miscellaneous income	2,951	3,487	1,951
Less: Foreign taxes withheld	(257,332)	(305,461)	(24,291)

Total Investment Income	20,655,963	51,590,747	1,940,462

EXPENSES:
Investment management fee (Note 2)	$14,233,083	$11,110,516	$3,217,941
Transfer agent fees (Note 2)	659,566	620,356	517,914
Custody fees	747,480	576,361	154,077
Trustees’ fees	208,031	173,888	38,714
Shareholder reports	141,032	103,651	4,108
Insurance	82,535	51,097	12,126
Audit and tax	42,236	42,237	38,536
Legal fees	58,475	39,529	8,446
Registration fees	35,262	29,176	21,697
Interest expense on short sales	—	—	—
Miscellaneous expenses	70,029	46,049	20,364

Total Investment Expenses	16,277,729	12,792,860	4,033,923

Less: Fee waivers and/or expense reimbursement (Note 2)	(432)	(407,843)	(38,280)

Net Expenses	16,277,297	12,385,017	3,995,643

Net Investment Income (Loss)	$4,378,666	$39,205,730	$(2,055,181)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SHORT SALES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	$45,016,906	$353,885	$7,215,601
Futures contracts	—	—	—
Options written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Foreign currency transactions	—	—	—

Net Realized Gain (Loss)	45,016,906	353,885	7,215,601

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(137,816,349)	(325,607,049)	(17,374,089)
Futures contracts	—	—	—
Options written	—	—	—
Short sales	—	—	—
Swap contracts	—	—	—
Foreign currencies	—	—	(1,399)

Change in Net Unrealized Appreciation/Depreciation	(137,816,349)	(325,607,049)	(17,375,488)

Net Gain (Loss) on Investments, Futures Contracts, Options Written, Short Sales, Swap Contracts and Foreign Currency Transactions	(92,799,443)	(325,253,164)	(10,159,887)

Total Net Assets Increase (Decrease) in Net Assets From Operations	$(88,420,777)	$(286,047,434)	$(12,215,068)

See Notes to Financial Statements.

Small		Emerging
Capitalization	International	Markets	Core Fixed		International	Municipal	Money
Value Equity	Equity	Equity	Income	High Yield	Fixed Income	Bond	Market
Investments	Investments	Investments	Investments	Investments	Investments	Investments	Investments

$5,753,845	$47,446,898	$14,461,246	$5,688	$145,864	$—	$—	$—
360,763	2,357,315	919,603	50,178,802	11,549,151	10,558,201	3,995,664	5,851,221
808,584	2,159,750	269,966	9,050	86,112	—	—	—
3,287	—	—	—	—	—	—	—
(20,885)	(4,382,738)	(1,322,898)	—	(5)	(41,431)	—	—

6,905,594	47,581,225	14,327,917	50,193,540	11,781,122	10,516,770	3,995,664	5,851,221

$2,673,987	$11,343,671	$5,943,875	$3,957,795	$865,547	$1,094,019	$381,032	$249,107
428,692	629,698	292,800	340,379	100,497	180,277	14,863	274,755
134,150	1,073,064	695,843	432,877	58,703	136,112	39,052	72,593
35,483	148,784	50,664	77,281	7,399	18,404	7,830	12,775
5,862	103,675	14,475	97,676	4,207	3,828	13,536	39,857
11,555	56,444	10,383	29,801	3,686	5,107	2,023	3,839
41,636	42,836	33,136	38,836	37,236	42,136	37,004	37,437
5,300	28,299	9,768	21,791	2,478	3,618	6,246	2,311
22,881	17,242	27,556	14,407	20,595	16,248	22,903	26,009
—	—	—	96,458	—	11,550	—	—
4,731	60,853	30,780	33,274	9,694	11,609	7,211	5,668

3,364,277	13,504,566	7,109,280	5,140,575	1,110,042	1,522,908	531,700	724,351

(40,847)	(1,000,715)	(957,242)	(21,943)	(189,895)	—	—	(34,605)

3,323,430	12,503,851	6,152,038	5,118,632	920,147	1,522,908	531,700	689,746

$3,582,164	$35,077,374	$8,175,879	$45,074,908	$10,860,975	$8,993,862	$3,463,964	$5,161,475

$16,597,191	$146,601,505	$38,744,788	$26,824,943	$(6,505,581)	$7,201,949	$596,653	$10,187
—	(361,105)	(2,570,315)	4,602,397	—	1,603,661	—	—
—	—	—	(4,778,231)	—	(4,676,304)	—	—
—	—	—	(85,455)	—	(261,797)	—	—
—	—	—	7,416,199	—	6,446,777	—	—
—	810,980	(401,677)	1,764,738	—	(5,944,824)	—	—

16,597,191	147,051,380	35,772,796	35,744,591	(6,505,581)	4,369,462	596,653	10,187

(34,623,538)	(451,228,000)	(145,034,273)	(30,760,352)	(7,895,869)	(6,312,189)	(1,205,048)	—
—	—	(203,880)	519,737	—	465,482	—	—
—	—	—	1,379,998	—	202,871	—	—
—	—	—	(160,531)	—	(196,027)	—	—
—	—	—	(1,250,039)	—	(1,567,292)	—	—
(1,773)	971,192	(276,437)	(43,440)	—	2,939,310	—	—

(34,625,311)	(450,256,808)	(145,514,590)	(30,314,627)	(7,895,869)	(4,467,845)	(1,205,048)	—

(18,028,120)	(303,205,428)	(109,741,794)	5,429,964	(14,401,450)	(98,383)	(608,395)	10,187

$(14,445,956)	$(268,128,054)	$(101,565,915)	$50,504,872	$(3,540,475)	$8,895,479	$2,855,569	$5,171,662

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended August 31, 2008 and 2007

	Large Capitalization		Large Capitalization
	Growth Investments		Value Equity Investments
	2008	2007	2008	2007

OPERATIONS:
Net investment income (loss)	$4,378,666	$3,955,545	$39,205,730	$29,024,454
Net realized gain	45,016,906	249,663,247	353,885	136,730,179
Change in net unrealized appreciation/depreciation	(137,816,349)	132,493,545	(325,607,049)	44,968,521

Increase (Decrease) in Net Assets From Operations	(88,420,777)	386,112,337	(286,047,434)	210,723,154

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,954,342)	—	(33,369,050)	(23,500,020)
Net realized gains	(37,186,357)	—	(153,425,668)	(105,184,591)

Decrease in Net Assets From Distributions to Shareholders	(41,140,699)	—	(186,794,718)	(128,684,611)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	624,747,203	645,828,256	827,723,497	401,529,208
Reinvestment of distributions	40,536,841	—	183,915,867	126,441,189
Cost of shares repurchased	(784,980,605)	(374,921,689)	(382,417,950)	(339,959,236)

Increase (Decrease) in Net Assets From Fund Share Transactions	(119,696,561)	270,906,567	629,221,414	188,011,161

Increase (Decrease) in Net Assets	(249,258,037)	657,018,904	156,379,262	270,049,704
NET ASSETS:
Beginning of year	2,463,653,977	1,806,635,073	1,815,720,145	1,545,670,441

End of year*†	$2,214,395,940	$2,463,653,977	$1,972,099,407	$1,815,720,145

* Includes undistributed net investment income of:	$4,379,199	$3,954,875	$26,275,508	$20,529,144

† Includes accumulated net investment loss of:	—	—	—	—

See Notes to Financial Statements.

Small Capitalization		Small Capitalization		International Equity		Emerging Markets
Growth Investments		Value Equity Investments		Investments		Equity Investments
2008	2007	2008	2007	2008	2007	2008	2007

$(2,055,181)	$(2,242,888)	$3,582,164	$3,794,760	$35,077,374	$23,838,752	$8,175,879	$5,218,835
7,215,601	43,063,632	16,597,191	53,879,889	147,051,380	137,635,324	35,772,796	53,152,880
(17,375,488)	14,449,655	(34,625,311)	(18,142,626)	(450,256,808)	68,497,090	(145,514,590)	89,913,081

(12,215,068)	55,270,399	(14,445,956)	39,532,023	(268,128,054)	229,971,166	(101,565,915)	148,284,796

—	—	(2,472,132)	(2,500,004)	(21,938,813)	(28,500,011)	(9,976,097)	(2,740,460)
—	—	(49,103,056)	(50,529,436)	(121,694,248)	—	(42,087,055)	—

—	—	(51,575,188)	(53,029,440)	(143,633,061)	(28,500,011)	(52,063,152)	(2,740,460)

190,230,478	83,014,757	144,221,647	68,386,106	569,781,646	415,775,725	375,833,080	194,316,414
—	—	50,798,336	52,168,532	141,693,426	28,027,537	51,536,231	2,702,366
(121,149,980)	(105,495,743)	(102,254,631)	(98,237,600)	(547,146,828)	(299,998,083)	(169,652,643)	(99,008,500)

69,080,498	(22,480,986)	92,765,352	22,317,038	164,328,244	143,805,179	257,716,668	98,010,280

56,865,430	32,789,413	26,744,208	8,819,621	(247,432,871)	345,276,334	104,087,601	243,554,616

401,535,823	368,746,410	352,441,567	343,621,946	1,654,703,993	1,309,427,659	530,317,749	286,763,133

$458,401,253	$401,535,823	$379,185,775	$352,441,567	$1,407,271,122	$1,654,703,993	$634,405,350	$530,317,749

—	—	$2,588,328	$1,902,682	$30,191,785	$16,773,088	$3,397,794	$3,806,687

—	$(1,415)	—	—	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended August 31, 2008 and 2007 (continued)

	Core Fixed Income
	Investments
	2008	2007

OPERATIONS:
Net investment income (loss)	$45,074,908	$38,022,320
Net realized gain	35,744,591	(810,378)
Change in net unrealized appreciation/depreciation	(30,314,627)	1,104,561

Increase (Decrease) in Net Assets From Operations	50,504,872	38,316,503

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(49,103,135)	(40,375,847)
Net realized gains	—	—

Decrease in Net Assets From Distributions to Shareholders	(49,103,135)	(40,375,847)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	539,306,993	298,381,907
Reinvestment of distributions	47,540,632	39,137,821
Cost of shares repurchased	(496,801,671)	(234,334,886)

Increase (Decrease) in Net Assets From Fund Share Transactions	90,045,954	103,184,842

Increase (Decrease) in Net Assets	91,447,691	101,125,498
NET ASSETS:
Beginning of year	861,089,447	759,963,949

End of year*†	$952,537,138	$861,089,447

* Includes undistributed net investment income of:	$7,560,185	$1,838,566

† Includes accumulated net investment loss of:	—	—

See Notes to Financial Statements.

High Yield		International Fixed		Municipal Bond		Money Market
Investments		Income Investments		Investments		Investments
2008	2007	2008	2007	2008	2007	2008	2007

$10,860,975	$7,650,129	$8,993,862	$5,753,670	$3,463,964	$2,596,899	$5,161,475	$6,332,956
(6,505,581)	2,386,209	4,369,462	(8,436,272)	596,653	92,225	10,187	—
(7,895,869)	(2,919,609)	(4,467,845)	934,051	(1,205,048)	(1,503,377)	—	—

(3,540,475)	7,116,729	8,895,479	(1,748,551)	2,855,569	1,185,747	5,171,662	6,332,956

(10,907,289)	(7,753,707)	(4,292,682)	(7,043,250)	(3,450,817)	(2,608,254)	(5,161,469)	(6,332,962)
—	—	—	—	—	—	—	—

(10,907,289)	(7,753,707)	(4,292,682)	(7,043,250)	(3,450,817)	(2,608,254)	(5,161,469)	(6,332,962)

97,181,051	19,645,227	164,233,247	76,932,742	72,913,544	23,473,795	313,711,074	118,948,194
10,522,648	7,415,006	4,168,703	6,833,742	3,235,721	2,402,243	5,571,668	5,689,337
(48,801,386)	(50,826,023)	(76,066,908)	(80,861,243)	(44,387,277)	(21,141,614)	(293,446,441)	(135,227,763)

58,902,313	(23,765,790)	92,335,042	2,905,241	31,761,988	4,734,424	25,836,301	(10,590,232)

44,454,549	(24,402,768)	96,937,839	(5,886,560)	31,166,740	3,311,917	25,846,494	(10,590,238)

85,804,335	110,207,103	188,614,767	194,501,327	69,637,860	66,325,943	118,345,702	128,935,940

$130,258,884	$85,804,335	$285,552,606	$188,614,767	$100,804,600	$69,637,860	$144,192,196	$118,345,702

$1,632,340	$1,426,181	$4,759,238	$4,083,035	$143,618	$130,471	—	—

—	—	—	—	—	—	—	$(6)

See Notes to Financial Statements.

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

	2008(1)	2007(1)	2006(1)	2005(1)	2004

Net asset value, Beginning of Year	$15.45	$12.88	$12.73	$10.81	$10.38

Income (Loss) from Operations:
Net investment income (loss)	0.03	0.03	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(0.55)	2.54	0.16	1.93	0.46

Total Income (Loss) from Operations	(0.52)	2.57	0.15	1.92	0.43

Less Distributions From:
From net investment income	(0.03)	—	—	—	—
Net realized gain	(0.24)	—	—	—	—

Total Distributions	(0.27)	—	—	—	—

Net Asset Value, End of Year	$14.66	$15.45	$12.88	$12.73	$10.81

Total Return(2)	(3.52)%	19.95%	1.18%	17.76%	4.14%
Net Assets, End of Year (millions)	$2,214	$2,464	$1,807	$1,520	$1,217
Ratio of Average to Net Assets:
Gross expenses	0.69%	0.70%	0.78%	0.90%	0.88%
Net expenses	0.69 (3)	0.70	0.77 (3)	0.88 (3)	0.88
Net investment income	0.18	0.18	(0.06)	(0.12)	(0.31)
Portfolio Turnover Rate	79%	112%	63%	77%	117%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Value Equity Investments

	2008(1)	2007(1)	2006	2005		2004

Net Asset Value, Beginning of Year	$12.87	$12.25	$11.50	$10.01		$9.00

Income (Loss) From Operations:
Net investment income	0.23	0.21	0.21	0.16		0.12
Net realized and unrealized gain (loss)	(1.92)	1.43	1.21	1.45		1.03

Total Income (Loss) From Operations	(1.69)	1.64	1.42	1.61		1.15

Less Distributions From:
From net investment income	(0.23)	(0.19)	(0.19)	(0.12)		(0.14)
Net realized gains	(1.07)	(0.83)	(0.48)	—		—

Total Distributions	(1.30)	(1.02)	(0.67)	(0.12)		(0.14)

Net Asset Value, End of Year	$9.88	$12.87	$12.25	$11.50		$10.01

Total Return(2)	(14.23)%	13.58%	12.82%	16.10	%(3)	12.89%
Net Assets, End of Year (millions)	$1,972	$1,816	$1,546	$1,351		$1,304
Ratios to Average Net Assets:
Gross expenses	0.69%	0.70%	0.77%	0.88%		0.87%
Net expenses	0.67 (4)	0.69 (4)	0.76 (4)	0.86	(4)	0.87
Net investment income	2.12	1.67	1.73	1.41		1.21
Portfolio Turnover Rate	55%	46%	58%	67%		94%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns
(3)	The Sub-adviser fully reimbursed the Fund for losses incurred resulting from an investment restriction violation. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Growth Investments

	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Net asset value, Beginning of Year	$18.28	$15.83	$14.89	$11.97	$11.83

Income (Loss) from Operations:
Net investment loss	(0.09)	(0.10)	(0.01)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(0.87)	2.55	0.95	3.03	0.25

Total Income (Loss) from Operations	(0.96)	2.45	0.94	2.92	0.14

Net Asset Value, End of Year	$17.32	$18.28	$15.83	$14.89	$11.97

Total return(2)	(5.25)%	15.48%	6.31%	24.39%	1.18%
Net Assets, End of Year (millions)	$458	$402	$369	$417	$318
Ratios to Average Net Assets:
Gross expenses	1.00%	0.99%	1.12%	1.32%	1.19%
Net expenses	0.99 (3)	0.99 (3)	1.08 (3)	1.24 (3)	1.19
Net investment loss	(0.51)	(0.58)	(0.08)	(0.84)	(0.82)
Portfolio Turnover Rate	66%	69%	59%	70%	80%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Small Capitalization Value Equity Investments

	2008(1)	2007(1)	2006	2005(1)	2004(1)

Net asset value, Beginning of Year	$13.51	$14.19	$16.95	$15.05	$12.30

Income (Loss) from Operations:
Net investment income	0.12	0.15	0.09	0.10	0.09
Net realized and unrealized gain (loss)	(0.89)	1.46	1.52	3.50	2.76

Total Income (Loss) from Operations	(0.77)	1.61	1.61	3.60	2.85

Less Distributions From:
From net investment income	(0.10)	(0.11)	(0.09)	(0.13)	(0.10)
Net realized gains	(1.99)	(2.18)	(4.28)	(1.57)	—

Total Distributions	(2.09)	(2.29)	(4.37)	(1.70)	(0.10)

Net Asset Value, End of Year	$10.65	$13.51	$14.19	$16.95	$15.05

Total Return(2)	(5.36)%	11.94%	11.73%	24.89%	23.24%
Net Assets, End of Year (millions)	$379	$352	$344	$385	$429
Ratios to Average Net Assets:
Gross expenses	1.01%	1.01%	1.12%	1.24%	1.16%
Net expenses	0.99 (3)	1.01	1.09 (3)	1.17 (3)	1.16
Net investment income	1.07	1.06	0.64	0.64	0.66
Portfolio Turnover Rate	39%	40%	31%	64%	33%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Equity Investments

	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Net asset value, Beginning of Year	$15.57	$13.55	$11.12	$9.01	$7.82

Income (Loss) from Operations:
Net investment income	0.30	0.23	0.22	0.15	0.08
Net realized and unrealized gain (loss)	(2.61)	2.08	2.38	2.06	1.24

Total Income (Loss) from Operations	(2.31)	2.31	2.60	2.21	1.32

Less Distributions From:
From net investment income	(0.21)	(0.29)	(0.17)	(0.10)	(0.13)
Net realized gain	(1.15)	—	—	—	—

Total Distributions	(1.36)	(0.29)	(0.17)	(0.10)	(0.13)

Net Asset Value, End of Year	$11.90	$15.57	$13.55	$11.12	$9.01

Total Return(2)	(16.23)%	17.21%	23.55%	24.65%	16.90%
Net Assets, End of Year (millions)	$1,407	$1,655	$1,309	$910	$589
Ratios to Average Net Assets:
Gross expenses	0.83%	0.82%	0.84%	1.02%	1.08%
Net expenses	0.77 (3)	0.75 (3)	0.83 (3)	0.99 (3)	1.08
Net investment income	2.16	1.57	1.76	1.49	0.90
Portfolio Turnover Rate	124%	44%	50%	57%	84%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Emerging Markets Equity Investments

	2008(1)	2007(1)	2006(1)	2005(1)		2004(1)

Net asset value, Beginning of Year	$19.19	$13.59	$10.55	7.60		$6.48

Income (Loss) from Operations:
Net investment income	0.23	0.21	0.15	0.12		0.05
Net realized and unrealized gain (loss)	(2.24)	5.52	3.01	2.93		1.10

Total Income (Loss) from Operations	(2.01)	5.73	3.16	3.05		1.15

Less Distributions From:
From net investment income	(0.35)	(0.13)	(0.12)	(0.10)		(0.03)
Net realized gain	(1.47)	—	—	—		—

Total Distributions	(1.82)	(0.13)	(0.12)	(0.10)		(0.03)

Net Asset Value, End of Year	$15.36	$19.19	$13.59	$10.55		$7.60

Total Return(2)	(12.37)%	42.41%	30.10%	40.31	%(3)	17.71%
Net Assets, End of Year (millions)	$634	$530	$287	$248		$188
Ratio of Average to Net Assets:
Gross expenses	1.08%	1.15%	1.32%	1.52%		1.64%
Net expenses	0.93 (4)	1.04 (4)	1.28 (4)	1.44	(4)	1.64
Net investment income	1.24	1.31	1.15	1.27		0.67
Portfolio Turnover Rate	74%	66%	70%	70%		117%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	The Sub-adviser fully reimbursed the Fund for losses incurred resulting from a trading error. Without this reimbursement, the total return would not have changed.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Core Fixed Income Investments

	2008(1)		2007(1)		2006		2005		2004

Net asset value, Beginning of Year	$8.07		$8.09		$8.35		$8.32		$8.18

Income (Loss) from Operations:
Net investment income	0.38		0.38		0.37		0.30		0.27
Net realized and unrealized gain (loss)	0.01		—		(0.25)		0.05		0.15

Total Income from Operations	0.39		0.38		0.12		0.35		0.42

Less Distributions From:
From net investment income	(0.41)		(0.40)		(0.38)		(0.32)		(0.28)

Total Distributions	(0.41)		(0.40)		(0.38)		(0.32)		(0.28)

Net Asset Value, End of Year	$8.05		$8.07		$8.09		$8.35		$8.32

Total return(2)	4.78%		4.82%		1.51%		4.30%		5.17%
Net Assets, End of Year (millions)	$953		$861		$760		$534		$481
Ratios to Average Net Assets:
Gross expenses	0.52	%(3)	0.54	%(3)	0.63%		0.75%		0.76%
Net expenses	0.52	(3)(4)	0.54	(3)(4)	0.61	(4)	0.71	(4)	0.76
Net investment income	4.56		4.68		4.50		3.65		3.25
Portfolio Turnover Rate	298	%(5)	325	%(5)	376	%(5)	376	%(5)	369	%(5)

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Ratio includes interest expense on short sales which represents .01%.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions have been included the portfolio turnover rate would have been 346%, 400%, 443% 418% and 392%, respectively.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

High Yield Investments

	2008(1)	2007(1)	2006	2005(1)	2004

Net Asset Value, Beginning of Year	$4.58	$4.62	$4.78	$4.81	$4.61

Income (Loss) From Operations:
Net investment income	0.39	0.38	0.39	0.31	0.32
Net realized and unrealized gain (loss)	(0.46)	(0.03)	(0.22)	0.03	0.21

Total Income (Loss) from Operations	(0.07)	0.35	0.17	0.34	0.53

Less Distributions From:
From net investment income	(0.38)	(0.39)	(0.33)	(0.37)	(0.33)

Total Distributions	(0.38)	(0.39)	(0.33)	(0.37)	(0.33)

Net Asset Value, End of Year	$4.13	$4.58	$4.62	$4.78	$4.81

Total Return(2)	(1.69)%	7.56%	3.80%	7.16%	11.81%
Net Assets, End of Year (millions)	$130	$86	$110	$262	$240
Ratios to Average Net Assets:
Gross expenses	0.90%	1.00%	0.90%	1.04%	0.99%
Net expenses	0.74 (3)	0.85 (3)	0.86 (3)	0.99 (3)	0.99
Net investment income	8.78	7.92	6.78	6.49	6.76
Portfolio Turnover Rate	73%	119%	108%	106%	127%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

International Fixed Income Investments

	2008(1)		2007(1)		2006(1)	2005(1)	2004(1)

Net asset value, Beginning of Year	$7.67		$7.78		$8.23	$8.16	$7.93

Income (Loss) from Operations:
Net investment income	0.32		0.23		0.25	0.20	0.21
Net realized and unrealized gain (loss)	0.05		(0.05)		(0.39)	0.37	0.88

Total Income (Loss) from Operations	0.37		0.18		(0.14)	0.57	1.09

Less Distributions From:
From net investment income	(0.18)		(0.29)		(0.09)	(0.50)	(0.86)
Net realized gains	—		—		(0.06)	—	—
Return of capital	—		—		(0.16)	—	—

Total Distributions	(0.18)		(0.29)		(0.31)	(0.50)	(0.86)

Net Asset Value, End of Year	$7.86		$7.67		$7.78	$8.23	$8.16

Total Return(2)	4.90%		2.33%		(1.70%)	6.86%	14.00%
Net Assets, End of Year (millions)	$286		$189		$195	$154	$116
Ratios to Average Net Assets:
Gross expenses	0.70	%(3)	0.78	%(3)	0.84%	1.01%	1.05%
Net expenses	0.70	(3)	0.78	(3)(4)	0.82 (4)	0.95 (4)	1.05
Net investment income	4.12		3.00		3.25	2.38	2.60
Portfolio Turnover Rate	263%		433%		416%	346%	243%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Ratio includes interest expense on short sales which represents .01%.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Municipal Bond Investments

	2008(1)	2007(1)	2006	2005	2004(1)

Net asset value, Beginning of Year	$8.94	$9.13	$9.26	$9.23	$8.95

Income (Loss) from Operations:
Net investment income	0.33	0.35	0.32	0.32	0.33
Net realized and unrealized gain (loss)	(0.02)	(0.19)	(0.12)	0.06	0.30

Total Income from Operations	0.31	0.16	0.20	0.38	0.63

Less Distributions From:
From net investment income	(0.33)	(0.35)	(0.33)	(0.35)	(0.35)

Total Distributions	(0.33)	(0.35)	(0.33)	(0.35)	(0.35)

Net Asset Value, End of Year	$8.92	$8.94	$9.13	$9.26	$9.23

Total return(2)	3.48%	1.77%	2.26%	4.17%	7.12%
Net Assets, End of Year (millions)	$101	$70	$66	$40	$34
Ratios to Average Net Assets:
Gross expenses	0.56%	0.59%	0.73%	0.90%	0.89%
Net expenses	0.56	0.59 (3)	0.72 (3)	0.88 (3)	0.89
Net investment income	3.66	3.84	3.70	3.58	3.63
Portfolio Turnover Rate	26%	14%	26%	7%	19%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Financial Highlights
(continued)

For a share of beneficial interest outstanding throughout each year ended August 31:

Money Market Investments

	2008(1)	2007(1)	2006(1)	2005	2004

Net asset value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Operations:
Net investment income	0.03	0.05	0.04	0.02	0.00	(2)

Total income from Operations	0.03	0.05	0.04	0.02	0.00	(2)

Less Distributions From:
From net investment income	(0.03)	(0.05)	(0.04)	(0.02)	0.00	(2)

Total Distributions	(0.03)	(0.05)	(0.04)	(0.02)	0.00	(2)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(3)	3.10%	4.86%	4.03%	2.17%	0.48%
Net Assets, End of Year (millions)	$144	$118	$129	$96	$94
Ratios to Average Net Assets:
Gross expenses	0.44%	0.48%	0.72%	1.14%	0.98%
Net expenses(4)(5)	0.42	0.47	0.47	0.34	0.60
Net investment income	3.11	4.75	4.01	2.16	0.48

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amounts represent less than $0.01 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements and assumes reinvestment of dividend distributions. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Applicable advisory program charges, which in the case of TRAK may be up to 1.50%, are not reflected in the performance data and would reduce the total returns.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets of the Fund did not exceed 0.60%.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments and Money Market Investments, (“Fund(s)”) are separate diversified investment funds of the Consulting Group Capital Markets Funds (“Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities that will mature in more than 60 days are valued using prices provided by independent pricing services, which are determined by such services’ analyses of a variety of factors, including, transactions in debt securities, quotations from bond dealers, market transactions in comparable securities and relationships between securities.

Debt securities that will mature in 60 days or less and securities held by Money Market Investments are valued at amortized cost, which approximates current market value. This method involves valuing portfolio securities at cost and thereafter assuming a constant amortization to maturity of any discount or premium. Money Market Investments’ use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

When market quotations are not readily available, or are determined to be unreliable by the Trust’s Valuation Committee pursuant to procedures approved by the Trust’s Board of Trustees. For example, when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, and before the applicable Fund calculates its net asset value per share (“NAV”), the Trust may fair value these investments in accordance with the procedures approved by the Trust’s Board of Trustees. Fair valuing of foreign securities is determined with the assistance of an independent pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Values from this pricing vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts to the extent permitted by their investment policies and objectives. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments

Notes to Financial Statements
(continued)

required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Stripped Securities. Certain Funds may invest in “Stripped Securities”, a term used collectively for stripped fixed income securities. Stripped securities can be principal-only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest-only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield-to-maturity on an IO is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in the IO.

(g) Swaptions. Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by a Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities and Statements of Operations. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Fund as realized

Notes to Financial Statements
(continued)

gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, a Fund only enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. A Fund bears the market risk arising from any change in index values or interest rates.

(h) Swap Contracts. Swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Certain Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Certain Funds may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities and in the Statements of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(i) Credit Default Swaps. Certain Funds enter into credit default swap contracts for investment purposes, to manage their credit risk or to add leverage. As a seller in a credit default swap contract, a Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

Certain Funds may also purchase credit default swap contracts in order to hedge against the risk of default by debt securities held in their portfolios. In these cases a Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

An upfront payment received by the Fund, as the protector, is recorded as a liability on the Fund’s books. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Funds’ Statements of Operations. For a credit default swap sold by a Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation received. For a credit default swap purchased by a Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

Notes to Financial Statements
(continued)

(j) Interest Rate Swaps. Certain Funds may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Funds settle accrued net receivable or payable under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the Fund.

(k) Time Deposits. The Funds may purchase overnight time deposits issued by offshore branches of U.S. Banks that meet credit and risk standards established by the custodian and approved by the Funds.

(l) Lending of Portfolio Securities. The Trust has an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receives a lender’s fee. Fees earned by a Fund on securities lending are recorded as securities lending income. Loans of securities by a Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand. Each Fund maintains the risk of any market loss on its securities on loan as well as the potential loss on investments purchased with cash collateral received from its securities lending. Additionally, the Fund is exposed to risks that the borrower may not provide additional collateral when required or return the loaned securities when due. At August 31, 2008, the aggregate market value of the loaned securities and the value of the collateral each Fund received are as follows:

Loaned Securities

	Market Value of	Value of
Fund	Securities on Loan	Collateral Held

Large Capitalization Growth Investments	$259,977,268	$265,742,218
Large Capitalization Value Equity Investments	299,209,856	307,914,822
Small Capitalization Growth Investments	129,888,823	133,458,980
Small Capitalization Value Equity Investments	77,152,142	79,306,090
International Equity Investments	46,998,101	51,048,154
Emerging Markets Equity Investments	26,411,763	27,288,503
Core Fixed Income Investments	125,527	128,085
High Yield Investments	8,565,686	8,735,485

(m) Securities Traded on a To-Be-Announced Basis. Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Short Sales of Securities. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the

Notes to Financial Statements
(continued)

buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

(o) Mortgage Dollar Rolls. Certain Funds may enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(p) Credit and Market Risk. Certain Funds invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. Each Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities, including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(q) Foreign Risk. Certain Funds’ investments in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(r) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Trust’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(s) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Notes to Financial Statements
(continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(t) Distributions to Shareholders. Distributions from net investment income for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments, if any, are declared and paid on an annual basis. Distributions from net investment income for Core Fixed Income Investments, High Yield Investments and Municipal Bond Investments, if any, are declared and paid on a monthly basis.

Distributions on the shares of Money Market Investments are declared each business day to shareholders of record that day, and are paid on the last business day of the month.

The Funds intend to satisfy conditions that will enable interest from municipal securities, which are exempt from regular federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions of net realized gains to shareholders of the Funds, if any, are taxable and are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(u) Federal and Other Taxes. It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

			Undistributed
		(Over)/	Realized Gains/
		Undistributed Net	Accumulated Net
Fund		Investment Income	Realized Losses	Paid-in Capital

Large Capitalization Value Equity Investments	(f)	$(90,316)	$90,316	$—
Small Capitalization Growth Investments	(a)	2,056,596	—	(2,056,596)
Small Capitalization Value Equity Investments	(b)	(424,386)	424,386	—
International Equity Investments	(c)	280,136	(280,136)	—
Emerging Markets Equity Investments	(c)	1,391,325	(1,391,325)	—
Core Fixed Income Investments	(e)	9,749,846	(9,749,846)	—
High Yield Investments	(d)	252,473	(252,473)	—
International Fixed Income Investments	(e)	(4,024,977)	4,024,977	—

Additionally, there were no reclassifications during the current year for Large Capitalization Growth Investments, Municipal Bond Investments and Money Market Investments.

(a)	Reclassifications are primarily due to a tax net operating loss.
(b)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts. Additionally, during the current period, Undistributed Realized Gains and Cost of Investments have each been reduced by $526,095 as a result of return of capital distributions paid by REITs.
(c)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, and book/tax differences in the treatment of passive foreign investment companies.
(d)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.
(e)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and differences in the treatment of swap contracts.
(f)	Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts.

Notes to Financial Statements
(continued)

(w) Restricted Securities. All Funds may invest in non-publicly traded securities, commonly called restricted securities. Restricted securities may be less liquid than publicly-traded securities. Although certain restricted securities may be resold in privately negotiated transactions, the values realized from these sales could be less than originally paid by a Fund. Certain restricted securities may be deemed liquid by the investment manager and/or Sub-adviser pursuant to procedures approved by the Board of Trustees. The value of restricted securities is determined as described in Note 1(a).

(x) Indemnification. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

2.	Investment Management Agreement and Other Transactions with Affiliates

The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”), an indirect, wholly-owned subsidiary of Citigroup, serves as the investment manager (the “Manager”) to the Funds. The Manager selects and oversees professional money managers who are responsible for investing the assets of the Funds (each a “Sub-adviser,” and collectively the “Sub-advisers”). Each Fund pays the Manager an investment management fee calculated daily at an annual rate based on each Fund’s average daily net assets and paid monthly in arrears. The Manager pays each Sub-adviser a Sub-adviser fee from its investment management fees.

The maximum allowable investment management fee represents the total amount that could be charged to the Fund. The maximum allowable annual management fee, the aggregate advisory fee paid by CIAS to a Fund’s Sub-advisers and the fee retained by CIAS for year ended August 31, 2008, are indicated below:

		Citigroup Investment	Maximum
	Sub-adviser	Advisory Services Inc.	Allowable Annual
	Fee	(‘CIAS‘) Fee retained	Management Fee

Large Capitalization Growth Investments	0.35%	0.25%	0.60%
Large Capitalization Value Equity Investments	0.28%	0.30%	0.60%
Small Capitalization Growth Investments	0.49%	0.30%	0.80%
Small Capitalization Value Equity Investments	0.49%	0.30%	0.80%
International Equity Investments	0.34%	0.30%	0.70%
Emerging Markets Equity Investments	0.46%	0.30%	0.90%
Core Fixed Income Investments	0.20%	0.20%	0.40%
High Yield Investments	0.30%	0.25%	0.70%
International Fixed Income Investments	0.25%	0.25%	0.50%
Municipal Bond Investments	0.20%	0.20%	0.40%
Money Market Investments	0.13%	0.00%	0.15%

Notes to Financial Statements
(continued)

The Manager has agreed to waive a portion of its fee.  For the year ended August 31, 2008, the amounts waived by the Manager were as follows:

Management Fee Waivers

Fund

Large Capitalization Growth Investments	$432
Large Capitalization Value Equity Investments	407,843
Small Capitalization Growth Investments	38,280
Small Capitalization Value Equity Investments	40,847
International Equity Investments	1,000,715
Emerging Markets Equity Investments	957,242
Core Fixed Income Investments	21,943
High Yield Investments	189,895
Money Market Investments	34,605

Brown Brothers Harriman & Co. (“BBH”) serves as the Trust’s administrator. BBH’s principal offices are located at 40 Water Street, Boston, MA 02109. For its administrative services, BBH receives an annual asset based fee of 0.0275% of the Trust’s assets up to $5 billion and 0.02% on assets in excess of $5 billion plus out-of-pocket expenses. The fee is calculated daily and paid monthly based on aggregate Trust assets.

During the year ended August 31, 2008, BBH did not waive any portion of its administration fee.

For the year ended August 31, 2008, the Funds paid Citigroup Institutional Trust Company, an indirect, wholly-owned subsidiary of Citigroup, shareholder recordkeeping fees as follows:

Recordkeeping Fees

Fund

Large Capitalization Growth Investments	$20,543
Large Capitalization Value Equity Investments	20,900
Small Capitalization Growth Investments	17,299
Small Capitalization Value Equity Investments	11,706
International Equity Investments	17,175
Emerging Markets Equity Investments	7,092
Cored Fixed Income Investments	10,460
High Yield Investments	2,472
International Fixed Income Investments	3,790

For the year ended August 31, 2008, Citigroup Global Markets Inc. (“CGM”), the Trust’s distributor and an indirect, wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of:

Fund	Commissions

Large Capitalization Growth Investments	$79,157
Large Capitalization Value Equity Investments	11,183
Small Capitalization Growth Investments	2,348
International Equity Investments	173,496
Emerging Markets Equity Investments	342

All officers and two Trustees of the Trust are employees of Citigroup or its affiliates and do not receive compensation directly from the Trust.

Notes to Financial Statements
(continued)

3.	Investments

During the year ended August 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) for each Fund were as follows:

	Investments		U.S. Government & Agency Obligations

Fund	Purchases	Sales	Purchases	Sales

Large Capitalization Growth Investments	$1,812,328,026	$1,986,051,583	$—	$—
Large Capitalization Value Equity Investments	1,442,563,484	977,222,623	—	—
Small Capitalization Growth Investments	320,028,500	261,357,500	—	—
Small Capitalization Value Equity Investments	163,618,987	125,534,482	—	—
International Equity Investments	1,949,980,981	1,920,726,795	—	—
Emerging Markets Equity Investments	658,623,633	466,240,597	—	—
Core Fixed Income Investments	526,512,219	217,917,986	3,603,536,432	3,077,981,336
High Yield Investments	140,713,802	82,309,422	—	—
International Fixed Income Investments	590,333,724	459,807,214	252,900,208	209,513,817
Municipal Bond Investments	129,980,830	23,945,682	—	—

At August 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Unrealized Appreciation/Depreciation

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Fund	Appreciation	Depreciation	Depreciation

Large Capitalization Growth Investments	$316,660,814	$(104,379,251)	$212,281,563
Large Capitalization Value Equity Investments	150,608,130	(223,327,823)	(72,719,693)
Small Capitalization Growth Investments	101,818,783	(28,254,431)	73,564,352
Small Capitalization Value Equity Investments	66,985,601	(47,970,721)	19,014,880
International Equity Investments	111,885,608	(231,422,294)	(119,536,686)
Emerging Markets Equity Investments	101,301,816	(68,125,699)	33,176,117
Core Fixed Income Investments	34,685,849	(66,933,372)	(32,247,523)
High Yield Investments	1,305,203	(12,259,523)	(10,954,320)
International Fixed Income Investments	7,384,711	(12,816,366)	(5,431,655)
Municipal Bond Investments	908,564	(2,033,002)	(1,124,438)

At August 31, 2008, the Funds had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Emerging Markets Equity Investments	Contracts	Date	Value	Value	Gain/Loss

Contracts to Buy:
FTSE/JSE Top 40 Index	21	9/08	$816,388	$696,501	$(119,887)
MSCI Taiwan Stock Index	351	9/08	9,444,948	9,536,670	91,722
The Hang Seng China Enterprises Index	40	9/08	2,932,132	2,994,676	62,544

Net Unrealized Gain on Open Futures Contracts					$34,379

Notes to Financial Statements
(continued)

	Number of	Expiration	Basis	Market	Unrealized
Core Fixed Income Investments	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
90 Day Sterling Futures	44	12/08	$9,430,092	$9,434,243	$4,151
90 Day Sterling Futures	16	9/09	3,429,951	3,459,010	29,059
90 Day Sterling Futures	151	12/09	32,574,112	32,615,227	41,115
Euro	83	3/10	19,946,976	19,966,688	19,712
Euro Euribor	201	12/08	70,121,197	69,969,985	(151,212)
Euro Euribor	200	3/09	69,811,457	69,827,206	15,749
Euro-Bund	97	9/08	15,852,052	16,240,978	388,926
Eurodollar	128	9/08	30,833,338	31,096,800	263,462
Eurodollar	29	12/08	7,033,338	7,034,313	975
Eurodollar	231	3/09	55,974,575	56,040,600	66,025
Eurodollar	7	6/09	1,681,850	1,696,013	14,163
Eurodollar	33	9/09	7,965,962	7,978,575	12,613
Eurodollar	26	12/09	6,267,950	6,267,950	0
U.S. Treasury 2-Year Notes	86	12/08	18,242,891	18,256,188	13,297
U.S. Treasury 5-Year Notes	604	12/08	67,579,400	67,610,250	30,850
U.S. Treasury 10-Year Notes	26	12/08	2,998,406	3,003,000	4,594
U.S. Treasury Long Bond	110	12/08	12,850,891	12,904,375	53,484

					806,963

Contracts to Sell:
90 Day Sterling Futures	15	9/08	3,209,313	3,214,343	(5,030)
Euro-Bobl	244	9/08	38,435,272	38,717,155	(281,883)
Euro-Schatz	131	9/08	19,637,724	19,823,131	(185,407)
U.S. Treasury 2-Year Notes	55	9/08	11,701,250	11,711,563	(10,313)
U.S. Treasury 5-Year Notes	68	12/08	7,610,156	7,611,750	1,594
U.S. Treasury 10-Year Notes	267	12/08	30,830,156	30,838,500	8,344
U.S. Treasury Long Bond	232	12/08	27,118,266	27,216,500	98,234
United Kingdom Gilt	26	12/08	5,282,428	5,293,617	(11,189)

					(385,650)

Net Unrealized Gain on Open Futures Contracts					$421,313

Notes to Financial Statements
(continued)

	Number of	Expiration	Basis	Market	Unrealized
International Fixed Income Investments	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Euro	38	3/10	$9,202,650	$9,141,375	$(61,275)
Euro Euribor	17	12/08	5,920,059	5,917,859	(2,200)
Euro Euribor	41	3/09	14,313,098	14,314,577	1,479
Euro Euribor	25	6/09	8,745,358	8,744,900	(458)
Euro Euribor	3	9/09	1,043,668	1,050,598	6,930
Euro Euribor	50	12/09	17,433,519	17,514,551	81,032
Euro-Bobl	16	9/08	2,515,628	2,538,830	23,202
Euro-Bund	312	9/08	51,068,930	52,239,022	1,170,092
Eurodollar	7	3/09	1,689,800	1,698,200	8,400
Eurodollar	11	9/09	2,651,000	2,659,525	8,525
Eurodollar	272	12/09	65,531,050	65,572,400	41,350
Japan Government Bonds-10 Year Notes	7	9/08	8,656,239	8,911,081	254,842
U.S. Treasury 10-Year Notes	379	12/08	43,768,438	43,774,500	6,062
U.S. Treasury Long Bond	61	12/08	7,192,282	7,156,063	(36,219)
United Kingdom Gilt	13	12/08	2,641,134	2,646,809	5,675

					1,507,437

Contracts to Sell:
90 Day Sterling Futures	6	3/09	1,287,963	1,293,514	(5,551)
90 Day Sterling Futures	5	6/09	1,074,150	1,080,202	(6,052)
Bank Acceptance Futures	4	9/08	915,000	911,096	3,904
Bank Acceptance Futures	18	12/08	4,111,717	4,112,846	(1,129)
Euro-Schatz	34	9/08	5,121,513	5,144,935	(23,422)

					(32,250)

Net Unrealized Gain on Open Futures Contracts					$1,475,187

At August 31, 2008, Core Fixed Income Investments and International Fixed Income Investments held purchased options with a total cost of the following:

	Calls	Puts

Core Fixed Income Investments	$6,999,226	$150,971
International Fixed Income Investments	1,820,148	118,802

During the year ended August 31, 2008, written option transactions for Core Fixed Income Investments and International Fixed Income Investments were as follows:

	Number of	Premiums
Core Fixed Income Investments	Contracts	Received

Options written, outstanding at August 31, 2007	67,200,172	$773,566
Options written	207,501,034	7,653,362
Options closed	(124,800,837)	(2,155,454)
Options expired	(7,000,283)	(194,364)

Options written, outstanding at August 31, 2008	142,900,086	$6,077,110

Notes to Financial Statements
(continued)

	Number of	Premiums
International Fixed Income Investments	Contracts	Received

Options written, outstanding at August 31, 2007	129,399,965	$1,926,736
Options written	120,620,717	2,535,367
Options closed	(141,000,095)	(2,112,253)
Options expired	(22,600,309)	(438,462)

Options written, outstanding at August 31, 2008	86,420,278	$1,911,388

At August 31, 2008, Core Fixed Income Investments and International Fixed Income Investments had open forward foreign currency contracts as described below. The unrealized gain (loss) on the open contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

				Unrealized
Foreign Currency	Local Currency	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Mexican Peso	35,595,000	$3,404,542	12/8/08	$(59,800)

Contracts to Sell:
Euro	12,652,000	18,453,344	12/19/08	854,699
Mexican Peso	96,900,000	9,268,160	12/8/08	(110,581)
Pound Sterling	1,300,000	2,345,275	12/29/08	198,175
Swiss Franc	2,600,000	2,362,195	12/23/08	182,209

				1,124,502

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$1,064,702

Emerging Markets Equity Investments

				Unrealized
Foreign Currency	Local Currency	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Malaysian Ringgits	16,760,000	$4,939,727	9/18/08	$(198,225)
South African Rand	18,848,000	2,434,399	9/18/08	34,068

				(164,157)

Contracts to Sell:
South African Rand	18,848,000	2,434,399	9/18/08	(52,737)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(216,894)

Notes to Financial Statements
(continued)

Core Fixed Income Investments

				Unrealized
Foreign Currency	Local Currency	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Australian Dollar	154,000	$131,602	9/18/08	$(4,797)
Brazilian Real	471,530	281,332	12/2/08	4,288
Indian Rupee	120,170,814	2,728,597	11/12/08	(245,235)
Japanese Yen	396,593,000	3,649,602	9/8/08	(39,996)
Malaysian Ringgits	2,798,790	825,711	11/12/08	(37,897)
Mexican Peso	38,208	3,664	11/19/08	63
Russian Ruble	13,328,210	536,264	11/19/08	(1,055)
Russian Ruble	113,740,215	4,511,925	5/6/09	(170,959)
Yuan Renminbi	52,304,669	7,654,995	10/10/08	3,622

				(491,966)

Contracts to Sell:
Brazilian Real	1,017,863	607,295	12/2/08	(45,295)
Euro	2,112,000	3,093,998	9/25/08	44,001
Pound Sterling	4,940,000	8,973,367	9/22/08	608,530

				607,236

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$115,270

Notes to Financial Statements
(continued)

International Fixed Income Investments

				Unrealized
Foreign Currency	Local Currency	Market Value	Settlement Date	Gain (Loss)

Contracts to Buy:
Brazilian Real	4,455,791	$2,658,490	12/2/08	$196,324
Chilean Peso	1,850,000	3,576	12/10/08	(235)
Danish Krone	142,000	27,910	9/9/08	(425)
Euro	1,266,000	1,854,641	9/25/08	(17,273)
Hungarian Forint	205,521	1,257	11/19/08	(32)
Indian Rupee	50,110,300	1,137,804	11/12/08	(98,555)
Japanese Yen	118,488,312	1,090,375	9/8/08	7,112
Malaysian Ringgits	12,113,964	3,573,915	11/12/08	(287,727)
Mexican Peso	316,092	30,316	11/19/08	427
New Taiwan Dollar	12,428,584	393,913	9/4/08	(19,821)
New Taiwan Dollar	12,428,584	396,742	2/9/09	(8,121)
Philippine Peso	18,300,000	395,920	11/12/08	(16,873)
Philippine Peso	14,509,020	312,388	2/6/09	(11,127)
Polish Zloty	308,131	134,483	11/19/08	(5,425)
Pound Sterling	1,187,000	2,156,151	9/22/08	(56,285)
Russian Ruble	9,078,200	365,779	11/5/08	(14,221)
Russian Ruble	18,808,820	756,778	11/19/08	(1,489)
Russian Ruble	29,390,715	1,165,891	5/6/09	(40,327)
Saudi Riyal	2,570,885	684,884	4/16/09	(11,116)
Singapore Dollar	316,819	223,900	10/6/08	(7,095)
Singapore Dollar	1,937,076	1,371,746	11/21/08	(27,802)
South Korean Won	158,019,570	145,072	9/4/08	(11,221)
South Korean Won	158,019,570	144,717	2/9/09	(9,931)
Yuan Renminbi	4,629,083	678,077	11/13/08	(923)
Yuan Renminbi	27,905,020	4,132,183	5/6/09	(122,817)
Yuan Renminbi	12,705,229	1,890,023	7/15/09	(79,977)
Yuan Renminbi	4,586,000	694,943	5/17/10	(47,057)

				$(692,012)

Notes to Financial Statements
(continued)

				Unrealized
Foreign Currency	Local Currency	Market Value	Settlement Date	Gain (Loss)

Contracts to Sell:
Australian Dollar	4,183,000	$3,574,624	9/18/08	$(7,910)
Brazilian Real	2,483,548	1,481,776	12/2/08	(120,952)
Canadian Dollar	5,629,172	5,294,152	9/22/08	81,793
Danish Krone	15,671,608	3,080,250	9/9/08	147,409
Euro	41,844,000	61,299,831	9/25/08	845,198
Indian Rupee	41,960,100	952,745	11/12/08	(6,745)
Japanese Yen	319,172,593	2,937,150	9/8/08	850
New Taiwan Dollar	12,428,584	393,913	9/4/08	7,480
New Taiwan Dollar	10,270,200	327,843	2/9/09	2,157
Polish Zloty	7,052,322	3,039,532	5/6/09	85,389
Pound Sterling	11,001,000	19,982,998	9/22/08	1,345,326
Russian Ruble	40,162,495	1,618,229	11/5/08	(912)
Russian Ruble	15,412,160	620,113	11/19/08	3,887
South Korean Won	158,019,570	145,072	9/4/08	10,184
South Korean Won	126,258,000	115,629	2/9/09	4,371
Yuan Renminbi	922,012	136,532	5/6/09	(532)

				2,396,993

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$1,704,981

At August 31, 2008, Core Fixed Income Investments held the following interest rate swap contracts:

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	June 15, 2005	June 10, 2008
Notional Amount:	1,500,000 USD	14,600,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 6.00%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 15, 2035	December 17, 2023
Unrealized Appreciation (Depreciation)	$126,788	$(537,676)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 5, 2008	June 11, 2008
Notional Amount:	25,300,000 USD	12,850,000 USD
Payments Made by Fund:	Fixed Rate, 4.00%	Fixed Rate, 4.45%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 17, 2013	June 13, 2011
Unrealized Appreciation (Depreciation)	$297,709	$145,085

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	May 30, 2008	June 6, 2008
Notional Amount:	16,240,000 USD	7,400,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 4.25%
Payments Received by Fund:	Fixed Rate, 4.20%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 3, 2011	June 10, 2011
Unrealized Appreciation (Depreciation)	$114,949	$57,321

Notes to Financial Statements
(continued)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 11, 2008	June 10, 2008
Notional Amount:	3,900,000 EUR	800,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month EUR-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%	Fixed Rate, 5.50%
Termination Date:	March 18, 2010	December 17, 2010
Unrealized Appreciation (Depreciation)	$30,406	$12,136

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	May 26, 2008	September 15, 2006
Notional Amount:	10,000,000 JPY	3,300,000 GBP
Payments Made by Fund:	Fixed Rate, 2.00%	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 17, 2017	September 15, 2010
Unrealized Appreciation (Depreciation)	$(2,740)	$(10,138)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 13, 2008	June 6, 2008
Notional Amount:	800,000 GBP	1,800,000 USD
Payments Made by Fund:	Fixed Rate, 4.00%	Fixed Rate, 5.05%
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 15, 2037	June 10, 2019
Unrealized Appreciation (Depreciation)	$(25,596)	$(51,790)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 11, 2008	May 30, 2008
Notional Amount:	3,125,000 USD	3,950,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 4.96%
Payments Received by Fund:	Fixed Rate, 5.02%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	June 13, 2019	June 3, 2019
Unrealized Appreciation (Depreciation)	$(81,071)	$(87,521)

Swap Counterparty:	Barclays Bank PLC	Deutsche Bank AG
Effective Date:	July 1, 2008	June 17, 2008
Notional Amount:	2,600,000 EUR	12,000,000 EUR
Payments Made by Fund:	Fixed Rate, 5.00%	Floating Rate (6-Month EUR-LIBOR)
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Fixed Rate, 5.50%
Termination Date:	September 17, 2018	September 15, 2010
Unrealized Appreciation (Depreciation)	$(100,178)	$174,079

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	June 5, 2008	July 8, 2008
Notional Amount:	9,200,000 EUR	6,100,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Termination Date:	September 17, 2010	December 17, 2013
Unrealized Appreciation (Depreciation)	$71,016	$67,765

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	May 26, 2008	July 29, 2008
Notional Amount:	60,000,000 JPY	1,600,000 USD
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 2.00%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 17, 2017	December 17, 2028
Unrealized Appreciation (Depreciation)	$(16,784)	$(58,724)

Notes to Financial Statements
(continued)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 17, 2008	June 15, 2022
Notional Amount:	2,200,000 EUR	2,900,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.25%
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 17, 2018	June 15, 2037
Unrealized Appreciation (Depreciation)	$(60,851)	$(107,582)

Swap Counterparty:	Deutsche Bank AG	Goldman Sachs & Co.
Effective Date:	June 15, 2008	June 11, 2008
Notional Amount:	12,100,000 EUR	15,700,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month EUR-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.50%	Fixed Rate, 5.00%
Termination Date:	June 15, 2010	March 18, 2010
Unrealized Appreciation (Depreciation)	$(288,049)	$123,161

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	May 29, 2008	June 13, 2008
Notional Amount:	300,000 EUR	800,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.00%
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 17, 2018	June 15, 2037
Unrealized Appreciation (Depreciation)	$(8,726)	$(24,114)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	June 10, 2008	September 17, 2008
Notional Amount:	2,800,000 EUR	11,900,000 GBP
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.50%
Termination Date:	March 18, 2039	September 17, 2011
Unrealized Appreciation (Depreciation)	$(62,245)	$(240,841)

Swap Counterparty:	Goldman Sachs & Co.	Morgan Stanley
Effective Date:	May 16, 2007	May 16, 2007
Notional Amount:	8,400,000 BRL	28,300,000 BRL
Payments Made by Fund:	Floating Rate (BR-CDI-Compounded)	Floating Rate (BR-CDI-Compounded)
Payments Received by Fund:	Fixed Rate, 10.15%	Fixed Rate, 10.12%
Termination Date:	January 2, 2012	January 2, 2012
Unrealized Appreciation (Depreciation)	$(453,930)	$(1,200,907)

Swap Counterparty:	HSBC Bank USA	Lehman Brothers Inc.
Effective Date:	June 15, 2007	May 18, 2007
Notional Amount:	4,400,000 GBP	2,100,000 USD
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Floating Rate (ATMF Straddle Premium)
Payments Received by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.65%
Termination Date:	June 15, 2009	May 18, 2017
Unrealized Appreciation (Depreciation)	$40,268	$110,765

Swap Counterparty:	Lehman Brothers Inc.	Merrill Lynch & Co., Inc.
Effective Date:	May 24, 2007	January 23, 2009
Notional Amount:	1,200,000 USD	1,300,000 USD
Payments Made by Fund:	Floating Rate (ATMF Straddle Premium)	Fixed Rate, 4.50%
Payments Received by Fund:	Fixed Rate, 4.52%	Floating Rate (ICAP CMM FRA Fixing Rate)
Termination Date:	May 24, 2017	January 24, 2009
Unrealized Appreciation (Depreciation)	$73,545	$150,559

Notes to Financial Statements
(continued)

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	December 17, 2008	December 17, 2008
Notional Amount:	3,900,000 USD	17,100,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 4.00%
Termination Date:	December 17, 2038	December 17, 2013
Unrealized Appreciation (Depreciation)	$14,220	$2,433

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	June 4, 2008	June 11, 2008
Notional Amount:	3,400,000 USD	1,700,000 CAD
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month CAD-LIBOR)
Termination Date:	December 17, 2028	June 21, 2038
Unrealized Appreciation (Depreciation)	$(25,746)	$(61,627)

Swap Counterparty:	Merrill Lynch & Co., Inc.	Morgan Stanley
Effective Date:	November 17, 2006	December 17, 2008
Notional Amount:	44,000,000 MXN	71,200,000 USD
Payments Made by Fund:	Floating Rate (28 Day Mexico Interbank TIIE Banxico)	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 8.17%	Fixed Rate, 4.00%
Termination Date:	November 4, 2016	December 17, 2013
Unrealized Appreciation (Depreciation)	$(178,752)	$663,547

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	June 2, 2008	June 10, 2008
Notional Amount:	27,100,000 USD	3,700,000 EUR
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 5.50%
Payments Received by Fund:	Fixed Rate, 5.00%	Floating Rate (6-Month EUR-LIBOR)
Termination Date:	December 17, 2018	December 17, 2010
Unrealized Appreciation (Depreciation)	$614,575	$66,842

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	September 18, 2008	June 20, 2008
Notional Amount:	5,400,000 GBP	100,000 USD
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 6.00%	Fixed Rate, 5.00%
Termination Date:	September 18, 2009	December 17, 2023
Unrealized Appreciation (Depreciation)	$8,133	$(2,126)

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	December 17, 2008	June 15, 2022
Notional Amount:	6,600,000 USD	1,000,000 GBP
Payments Made by Fund:	Fixed Rate, 4.00%	Fixed Rate, 4.25%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 17, 2010	June 15, 2037
Unrealized Appreciation (Depreciation)	$(5,192)	$(35,688)

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	December 17, 2008	July 15, 2008
Notional Amount:	19,900,000 USD	200,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 4.00%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 17, 2013	December 17, 2028
Unrealized Appreciation (Depreciation)	$218,006	$(1,524)

Notes to Financial Statements
(continued)

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	May 26, 2008	May 27, 2008
Notional Amount:	60,000,000 JPY	5,900,000 USD
Payments Made by Fund:	Fixed Rate, 2.00%	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)	Fixed Rate, 5.00%
Termination Date:	December 17, 2017	December 17, 2015
Unrealized Appreciation (Depreciation)	$(16,866)	$(82,670)

Swap Counterparty:	Royal Bank of Scotland PLC
Effective Date:	December 17, 2008
Notional Amount:	3,300,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 17, 2023
Unrealized Appreciation (Depreciation)	$(115,354)

At August 31, 2008, Core Fixed Income Investments held the following index-linked swap contracts:

Swap Counterparty:	UBS Securities LLC
Effective Date:	October 15, 2005
Notional Amount:	200,000 EUR
Payments Made by Fund:	Floating Rate (French CPI Ex-Tobacco Daily Reference Index)
Payments Received by Fund:	Fixed Rate, 2.15%
Termination Date:	October 15, 2010
Unrealized Appreciation (Depreciation)	$(1,270)

At August 31, 2008, Core Fixed Income Investments held the following credit default swap contracts:

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	September 15, 2007	September 15, 2007
Reference Entity:	Black & Decker Corp.	Clorox Co.
Notional Amount:	500,000 USD	500,000 USD
Termination Date:	December 20, 2012	December 20, 2012
Unrealized Appreciation (Depreciation)	$16,827	$9,905

Swap Counterparty:	Bank of America	Barclays Bank PLC
Effective Date:	September 15, 2007	October 19, 2006
Reference Entity:	Sherwin-Williams	ISTAR Financial
Notional Amount:	600,000 USD	300,000 USD
Termination Date:	December 20, 2012	March 20, 2011
Unrealized Appreciation (Depreciation)	$11,890	$76,218

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	October 18, 2006	November 14, 2006
Reference Entity:	Daimler Finance North America	Daimler Finance North America
Notional Amount:	600,000 USD	300,000 USD
Termination Date:	September 20, 2011	September 20, 2011
Unrealized Appreciation (Depreciation)	$5,805	$3,319

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	September 21, 2006	May 19, 2007
Reference Entity:	Dow Jones CDX HVOL7 Index	Baxter International Inc.
Notional Amount:	1,900,000 USD	800,000 USD
Termination Date:	December 20, 2011	June 20, 2012
Unrealized Appreciation (Depreciation)	$168,410	$2,480

Notes to Financial Statements
(continued)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	May 19, 2007	December 8, 2007
Reference Entity:	Schlumberger Ltd.	Safeway Inc.
Notional Amount:	1,000,000 USD	2,000,000 USD
Termination Date:	June 20, 2012	December 20, 2012
Unrealized Appreciation (Depreciation)	$19,060	$24,046

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	December 11, 2007	March 28, 2008
Reference Entity:	Sherwin-Williams	Dow Jones CDX HY-10 100 Index
Notional Amount:	3,500,000 USD	1,100,000 USD
Termination Date:	December 20, 2012	June 20, 2013
Unrealized Appreciation (Depreciation)	$49,159	$44,252

Swap Counterparty:	Bear Stearns & Co., Inc.	Bear Stearns & Co., Inc.
Effective Date:	September 15, 2007	June 28, 2005
Reference Entity:	Nordstrom Inc.	Trinity CDO, Ltd.
Notional Amount:	600,000 USD	2,000,000 USD
Termination Date:	December 20, 2012	March 8, 2040
Unrealized Appreciation (Depreciation)	$24,790	$1,575,107

Swap Counterparty:	BNP Paribas Bank	BNP Paribas Bank
Effective Date:	July 27, 2007	November 16, 2006
Reference Entity:	Morgan Stanley	HSBC Finance Corp.
Notional Amount:	2,100,000 USD	300,000 USD
Termination Date:	September 20, 2012	December 20, 2013
Unrealized Appreciation (Depreciation)	$(105,549)	$35,414

Swap Counterparty:	Credit Suisse Securities (USA) LLC	Credit Suisse Securities (USA) LLC
Effective Date:	November 10, 2007	July 19, 2006
Reference Entity:	GM Corp.	ABX HE AAA 06-2 Index
Notional Amount:	500,000 USD	400,000 USD
Termination Date:	December 20, 2012	May 25, 2046
Unrealized Appreciation (Depreciation)	$(191,725)	$(48,477)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	March 1, 2008	October 26, 2006
Reference Entity:	Dow Jones CDX IG9 5YR Index	Goodrich Corp.
Notional Amount:	5,000,000 USD	300,000 USD
Termination Date:	December 20, 2012	September 20, 2016
Unrealized Appreciation (Depreciation)	$62,288	$3,077

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	September 21, 2007	September 15, 2007
Reference Entity:	Dow Jones CDX IG9 5YR Index	Wal-Mart Stores Inc.
Notional Amount:	10,100,000 USD	600,000 USD
Termination Date:	December 20, 2012	December 20, 2012
Unrealized Appreciation (Depreciation)	$(91,556)	$1,925

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	September 21, 2007	March 21, 2008
Reference Entity:	Dow Jones CDX IG9 10Y Index	Dow Jones CDX IG10 10Y
Notional Amount:	4,600,000 USD	3,900,000 USD
Termination Date:	December 20, 2017	June 20, 2018
Unrealized Appreciation (Depreciation)	$231,536	$63,201

Notes to Financial Statements
(continued)

Swap Counterparty:	Goldman Sachs & Co.	J.P. Morgan Chase & Co.
Effective Date:	July 19, 2006	September 21, 2006
Reference Entity:	ABX HE AAA 06-2 Index	Dow Jones CDX XO7 Index
Notional Amount:	10,300,000 USD	1,942,858 USD
Termination Date:	May 25, 2046	December 20, 2011
Unrealized Appreciation (Depreciation)	$(1,131,804)	$168,400

Swap Counterparty:	Lehman Brothers Inc.	Lehman Brothers Inc.
Effective Date:	March 21, 2007	September 15, 2007
Reference Entity:	Dow Jones CDX IG8 Index	Masco Corp.
Notional Amount:	1,300,000 USD	1,400,000 USD
Termination Date:	June 20, 2012	September 20, 2017
Unrealized Appreciation (Depreciation)	$41,573	$164,867

Swap Counterparty:	Lehman Brothers Inc.	Lehman Brothers Inc.
Effective Date:	September 15, 2007	September 15, 2007
Reference Entity:	Viacom	Kohl’s Corp.
Notional Amount:	800,000 USD	500,000 USD
Termination Date:	September 20, 2012	December 20, 2012
Unrealized Appreciation (Depreciation)	$38,056	$17,914

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	March 28, 2007	July 24, 2007
Reference Entity:	Dow Jones CDX HY-8 100 Index	GMAC
Notional Amount:	5,346,000 USD	4,000,000 USD
Termination Date:	June 20, 2012	September 20, 2017
Unrealized Appreciation (Depreciation)	$381,871	$(1,488,827)

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	April 4, 2007	April 4, 2007
Reference Entity:	Saratoga CLO I, Ltd.	Saratoga CLO I, Ltd.
Notional Amount:	1,000,000 USD	1,100,000 USD
Termination Date:	December 15, 2019	December 15, 2019
Unrealized Appreciation (Depreciation)	$280,447	$234,700

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	April 4, 2007	April 4, 2007
Reference Entity:	Race Point CLO	Race Point CLO
Notional Amount:	800,000 USD	1,100,000 USD
Termination Date:	April 15, 2020	April 15, 2020
Unrealized Appreciation (Depreciation)	$219,353	$452,485

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	April 6, 2007	September 15, 2007
Reference Entity:	Target Corp.	TJX Cos., Inc. (the)
Notional Amount:	1,900,000 USD	600,000 USD
Termination Date:	June 20, 2012	December 20, 2012
Unrealized Appreciation (Depreciation)	$38,404	$5,445

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	October 26, 2006	September 21, 2006
Reference Entity:	Sealed Air Corp.	Dow Jones CDX IG7 10 YR Index
Notional Amount:	300,000 USD	1,100,000 USD
Termination Date:	September 20, 2013	December 20, 2016
Unrealized Appreciation (Depreciation)	$15,661	$65,357

Notes to Financial Statements
(continued)

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	September 21, 2007	March 4, 2008
Reference Entity:	Dow Jones CDX IG9 10Y	Motorola Inc.
Notional Amount:	3,400,000 USD	400,000 USD
Termination Date:	December 20, 2017	December 20, 2017
Unrealized Appreciation (Depreciation)	$58,675	$(27,965)

Swap Counterparty:	Morgan Stanley	Royal Bank of Scotland PLC
Effective Date:	March 21, 2008	April 13, 2007
Reference Entity:	Dow Jones CDX IG10 10 YR Index	Autozone Inc.
Notional Amount:	10,500,000 USD	800,000 USD
Termination Date:	June 20, 2018	June 20, 2017
Unrealized Appreciation (Depreciation)	$245,709	$24,929

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	April 24, 2007	April 28, 2007
Reference Entity:	Autozone Inc.	Autozone Inc.
Notional Amount:	400,000 USD	300,000 USD
Termination Date:	June 20, 2017	June 20, 2017
Unrealized Appreciation (Depreciation)	$13,314	$9,880

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	April 13, 2007	March 4, 2008
Reference Entity:	Newell Rubbermaid Inc.	Motorola Inc.
Notional Amount:	400,000 USD	400,000 USD
Termination Date:	June 20, 2017	December 20, 2017
Unrealized Appreciation (Depreciation)	$34,526	$(29,319)

Swap Counterparty:	UBS Securities LLC	UBS Securities LLC
Effective Date:	April 13, 2007	March 28, 2008
Reference Entity:	Newell Rubbermaid Inc.	Dow Jones CDX HY-10 100 Index
Notional Amount:	200,000 USD	1,100,000 USD
Termination Date:	June 20, 2017	June 20, 2013
Unrealized Appreciation (Depreciation)	$17,331	$44,939

At August 31, 2008, International Fixed Income Investments held the following interest rate swap contracts:

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	July 22, 2008	May 29, 2008
Notional Amount:	2,500,000 CAD	2,600,000 USD
Payments Made by Fund:	Floating Rate (3-Month CAD-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 4.25%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 20, 2013	December 17, 2038
Unrealized Appreciation (Depreciation)	$(25,178)	$(151,581)

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	December 18, 2013	June 17, 2009
Notional Amount:	32,000,000 USD	34,700,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 4.00%
Termination Date:	December 18, 2015	June 17, 2011
Unrealized Appreciation (Depreciation)	$(189,421)	$(248,365)

Notes to Financial Statements
(continued)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	December 20, 2006	July 1, 2008
Notional Amount:	280,000,000 JPY	900,000 GBP
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)	Fixed Rate, 4.00%
Payments Received by Fund:	Fixed Rate, 2.00%	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	December 20, 2025	December 15, 2035
Unrealized Appreciation (Depreciation)	$169,424	$140,742

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 18, 2008	September 15, 2008
Notional Amount:	1,000,000 GBP	100,000 AUD
Payments Made by Fund:	Fixed Rate, 5.00%	Floating Rate (3-Month AUD BB)
Payments Received by Fund:	Floating Rate (6-Month GBP-LIBOR)	Fixed Rate, 7.00%
Termination Date:	March 18, 2039	September 15, 2009
Unrealized Appreciation (Depreciation)	$81,038	$2

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	September 17, 2008	July 1, 2008
Notional Amount:	100,000 GBP	5,400,000 EUR
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 4.50%	Floating Rate (6-Month EUR-LIBOR)
Termination Date:	September 17, 2010	September 17, 2018
Unrealized Appreciation (Depreciation)	$(2,279)	$(3,879)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 17, 2009	September 15, 2005
Notional Amount:	17,400,000 USD	500,000 GBP
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.00%	Fixed Rate, 5.00%
Termination Date:	June 17, 2010	September 15, 2015
Unrealized Appreciation (Depreciation)	$(32,801)	$(34,543)

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	June 2, 2008	June 13, 2008
Notional Amount:	1,900,000 USD	1,100,000 GBP
Payments Made by Fund:	Fixed Rate, 5.00%	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 5.00%
Termination Date:	December 17, 2038	June 18, 2018
Unrealized Appreciation (Depreciation)	$(94,640)	$(105,344)

Swap Counterparty:	Barclays Bank PLC	BNP Paribas Bank
Effective Date:	March 19, 2008	July 28, 2008
Notional Amount:	13,300,000 EUR	620,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.00%	Fixed Rate, 1.50%
Termination Date:	March 19, 2010	June 17, 2013
Unrealized Appreciation (Depreciation)	$(166,405)	$47,998

Swap Counterparty:	BNP Paribas Bank	BNP Paribas Bank
Effective Date:	February 5, 2008	July 28, 2008
Notional Amount:	1,700,000 USD	320,000,000 JPY
Payments Made by Fund:	Floating Rate (Spreadlock — USSP2)	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 0.71%	Fixed Rate, 2.00%
Termination Date:	February 5, 2009	December 17, 2017
Unrealized Appreciation (Depreciation)	$(8,412)	$(45,177)

Notes to Financial Statements
(continued)

Swap Counterparty:	Credit Suisse Securities (USA) LLC	Credit Suisse Securities (USA) LLC
Effective Date:	June 16, 2008	June 13, 2008
Notional Amount:	2,100,000 AUD	2,800,000 USD
Payments Made by Fund:	Floating Rate (6-Month AUD BB)	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 7.25%	Fixed Rate, 5.00%
Termination Date:	June 15, 2013	December 17, 2018
Unrealized Appreciation (Depreciation)	$34,781	$(53,444)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	July 25, 2008	July 4, 2008
Notional Amount:	750,000,000 JPY	4,400,000 AUD
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)	Floating Rate (3-Month AUD-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.50%	Fixed Rate, 7.75%
Termination Date:	June 17, 2013	June 15, 2010
Unrealized Appreciation (Depreciation)	$57,370	$41,371

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	December 17, 2008	July 2, 2008
Notional Amount:	6,000,000 USD	1,600,000 CAD
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month CAD-LIBOR)
Termination Date:	December 17, 2015	September 20, 2037
Unrealized Appreciation (Depreciation)	$17,989	$7,696

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 15, 2006	December 17, 2008
Notional Amount:	400,000 GBP	2,200,000 USD
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 5.00%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	September 15, 2015	December 17, 2018
Unrealized Appreciation (Depreciation)	$(7,926)	$(8,979)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	June 16, 2008	June 5, 2008
Notional Amount:	12,500,000 AUD	700,000 GBP
Payments Made by Fund:	Floating Rate (6-Month AUD BB)	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 7.00%	Fixed Rate, 5.50%
Termination Date:	June 15, 2010	September 17, 2018
Unrealized Appreciation (Depreciation)	$(24,297)	$(42,835)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	June 16, 2008	May 26, 2008
Notional Amount:	3,800,000 AUD	380,000,000 JPY
Payments Made by Fund:	Fixed Rate, 6.50%	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Floating Rate (6-Month AUD BB)	Fixed Rate, 2.00%
Termination Date:	June 15, 2017	December 17, 2017
Unrealized Appreciation (Depreciation)	$(49,772)	$(53,252)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 17, 2008	December 20, 2007
Notional Amount:	3,100,000 EUR	250,000,000 JPY
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 2.50%
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	September 17, 2018	December 20, 2027
Unrealized Appreciation (Depreciation)	$(60,872)	$(96,496)

Notes to Financial Statements
(continued)

Swap Counterparty:	Deutsche Bank AG	Goldman Sachs & Co.
Effective Date:	September 17, 2008	March 20, 2008
Notional Amount:	12,100,000 EUR	4,300,000 GBP
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.00%	Fixed Rate, 5.00%
Termination Date:	September 17, 2013	March 20, 2013
Unrealized Appreciation (Depreciation)	$(496,752)	$55,900

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	March 20, 2008	September 15, 2006
Notional Amount:	2,500,000 GBP	100,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Floating Rate (6-Month GBP-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.50%	Fixed Rate, 5.00%
Termination Date:	March 20, 2013	September 15, 2015
Unrealized Appreciation (Depreciation)	$24,933	$2,976

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	September 17, 2008	August 28, 2008
Notional Amount:	300,000 EUR	2,000,000 EUR
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.50%
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month EUR-LIBOR)
Termination Date:	September 17, 2038	March 18, 2014
Unrealized Appreciation (Depreciation)	$(893)	$(1,899)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	June 10, 2008	December 20, 2005
Notional Amount:	1,200,000 EUR	1,300,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month JPY-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%	Fixed Rate, 1.50%
Termination Date:	March 18, 2039	December 20, 2015
Unrealized Appreciation (Depreciation)	$(34,115)	$(121,091)

Swap Counterparty:	Goldman Sachs & Co.	HSBC Bank USA
Effective Date:	December 20, 2007	June 15, 2007
Notional Amount:	250,000,000 JPY	4,300,000 AUD
Payments Made by Fund:	Fixed Rate, 3.00%	Fixed Rate, 6.00%
Payments Received by Fund:	Floating Rate (6-Month JPY-LIBOR)	Floating Rate (6-Month AUD BBSW)
Termination Date:	June 20, 2036	June 15, 2017
Unrealized Appreciation (Depreciation)	$(209,179)	$140,317

Swap Counterparty:	HSBC Bank USA	HSBC Bank USA
Effective Date:	September 15, 2006	September 15, 2006
Notional Amount:	2,300,000 GBP	200,000 GBP
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 5.00%	Floating Rate (6-Month GBP-LIBOR)
Termination Date:	September 15, 2010	September 15, 2015
Unrealized Appreciation (Depreciation)	$132,235	$6,504

Swap Counterparty:	HSBC Bank USA	HSBC Bank USA
Effective Date:	June 19, 2008	June 15, 2007
Notional Amount:	1,300,000 GBP	7,500,000 AUD
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Floating Rate (6-Month AUD BB)
Payments Received by Fund:	Fixed Rate, 5.50%	Fixed Rate, 6.00%
Termination Date:	September 17, 2018	June 15, 2012
Unrealized Appreciation (Depreciation)	$(124,334)	$(134,570)

Notes to Financial Statements
(continued)

Swap Counterparty:	J.P. Morgan Chase & Co.	Lehman Brothers Inc.
Effective Date:	September 15, 2006	December 17, 2008
Notional Amount:	800,000 GBP	7,300,000 USD
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Fixed Rate, 5.00%
Payments Received by Fund:	Fixed Rate, 5.00%	Floating Rate (3-Month USD-LIBOR)
Termination Date:	September 15, 2015	December 17, 2038
Unrealized Appreciation (Depreciation)	$(17,948)	$(385,765)

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	May 21, 2009	June 12, 2008
Notional Amount:	1,000,000 USD	1,700,000 CAD
Payments Made by Fund:	Fixed Rate, 5.50%	Fixed Rate, 4.25%
Payments Received by Fund:	Floating Rate (ICAP CMM FRA Fixing Rate)	Floating Rate (3-Month CAD-LIBOR)
Termination Date:	May 22, 2009	December 20, 2013
Unrealized Appreciation (Depreciation)	$15,229	$(6,447)

Swap Counterparty:	Merrill Lynch & Co., Inc.	Merrill Lynch & Co., Inc.
Effective Date:	December 17, 2008	December 17, 2008
Notional Amount:	13,300,000 USD	7,100,000 USD
Payments Made by Fund:	Fixed Rate, 5.00%	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 17, 2018	December 17, 2023
Unrealized Appreciation (Depreciation)	$(126,450)	$(136,442)

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	March 19, 2008	July 1, 2008
Notional Amount:	720,000,000 JPY	900,000 EUR
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)	Floating Rate (6-Month EUR-LIBOR)
Payments Received by Fund:	Fixed Rate, 1.00%	Fixed Rate, 4.50%
Termination Date:	March 18, 2009	June 18, 2034
Unrealized Appreciation (Depreciation)	$64,728	$36,627

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	September 17, 2008	June 20, 2007
Notional Amount:	700,000 EUR	80,000,000 JPY
Payments Made by Fund:	Fixed Rate, 4.75%	Fixed Rate, 2.25%
Payments Received by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	September 17, 2038	June 20, 2036
Unrealized Appreciation (Depreciation)	$25,822	$18,722

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	June 16, 2008	June 16, 2008
Notional Amount:	4,700,000 AUD	700,000 AUD
Payments Made by Fund:	Floating Rate (6-Month AUD BB)	Fixed Rate, 6.50%
Payments Received by Fund:	Fixed Rate, 7.00%	Floating Rate (6-Month AUD BB)
Termination Date:	June 15, 2010	June 15, 2017
Unrealized Appreciation (Depreciation)	$(5,732)	$(10,406)

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	May 23, 2008	September 27, 2006
Notional Amount:	2,100,000 USD	400,000,000 JPY
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Fixed Rate, 1.98%
Payments Received by Fund:	Fixed Rate, 5.00%	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	December 17, 2038	September 27, 2016
Unrealized Appreciation (Depreciation)	$(53,100)	$(133,779)

Notes to Financial Statements
(continued)

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	June 2, 2008	December 17, 2008
Notional Amount:	15,100,000 USD	8,800,000 USD
Payments Made by Fund:	Fixed Rate, 4.00%	Fixed Rate, 5.00%
Payments Received by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Termination Date:	December 17, 2013	December 17, 2018
Unrealized Appreciation (Depreciation)	$(184,053)	$(189,511)

Swap Counterparty:	Morgan Stanley	Royal Bank of Scotland PLC
Effective Date:	September 17, 2008	June 18, 2014
Notional Amount:	10,600,000 EUR	400,000 EUR
Payments Made by Fund:	Floating Rate (6-Month EUR-LIBOR)	Floating Rate (6-Month EUR-LIBOR)
Payments Received by Fund:	Fixed Rate, 3.50%	Fixed Rate, 4.50%
Termination Date:	September 17, 2010	June 18, 2034
Unrealized Appreciation (Depreciation)	$(354,628)	$14,812

Swap Counterparty:	Royal Bank of Scotland PLC	Bank of Nova Scotia
Effective Date:	May 27, 2008	June 20, 2008
Notional Amount:	1,600,000 USD	1,300,000 CAD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month CAD-LIBOR)
Payments Received by Fund:	Fixed Rate, 5.00%	Fixed Rate, 4.50%
Termination Date:	December 17, 2015	September 20, 2011
Unrealized Appreciation (Depreciation)	$(22,419)	$(24,484)

Swap Counterparty:	Royal Bank of Scotland PLC	Bank of Nova Scotia
Effective Date:	September 15, 2006	June 13, 2008
Notional Amount:	1,200,000 GBP	2,300,000 CAD
Payments Made by Fund:	Floating Rate (6-Month GBP-LIBOR)	Fixed Rate, 4.25%
Payments Received by Fund:	Fixed Rate, 5.00%	Floating Rate (3-Month CAD-LIBOR)
Termination Date:	September 15, 2015	December 20, 2013
Unrealized Appreciation (Depreciation)	$(28,205)	$(46,516)

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	June 17, 2009	May 23, 2008
Notional Amount:	32,400,000 USD	12,800,000 USD
Payments Made by Fund:	Floating Rate (3-Month USD-LIBOR)	Floating Rate (3-Month USD-LIBOR)
Payments Received by Fund:	Fixed Rate, 4.00%	Fixed Rate, 4.00%
Termination Date:	June 17, 2011	December 17, 2013
Unrealized Appreciation (Depreciation)	$(56,943)	$(226,675)

Swap Counterparty:	UBS Securities LLC	UBS Securities LLC
Effective Date:	December 17, 2008	May 27, 2008
Notional Amount:	100,000,000 JPY	40,000,000 JPY
Payments Made by Fund:	Floating Rate (6-Month JPY-LIBOR)	Fixed Rate, 1.75%
Payments Received by Fund:	Fixed Rate, 1.50%	Floating Rate (6-Month JPY-LIBOR)
Termination Date:	June 17, 2013	December 17, 2015
Unrealized Appreciation (Depreciation)	$14,521	$(9,777)

Notes to Financial Statements
(continued)

At August 31, 2008, International Fixed Income Investments held the following index-linked swap contracts:

Swap Counterparty:	Goldman Sachs & Co.
Effective Date:	June 15, 2007
Notional Amount:	1,300,000 EUR
Payments Made by Fund:	Floating Rate (5-Year French CPI Ex Tobacco Daily Reference Index)
Payments Received by Fund:	Fixed Rate, 2.08%
Termination Date:	June 15, 2012
Unrealized Appreciation (Depreciation)	$(47,979)

At August 31, 2008, International Fixed Income Investments held the following credit default swap contracts:

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	September 20, 2007	March 8, 2008
Reference Entity:	Dow Jones I Traxx	Royal Bank of Scotland PLC
Notional Amount:	1,500,000 EUR	600,000 EUR
Termination Date:	December 20, 2012	March 20, 2013
Unrealized Appreciation (Depreciation)	$60,625	$15,334

Swap Counterparty:	Barclays Bank PLC	BNP Paribas Bank
Effective Date:	September 20, 2006	September 20, 2006
Reference Entity:	Dow Jones I Traxx	Dow Jones I Traxx
Notional Amount:	200,000 EUR	600,000 EUR
Termination Date:	December 20, 2016	December 20, 2016
Unrealized Appreciation (Depreciation)	$13,069	$39,202

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 20, 2006	May 28, 2008
Reference Entity:	Dow Jones I Traxx	Dow Jones I Traxx
Notional Amount:	100,000 EUR	500,000 EUR
Termination Date:	December 20, 2016	June 20, 2018
Unrealized Appreciation (Depreciation)	$7,763	$5,797

Swap Counterparty:	HSBC Bank USA	J.P. Morgan Chase & Co.
Effective Date:	September 20, 2006	September 20, 2006
Reference Entity:	Dow Jones I Traxx	Dow Jones I Traxx
Notional Amount:	100,000 EUR	100,000 EUR
Termination Date:	December 20, 2016	December 20, 2016
Unrealized Appreciation (Depreciation)	$6,536	$6,535

Swap Counterparty:	Lehman Brothers Inc.	Bank of America
Effective Date:	March 8, 2008	June 17, 2008
Reference Entity:	Barclays Bank PLC	General Electric Capital Corp.
Notional Amount:	200,000 EUR	500,000 USD
Termination Date:	March 20, 2013	March 20, 2009
Unrealized Appreciation (Depreciation)	$3,555	$643

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	January 12, 2008	October 25, 2007
Reference Entity:	GMAC	HSBC Finance Corp.
Notional Amount:	500,000 USD	200,000 USD
Termination Date:	March 20, 2009	June 20, 2012
Unrealized Appreciation (Depreciation)	$7,054	$17,174

Notes to Financial Statements
(continued)

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	October 3, 2007	May 16, 2008
Reference Entity:	Ford Motor Credit Co. LLC	Prologis
Notional Amount:	200,000 USD	1,000,000 USD
Termination Date:	December 20, 2012	December 20, 2015
Unrealized Appreciation (Depreciation)	$(51,359)	$85,864

Swap Counterparty:	Bank of America	Bank of America
Effective Date:	May 2, 2008	April 23, 2008
Reference Entity:	Home Depot Inc.	Computer Sciences Corp.
Notional Amount:	1,000,000 USD	1,000,000 USD
Termination Date:	March 20, 2016	March 20, 2018
Unrealized Appreciation (Depreciation)	$32,906	$(19,320)

Swap Counterparty:	Bank of America	Barclays Bank PLC
Effective Date:	May 17, 2008	October 31, 2006
Reference Entity:	Starwood Hotels & Resorts World	Ryder System Inc.
Notional Amount:	1,000,000 USD	200,000 USD
Termination Date:	June 20, 2018	March 20, 2009
Unrealized Appreciation (Depreciation)	$87,640	$126

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	November 1, 2006	November 4, 2006
Reference Entity:	Sealed Air Corp.	National Grid PLC
Notional Amount:	200,000 USD	300,000 USD
Termination Date:	June 20, 2009	June 20, 2011
Unrealized Appreciation (Depreciation)	$1,175	$2,199

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	September 27, 2006	June 2, 2007
Reference Entity:	XL Capital Europe PLC	Capital One Bank
Notional Amount:	100,000 USD	400,000 USD
Termination Date:	March 20, 2012	June 20, 2012
Unrealized Appreciation (Depreciation)	$4,670	$44,038

Swap Counterparty:	Barclays Bank PLC	Barclays Bank PLC
Effective Date:	March 27, 2008	August 1, 2008
Reference Entity:	Goldman Sachs Group Inc.	Deutsche Bank AG
Notional Amount:	400,000 USD	300,000 USD
Termination Date:	June 20, 2013	September 20, 2013
Unrealized Appreciation (Depreciation)	$(1,723)	$1,430

Swap Counterparty:	Barclays Bank PLC	Bear Stearns & Co., Inc.
Effective Date:	April 18, 2008	September 22, 2006
Reference Entity:	Norfolk Southern Corp.	CNA Financial Corp.
Notional Amount:	1,000,000 USD	100,000 USD
Termination Date:	September 20, 2014	September 20, 2011
Unrealized Appreciation (Depreciation)	$723	$1,584

Swap Counterparty:	Bear Stearns & Co., Inc.	Bear Stearns & Co., Inc.
Effective Date:	September 27, 2006	May 4, 2007
Reference Entity:	HJ Heinz Finance Co.	Diamond Offshore Drilling Inc.
Notional Amount:	100,000 USD	100,000 USD
Termination Date:	March 20, 2012	June 20, 2012
Unrealized Appreciation (Depreciation)	$204	$1,281

Notes to Financial Statements
(continued)

Swap Counterparty:	Bear Stearns & Co., Inc.	BNP Paribas Bank
Effective Date:	October 28, 2006	May 15, 2008
Reference Entity:	Goldman Sachs Group Inc.	Bear Stearns & Co., Inc.
Notional Amount:	200,000 USD	1,000,000 USD
Termination Date:	March 20, 2016	December 20, 2017
Unrealized Appreciation (Depreciation)	$13,724	$21,067

Swap Counterparty:	BNP Paribas Bank	Credit Suisse First Boston (USA) LLC
Effective Date:	April 18, 2008	June 27, 2008
Reference Entity:	Lehman Brothers Holdings Inc.	Russian Federation
Notional Amount:	600,000 USD	1,000,000 USD
Termination Date:	June 20, 2018	January 20, 2009
Unrealized Appreciation (Depreciation)	$35,824	$(95)

Swap Counterparty:	Credit Suisse First Boston (USA) LLC	Credit Suisse Securities (USA) LLC
Effective Date:	January 19, 2006	December 15, 2007
Reference Entity:	ABX HE AA 06-1 Index	Gazprom
Notional Amount:	400,000 USD	300,000 USD
Termination Date:	July 25, 2045	December 20, 2008
Unrealized Appreciation (Depreciation)	$(64,115)	$823

Swap Counterparty:	Credit Suisse Securities (USA) LLC	Credit Suisse Securities (USA) LLC
Effective Date:	October 18, 2006	May 1, 2008
Reference Entity:	ISTAR Financial	Bear Stearns & Co., Inc.
Notional Amount:	300,000 USD	1,000,000 USD
Termination Date:	March 20, 2012	December 20, 2017
Unrealized Appreciation (Depreciation)	$87,665	$24,778

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	December 12, 2007	December 21, 2007
Reference Entity:	VTB Capital	SLM Corp.
Notional Amount:	100,000 USD	200,000 USD
Termination Date:	December 20, 2008	March 20, 2009
Unrealized Appreciation (Depreciation)	$32	$(2,426)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 19, 2006	April 30, 2008
Reference Entity:	Ace Ina Holdings Inc.	Marsh & McLennan Co., Inc.
Notional Amount:	100,000 USD	1,000,000 USD
Termination Date:	June 20, 2014	September 20, 2014
Unrealized Appreciation (Depreciation)	$1,142	$(2,136)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 19, 2006	February 12, 2008
Reference Entity:	Tate & Lyle International	Macy’s Inc.
Notional Amount:	100,000 USD	1,000,000 USD
Termination Date:	December 20, 2014	December 20, 2016
Unrealized Appreciation (Depreciation)	$6,797	$1,859

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	March 21, 2007	April 2, 2008
Reference Entity:	Dow Jones CDX 10Y Index	Covidien International Finance
Notional Amount:	2,500,000 USD	400,000 USD
Termination Date:	June 20, 2017	December 20, 2017
Unrealized Appreciation (Depreciation)	$131,399	$(6,721)

Notes to Financial Statements
(continued)

Swap Counterparty:	Deutsche Bank AG	Deutsche Bank AG
Effective Date:	September 21, 2007	May 14, 2008
Reference Entity:	Dow Jones CDX IG9 Index	Bear Stearns & Co., Inc.
Notional Amount:	1,200,000 USD	3,000,000 USD
Termination Date:	December 20, 2017	March 20, 2018
Unrealized Appreciation (Depreciation)	$5,107	$50,884

Swap Counterparty:	Deutsche Bank AG	Goldman Sachs & Co.
Effective Date:	May 21, 2008	December 15, 2007
Reference Entity:	Nabors Industries Inc.	Russian Federation
Notional Amount:	1,000,000 USD	600,000 USD
Termination Date:	March 20, 2018	December 20, 2008
Unrealized Appreciation (Depreciation)	$37,577	$693

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	January 31, 2008	January 5, 2008
Reference Entity:	GMAC	SLM Corp.
Notional Amount:	200,000 USD	200,000 USD
Termination Date:	March 20, 2009	March 20, 2009
Unrealized Appreciation (Depreciation)	$1,195	$(1,456)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	June 2, 2008	May 16, 2007
Reference Entity:	HSBC Finance Corp.	RSHB Capital SA
Notional Amount:	1,300,000 USD	300,000 USD
Termination Date:	June 20, 2010	May 20, 2012
Unrealized Appreciation (Depreciation)	$(38,694)	$(21,898)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	April 14, 2007	February 22, 2008
Reference Entity:	SLM Corp.	General Electric Capital Corp.
Notional Amount:	100,000 USD	600,000 USD
Termination Date:	June 20, 2012	March 20, 2013
Unrealized Appreciation (Depreciation)	$(15,711)	$(5,275)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	March 15, 2008	January 16, 2008
Reference Entity:	Government of Spain	Government of Spain
Notional Amount:	1,400,000 USD	1,600,000 USD
Termination Date:	March 20, 2013	March 20, 2013
Unrealized Appreciation (Depreciation)	$5,467	$(5,385)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	January 12, 2008	May 3, 2008
Reference Entity:	Government of Spain	Radioshack Corp.
Notional Amount:	3,900,000 USD	800,000 USD
Termination Date:	March 20, 2013	June 20, 2013
Unrealized Appreciation (Depreciation)	$(13,125)	$18,715

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	April 4, 2008	March 21, 2007
Reference Entity:	Simon Property Group LP	Dow Jones CDX 10Y Index
Notional Amount:	500,000 USD	15,900,000 USD
Termination Date:	December 20, 2016	June 20, 2017
Unrealized Appreciation (Depreciation)	$4,560	$775,380

Notes to Financial Statements
(continued)

Swap Counterparty:	Goldman Sachs & Co.	Goldman Sachs & Co.
Effective Date:	April 5, 2008	April 2, 2008
Reference Entity:	Limited Brands Inc.	Computer Sciences Corp.
Notional Amount:	500,000 USD	100,000 USD
Termination Date:	September 20, 2017	March 20, 2018
Unrealized Appreciation (Depreciation)	$(8,035)	$(3,569)

Swap Counterparty:	HSBC Bank USA	J.P. Morgan Chase & Co.
Effective Date:	December 11, 2007	August 3, 2006
Reference Entity:	Gazprom	Federative Republic of Brazil
Notional Amount:	900,000 USD	2,000,000 USD
Termination Date:	December 20, 2008	August 20, 2011
Unrealized Appreciation (Depreciation)	$2,327	$24,489

Swap Counterparty:	J.P. Morgan Chase & Co.	Lehman Brothers Inc.
Effective Date:	September 27, 2006	August 9, 2006
Reference Entity:	CNA Financial Corp.	Federative Republic of Brazil
Notional Amount:	100,000 USD	3,400,000 USD
Termination Date:	September 20, 2011	August 20, 2011
Unrealized Appreciation (Depreciation)	$1,584	$35,337

Swap Counterparty:	Lehman Brothers Inc.	Merrill Lynch & Co., Inc.
Effective Date:	July 19, 2006	December 14, 2007
Reference Entity:	ABX HE Aaa 00-11 Index	SLM Corp.
Notional Amount:	400,000 USD	300,000 USD
Termination Date:	May 25, 2046	December 20, 2008
Unrealized Appreciation (Depreciation)	$(11,954)	$(1,208)

Swap Counterparty:	Merrill Lynch & Co., Inc.	Morgan Stanley
Effective Date:	May 15, 2007	December 14, 2007
Reference Entity:	Morgan Stanley Bank AG	Gazprom
Notional Amount:	200,000 USD	200,000 USD
Termination Date:	May 20, 2012	December 20, 2008
Unrealized Appreciation (Depreciation)	$(11,504)	$538

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	December 19, 2007	August 8, 2008
Reference Entity:	Gazprom	Russian Federation
Notional Amount:	200,000 USD	2,300,000 USD
Termination Date:	December 20, 2008	February 20, 2009
Unrealized Appreciation (Depreciation)	$548	$(1,438)

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	April 12, 2008	April 15, 2008
Reference Entity:	Gaz Capital SA	Gaz Capital SA
Notional Amount:	500,000 USD	100,000 USD
Termination Date:	April 20, 2009	April 20, 2009
Unrealized Appreciation (Depreciation)	$4,246	$866

Swap Counterparty:	Morgan Stanley	Morgan Stanley
Effective Date:	August 2, 2006	April 23, 2008
Reference Entity:	Federative Republic of Brazil	Alcoa Inc.
Notional Amount:	2,000,000 USD	1,000,000 USD
Termination Date:	August 20, 2011	March 20, 2012
Unrealized Appreciation (Depreciation)	$26,483	$9,059

Notes to Financial Statements
(continued)

Swap Counterparty:	Morgan Stanley	Royal Bank of Scotland PLC
Effective Date:	May 16, 2008	June 18, 2008
Reference Entity:	Pearson Dollar Finance PLC	Deutsche Bank AG
Notional Amount:	1,000,000 USD	1,200,000 USD
Termination Date:	June 20, 2014	December 20, 2008
Unrealized Appreciation (Depreciation)	$3,525	$2,253

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	October 26, 2006	December 12, 2007
Reference Entity:	Landsbanki Islands hf	DR Horton
Notional Amount:	200,000 USD	200,000 USD
Termination Date:	September 20, 2009	March 20, 2010
Unrealized Appreciation (Depreciation)	$12,615	$2,482

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	September 19, 2006	May 21, 2008
Reference Entity:	Daimler Finance North America	GATX Financial Corp.
Notional Amount:	100,000 USD	1,000,000 USD
Termination Date:	September 20, 2011	March 20, 2012
Unrealized Appreciation (Depreciation)	$844	$29,317

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	March 27, 2008	May 21, 2008
Reference Entity:	Morgan Stanley	Cleveland Electric Illumination
Notional Amount:	300,000 USD	1,000,000 USD
Termination Date:	June 20, 2013	June 20, 2017
Unrealized Appreciation (Depreciation)	$2,932	$(15,328)

Swap Counterparty:	Royal Bank of Scotland PLC	Royal Bank of Scotland PLC
Effective Date:	May 17, 2008	July 23, 2008
Reference Entity:	American General Finance Corp.	Bear Stearns & Co., Inc.
Notional Amount:	1,000,000 USD	2,000,000 USD
Termination Date:	December 20, 2017	March 20, 2018
Unrealized Appreciation (Depreciation)	$194,601	$8,694

Swap Counterparty:	UBS Securities LLC	UBS Securities LLC
Effective Date:	September 27, 2006	April 2, 2008
Reference Entity:	Capital One Financial Corp.	Avnet Inc.
Notional Amount:	100,000 USD	300,000 USD
Termination Date:	September 20, 2011	September 20, 2016
Unrealized Appreciation (Depreciation)	$11,834	$(8,344)

Swap Counterparty:	UBS Securities LLC	Wachovia Bank N.A.
Effective Date:	May 21, 2008	May 4, 2007
Reference Entity:	Amgen Inc.	Globalsantafe Corp.
Notional Amount:	1,000,000 USD	100,000 USD
Termination Date:	June 20, 2018	June 20, 2012
Unrealized Appreciation (Depreciation)	$(32,005)	$(642)

At August 31, 2008, Core Fixed Income Investments and International Fixed Income Investments had total net unrealized appreciation (depreciation) of $1,124,353 and ($1,841,330), respectively, from swap contracts.

During the year ended August 31, 2008, Core Fixed Income Investments entered into mortgage dollar roll transactions in the aggregate amount of $22,800,000.

At August 31, 2008, Core Fixed Income Investments had outstanding mortgage dollar rolls with a total cost of $6,652,818.

Notes to Financial Statements
(continued)

For the year ended August 31, 2008, Core Fixed Income Investments recorded interest income of $41,934 related to such mortgage dollar rolls.

4.	Shares of Beneficial Interest

At August 31, 2008, the Trust had an unlimited number of units of beneficial interest (shares) authorized with a par value of $0.001 per share. At August 31, 2008, Trustees and executive officers of the Trust as a group owned of record less than 1% of the outstanding shares of the Trust.

Transactions in shares of each Fund were as follows:

	Year Ended	Year Ended
	August 31,	August 31,
	2008	2007

Large Capitalization Growth Investments
Shares sold	40,363,948	45,074,316
Shares issued on reinvestment	2,578,679	—
Shares repurchased	(51,342,800)	(25,913,573)

Net Increase (Decrease)	(8,400,173)	19,160,743

Large Capitalization Value Equity Investments
Shares sold	76,759,909	31,269,276
Shares issued on reinvestment	16,613,900	10,091,077
Shares repurchased	(34,805,302)	(26,438,680)

Net Increase	58,568,507	14,921,673

Small Capitalization Growth Investments
Shares sold	11,363,767	4,776,289
Shares repurchased	(6,872,593)	(6,103,574)

Net Increase (Decrease)	4,491,174	(1,327,285)

Small Capitalization Value Equity Investments
Shares sold	13,787,677	4,945,416
Shares issued on reinvestment	4,865,741	3,997,706
Shares repurchased	(9,141,722)	(7,073,705)

Net Increase	9,511,696	1,869,417

International Equity Investments
Shares sold	41,065,929	27,896,868
Shares issued on reinvestment	9,999,535	1,934,267
Shares repurchased	(39,132,746)	(20,150,816)

Net Increase	11,932,718	9,680,319

Emerging Markets Equity Investments
Shares sold	19,743,741	11,933,875
Shares issued on reinvestment	2,677,206	174,684
Shares repurchased	(8,757,028)	(5,572,571)

Net Increase	13,663,919	6,535,988

Core Fixed Income Investments
Shares sold	65,445,760	36,757,606
Shares issued on reinvestment	5,782,836	4,839,040
Shares repurchased	(59,659,102)	(28,870,321)

Net Increase	11,569,494	12,726,325

Notes to Financial Statements
(continued)

	Year Ended	Year Ended
	August 31,	August 31,
	2008	2007

High Yield Investments
Shares sold	21,582,696	4,091,715
Shares issued on reinvestment	2,416,831	1,561,954
Shares repurchased	(11,158,077)	(10,764,733)

Net Increase (Decrease)	12,841,450	(5,111,064)

International Fixed Income Investments
Shares sold	20,900,311	9,169,251
Shares issued on reinvestment	543,508	887,334
Shares repurchased	(9,713,574)	(10,463,481)

Net Increase (Decrease)	11,730,245	(406,896)

Municipal Bond Investments
Shares sold	8,055,503	2,579,007
Shares issued on reinvestment	361,928	263,754
Shares repurchased	(4,912,524)	(2,312,764)

Net Increase	3,504,907	529,997

Money Market Investments
Shares sold	313,671,074	118,948,194
Shares issued on reinvestment	5,611,668	5,689,337
Shares repurchased	(293,446,441)	(135,227,763)

Net Increase (Decrease)	25,836,301	(10,590,232)

5.	Dividends Subsequent to August 31, 2008

Subsequent to the fiscal year end, the Funds made the following distributions:

Record Date	Core Fixed Income	High Yield	Municipal Bond	Money Market
Payable Date	Investments	Investments	Investments	Investments

9/29/08-9/30/2008	$0.033871	$0.031531	$0.029194	$0.001335

The tax character of distributions paid during the fiscal year ended August 31, 2008, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	$19,908,745	$71,553,942	—	$5,593,692
Net Long-term Capital Gains	$21,231,954	$115,240,776	—	$45,981,496

Total Distributions Paid	$41,140,699	$186,794,718	—	$51,575,188

Notes to Financial Statements
(continued)

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	$62,224,765	$21,089,798	$49,103,135	$10,907,289
Net Long-term Capital Gains	$81,408,296	$30,973,354	—	—

Total Distributions Paid	$143,633,061	$52,063,152	$49,103,135	$10,907,289

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	—	$3,418,532	—
Tax Return of Capital	—	—	—
Ordinary Income	$4,292,682	$32,285	$5,161,469
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$4,292,682	$3,450,817	$5,161,469

The tax character of distributions paid during the fiscal year ended August 31, 2007, were as follows:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	—	$45,066,729	—	$12,815,361
Net Long-term Capital Gains	—	$83,617,882	—	$40,214,079

Total Distributions Paid	—	$128,684,611	—	$53,029,440

	International	Emerging Markets	Core Fixed
	Equity	Equity	Income	High Yield
	Investments	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	—	—	—	—
Tax Return of Capital	—	—	—	—
Ordinary Income	$28,500,011	$2,740,460	$40,375,847	$7,753,707
Net Long-term Capital Gains	—	—	—	—

Total Distributions Paid	$28,500,011	$2,740,460	$40,375,847	$7,753,707

Notes to Financial Statements
(continued)

	International Fixed
	Income	Municipal Bond	Money Market
	Investments	Investments	Investments

Distributions paid from:
Tax Exempt	—	$2,608,254	—
Tax Return of Capital	—	—	—
Ordinary Income	$7,043,250	—	$6,332,962
Net Long-term Capital Gains	—	—	—

Total Distributions Paid	$7,043,250	$2,608,254	$6,332,962

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Large		Large		Small		Small
	Capitalization		Capitalization		Capitalization		Capitalization
	Growth		Value Equity		Growth		Value Equity
	Investments		Investments		Investments		Investments

Undistributed ordinary income — net	$4,834,394		$26,275,508		—		$2,588,328
Undistributed long-term capital gains — net	$25,527,939		—		—		$13,758,894

Total Undistributed earnings	$30,362,333		$26,275,508		—		$16,347,222
Capital Loss Carryforward*	—		—		$(236,292,174)		—
Other book/tax temporary differences	—		$(22,036,699	)(b)	(11,116,259	)(b)	—
Unrealized appreciation/(depreciation)	$212,281,563	(a)	$(72,719,693	)(a)	$73,564,352	(a)	$19,014,880	(g)

Total accumulated earnings/(losses) — net	$242,643,896		$(68,480,884)		$(173,844,081)		$35,362,102

			Emerging Markets		Core Fixed
	International		Equity		Income		High Yield
	Equity Investments		Investments		Investments		Investments

Undistributed ordinary income — net	$31,256,487		$3,919,981		$26,580,579		$1,726,166
Undistributed long-term capital gains — net	$48,932,419		$14,604,138		—		—

Total Undistributed earnings	$80,188,906		$18,524,119		$26,580,579		$1,726,166
Capital Loss Carryforward*	—		—		—		$(86,265,216)
Other book/tax temporary differences	—		—		—		$(6,301,017	)(b)
Unrealized appreciation/(depreciation)	$(119,536,686	)(a)	$32,984,283	(c)	$(30,206,955	)(d)	$(10,954,320	)(e)

Total accumulated earnings/(losses) — net	$(39,347,780)		$51,508,402		$(3,626,376)		$(101,794,387)

	International Fixed
	Income		Municipal Bond
	Investments		Investments

Undistributed tax exempt income — net	—		$164,942
Undistributed ordinary income — net	$9,127,472		—
Undistributed long-term capital gains — net	—		—

Total Undistributed earnings	$9,127,472		$164,942
Capital Loss Carryforward*	$(1,807,769)		$(1,350,229)
Other book/tax temporary differences	$(5,760,161	)(b)	—
Unrealized appreciation/(depreciation)	$(4,379,287	)(d)	$(1,124,438	)(f)

Total accumulated earnings/(losses) — net	$(2,819,745)		$(2,309,725)

As of August 31, 2008, there were no significant differences between the book and tax components of net assets for Money Market Investments.

Notes to Financial Statements
(continued)

*	During the taxable year ended August 31, 2008, Small Capitalization Growth Investments utilized $19,228,265, Core Fixed Income Investments utilized $16,346,058, High Yield Investments utilized $131,912, Municipal Bond Investments utilized $596,653, and Money Market Investments utilized $10,187 of each of their respective capital loss carryover available from prior years.
(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
(b)	Other book/tax temporary differences are attributable primarily to the tax deferral of post-October capital and currency losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and other book/tax basis adjustments.
(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.
(e)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax accrual of defaulted bond interest and the difference between book and tax amortization methods for premiums on fixed income securities.
(f)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.
(g)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and tax cost adjustments related to real estate investment trusts.

6.	Capital Loss Carry forward

As of August 31, 2008, the Funds had the following net capital loss carryforwards remaining:

	Large	Large	Small	Small
	Capitalization	Capitalization	Capitalization	Capitalization
	Growth	Value Equity	Growth	Value Equity	International	Emerging Markets
Year of Expiration	Investments	Investments	Investments	Investments	Equity Investments	Equity Investments

8/31/2010	—	—	$(44,418,868)	—	—	—
8/31/2011	—	—	(191,873,306)	—	—	—
8/31/2012	—	—	—	—	—	—

	—	—	$(236,292,174)	—	—	—

	Core Fixed		International Fixed
	Income	High Yield	Income	Municipal Bond	Money Market
Year of Expiration	Investments	Investments	Investments	Investments	Investments

8/31/2009	—	$(2,126,396)	—	$(1,249,410)	$(10,924)
8/31/2010	—	(45,159,946)	—	—	—
8/31/2011	—	(37,864,134)	—	—	—
8/31/2012	—	—	—	—	—
8/31/2013	—	—	—	—	—
8/31/2014	—	(1,114,740)	$(242,180)	(45,465)	—
8/31/2015	—	—	(875,063)	(55,354)	—
8/31/2016	—	—	(690,526)	—	—

	—	$(86,265,216)	$(1,807,769)	$(1,350,229)	$(10,924)

These amounts will be available to offset any future taxable capital gains.

7.	Regulatory Matters

On July 13, 2007, the New York Stock Exchange, LLC (“NYSE”) issued a Hearing Board Decision in connection with the settlement of an enforcement proceeding by NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) against Citigroup Global Markets, Inc. (“CGMI” or “the Firm”), an affiliate of Citigroup Investment Advisory Services (“CIAS”), the investment adviser to the Trust, relating to the practice of market timing in proprietary and non-proprietary mutual funds by financial advisors (“FAs”) at the Firm.

Notes to Financial Statements
(continued)

The decision concerned the Firm’s failure to supervise adequately its branch offices and certain registered representatives who engaged in deceptive mutual fund market timing on behalf of some customers during the period from January 2000 through April 2003. The decision notes that market timing occurred in the Firm’s proprietary funds, which include the Portfolios of the Trust, as well as in non-proprietary funds. Between 1998 and May 2000, the Firm made an effort to end market timing in its proprietary funds and its fee-based mutual fund trading programs, including TRAK. Market timing by CGMI FAs in proprietary funds was largely ended by late 2001 or early 2002. The decision finds that the Firm failed to supervise its FAs adequately and failed to maintain books and records of the trading in mutual fund sub-accounts. Further, the NYSE found that while the Firm had policies in place to address market timing, such policies were ineffective to stop certain FAs from market timing and were inadequately enforced. The decision cited three CGMI branches in particular for the most serious conduct, and noted that six branches accounted for over 40% of all market-timing transactions. The NYSE noted the Firm’s cooperation during the course of the investigation.

Without admitting or denying guilt, the Firm consented to a finding that it had violated NYSE Rule 342 by failing to reasonably supervise certain business activities and to establish and maintain appropriate procedures for supervision and control with respect to trading of mutual funds and mutual fund-like sub-accounts of variable annuities; violated NYSE Rules 401(a) and 476(a) by failing to prevent certain brokers from engaging in violative market timing of mutual funds, including use of deceptive practices related to market timing of mutual funds; and violated Section 17(a) of the Securities Exchange Act of 1934, Rules 17a-3 and 17a-4 thereunder, and NYSE Rule 440 by failing to make or preserve accurate books and records reflecting or relating to order communication and entry time for mutual fund shares, rejection or cancellation of trades related to market timing, and orders or confirmations for transactions executed by Firm employees in variable annuity products sub-accounts held away from the Firm.

The Firm consented to the imposition of a penalty consisting of censure and a payment of $50,000,000, to be distributed as follows: (a) $35,000,000 is to be placed in a distribution fund as disgorgement; (b) a penalty of $10,000,000, of which $5,000,000 is to be paid directly to NYSE Regulation and $5,000,000 is to be placed directly in the distribution fund; and (c) a penalty of $5,000,000 which is to be paid to the State of New Jersey.

The Firm is required to retain, within 90 days of the date on which the Hearing Board Decision becomes final, an Independent Distribution Consultant not unacceptable to NYSE Regulation, who will develop a distribution plan for the distribution of the disgorgement amount and internal earnings thereon, according to a methodology developed by the Firm and not unacceptable to NYSE Regulation. To the extent feasible, this disgorgement amount shall go first to the Firm’s customers who during the period January 2000 through September 2003 invested long-term in the mutual funds that were the subject of the market timing, with any funds not distributed to be paid to NYSE Regulation. Investors who held shares in the funds during the relevant time period may be eligible to receive a portion of such distributions and will be notified of such eligibility as the distribution plan proceeds. Although there can be no assurance, the manager does not believe that this matter will have a material adverse affect on the Trust.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including Smith Barney Fund Management, LLC (“SBFM”), to Legg Mason. The Trust was not included in the sale.

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, at the time a division of Citigroup, and currently, a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in

Notes to Financial Statements
(continued)

exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

8.	Legal Matters

Beginning in August 2005, five putative class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as advisor to the Funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On December 28, 2005, the five actions were consolidated in Federal District Court in the Southern District of New York. On April 17, 2006, the Court appointed a lead plaintiff and lead counsel, who filed a consolidated, amended complaint on June 2, 2006. The consolidated, amended complaint alleged violations of federal securities laws and added as defendants two former SBFM executives, Thomas Jones and Lewis Daidone. On October 3, 2006, the Defendants filed a motion and supporting memorandum to dismiss all of these claims. On November 28, 2006, plaintiffs filed a memorandum in opposition to Defendants’ motion to dismiss, and Defendants filed a reply brief on December 19, 2006. Oral arguments on the motion to dismiss occurred on February 1, 2007. On September 26, 2007, the district court issued an order granting defendants’ motion to dismiss. The order gave plaintiffs through and including October 19, 2007, to replead the one claim that was dismissed without prejudice, but plaintiffs chose not to do so. However, plaintiffs appealed the dismissal of their remaining claims with prejudice, and that appeal is in the process of being briefed.

CGM believes that resolution of the pending lawsuits will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

Notes to Financial Statements
(continued)

9.	Other Matters

None.

10.	Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Funds will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Trust has reviewed the tax position of the Funds for each of the three open tax years as of August 31, 2008, and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements. The Funds’ income and excise tax returns and all financial records supporting those returns are subject to examination by the Federal, New York and Delaware revenue authorities for all taxable years beginning after August 31, 2005.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management of the Trust believes the adoption of FAS 157 will have no material impact on its financial statements.

* * *

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of fund derivatives and the effect derivatives have on financial performance. Management is currently evaluating the effect the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

* * *

In September 2008, FASB Staff Position 133-1 and Fin 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

11.	Subsequent Events

Lehman Brothers Holdings Inc. (“Lehman”) made a bankruptcy filing on September 15, 2008, subsequent to the reporting period. The reported value of the Large Capitalization Value Equity Investments, Core Fixed Income Investments, and International Fixed Income Investments positions as of August 31, 2008, with Lehman does not reflect this development or portfolio transactions after August 31, 2008. The effect of this development on the Fund’s total net assets is material and is

Notes to Financial Statements
(continued)

incorporated in the current daily calculation of the Fund’s net asset value. From August 31, 2008 to October 29, 2008, the decrease in the value of the Large Capitalization Value Equity Investments, Core Fixed Income Investments, and International Fixed Income Investments holdings in Lehman are $917,130, $6,932,150 and $2,423,111, respectively.

* * *

On October 8, 2008, with approval from The Board of Trustees of the Consulting Group Capital Markets Funds, Money Market Investments (“Fund”) applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund’s participation has been accepted by the U.S. Treasury.

The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury until September 18, 2009.

In order to participate in the Program through December 18, 2008, the Fund paid an amount equal to 0.01% of the net asset value (“NAV”) of the Fund as of September 19, 2008. If the Program is extended and the Fund is eligible to, and does, participate in any Program extension, payment of an additional fee will be required. The Fund is responsible for payment of these fees, and the fees will not be subject to any expense limitation or reimbursement agreement.

Under the Program, Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008, (“Covered Shares”) at $1.00 per share if the Fund’s NAV falls below $0.995 (a “Guarantee Event”). Fund shares added to an existing account or purchased for a new account after the close of business on September 19, 2008, will not be covered by the Program. The Program provides a guarantee for lesser of (a) the number of shares owned by the shareholder at the close of September 19, 2008, or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

Recovery under the Program is subject to certain terms and conditions, including the following:

1. The Guarantee Event occurs during the term of the Program.

2. The Fund liquidates following a Guarantee Event that is not cured. Under these circumstances, Fund shareholders will receive under the Program, with respect to Fund shares covered by the Program, any difference between the amount received (in cash or through in-kind distributions) from the Fund in connection with the liquidation and $1.00 per Fund share.

3. There are funds still available in the Federal Exchange Stabilization Fund (currently approximately $50 billion) at the time of the Guarantee Event.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Consulting Group Capital Markets Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments for Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments, International Fixed Income Investments, Municipal Bond Investments, and Money Market Investments, each a series of Consulting Group Capital Markets Funds, as of August 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of August 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 29, 2008

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited)

Approval of Management Agreement and Subadvisory Agreements

At a meeting held in person on May 28, 2008, the Board of Trustees, including a majority of the Board Members who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust or the Manager, re-approved for an annual period the Trust’s management agreement (the “Management Agreement”) and certain subadvisory agreements (the “Subadvisory Agreements”). In their consideration of the re-approval of the Management Agreement and the Subadvisory Agreements, the Board considered the factors described below.

The non-interested Board Members also met in a private session with their independent legal counsel, at which no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board Members approved the Management Agreement and the Subadvisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Subadvisory Agreements.

Nature, Extent and Quality of the Services Under the Management and Subadvisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds by the Manager and the Sub-advisers under the Management Agreement and the Subadvisory Agreements, respectively, during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Trust’s affairs and its role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager regarding the review of the Trust’s and the Sub-advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel and the portfolio management teams primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied to the Sub-advisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans and recent organizational changes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Subadvisory Agreements were adequate and appropriate.

Fund Performance

The Board received and considered performance information for the Funds as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data for various periods ended March 31, 2008. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Funds with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Portfolios’ performance against their benchmarks.

The Board was generally satisfied with the overall performance of the Portfolios and with the Adviser’s efforts to improve performance. The Trustees determined to continue to closely gauge the performance of the Portfolios.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fees (the “Contractual Management Fees”) payable by the Funds to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Sub-advisers. The Board also reviewed and considered whether fee waiver and/or expense reimbursement

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

arrangements are currently in place for the Funds and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued. In addition, the Board noted that the compensation paid to the Sub-advisers is paid by the Manager, not the Funds, and, accordingly, that the retention of the Sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s shareholders.

The Board received and considered information comparing the Funds’ Contractual Management Fees and Actual Management Fees and the Funds’ overall expenses with those of funds in both the relevant expense group (“Expense Group”) and a broader group of funds, (“Expense Universe”), each selected and provided by Lipper. The Board also considered and discussed information about the Sub-advisers’ fees and comparable information for other subadvised funds, as well as other accounts managed by the Sub-advisers, and, in this connection, the amount of the Contractual and Actual Management Fees retained by the Manager.

The Board concluded that the fee paid by each Portfolio to the Adviser and the fees paid by the Adviser to the Sub-advisers were reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Adviser and Sub-advisers from the relationship with the Portfolios.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. To the extent available, the Board also reviewed information provided by the Sub-advisers with respect to the Sub-advisers’ profitability in providing subadvisory services to the Funds. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Funds.

Other Benefits to the Manager and the Sub-advisers

The Board considered other benefits received by the Manager, the Sub-advisers and their affiliates as a result of their relationship with the Funds, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Board Approval of New Investment Advisory Agreements

At a meeting held in person on February 27, 2008, the Trust’s Board, including a majority of the Independent Board Members, approved a new investment advisory agreement (“Investment Advisory Agreement”) with Marsico Capital Management, LLC (“Marsico”) on behalf of the Trust’s International Equity Investments the (“Portfolio”). To assist the Board in its consideration of the Investment Advisory Agreement, the Manager provided materials and information about Marsico, including its financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the in person meeting. Representatives of Marsico also made a presentation to and responded to questions from the Board.

In their deliberations concerning the Investment Advisory Agreement, among other things, the Board Members considered:

(i) that the Manager conducted a thorough search process in selecting Marsico, including a review of the universe of international equity sub-advisers, including managers that had a recommended opinion from the Manager’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

(ii) Marsico met all qualitative and quantitative requirements and was “recommended” by the Manager’s research department;

(iii) the history, reputation, qualification and background of Marsico, as well as the adviser’s personnel and financial conditions;

(iv) the experience of Marsico’s key personnel in institutional investing and the quality of services that it would be expected to provide the Portfolio;

(v) Marsico’s investment performance;

(vi) that Marsico had approximately $106 billion in assets under management;

(vii) that Marsico’s Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(viii) the fee and expense ratios of comparable mutual funds;

(ix) that the terms of the Investment Advisory Agreement with Marsico was substantially similar in all respects to the agreements between the additional investment advisers to the Portfolio, except with respect to fees.

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Investment Advisory Agreement was acceptable. The Investment Advisory Agreement with Marsico became effective on March 17, 2008.

At a meeting held in person on May 27, 2008, the Trust’s Board, including a majority of the Independent Board Members, approved a new investment advisory agreement (“Investment Advisory Agreement”) with Thornburg Investment Management, Inc. (“Thornburg”) on behalf of the Trust’s International Equity Investments (“Portfolio”). To assist the Board in its consideration of the Investment Advisory Agreements, the Manager provided materials and information about Thornburg, including its financial condition, asset management capabilities and organization. The materials and information were provided in advance of and at the in person meeting. Representatives of Thornburg also made a presentation to and responded to questions from the Board.

In their deliberations concerning the Investment Advisory Agreement, among other things, the Board Members considered:

(i) that the Manager conducted a thorough search process in selecting Thornburg, including a review of the universe of international equity advisers, including managers that had a recommended opinion from the Manager’s research department, eventually narrowing the search through discussions with research personnel and eliminating candidates with potential affiliation problems;

(ii) that Thornburg met all qualitative and quantitative requirements and was “recommended” by the Manager’s research department;

(iii) the history, reputation, qualification and background of Thornburg, as well as its personnel and financial conditions;

(iv) the experience of Thornburg’s key personnel in institutional investing and the quality of services that it would be expected to provide the Portfolio;

(v) Thornburg’s investment performance;

(vi) that Thornburg had approximately $54.4 billion in assets under management;

(vii) that Thornburg’s Rule 38a-1 policies and procedures were found to be in compliance with the Rule;

(viii) the fee and expense ratios of comparable mutual funds;

(ix) that the terms of the Investment Advisory Agreement with Thornburg is substantially similar in all respects to the agreements with the additional investment advisers to the Portfolios, except with respect to fees.

Board Approval of Management Agreement and Investment Advisory Agreements
(unaudited) (continued)

The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Investment Advisory Agreement, was acceptable. The Investment Advisory Agreement with Thornburg became effective on June 16, 2008.

Additional Information
(unaudited)

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Portfolios, including agreements with the Portfolio’s distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolios are delegated to the Portfolios’ Manager, The Consulting Group, a division of Citigroup Investment Advisory Services Inc. (“CIAS”)

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. The officers of the Trust are employees of organizations that provide services to the Portfolios. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), is indicated by an asterisk.

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Non-Interested Trustees
Armon E. Kamesar 7328 Country Club Drive La Jolla, CA 92037 Birth Year: 1927	Chairman and Trustee	Since 1994	Chairman, TEC International (organization of chief executives).	11	None

Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Trustee	Since 2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001.	Retired.	11	Trustee Emeritus, Nicholas Applegate Funds; Trustee, UBS Funds; Director, US Bancorp Advisory Group

Adela Cepada c/o The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds; Trustee, UBS Funds; Director, Ft. Dearborn Income Securities
H. John Ellis 858 E. Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Trustee	Since 1999	Retired.	11	None

Stephen E. Kaufman Stephen E. Kaufman, P.C. 277 Park Avenue, 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present).	11	None

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Trustee	Since 2006	President, Murphy Capital Management (investment management).	11	Trustee, Nicholas Applegate Institutional Funds; Trustee, Legg Mason Partners Trust and Legg Mason Partners Variable Equity Trust
Mark J. Reed 101 S. Hanley Rd., Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance, Officer, Bush O’Donnell Investments Advisors, Inc., (1988-present).	11	None

Interested Trustees:

Laurie A. Hesslein** Citigroup Global Markets Inc. (“CGM”) 388 Greenwich St., 19th Fl. New York, NY 10026 Birth Year: 1959	Trustee	Since 2006	Managing Director, Productivity Improvement and Re-engineering, Citigroup, Inc. (2008-present), Managing Director, Chief Administrative Officer, Private Client Group, Citi Smith Barney (2004-2008); Managing Director, Investment Products, Private Client Group, Smith Barney (2003-2006); Director and member of the Audit Committee, CitiStreet, Retirement Plan Record Keeper (2002-2008); Interested Director, Vice President of a 501(c)(3) public charity which hosts Citi Impact Funding Trust (Citi GIFT), a donor-advised fund (2000-present).	11	None

W. Thomas Matthews** CGM 453 Banks Mill Road SE Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005-2007); previously, President and Chief Executive Officer, Smith Barney (2002-2005).	11	None

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Officers:

James J. Tracy CGM 787 Seventh Avenue, 15th Floor New York, NY 10019 Birth Year: 1957	Chief Executive Officer and President	Since 2007	Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services, oversees the Consulting Group, Portfolio Management Group, Smith Barney Advisor Program and Citi Institutional Consulting (2008-present); previously Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006).	N/A	N/A

James F. Walker CGM 787 Seventh Avenue 32nd Floor New York, NY 10019 Birth Year: 1963	Chief Financial Officer and Treasurer	Since 2007	Managing Director, CGM; Chief Operating Officer, Investment Advisory Services, Smith Barney (2006-present); previously Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002.	N/A	N/A

Paul F. Gallagher CGM 222 Delaware Avenue 7th Floor Wilmington, DE 19801 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007	Director and Associate General Counsel, CGM (2006-present); previously, Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006).	N/A	N/A

Dominic Maurillo CGM 787 Seventh Avenue 32nd Floor New York, NY 10019 Birth Year: 1967	Chief Operating Officer	Since 2007	First Vice President, CGM (2007-present); previously, Senior Vice President, D.F. King & Co., Inc. (1994-2007).	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Steven Hartstein CGM 480 Washington Blvd, 19th Floor Jersey City, NJ 07310 Birth Year: 1963	Chief Compliance Officer	Since 2006	Director, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2008-present); previously Senior Vice President, CGM and Assistant Director, Investment Advisory Services Compliance, Smith Barney (2006-2007); Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006); Director and Senior Compliance Officer, UBS Global Asset Management (2002-2004).	N/A	N/A

Carmen Z. Menendez-Puerto CGM 485 Lexington Ave. New York, NY 10017 Birth Year: 1961	Chief Anti- Money Laundering Compliance Officer	Since 2006	Managing Director, CGM (2007-present); Director, Smith Barney Anti-Money Laundering program (2005-present); previously Director, CGM (2005-2006); Senior Vice President, CGM (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Equity Research Compliance (2003-2005).	N/A	N/A

LeRoy T. Pease III The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Vice President and Investment Officer	Since 1996	Senior Vice President, CGM.	N/A	N/A

Mark C. Kennard The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Vice President and Investment Officer	Since 2004	Senior Vice President, CGM; previously, Strategy Analyst, Smith Barney (1992-2007).	N/A	N/A

Additional Information
(unaudited) (continued)

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other Board
Name, Address and	Held with	of Time	Principal Occupation(s)	Overseen	Memberships
Birth Year	Fund	Served	During Past Five Years	by Trustee	Held by Trustee

Israel Grafstein CGM 485 Lexington Ave. New York, NY 10017 Birth Year: 1974	Assistant Secretary	Since 2006	Senior Vice President and Associate General Counsel, CGM (2008-present); previously First Vice President and Associate General Counsel, CGM (2006-2007); Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004).	N/A	N/A

Stephen M. Hagan The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1968	Investment Officer	Since 1997	Director, CGM (2008-present); previously, Senior Vice President, CGM (2006-2007); First Vice President, CGM (2002-2005).	N/A	N/A

Robert Seidel The Consulting Group 100 Light Street, 4th Floor Baltimore, MD 21202 Birth Year: 1975	Investment Officer	Since 2007	First Vice President, CGM (2006-present); previously Vice President, Legg Mason (1997-2006).	N/A	N/A

Jay T. Shearon The Consulting Group 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2007	Vice President, CGM, (2005-present); previously, Assistant Vice President (2000-2005).	N/A	N/A.

*	Each Trustee and Officer serves until his or her has been duly elected and qualified
**	Ms. Hesslein and Mr. Matthews are interested persons of the Trust as defined in the 1940 Act because each is or was an officer of CGM and certain of its affiliates.
Ms. Cepada became a Trustee effective September 3, 2008.

Important Tax Information
(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2008:

		Large
	Large Capitalization	Capitalization	Small Capitalization	International
	Growth	Value Equity	Value Equity	Equity		Emerging Markets
	Investments	Investments	Investments	Investments		Equity Investments

Record Date:	12/17/2007	12/17/2007	12/17/2007	12/17/2007		12/17/2007
Payable Date:	12/18/2007	12/18/2007	12/18/2007	12/18/2007		12/18/2007
Ordinary Income:
Qualified Dividend Income for Individuals	89.54%	53.46%	66.41%	35.22%		28.93%
Dividends Qualifying for the Dividends Received Deduction for Corporations	80.13%	49.57%	60.83%	—		.42%
Foreign Source Income	—	—	—	46.16	%**	36.37	%**
Foreign Tax Paid Per Share	—	—	—	$.031049		$.040185
Long-Term Capital Gain Dividend	$.13602 *	$.80071 *	$1.86677 *	$.77185	*	$1.08549	*

International
	Fixed Income	Core Fixed	Municipal Bond	Money Market	High Yield
	Investments	Investments	Investments	Investments	Investments

Record Date:	12/17/2007	Monthly	Monthly	Monthly	Monthly
Payable Date:	12/18/2007	Monthly	Monthly	Monthly	Monthly
Interest from Tax-Exempt Obligations	—	—	100%	—	—
Interest from Federal Obligations	31.07%	50.24%	—	70.63%	17.50%
Tax Return of Capital	—	—	—	—	—

**	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
*	Of this amount, 0.0003% for Large Capitalization Value Equity Investments and 0.0009% for Small Capitalization Value Equity Investments represented Unrecaptured Section 1250 gains subject to a maximum 25% rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

CITIGROUP GLOBAL MARKETS INC.
Distributor

CITIGROUP INVESTMENT ADVISORY SERVICES INC.
Investment Adviser

This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust’s Investment policies, charges and expenses as well as other pertinent information.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at https://www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html and (3) on the SEC’s website at www.sec.gov.

© 2008 Citigroup Global Markets Inc. Member SIPC. Smith Barney and Consulting Group are divisions of Citigroup Global Markets Inc. Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITI, CITI and Arc Design and CITIGROUP are trademarks and service marks of Citigroup and are used and registered throughout the world. Securities are offered through Citigroup Global Markets Inc. Investments are not FDIC-insured or bank-guaranteed, and investors may lose money.

Consulting Group Capital Markets Funds
222 Delaware Avenue
Wilmington, Delaware 19801

TK 2120A, 8/08

ITEM 2. CODE OF ETHICS.
(a) The registrant, as of the end of the period covered by this report (the “Reporting Period”), has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b) Not Applicable.
(c) The Code of Ethics was amended during the reporting period covered by this report to make certain non-material changes. The amended Code of Ethics was also filed as an exhibit to the registrant’s Form N-CSRS for the semi-annual reporting period which ended February 29, 2008.
(d) The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.
(e) Not Applicable.
(f) The registrant has included a copy of its code of ethics as an exhibit to this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Armon Kamesar possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the registrant’s audit committee financial expert. Mr. Kamesar is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
AUDIT FEES —
(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years ending August 31, 2008 and August 31, 2007 (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,500 in 2008 and $301,400 in 2007.
(b) Audit-Related Fees. There were no fees billed for the Reporting Period ended August 31, 2008 for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4.
For the fiscal year ended August 31, 2007, $40,000 was billed for the Reporting Periods for assurance and related services by the Auditor that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported under paragraph (a) of this Item 4. These services consisted of procedures performed in connection with the registrant’s change in administrator.
(c) Tax Fees. The aggregate fees billed for each of the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $65,270 in 2008 and $61,000 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the registrant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Consulting Group Capital Markets Funds provides that the Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the “Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).
(2) The percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2008 and 2007; Tax Fees were 0% for 2008 and 2007; and Other Fees were 0% for 2008 and 2007.
(f) Not Applicable.
(g) Aggregate non-audit fees billed by the Auditor for services rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management as is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant of each of the last two fiscal years of the registrant (“Service Affiliates”) during the Reporting Periods were $0 in 2008 and 2007.
(h) Consulting Group Capital Markets Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that were not pre-approved is compatible with maintaining the Auditor’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not Applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not Applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, as of a date within 90 days of the filing date of this report, based on his evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, as amended, 17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not Applicable.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Consulting Group Capital Markets Funds
By: /s/ JAMES J. TRACY
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds
Date: November 5, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ JAMES J. TRACY
James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds
Date: November 5, 2008
By: /s/ JAMES F. WALKER
James F. Walker
Chief Financial Officer
Consulting Group Capital Markets Funds
Date: November 5, 2008